UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2005

                  Date of reporting period: December 31, 2005


ITEM 1. REPORT TO STOCKHOLDERS.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


DECEMBER 31, 2005


S&P 500 INDEX FUND

SMALL CAP INDEX FUND

INTERNATIONAL EQUITY INDEX FUND



Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                                    Contents
                                    --------------------------------------------
                                    President's Message.....................   1
                                    Performance Overviews...................   4
                                    American Beacon Funds
                                       Statements of Assets and
                                          Liabilities.......................  12
                                       Statements of Operations.............  13
                                       Statements of Changes in Net Assets..  14
                                       Notes to Financial Statements........  15
                                       Financial Highlights.................  21
                                    State Street Equity 500 Index Portfolio
                                       Portfolio of Investments.............  29
                                       Statement of Assets and Liabilities..  35
                                       Statement of Operations..............  36
                                       Statements of Changes in Net Assets..  37
                                       Financial Highlights.................  38
                                       Notes to Financial Statements........  39
                                    Master Small Cap Index Series
                                       Summary Schedule of Investments......  48
                                       Statement of Assets and Liabilities..  55
                                       Statement of Operations..............  56
                                       Statements of Changes in Net Assets..  57
                                       Financial Highlights.................  58
                                       Notes to Financial Statements........  59
                                    Master International Index Series
                                       Summary Schedule of Investments......  69
                                       Statement of Assets and Liabilities..  74
                                       Statement of Operations..............  75
                                       Statements of Changes in Net Assets..  76
                                       Financial Highlights.................  77
                                       Notes to Financial Statements........  78
                                    Additional Information............Back Cover

American Beacon Funds                                          December 31, 2005

                                                            (BILL QUINN PICTURE)

FELLOW SHAREHOLDERS,

E nclosed please find the Annual Report for the American Beacon S&P 500, International Equity, and Small Cap Index Funds for the year ended December 31, 2005.

     As investors faced increasing oil prices, rising interest rates and devastating hurricane damage, most financial markets experienced modest growth. The Dow Jones Industrial Average posted gains of 1.72%, the S&P 500 Index increased by 4.91% and the MSCI EAFE Index returned 13.54%. Additionally, the Federal Reserve increased the Fed Funds Rate to 4.25%, up 2.00% from a year ago.

     During the year, the Institutional Class of the American Beacon S&P 500 Index Fund realized an increase of 4.74%, the American Beacon Small Cap Index Fund returned 4.51%, and the American Beacon International Equity Index Fund recorded gains of 13.58%. Looking forward, each of these Funds will continue to pursue their objective to replicate the returns, before expenses, of each Fund's corresponding Index.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

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                                        2

DOMESTIC EQUITY MARKET OVERVIEW

December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

U.S. equity markets, which "muddled through" 2005, finished the year with mid single-digit growth. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

     The year began with a slide after the strong fourth quarter of 2004, with cyclical and small capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports, and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. In March, the markets resumed their downward slide experienced in January due to the combination of the trade deficit, mixed economic news, high oil prices, and rising interest rates.

     April began on the heels of a March economic soft spot, as retail sales, payrolls, and consumer and business sentiment weakened. For most of April, equity markets were dogged by continuing inflation concerns as oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index (CPI) in several months, as the CPI rose 0.6% in March. May featured the announcement of slower-than-expected first quarter gross domestic product growth of 3.1%. Despite concerns around economic deceleration, slowing profit growth, and continued high oil prices, first quarter earnings reports remained strong. June brought a slowdown in the equity market rally that began in May as the specter of economic deceleration dampened markets.

     July was an impressive month for equity markets, despite the drag from a strong dollar, higher energy prices, and a major terror attack in London, which caused an immediate 4% drop in the S&P 500 Index. Investors quickly rebounded however, and the losses were recovered only one day later. August brought a reversal of July's rally, as higher oil prices continued to fan the fears of economic weakness, reaching a record high of $70 per barrel during the aftermath of Hurricane Katrina. Despite the downturn of U.S. equity markets in August, September turned slightly positive as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism, and insurance sectors.

     Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. gross domestic product growth rate of 4.1% for the third quarter, short term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of Fed tightening, the energy shock, and the strength of the U.S. dollar, and rebounded because strong productivity and high margins resulted in good earnings and oil prices fell to the mid-$50 per barrel range from $70 per barrel. After posting gains for nearly six weeks, December saw equity markets finish on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the mixed results throughout the year and leaving investors uncertain about the direction of the economy heading into 2006, the yield curve inverted at the end of December, meaning long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

     As expected, interest rates moved considerably during the year as the yield curve flattened dramatically and inverted at the close of 2005. The Federal Reserve through the Federal Open Market Committee ("FOMC") continued its "measured pace" of monetary tightening by raising the Federal Funds rate 25 basis points (0.25%) eight times during the year. This brought the Fed Funds rate to 4.25% from 2.25%.

S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "S&P(R)", "Standard & Poor's 500," "S&P500(R)"
 and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a service mark of the Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2005, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 4.74%, slightly below the S&P 500 Index return of 4.91% and slightly in excess of the Lipper S&P 500 Objective Funds Index return of 4.65%.

                              (PERFORMANCE GRAPH)

                       LIPPER S&P 500
       INSTITUTIONAL     OBJECTIVE       S&P 500     PLANAHEAD
           CLASS        FUNDS INDEX       INDEX        CLASS
12/96..  $10,000.00      $10,000.00     $10,000.00   $10,000.00
12/97..  $13,309.00      $13,308.00     $13,336.00   $13,309.00
12/98..  $17,151.00      $17,079.00     $17,147.00   $17,113.00
12/99..  $20,702.00      $20,601.00     $20,755.00   $20,576.00
12/00..  $18,807.00      $18,685.00     $18,867.00   $18,646.00
12/01..  $16,528.00      $16,404.00     $16,625.00   $16,319.00
12/02..  $12,847.00      $12,746.00     $12,951.00   $12,633.00
12/03..  $16,478.00      $16,345.00     $16,665.00   $16,126.00
12/04..  $18,251.00      $17,071.00     $18,479.00   $18,772.00
12/05..  $19,115.00      $18,912.00     $19,386.00   $18,540.00

                                  ANNUALIZED TOTAL RETURNS
                           --------------------------------------
                                   PERIODS ENDED 12/31/05
                           --------------------------------------
                                                         SINCE
                                                       INCEPTION
                           1 YEAR   3 YEAR   5 YEAR    (12/31/96)
                           ------   ------   -------   ----------
Institutional Class(1)...  4.74%    14.16%    0.33%      7.46%
PlanAhead Class(1, 2)....  4.32%    13.64%   -0.11%      7.10%
Lipper S&P 500 Index.....  4.65%    14.06%    0.24%      7.34%
S&P 500 Index............  4.91%    14.39%    0.55%      7.63%

1.  Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/96 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/96.
     Eight out of ten sectors in the S&P 500 Index (the "Index") had positive returns for 2005. The strongest performing sectors for 2005 were Energy and Utilities. Energy surged 31.3% for all of 2005, and Utilities tacked on an uncharacteristically exciting 16.8% for the full year. No other S&P sectors achieved anything close to double digits. The weakest sector in 2005 was Consumer Discretionary, which tumbled 6.3% for the year. Although showing some flashes of brilliance in the leisure and retail areas, the Consumer Discretionary names were weighed down by dauntingly severe conditions in the auto and media industries.
     The top contributing stocks to the Index's return for the twelve-month period ended December 31, 2005 were ExxonMobil Corp. (up 11.8%), Altria Group, Inc. (up 27.7%) and Apple Computer, Inc. (up 123.3%). The largest detractors for the year were Dell, Inc. (down 28.9%), IBM Corp. (down 15.8%) and Verizon Communications, Inc. (down 22.2%).
     As of December 30, 2005, the Fund's largest sector weightings were Financials (21.3% of assets), Information Technology (15.1% of assets), and Health Care (13.3% of assets), consistent with the top sector weightings in the Index.
     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
General Electric Co.                               3.3%
Exxon Mobil Corp.                                  3.1%
Citigroup, Inc.                                    2.2%
Microsoft Corp.                                    2.1%
Procter & Gamble Co.                               1.7%
Bank of America Corp.                              1.7%
Johnson & Johnson                                  1.6%
American Int'l Group, Inc.                         1.6%
Pfizer, Inc.                                       1.5%
Altria Group, Inc.                                 1.4%

*   Percent of equity portion of State Street Equity 500 Index
    Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard &
  Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND -- CONTINUED
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financials                                        21.3%
Information Technology                            15.1%
Health Care                                       13.3%
Industrials                                       11.4%
Consumer Discretionary                            10.8%
Consumer Staples                                   9.5%
Energy                                             9.3%
Utilities                                          3.3%
Telecommunication Services                         3.0%
Materials                                          3.0%

*   Percent of equity portion of State Street Equity 500 Index
    Portfolio

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2005, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 4.51%. The Fund's performance was in line with the Russell 2000(R) Index return of 4.55%, but below the Lipper Small-Cap Core Funds Index return of 7.56% for the period.
                                    (GRAPH)

          INSTITUTIONAL   LIPPER SC    RUSSELL 2000
              CLASS       CORE INDEX     INDEX
7/31/00    $10,000.00     $10,000.00   $10,000.00
12/00      $ 9,741.00     $10,166.00   $ 9,725.00
12/01      $ 9,943.00     $10,890.00   $ 9,967.00
12/02      $ 7,917.00     $ 8,795.00   $ 7,926.00
12/03      $11,631.00     $12,391.00   $11,671.00
12/04      $13,714.00     $14,666.00   $13,810.00

                                   ANNUALIZED TOTAL RETURNS
                             ------------------------------------
                                    PERIODS ENDED 12/31/05
                             ------------------------------------
                                                          SINCE
                                                        INCEPTION
                             1 YEAR   3 YEAR   5 YEAR   (7/31/00)
                             ------   ------   ------   ---------
Institutional Class(1).....  4.51%    21.88%   8.03%      6.87%
Lipper Small-Cap Core
 Index.....................  7.56%    21.50%   9.18%      8.78%
Russell 2000 Index.........  4.55%    22.13%   8.22%      7.02%

1.  Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     For the year, 9 of 12 Russell 2000 sectors posted positive returns. The top performing sectors were Integrated Oils and Other Energy, with returns of 62.6% and 38.6%, respectively. The worst performing sectors were Technology, which was down 2.5%, and Financial Services, which was down 1.0%.

     The Index's best individual performers for 2005 were NutriSystem, Inc. (up 1,163.9%), Titanium Metals Corp. (up 424.1%), and Dynamic Materials Corp. (up 394.5%). The worst performing stocks for the year were Doral Financial Corp. (down 78.5%), PRG-Schultz International, Inc. (down 87.9%), and Majesco Entertainment Co. (down 92.2%).

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
Amylin Pharmaceuticals Inc.                        0.40%
Intuitive Surgical Inc.                            0.30%
Cimarex Energy Co.                                 0.30%
Cal Dive International Inc.                        0.30%
Vertex Pharmaceuticals Inc.                        0.20%
Integrated Device Technology, Inc.                 0.20%
Sierra Pacific Resources                           0.20%
JLG Industries, Inc.                               0.20%
Eagle Materials, Inc.                              0.20%
Cabot Oil & Gas Corp.                              0.20%

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financial Services                                 23.9%
Consumer Discretionary                             19.0%
Technology                                         14.4%
Health Care                                        11.0%
Materials & Processing                              8.9%
Producer Durables                                   7.7%
Other Energy                                        4.9%
Utilities                                           3.8%
Autos and Transportation                            3.5%
Consumer Staples                                    2.0%
Other                                               0.6%
Integrated Oils                                     0.3%

*   Percent of equity portion of Master Small Cap Index Series

+ Russell 2000 Index is a service mark of the Frank Russell Company.

INTERNATIONAL ECONOMIC OVERVIEW
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

International equity markets generated positive performance in 2005 as developed markets around the world strengthened on optimistic economic reports. In fact, throughout the year, international equity markets outperformed U.S. equity markets.

     European equity markets performed well in 2005 as 14 of 16 European MSCI country indexes posted positive gains. A key reason behind the upbeat outlook for world economic growth was that inflation retreated in most regions, especially in Europe and Japan. Despite the July terrorist attacks in London, worries about the economic impact of hurricanes in the United States, and higher energy costs, European equity markets performed strongly in the second half of 2005. In December, European manufacturing growth grew at its fastest pace in 16 months, while German unemployment declined by its greatest amount in more than 15 years. Economic growth accelerated as companies stepped up their hiring and investment activity, which in turn increased optimism that consumers would spend more and bolster Europe's export-driven economy. The strongest-performing European markets of 2005 were Austria, Denmark and Norway which gained 24.64%, 24.50% and 24.26% respectively. Ireland and Portugal returned -2.93% and -1.87%, respectively, and were the only two markets in Europe to post negative returns last year. The European Central Bank raised interest rates by 25 basis points (0.25%) for the first time since 2000, leaving the region's benchmark rate at 2.25%.

     In Asia, all five MSCI country indexes gained ground in 2005. Japan turned in the strongest growth in the region, returning 25.52%. Business confidence in that country climbed to its highest level in a year, and Japanese companies plan to invest in their businesses at the fastest pace since 1990, according to the Bank of Japan's Tankan business confidence survey. Other strong performers in the region included Australia (up 16.02%), Singapore (up 14.37%) and Hong Kong (up 8.40%).

     In 2005, the U.S. dollar gained 12.7% against the euro, 10.6% against the British pound and 15% against the Japanese yen. Exchange rates were largely driven by interest rate decisions and expectations in the United States.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2005, the Institutional Class of the American Beacon International Equity Index Fund posted an impressive total return of 13.58%, closely tracking the MSCI EAFE Index return of 13.54% and underperforming the Lipper International Funds Index return of 15.67%.

                              (PERFORMANCE GRAPH)

                                                       LIPPER
                       INSTITUTIONAL                INTERNATIONAL
                           CLASS       EAFE INDEX       INDEX
                       -------------   ----------   -------------
7/31/00                 $10,000.00     $10,000.00    $10,000.00
  12/00                 $ 9,297.00     $ 9,338.00    $ 9,191.00
  12/01                 $ 7,239.00     $ 7,321.00    $ 7,413.00
  12/02                 $ 6,106.00     $ 6,177.00    $ 6,387.00
  12/03                 $ 8,479.00     $ 8,560.00    $ 8,687.00
  12/04                 $10,185.00     $10,294.00    $10,304.00
  12/05                 $11,568.00     $11,688.00    $11,918.00

                                   ANNUALIZED TOTAL RETURNS
                             ------------------------------------
                                    PERIODS ENDED 12/31/05
                             ------------------------------------
                                                          SINCE
                                                        INCEPTION
                             1 YEAR   3 YEAR   5 YEAR   (7/31/00)
                             ------   ------   ------   ---------
Institutional Class(1).....  13.58%   23.74%   4.47%      2.73%
Lipper Int'l. Funds
 Index.....................  15.67%   23.11%   5.33%      3.29%
EAFE Index(2)..............  13.54%   23.68%   4.59%      2.92%

1.  Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter.
     For the year, 19 of 21 countries in the MSCI EAFE Index ("EAFE") posted positive returns. The strongest-performing European markets of 2005 were Austria, Denmark and Norway, which gained 24.6%, 24.5% and 24.3%, respectively. Ireland and Portugal returned -2.3% and -1.9%, respectively, and were the only two countries in EAFE to post negative returns in 2005. In Asia, Japan turned in the strongest growth in the region, returning 25.5%. Other strong performers in Asia included Australia (up 16.0%) and Singapore (up 14.4%).
     Turning to sector performance, 9 of 10 EAFE sectors posted positive returns for the year, led by Materials (up 27.9%), Industrials (up 24.9%), and Energy (up 18.1%). The worst performing sectors were Telecommunication Services (down 12.4%), Consumer Staples (up 9.0%), and Consumer Discretionary (up 10.6%).
     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
BP plc                                             2.2%
HSBC Holdings plc                                  1.7%
Toyota Motor Corp.                                 1.5%
GlaxoSmithKline plc                                1.4%
Total SA                                           1.4%
Vodafone Group plc                                 1.3%
Novartis AG                                        1.2%
Royal Dutch Petroleum Co.                          1.2%
Nestle SA                                          1.2%
Roche Holding AG                                   1.1%

EQUITY SECTOR ALLOCATION

                                      % OF EQUITIES*   EAFE
                                      --------------   -----
Financials                                28.5%        28.5%
Consumer Discretionary                    12.0%        12.3%
Industrials                               10.7%        10.7%
Energy                                     8.2%         8.1%
Materials                                  8.1%         8.0%
Health Care                                7.8%         7.9%
Consumer Staples                           7.7%         7.8%
Information Technology                     6.4%         6.2%
Telecommunication Services                 5.6%         5.6%
Utilities                                  5.0%         4.9%

*   Percent of equity portion of Master International Index
    Series

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM) -- CONTINUED
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

COUNTRY ALLOCATION

                                (COUNTRY CHART)

                                              % OF
                                            EQUITIES*   EAFE
                                            ---------   -----
Japan                                         25.7%     25.6%
United Kingdom                                24.0%     24.0%
France                                         9.4%      9.3%
Germany                                        6.8%      6.8%
Switzerland                                    6.7%      6.9%
Australia                                      5.3%      5.2%
Italy                                          3.9%      3.8%
Spain                                          3.8%      3.7%
Netherlands                                    3.4%      3.4%
Sweden                                         2.4%      2.4%
Hong Kong                                      1.7%      1.7%
Finland                                        1.5%      1.4%
Belgium                                        1.1%      1.2%
Singapore                                      0.8%      0.8%
Norway                                         0.7%      0.7%
Ireland                                        0.7%      0.8%
Denmark                                        0.7%      0.8%
Greece                                         0.6%      0.6%
Austria                                        0.4%      0.4%
Portugal                                       0.2%      0.3%
New Zealand                                    0.2%      0.2%

*   Percent of equity portion of Master International Index
    Series

FUND EXPENSES
December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL

                                 S&P 500    SMALL CAP   INTERNATIONAL                                                    S&P 500
INSTITUTIONAL CLASS               INDEX       INDEX     EQUITY INDEX    PLANAHEAD CLASS                                   INDEX
-------------------             ---------   ---------   -------------   ---------------                                 ---------
Beginning Account Value
 7/1/05.......................  $1,000.00   $1,000.00     $1,000.00     Beginning Account Value 7/1/05...............   $1,000.00
Ending Account Value
 12/31/05.....................  $1,052.02   $1,058.62     $1,148.02     Ending Account Value 12/31/05................   $1,054.80
Expenses Paid During Period*
 7/1/05-12/31/05..............  $    0.61   $   0.79      $    1.23     Expenses Paid During Period*                    $    3.11
                                                                        7/1/05-12/31/05..............................
Annualized Expense Ratio......       0.12%      0.15%          0.23%    Annualized Expense Ratio.....................        0.60%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                 S&P 500    SMALL CAP   INTERNATIONAL                                                    S&P 500
INSTITUTIONAL CLASS               INDEX       INDEX     EQUITY VALUE    PLANAHEAD CLASS                                   INDEX
-------------------             ---------   ---------   -------------   ---------------                                 ---------
Beginning Account Value
 7/1/05.......................  $1,000.00   $1,000.00     $1,000.00     Beginning Account Value 7/1/05...............   $1,000.00
Ending Account Value
 12/31/05.....................  $1,024.61   $1,024.44     $1,024.06     Ending Account Value 12/31/05................   $1,022.18
Expenses Paid During Period*
 7/1/05-12/31/05..............  $    0.60   $   0.78      $    1.16     Expenses Paid During Period*                    $    3.06
                                                                        7/1/05-12/31/05..............................
Annualized Expense Ratio......       0.12%      0.15%          0.23%    Annualized Expense Ratio.....................        0.60%

---------------

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
American Beacon Funds

     We have audited the accompanying statements of assets and liabilities of American Beacon Funds (formerly known as American AAdvantage Funds), comprised of the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund, and the American Beacon International Equity Index Fund (collectively, the "Funds") (formerly known as the American AAdvantage S&P 500 Index Fund, the American AAdvantage Small Cap Index Fund, and the American AAdvantage International Equity Index Fund, respectively) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          -s- ERNST & YOUNG LLP

Chicago, Illinois
February 28, 2006

AMERICAN BEACON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005
--------------------------------------------------------------------------------
(in thousands, except share and per share amounts)

                                                                S&P 500     SMALL CAP    INTERNATIONAL
                                                                 INDEX        INDEX      EQUITY INDEX
                                                              -----------   ----------   -------------
ASSETS:
    Investment in master portfolio, at value................  $   274,890   $   46,184    $   89,474
    Receivable for fund shares sold.........................          394            1           758
                                                              -----------   ----------    ----------
        TOTAL ASSETS........................................      275,284       46,185        90,232
                                                              -----------   ----------    ----------

LIABILITIES:
    Payable for fund shares redeemed........................          359           51            --
    Administrative service fees payable (Note 2)............           20            2             3
    Other liabilities.......................................           63           19            29
                                                              -----------   ----------    ----------
        TOTAL LIABILITIES...................................          442           72            32
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   274,842   $   46,113    $   90,200
                                                              ===========   ==========    ==========

ANALYSIS OF NET ASSETS:
    Paid-in capital.........................................  $   241,758   $   41,281    $   85,602
    Undistributed net investment income.....................           11           --          (286)
    Accumulated net realized gain (loss)....................      (46,580)        (334)         (855)
    Unrealized net appreciation (depreciation) of
      investments and futures contracts.....................       79,653        5,166         5,739
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   274,842   $   46,113    $   90,200
                                                              ===========   ==========    ==========
SHARES OUTSTANDING (NO PAR VALUE):
    Institutional Class.....................................   13,361,144    3,609,300     8,733,003
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................    2,935,711          N/A           N/A
                                                              ===========   ==========    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
    Institutional Class.....................................  $     16.90   $    12.78    $    10.33
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................  $     16.69          N/A           N/A
                                                              ===========   ==========    ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------
(in thousands)

                                                              S&P 500   SMALL CAP   INTERNATIONAL
                                                               INDEX      INDEX     EQUITY INDEX
                                                              -------   ---------   -------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
    Dividend income.........................................  $5,011     $   552       $1,665
    Interest income.........................................     173         103           62
    Securities lending income...............................      12          30            1
    Portfolio expenses......................................    (124)        (35)         (61)
                                                              -------    -------       ------
        NET INVESTMENT INCOME ALLOCATED FROM MASTER
          PORTFOLIO.........................................   5,072         650        1,667
                                                              -------    -------       ------
FUND EXPENSES:
    Administrative service fees (Note 2):
        Institutional Class.................................     114          26           32
        PlanAhead Class.....................................     118          --           --
    Sub-administrative service fees
        Institutional Class.................................      --           7           15
    Transfer agency fees:
        Institutional Class.................................       3           5            5
        PlanAhead Class.....................................      12          --           --
    Custody and Accounting fees.............................       6           6            9
    Professional fees.......................................       7           2            6
    Registration fees.......................................      31           1            1
    Service fees - PlanAhead Class (Note 2).................     118          --           --
    Printing................................................      53          10           17
    Other expenses..........................................       4           1           --
                                                              -------    -------       ------
        TOTAL FUND EXPENSES.................................     466          58           85
                                                              -------    -------       ------
NET INVESTMENT INCOME.......................................   4,606         592        1,582
                                                              -------    -------       ------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
  PORTFOLIO:
    Net realized gain (loss) from investment transactions...    (855)      1,584          911
    Net realized loss on foreign currency transactions......      --          --         (322)
    Net realized loss from futures transactions.............     204        (532)          --
    Net change in unrealized appreciation of investments and
      futures contracts.....................................   8,505      (3,264)       5,507
                                                              -------    -------       ------
        NET GAIN ON INVESTMENTS.............................   7,854      (2,212)       6,096
                                                              -------    -------       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $12,460    $(1,620)      $7,678
                                                              =======    =======       ======

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)

                                                                                                               INTERNATIONAL
                                                                 S&P 500 INDEX         SMALL CAP INDEX         EQUITY INDEX
                                                              -------------------   ---------------------   -------------------
                                                                  YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                                 DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                              -------------------   ---------------------   -------------------
                                                                2005       2004       2005        2004        2005       2004
                                                              --------   --------   ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................  $  4,606   $  4,939   $     592   $     410   $  1,582   $    511
   Net realized gain (loss) on investments, foreign currency
     and futures transactions...............................      (651)    (2,744)      1,052       1,654        589      5,436
   Change in net unrealized appreciation (depreciation) of
     investments and futures contracts......................     8,505     26,225      (3,264)      2,795      5,507       (739)
                                                              --------   --------   ---------   ---------   --------   --------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................    12,460     28,420      (1,620)      4,859      7,678      5,208
                                                              --------   --------   ---------   ---------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
       Institutional Class..................................    (4,029)    (4,253)       (606)       (409)    (2,005)      (617)
       PlanAhead Class......................................      (677)      (670)         --          --         --         --
   Net realized gain from investments, foreign currency and
     futures transactions:
       Institutional Class..................................        --         --        (521)     (1,785)        --         --
   Tax return of capital:
       Institutional Class..................................       (59)        --        (167)         --       (778)        --
       PlanAhead Class......................................       (11)        --          --          --         --         --
                                                              --------   --------   ---------   ---------   --------   --------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS..................    (4,776)    (4,923)     (1,294)     (2,194)    (2,783)      (617)
                                                              --------   --------   ---------   ---------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares............................    45,216     46,823     132,413     101,166    102,863     62,034
   Reinvestments of dividends and distributions.............     4,749      4,893       1,291       2,194      2,783        617
   Cost of shares redeemed..................................   (73,819)   (64,181)   (123,873)   (134,585)   (43,497)   (54,129)
                                                              --------   --------   ---------   ---------   --------   --------
       NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................   (23,854)   (12,465)      9,831     (31,225)    62,149      8,522
                                                              --------   --------   ---------   ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS.......................   (16,170)    11,032       6,917     (28,560)    67,044     13,113
                                                              --------   --------   ---------   ---------   --------   --------
NET ASSETS:
   Beginning of period......................................   291,012    279,980      39,196      67,756     23,156     10,043
                                                              --------   --------   ---------   ---------   --------   --------
   END OF PERIOD*...........................................  $274,842   $291,012   $  46,113   $  39,196   $ 90,200   $ 23,156
                                                              ========   ========   =========   =========   ========   ========
   * Includes undistributed net investment income of........  $     11   $    128   $      --   $      21   $   (286)  $    (32)
                                                              ========   ========   =========   =========   ========   ========

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                           % OF PORTFOLIO
                                                                           HELD BY FUND AT
AMERICAN BEACON:                 PORTFOLIOS:                              DECEMBER 31, 2005
----------------                 -----------                              -----------------
S&P 500 Index Fund               State Street Equity 500 Index Portfolio        11.2%
Small Cap Index Fund             Master Small Cap Index Series                  12.4%
International Equity Index Fund  Master International Index Series              17.1%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Class Disclosure

     The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences between the classes:

CLASS:                                       OFFERED TO:                                     SERVICE FEES:
------                                       -----------                                     -------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.05%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --

     Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Valuation of Investments

     Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

December 31, 2005
--------------------------------------------------------------------------------

  Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investment in its Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to each Fund. As compensa-
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

December 31, 2005
--------------------------------------------------------------------------------

tion for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund, and Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Service Agreement

     The Manager and the Trust entered into a Service Agreement that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of the S&P 500 Index Fund. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The S&P 500 Index Fund waived fees or reimbursed expenses of $5,000 and are subject to potential recovery expiring in 2006. The Funds have not recorded a liability for this potential reimbursement due to the assessment that a reimbursement is unlikely.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     At December 31, 2005, the employee benefit plans of AMR Corporation and its subsidiary companies owned 88.2% of the Institutional Class of the S&P 500 Index Fund, 98.4% of the Small Cap Index Fund and 50.8% of the International Equity Index Fund.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Dividends are determined in accordance with federal income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

December 31, 2005
--------------------------------------------------------------------------------

     The tax character of distributions during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows (in thousands):

                                                                                   INTERNATIONAL
                                                S&P 500 INDEX    SMALL CAP INDEX   EQUITY INDEX
                                               ---------------   ---------------   -------------
                                                 YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                               ---------------   ---------------   -------------
                                                2005     2004     2005     2004     2005    2004
                                               ------   ------   ------   ------   ------   ----
Distributions paid from:
  Ordinary Income:*
     Institutional Class.....................  $4,029   $4,253   $  606   $1,104   $2,005   $617
     PlanAhead Class.........................     677      670       --       --       --     --
  Long-term capital gain
     Institutional Class.....................      --       --      521    1,090       --     --
  Return of capital
     Institutional Class.....................      59       --      167       --      778     --
     PlanAhead Class.........................      11       --       --       --       --     --
                                               ------   ------   ------   ------   ------   ----
TOTAL TAXABLE DISTRIBUTIONS..................  $4,776   $4,923   $1,294   $2,194   $2,783   $617
                                               ======   ======   ======   ======   ======   ====

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     As of December 31, 2005, the components of distributable earnings were as follows (in thousands):

                                                                                          INTERNATIONAL
                                                               S&P 500      SMALL CAP     EQUITY INDEX
                                                              INDEX FUND    INDEX FUND        FUND
                                                              ----------    ----------    -------------
Cost basis of investments for federal income tax purposes...   $215,193      $41,347         $84,384

  Unrealized appreciation...................................     93,529        6,895           6,153
  Unrealized depreciation...................................    (33,832)      (2,058)         (1,063)
                                                               --------      -------         -------
  Net unrealized appreciation/(depreciation)................     59,697        4,837           5,090
  Undistributed ordinary income.............................         --           --              --
  Undistributed long-term loss..............................    (26,530)          --            (506)
                                                               --------      -------         -------
Distributable earnings......................................   $ 33,167      $ 4,837         $ 4,584
                                                               ========      =======         =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the tax treatment of income from investments in real estate investment trusts, and the realization for tax purposes of unrealized gains /(losses) on investments in passive foreign investment companies.

     Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities without impacting the net assets of the Fund. These differences are due primarily to the tax treatment of income from real estate

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

December 31, 2005
--------------------------------------------------------------------------------

investment trusts, foreign exchange gains/(losses) and gains/(losses) arising from redemption-in-kind transactions.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of December 31, 2005 (in thousands):

                                                                                          INTERNATIONAL
                                                               S&P 500      SMALL CAP     EQUITY INDEX
                                                              INDEX FUND    INDEX FUND        FUND
                                                              ----------    ----------    -------------
Paid-in-capital.............................................    $(834)        $ 435           $(679)
Undistributed net investment income.........................       53            (7)            947
Accumulated net realized gain/(loss)........................      781          (428)           (268)

     At December 31, 2005, capital loss carryforward positions and expiration dates for federal income tax purposes were as follows (in thousands):

FUND                               2006   2007    2008     2009     2010     2011    2012     2013     TOTAL
----                               ----   ----   ------   ------   -------   ----   ------   ------   -------
S&P 500 Index Fund...............  $815   $45    $8,848   $1,300   $11,516   $635   $1,060   $2,311   $26,530
International Equity Index
  Fund...........................    --    --        --       --       224    282       --       --       506

     For the period ended December 31, 2005, the International Equity Index Fund utilized $535 of net capital loss carryovers. The S&P 500 Index Fund had $23 of expired capital loss carryovers.

     Net capital and foreign currency losses incurred after October 31, 2005 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2005, International Equity Index Fund deferred $58,742 of currency losses to January 1, 2006.

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds (shares and dollars in thousands):

S&P 500 INDEX FUND

                                                      FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                       DECEMBER 31, 2005     DECEMBER 31, 2004
                                                      -------------------   -------------------
INSTITUTIONAL CLASS                                   SHARES     AMOUNT     SHARES     AMOUNT
-------------------                                   -------   ---------   -------   ---------
Shares sold.........................................   1,805    $ 29,463     1,939    $ 29,855
Reinvestment of dividends...........................     248       4,086       270       4,245
Shares redeemed.....................................  (3,587)    (58,696)   (3,552)    (54,721)
                                                      ------    --------    ------    --------
Net decrease in capital shares outstanding..........  (1,534)   $(25,147)   (1,343)   $(20,621)
                                                      ======    ========    ======    ========

                                                        FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                         DECEMBER 31, 2005     DECEMBER 31, 2004
                                                        -------------------   -------------------
PLANAHEAD CLASS                                         SHARES     AMOUNT     SHARES      AMOUNT
---------------                                         -------   ---------   -------    --------
Shares sold...........................................    978     $ 15,753     1,112     $16,968
Reinvestment of dividends.............................     41          663        41         648
Shares redeemed.......................................   (938)     (15,123)     (619)     (9,460)
                                                         ----     --------     -----     -------
Net increase in capital shares outstanding............     81     $  1,293       534     $ 8,156
                                                         ====     ========     =====     =======

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS

December 31, 2005
--------------------------------------------------------------------------------

SMALL CAP INDEX FUND

                                                  FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                  DECEMBER 31, 2005     DECEMBER 31, 2004
                                                  ------------------   -------------------
INSTITUTIONAL CLASS                               SHARES    AMOUNT     SHARES     AMOUNT
-------------------                               ------   ---------   -------   ---------
Shares sold.....................................  10,087   $ 132,413     8,578   $ 101,166
Reinvestment of dividends.......................     100       1,291       175       2,194
Shares redeemed.................................  (9,695)   (123,873)  (11,649)   (134,585)
                                                  ------   ---------   -------   ---------
Net decrease in capital shares outstanding......     492   $   9,831    (2,896)  $ (31,225)
                                                  ======   =========   =======   =========

INTERNATIONAL EQUITY INDEX FUND

                                                      FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                       DECEMBER 31, 2005     DECEMBER 31, 2004
                                                      -------------------   -------------------
INSTITUTIONAL CLASS                                   SHARES     AMOUNT     SHARES     AMOUNT
-------------------                                   -------   ---------   -------   ---------
Shares sold.........................................  10,624    $102,863     7,530    $ 62,034
Reinvestment of dividends...........................     268       2,783        67         617
Shares redeemed.....................................  (4,624)    (43,497)   (6,385)    (54,129)
                                                      ------    --------    ------    --------
Net increase in capital shares outstanding..........   6,268    $ 62,149     1,212    $  8,522
                                                      ======    ========    ======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                  INSTITUTIONAL CLASS
                                          -------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
                                             2005            2004          2003          2002          2001
                                          -----------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  16.43        $  15.10      $  11.96      $  15.62      $  17.99
                                           --------        --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income...............       0.29            0.29          0.21          0.20          0.20
    Net gains (losses) on investments,
      foreign currency and futures
      transactions (both realized and
      unrealized).......................       0.47            1.32          3.14         (3.66)        (2.38)
                                           --------        --------      --------      --------      --------
Total from investment operations........       0.76            1.61          3.35         (3.46)        (2.18)
                                           --------        --------      --------      --------      --------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income............................      (0.29)          (0.28)        (0.21)        (0.20)        (0.19)
    Tax return of capital...............         --(B)           --            --            --            --(B)
                                           --------        --------      --------      --------      --------
Total distributions.....................      (0.29)          (0.28)        (0.21)        (0.20)        (0.19)
                                           --------        --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........   $  16.90        $  16.43      $  15.10      $  11.96      $  15.62
                                           ========        ========      ========      ========      ========
TOTAL RETURN............................      4.74%          10.76%        28.26%       (22.27%)      (12.12%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)........................   $225,857        $244,668      $245,251      $195,368      $254,289
    Ratios to average net assets
      (annualized):(A)
         Net investment income..........      1.75%           1.85%         1.63%         1.47%         1.22%
         Expenses, including expenses of
           the master portfolio.........      0.13%           0.17%         0.14%         0.14%         0.15%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                   PLANAHEAD CLASS
                                             -----------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2005           2004         2003       2002       2001
                                             -----------      -------      -------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $ 16.23        $ 14.96      $ 11.85   $  15.49   $  17.99
                                               -------        -------      -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income..................       0.21           0.21         0.15       0.14       0.14
    Net gains (losses) on investments,
      foreign currency and futures
      transactions (both realized and
      unrealized)..........................       0.48           1.31         3.12      (3.64)     (2.39)
                                               -------        -------      -------   --------   --------
Total from investment operations...........       0.69           1.52         3.27      (3.50)     (2.25)
                                               -------        -------      -------   --------   --------
LESS DISTRIBUTIONS:
    Dividends from net investment income...      (0.23)         (0.25)       (0.16)     (0.14)     (0.25)
    Tax return of capital..................         --(B)          --           --         --         --(B)
                                               -------        -------      -------   --------   --------
Total distributions........................      (0.23)         (0.25)       (0.16)     (0.14)     (0.25)
                                               -------        -------      -------   --------   --------
NET ASSET VALUE, END OF PERIOD.............    $ 16.69        $ 16.23      $ 14.96   $  11.85   $  15.49
                                               =======        =======      =======   ========   ========
TOTAL RETURN...............................      4.32%         10.21%       27.65%    (22.59%)   (12.48%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)...........................    $48,985        $46,344      $34,729   $ 24,885   $ 32,284
    Ratios to average net assets
      (annualized):(A)
         Net investment income, net of
           waivers.........................      1.28%          1.43%        1.16%      1.06%      0.89%
         Net investment income, before
           waivers.........................      1.28%          1.43%        1.15%      0.98%      0.84%
         Expenses, including expenses of
           the master portfolio, net of
           waivers(C)......................      0.61%          0.62%        0.63%      0.55%      0.56%
         Expenses, including expenses of
           the master portfolio, before
           waivers.........................      0.61%          0.62%        0.64%      0.63%      0.61%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C) American Beacon Advisors, Inc. agreed to reimburse the Class for a portion of its expenses through March 1, 2003.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS
                                           -------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------
                                              2005            2004          2003       2002       2001
                                           -----------      --------      --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $  12.57        $  11.27      $   7.70   $   9.79   $   9.69
                                            --------        --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income................       0.16            0.14          0.04       0.11       0.09
    Net gains (losses) on investments,
      foreign currency and futures
      transactions (both realized and
      unrealized)........................       0.42            1.87          3.57      (2.10)      0.11
                                            --------        --------      --------   --------   --------
Total from investment operations.........       0.58            2.01          3.61      (1.99)      0.20
                                            --------        --------      --------   --------   --------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income.............................      (0.17)          (0.13)        (0.04)     (0.10)     (0.09)
    Distributions from net realized gain
      on investments.....................      (0.15)          (0.58)           --         --         --
    Tax return of capital................      (0.05)(B)          --            --         --      (0.01)(B)
                                            --------        --------      --------   --------   --------
Total distributions......................      (0.37)          (0.71)        (0.04)     (0.10)     (0.10)
                                            --------        --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD...........   $  12.78        $  12.57      $  11.27   $   7.70   $   9.79
                                            ========        ========      ========   ========   ========
TOTAL RETURN.............................      4.51%          17.91%        46.90%    (20.37%)     2.07%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands).........................   $ 46,113        $ 39,196      $ 67,756   $ 11,227   $ 11,803
    Ratios to average net assets
      (annualized):(A)
         Net investment income...........      1.12%           0.90%         1.04%      1.13%      1.36%
         Expenses, including expenses of
           the master portfolio..........      0.18%           0.22%         0.24%      0.20%      0.19%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                 2005         2004      2003       2002       2001
                                                -------      -------   -------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $  9.39      $  8.01   $  5.86   $   7.07   $   9.21
                                                -------      -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income.....................     0.21         0.17      0.14       0.11       0.10
    Net gains (losses) on investments, foreign
      currency and futures transactions (both
      realized and unrealized)................     1.06         1.44      2.13      (1.23)     (2.12)
                                                -------      -------   -------   --------   --------
Total from investment operations..............     1.27         1.61      2.27      (1.12)     (2.02)
                                                -------      -------   -------   --------   --------
LESS DISTRIBUTIONS:
    Dividends from net investment income......    (0.24)       (0.23)    (0.12)     (0.09)     (0.09)
    Tax return of capital.....................    (0.09)(B)       --        --         --      (0.03)(B)
                                                -------      -------   -------   --------   --------
Total distributions...........................    (0.33)       (0.23)    (0.12)     (0.09)     (0.12)
                                                -------      -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD................  $ 10.33      $  9.39   $  8.01   $   5.86   $   7.07
                                                =======      =======   =======   ========   ========
TOTAL RETURN..................................   13.58%       20.12%    38.87%    (15.65%)   (22.14%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)..............................  $90,200      $23,156   $10,043   $  4,912   $  3,773
    Ratios to average net assets
      (annualized):(A)
         Net investment income................    2.49%        2.16%     2.71%      1.97%      1.49%
         Expenses, including expenses of the
           master portfolio...................    0.23%        0.26%     0.31%      0.25%      0.29%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2005, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):

S&P 500 Index Fund                     93.5%
Small Cap Index Fund                   61.3%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited):

S&P 500 Index Fund                   100.0%
Small Cap Index Fund                  75.2%
International Equity Index Fund       60.3%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------        -----------------           -------------------------------------------
INTERESTED TRUSTEES
                                    TERM
                             ------------------
                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

William F. Quinn** (57)        President and     President (1986-Present) and Director (2003-Present),
                               Trustee since     American Beacon Advisors, Inc.; Chairman (1989-2003) and
                                    1987         Director (1979-1989, 2003-Present), American Airlines
                                                 Federal Credit Union; Director, Crescent Real Estate
                                                 Equities, Inc. (1994-Present); Director, Pritchard, Hubble &
                                                 Herr, LLC (investment adviser) (2001-Present); Director of
                                                 Investment Committee, Southern Methodist University
                                                 Endowment Fund (1996-Present); Member of Advisory Board,
                                                 Southern Methodist University Cox School of Business
                                                 (1999-2002); Member of Pension Manager Committee, New York
                                                 Stock Exchange (1997-1998, 2000-2002); Vice Chairman,
                                                 Committee for the Investment of Employee Benefits
                                                 (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                 Committee for the Investment of Employee Benefits
                                                 (2002-2004); Director, United Way of Metropolitan Tarrant
                                                 County (1988-2000, 2004-Present); Trustee, American Beacon
                                                 Select Funds (1999-Present); Trustee, American Beacon
                                                 Mileage Funds (1995-Present); Trustee, American Beacon
                                                 Master Trust (11/95-Present)

Alan D. Feld** (69)          Trustee since 1996  Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties, Inc.
                                                 (1994-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Master Trust
                                                 (11/96-Present)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------        -----------------           -------------------------------------------
NON-INTERESTED TRUSTEES
                                    TERM
                             ------------------
                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

W. Humphrey Bogart (61)      Trustee since 2004  Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-2004); President and CEO,
                                                 Allmerica Trust Company, N.A. (1996-1997); President and
                                                 CEO, Fidelity Investments Southwest Company (1983-1995);
                                                 Senior Vice President of Regional Centers, Fidelity
                                                 Investments (1988-1995); Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present)

Brenda A. Cline (45)         Trustee since 2004  Executive Vice President, Chief Financial Officer, Treasurer
                                                 and Secretary, Kimbell Art Foundation (1993-Present);
                                                 Trustee, Texas Christian University (1998-Present); Trustee,
                                                 W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Director, Christian Church
                                                 Foundation (1999-Present); Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present)

Richard A. Massman (62)      Trustee since 2004  Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present)

Stephen D. O'Sullivan (70)   Trustee since 1987  Consultant (1994-Present); Trustee, American Beacon Select
                                                 Funds (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1995-Present); Trustee, American Beacon Master Trust
                                                 (1995-Present)

R. Gerald Turner (60)        Trustee since 2001  President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Select Funds (2001-Present);
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Master Trust (2001-Present)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------        -----------------           -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Kneeland Youngblood (50)     Trustee since 1996  Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court           and Chairman since  equity firm) (1998-Present); Director, Burger King
Suite 1740                          2005         Corporation (2004-Present); Trustee, The Hockaday School
Dallas, Texas 75201                              (1997-2005); Director, Starwood Hotels and Resorts
                                                 (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, Dallas Employee Retirement
                                                 Fund (2004-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Master Trust
                                                 (1996-Present)

OFFICERS
                                    TERM
                             ------------------
                                  One Year

Brian E. Brett (45)            VP since 2004     Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment adviser) (1996-2004)

Nancy A. Eckl (43)             VP since 1990     Vice President, Trust Investments, American Beacon Advisors,
                                                 Inc. (1990-Present)

Michael W. Fields (51)         VP since 1989     Vice President, Fixed Income Investments, American Beacon
                                                 Advisors, Inc. (1988-Present)

Rebecca L. Harris (39)        Treasurer since    Vice President, Finance, American Beacon Advisors, Inc.
                                    1995         (1995- Present)

Christina E. Sears (34)       Chief Compliance   Chief Compliance Officer, American Beacon Advisors, Inc.
                             Officer since 2004  (2004- Present); Senior Compliance Analyst, American Beacon
                               and Secretary     Advisors, Inc. (1998-2004)
                                 since 2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's sub-advisers.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 10.6%
Amazon.Com, Inc. (a)...........     65,300   $    3,079
Apollo Group, Inc. (a).........     31,175        1,885
AutoNation, Inc. (a)...........     38,400          834
AutoZone, Inc. (a).............     11,887        1,091
Bed Bath & Beyond, Inc. (a)....     62,814        2,271
Best Buy Co., Inc. ............     85,381        3,712
Big Lots, Inc. (a).............     24,438          294
Black & Decker Corp. ..........     17,033        1,481
Brunswick Corp. ...............     20,829          847
Carnival Corp. ................     91,719        4,904
CCE Spinco, Inc. (a)...........     14,308          187
Centex Corp. ..................     26,676        1,907
Circuit City Stores, Inc. .....     35,039          792
Clear Channel Communications,
  Inc. ........................    114,465        3,600
Coach, Inc. (a)................     80,700        2,691
Comcast Corp. (a)..............    463,067       12,021
Cooper Tire & Rubber Co. ......     12,537          192
D.R. Horton, Inc. .............     58,200        2,080
Dana Corp. ....................     32,949          237
Darden Restaurants, Inc. ......     28,810        1,120
Dillard's, Inc. Class A........     13,653          339
Dollar General Corp. ..........     68,615        1,309
Dow Jones & Co., Inc. .........     12,526          445
Eastman Kodak Co. .............     60,837        1,424
eBay, Inc. (a).................    243,720       10,541
EW Scripps Co. ................     18,000          864
Family Dollar Stores, Inc. ....     30,868          765
Federated Department Stores,
  Inc. ........................     56,690        3,760
Ford Motor Co. ................    396,355        3,060
Fortune Brands, Inc. ..........     30,966        2,416
Gannett Co., Inc. .............     51,438        3,116
Gap, Inc. .....................    123,930        2,186
General Motors Corp. ..........    120,273        2,336
Genuine Parts Co. .............     36,593        1,607
Goodyear Tire & Rubber Co.
  (a)..........................     37,942          659
H&R Block, Inc. ...............     69,420        1,704
Harley-Davidson, Inc. .........     58,538        3,014
Harrah's Entertainment,
  Inc. ........................     39,233        2,797
Hasbro, Inc. ..................     36,787          742
Hilton Hotels Corp. ...........     70,043        1,689
Home Depot, Inc. ..............    453,057       18,340
International Game Technology..     72,352        2,227
Interpublic Group of Cos., Inc.
  (a)..........................     88,477          854
JC Penney & Co., Inc. .........     49,488        2,752
Johnson Controls, Inc. ........     40,896        2,982
Jones Apparel Group, Inc. .....     25,079          770
KB HOME........................     16,562        1,203
Knight-Ridder, Inc. ...........     14,691          930
Kohl's Corp. (a)...............     73,710        3,582
Leggett & Platt, Inc. .........     39,654          910
Lennar Corp. Class A...........     28,700        1,751
Limited Brands.................     74,469        1,664
Liz Claiborne, Inc. ...........     22,941          822

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Lowe's Cos., Inc. .............    165,423   $   11,027
Marriott International, Inc.
  Class A......................     35,139        2,353
Mattel, Inc. ..................     86,345        1,366
Maytag Corp. ..................     17,529          330
McDonald's Corp. ..............    268,453        9,052
McGraw-Hill, Inc. .............     79,526        4,106
Meredith Corp. ................      8,947          468
New York Times Co. Class A.....     30,745          813
Newell Rubbermaid, Inc. .......     57,721        1,373
News Corp. Class A.............    520,500        8,094
NIKE, Inc. Class B.............     40,813        3,542
Nordstrom, Inc. ...............     47,176        1,764
Office Depot, Inc. (a).........     66,770        2,097
OfficeMax, Inc. ...............     14,319          363
Omnicom Group, Inc. ...........     38,717        3,296
Pulte Homes, Inc. .............     45,772        1,802
Radioshack Corp. ..............     28,653          603
Reebok International, Ltd. ....     11,271          656
Sears Holdings Corp. (a).......     21,252        2,455
Sherwin-Williams Co. ..........     24,270        1,102
Snap-On, Inc. .................     12,548          471
Stanley Works..................     15,532          746
Staples, Inc. .................    156,225        3,548
Starbucks Corp. (a)............    162,252        4,869
Starwood Hotels & Resorts
  Worldwide, Inc. Class B......     46,212        2,951
Target Corp. ..................    187,657       10,316
Tiffany & Co. .................     30,068        1,151
Time Warner, Inc. .............    994,347       17,341
TJX Cos., Inc. ................     99,413        2,309
Tribune Co. ...................     56,555        1,711
Univision Communications, Inc.
  Class A (a)..................     49,218        1,447
V.F. Corp. ....................     19,088        1,056
Viacom, Inc. Class B...........    329,597       10,745
Walt Disney Co. ...............    410,273        9,834
Wendy's International, Inc. ...     24,567        1,358
Whirlpool Corp. ...............     14,166        1,187
Yum! Brands, Inc. .............     61,022        2,861
                                             ----------
                                                259,348
                                             ----------

CONSUMER STAPLES - 9.4%
Alberto Culver Co. Class B.....     16,058          735
Albertson's, Inc. .............     78,113        1,668
Altria Group, Inc. ............    444,064       33,180
Anheuser-Busch Cos., Inc. .....    165,067        7,091
Archer-Daniels-Midland Co. ....    139,167        3,432
Avon Products, Inc. ...........     97,748        2,791
Brown-Forman Corp. Class B.....     17,682        1,226
Campbell Soup Co. .............     39,583        1,178
Clorox Co. ....................     32,410        1,844
Coca-Cola Co. .................    441,235       17,786
Coca-Cola Enterprises, Inc. ...     64,300        1,233
Colgate-Palmolive Co. .........    110,535        6,063
ConAgra Foods, Inc. ...........    109,746        2,226
Constellation Brands, Inc.
  Class A (a)..................     40,600        1,065

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Costco Wholesale Corp. ........    100,651   $    4,979
CVS Corp. .....................    171,584        4,533
General Mills, Inc. ...........     75,764        3,737
H.J. Heinz Co. ................     72,420        2,442
Hershey Foods Corp. ...........     39,308        2,172
Kellogg Co. ...................     54,829        2,370
Kimberly-Clark Corp. ..........     99,664        5,945
Kroger Co. (a).................    153,822        2,904
McCormick & Co., Inc. .........     28,600          884
Molson Coors Brewing Co., Class
  B............................     12,244          820
Pepsi Bottling Group, Inc. ....     29,553          845
PepsiCo, Inc. .................    353,810       20,903
Procter & Gamble Co. ..........    714,857       41,376
Reynolds American, Inc. .......     18,240        1,739
Safeway, Inc. .................     95,193        2,252
Sara Lee Corp. ................    162,017        3,062
SuperValu, Inc. ...............     29,060          944
Sysco Corp. ...................    132,281        4,107
Tyson Foods, Inc., Class A.....     53,800          920
UST Corp. .....................     34,647        1,415
Wal-Mart Stores, Inc. .........    532,728       24,932
Walgreen Co. ..................    216,810        9,596
Whole Foods Market, Inc. ......     29,000        2,244
Wrigley Wm., Jr. Co. ..........     38,316        2,547
                                             ----------
                                                229,186
                                             ----------

ENERGY - 9.1%
Amerada Hess Corp. ............     17,002        2,156
Anadarko Petroleum Corp. ......     49,854        4,724
Apache Corp. ..................     69,830        4,785
Baker Hughes, Inc. ............     71,880        4,369
BJ Services Co. ...............     68,410        2,509
Burlington Resources, Inc. ....     80,656        6,952
ChevronTexaco Corp. ...........    477,488       27,107
ConocoPhillips.................    295,782       17,209
Devon Energy Corp. ............     94,722        5,924
El Paso Corp. .................    140,994        1,714
EOG Resources, Inc. ...........     51,068        3,747
ExxonMobil Corp. ..............  1,327,102       74,543
Halliburton Co. ...............    107,986        6,691
Kerr-McGee Corp. ..............     24,721        2,246
Kinder Morgan, Inc. ...........     22,338        2,054
Marathon Oil Corp. ............     77,257        4,710
Murphy Oil Corp. ..............     34,900        1,884
Nabors Industries, Ltd. (a)....     33,715        2,554
National Oilwell Varco, Inc.
  (a)..........................     36,200        2,270
Noble Corp. ...................     29,023        2,047
Occidental Petroleum Corp. ....     84,923        6,784
Rowan Cos., Inc. ..............     23,239          828
Schlumberger, Ltd. ............    124,907       12,135
Sunoco, Inc. ..................     28,856        2,262
Transocean, Inc. (a)...........     69,395        4,836
Valero Energy Corp. ...........    129,800        6,698
Weatherford International Ltd.
  (a)..........................     74,100        2,682

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Williams Cos., Inc. ...........    121,537   $    2,816
XTO Energy, Inc. ..............     76,800        3,375
                                             ----------
                                                222,611
                                             ----------

FINANCIALS - 20.8%
ACE, Ltd. .....................     67,255        3,594
AFLAC, Inc. ...................    106,616        4,949
Allstate Corp. ................    139,107        7,522
Ambac Financial Group, Inc. ...     23,047        1,776
American Express Co. ..........    263,673       13,569
American International Group,
  Inc. ........................    553,583       37,771
Ameriprise Financial, Inc. ....     53,294        2,185
AmSouth Bancorp................     74,619        1,956
AON Corp. .....................     67,623        2,431
Apartment Investment &
  Management Co. Class A.......     20,500          776
Archstone-Smith Trust..........     45,300        1,898
Bank of America Corp. .........    836,500       38,604
Bank of New York Co., Inc. ....    165,379        5,267
BB&T Corp. ....................    116,318        4,875
Bear Stearns Cos., Inc. .......     24,099        2,784
Capital One Financial Corp. ...     63,915        5,522
Charles Schwab Corp. ..........    222,293        3,261
Chubb Corp. ...................     41,839        4,086
Cincinnati Financial Corp. ....     37,405        1,671
CIT Group, Inc. ...............     43,200        2,237
Citigroup, Inc. ...............  1,078,971       52,362
Comerica, Inc. ................     35,532        2,017
Compass Bancshares, Inc. ......     26,100        1,260
Countrywide Financial Corp. ...    125,486        4,290
E*Trade Financial Corp. (a)....     86,300        1,800
Equity Office Properties
  Trust........................     87,841        2,664
Equity Residential.............     60,907        2,383
Fannie Mae.....................    205,329       10,022
Federal Home Loan Mortgage
  Corp. .......................    146,446        9,570
Federated Investors, Inc. Class
  B............................     18,100          670
Fifth Third Bancorp............    118,200        4,458
First Horizon National
  Corp. .......................     26,117        1,004
Franklin Resources, Inc. ......     31,744        2,984
Genworth Financial, Inc. ......     80,000        2,766
Golden West Financial Corp. ...     54,622        3,605
Goldman Sachs Group, Inc. .....     96,100       12,273
Hartford Financial Services
  Group, Inc. .................     63,588        5,462
Huntington Bancshares, Inc. ...     49,154        1,167
J.P. Morgan Chase & Co. .......    744,919       29,566
Janus Capital Group, Inc. .....     48,419          902
Jefferson-Pilot Corp. .........     28,460        1,620
KeyCorp........................     86,909        2,862
Lehman Brothers Holdings,
  Inc. ........................     57,118        7,321
Lincoln National Corp. ........     36,431        1,932
Loews Corp. ...................     29,014        2,752
M & T Bank Corp. ..............     17,200        1,876
Marsh & McLennan Cos., Inc. ...    113,736        3,612
Marshall & Ilsley Corp. .......     43,992        1,893
MBIA, Inc. ....................     28,458        1,712

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
MBNA Corp. ....................    307,902   $    8,360
Mellon Financial Corp. ........     89,423        3,063
Merrill Lynch & Co., Inc. .....    195,927       13,270
MetLife, Inc. .................    160,707        7,875
MGIC Investment Corp. .........     19,362        1,274
Moody's Corp. .................     52,930        3,251
Morgan Stanley.................    229,843       13,041
National City Corp. ...........    117,491        3,944
North Fork Bancorp, Inc. ......    101,635        2,781
Northern Trust Corp. ..........     39,540        2,049
Plum Creek Timber Co., Inc. ...     38,580        1,391
PNC Financial Services Group,
  Inc. ........................     62,147        3,843
Principal Financial Group,
  Inc. ........................     59,650        2,829
Progressive Corp. .............     41,947        4,899
ProLogis.......................     52,800        2,467
Prudential Financial, Inc. ....    107,700        7,883
Public Storage, Inc. ..........     17,700        1,199
Regions Financial Corp. .......     97,709        3,338
SAFECO Corp. ..................     26,764        1,512
Simon Property Group, Inc. ....     39,163        3,001
SLM Corp. .....................     88,842        4,894
Sovereign Bancorp, Inc. .......     76,800        1,660
St. Paul Travelers Cos.,
  Inc. ........................    147,725        6,599
State Street Corp. (b).........     70,325        3,899
SunTrust Banks, Inc. ..........     77,072        5,608
Synovus Financial Corp. .......     64,704        1,748
T. Rowe Price Group, Inc. .....     27,790        2,002
Torchmark Corp. ...............     22,276        1,239
U.S. Bancorp...................    387,861       11,593
UnumProvident Corp. ...........     62,935        1,432
Vornado Realty Trust                25,200        2,103
Wachovia Corp. ................    331,286       17,512
Washington Mutual, Inc. .......    210,413        9,153
Wells Fargo Co. ...............    356,611       22,406
XL Capital, Ltd. Class A.......     36,732        2,475
Zions Bancorp..................     22,119        1,671
                                             ----------
                                                510,803
                                             ----------

HEALTH CARE - 12.9%
Abbott Laboratories............    330,267       13,022
Aetna, Inc. ...................     60,964        5,750
Allergan, Inc. ................     27,791        3,000
AmerisourceBergen Corp. .......     44,232        1,831
Amgen, Inc. (a)................    262,175       20,675
Applera Corp. - Applied
  Biosystems Group.............     40,067        1,064
Bausch & Lomb, Inc. ...........     11,325          769
Baxter International, Inc. ....    132,226        4,978
Becton, Dickinson & Co. .......     53,429        3,210
Biogen Idec, Inc. (a)..........     72,473        3,285
Biomet, Inc. ..................     53,041        1,940
Boston Scientific Corp. (a)....    126,296        3,093
Bristol-Myers Squibb Co. ......    415,617        9,551
C.R. Bard, Inc. ...............     22,094        1,456
Cardinal Health, Inc. .........     90,866        6,247
Caremark Rx, Inc. (a)..........     95,708        4,957
Chiron Corp. (a)...............     23,344        1,038

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
CIGNA Corp. ...................     27,089   $    3,026
Coventry Health Care, Inc.
  (a)..........................     34,500        1,965
Eli Lilly & Co. ...............    240,897       13,632
Express Scripts, Inc. (a)......     31,500        2,640
Fisher Scientific
  International, Inc. (a)......     25,900        1,602
Forest Laboratories, Inc.
  (a)..........................     72,206        2,937
Genzyme Corp. (a)..............     54,105        3,830
Gilead Sciences, Inc. (a)......     96,900        5,100
Guidant Corp. .................     69,664        4,511
HCA, Inc. .....................     89,759        4,533
Health Management Associates,
  Inc. Class A.................     52,698        1,157
Hospira, Inc. (a)..............     33,936        1,452
Humana, Inc. (a)...............     34,425        1,870
IMS Health, Inc. ..............     48,381        1,206
Johnson & Johnson..............    634,446       38,130
King Pharmaceuticals, Inc.
  (a)..........................     52,332          885
Laboratory Corp. of America
  Holdings (a).................     28,600        1,540
Manor Care, Inc. ..............     16,651          662
McKesson Corp. ................     65,931        3,401
Medco Health Solutions, Inc.
  (a)..........................     65,072        3,631
MedImmune, Inc. (a)............     51,965        1,820
Medtronic, Inc. ...............    257,302       14,813
Merck & Co., Inc. .............    466,503       14,840
Millipore Corp. (a)............     10,728          709
Mylan Laboratories Inc. .......     46,100          920
Patterson Cos., Inc. (a).......     27,600          922
Pfizer, Inc. ..................  1,572,074       36,661
Quest Diagnostics Inc. ........     35,500        1,828
Schering-Plough Corp. .........    313,724        6,541
St. Jude Medical, Inc. (a).....     76,894        3,860
Stryker Corp. .................     62,108        2,760
Tenet Healthcare Corp. (a).....     99,009          758
Thermo Electron Corp. (a)......     33,929        1,022
UnitedHealth Group, Inc. ......    290,768       18,068
Watson Pharmaceuticals, Inc.
  (a)..........................     22,003          715
Wellpoint, Inc. (a)............    130,178       10,387
Wyeth..........................    284,931       13,127
Zimmer Holdings, Inc. (a)......     52,620        3,549
                                             ----------
                                                316,876
                                             ----------

INDUSTRIALS - 11.1%
3M Co. ........................    162,584       12,600
Allied Waste Industries, Inc.
  (a)..........................     46,467          406
American Power Conversion
  Corp. .......................     36,667          807
American Standard Cos.,
  Inc. ........................     39,221        1,567
Avery Dennison Corp. ..........     23,670        1,308
Boeing Co. ....................    172,145       12,091
Burlington Northern Santa Fe
  Corp. .......................     79,450        5,627
Caterpillar, Inc. .............    145,070        8,381
Cendant Corp. .................    218,422        3,768
Cintas Corp. ..................     29,382        1,210
Cooper Industries, Ltd. .......     19,521        1,425

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
CSX Corp. .....................     45,824   $    2,326
Cummins, Inc. .................      9,973          895
Danaher Corp. .................     50,826        2,835
Deere & Co. ...................     51,241        3,490
Dover Corp. ...................     42,713        1,729
Eaton Corp. ...................     30,878        2,072
Emerson Electric Co. ..........     87,735        6,554
Equifax, Inc. .................     27,769        1,056
FedEx Corp. ...................     64,346        6,653
Fluor Corp. ...................     18,106        1,399
General Dynamics Corp. ........     42,706        4,871
General Electric Co. ..........  2,253,423       78,982
Goodrich Co. ..................     25,755        1,058
Honeywell International,
  Inc. ........................    179,742        6,695
Illinois Tool Works, Inc. .....     44,064        3,877
Ingersoll-Rand Co. Class A.....     71,600        2,890
ITT Industries, Inc. ..........     19,602        2,015
L-3 Communications Holdings,
  Inc. ........................     25,200        1,874
Lockheed Martin Corp. .........     76,271        4,853
Masco Corp. ...................     91,274        2,756
Monster Worldwide, Inc. (a)....     25,792        1,053
Navistar International Corp.
  (a)..........................     13,180          377
Norfolk Southern Corp. ........     85,961        3,854
Northrop Grumman Corp. ........     75,978        4,567
PACCAR, Inc. ..................     36,570        2,532
Pall Corp. ....................     26,774          719
Parker-Hannifin Corp. .........     25,223        1,664
Pitney Bowes, Inc. ............     48,439        2,047
R.R. Donnelley & Sons Co. .....     45,660        1,562
Raytheon Co. ..................     96,014        3,855
Robert Half International,
  Inc. ........................     36,214        1,372
Rockwell Automation, Inc. .....     38,820        2,297
Rockwell Collins, Inc. ........     37,619        1,748
Ryder Systems, Inc. ...........     13,980          573
Southwest Airlines Co. ........    147,740        2,427
Textron, Inc. .................     28,375        2,184
Tyco International, Ltd. ......    429,548       12,397
Union Pacific Corp. ...........     56,140        4,520
United Parcel Service, Inc.
  Class B......................    235,300       17,683
United Technologies Corp. .....    217,514       12,161
W.W. Grainger, Inc. ...........     16,109        1,145
Waste Management, Inc. ........    117,679        3,572
                                             ----------
                                                272,379
                                             ----------

INFORMATION TECHNOLOGY - 14.8%
ADC Telecommunications, Inc.
  (a)..........................     25,018          559
Adobe Systems, Inc. ...........    126,542        4,677
Advanced Micro Devices, Inc.
  (a)..........................     82,884        2,536
Affiliated Computer Services,
  Inc. (a).....................     26,500        1,568
Agilent Technologies, Inc.
  (a)..........................     87,697        2,919
Altera Corp. (a)...............     79,078        1,465
Analog Devices, Inc. ..........     78,261        2,807
Andrew Corp. (a)...............     34,827          374
Apple Computer, Inc. (a).......    179,692       12,918

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Applied Materials, Inc. .......    344,761   $    6,185
Applied Micro Circuits Corp.
  (a)..........................     68,042          175
Autodesk, Inc. ................     48,430        2,080
Automatic Data Processing,
  Inc. ........................    123,538        5,669
Avaya, Inc. (a)................     90,415          965
BMC Software, Inc. (a).........     46,836          960
Broadcom Corp. (a).............     60,246        2,841
CIENA Corp. (a)................    126,088          375
Cisco Systems, Inc. (a)........  1,310,059       22,428
Citrix Systems, Inc. (a).......     35,753        1,029
Computer Associates
  International, Inc. .........     99,513        2,805
Computer Sciences Corp. (a)....     39,182        1,984
Compuware Corp. (a)............     84,057          754
Comverse Technology, Inc. (a)..     42,838        1,139
Convergys Corp. (a)............     30,805          488
Corning, Inc. (a)..............    324,985        6,389
Dell, Inc. (a).................    501,991       15,055
Electronic Arts, Inc. (a)......     64,600        3,379
Electronic Data Systems
  Corp. .......................    110,186        2,649
EMC Corp. (a)..................    512,241        6,977
First Data Corp. ..............    162,904        7,007
Fiserv, Inc. (a)...............     40,247        1,742
Freescale Semiconductor, Inc.
  (a)..........................     85,908        2,162
Gateway, Inc. (a)..............     65,065          163
Hewlett-Packard Co. ...........    608,719       17,428
Intel Corp. ...................  1,285,703       32,091
International Business Machines
  Corp. .......................    336,818       27,686
Intuit, Inc. (a)...............     37,751        2,012
Jabil Circuit, Inc. (a)........     36,613        1,358
JDS Uniphase Corp. (a).........    352,519          832
KLA-Tencor Corp................     41,864        2,065
Lexmark International Group,
  Inc. Class A (a).............     25,102        1,125
Linear Technology Corp.........     65,075        2,347
LSI Logic Corp. (a)............     81,935          656
Lucent Technologies, Inc.
  (a)..........................    944,472        2,512
Maxim Integrated Products,
  Inc..........................     69,656        2,524
Mercury Interactive Corp.
  (a)..........................     18,248          507
Micron Technology, Inc. (a)....    129,932        1,729
Microsoft Corp.................  1,952,204       51,050
Molex, Inc.....................     30,910          802
Motorola, Inc..................    531,198       12,000
National Semiconductor Corp....     73,518        1,910
NCR Corp.......................     39,184        1,330
Network Appliance, Inc. (a)....     77,867        2,102
Novell, Inc. (a)...............     82,542          729
Novellus Systems, Inc. (a).....     28,769          694
NVIDIA Corp. (a)...............     35,951        1,314
Oracle Corp. (a)...............    800,038        9,769
Parametric Technology Corp.
  (a)..........................     58,241          355
Paychex, Inc...................     71,027        2,708
PerkinElmer, Inc...............     27,257          642
PMC-Sierra, Inc. (a)...........     38,624          298
QLogic Corp. (a)...............     17,145          557

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
QUALCOMM, Inc..................    350,678   $   15,107
Sabre Holdings Corp. Class A...     28,424          685
Sanmina-SCI Corp. (a)..........    112,858          481
Scientific-Atlanta, Inc........     32,168        1,386
Siebel Systems, Inc............    110,658        1,171
Solectron Corp. (a)............    187,214          685
Sun Microsystems, Inc. (a).....    724,488        3,036
Symantec Corp. (a).............    229,834        4,022
Symbol Technologies, Inc.......     52,185          669
Tektronix, Inc.................     18,629          526
Tellabs, Inc. (a)..............     95,775        1,044
Teradyne, Inc. (a).............     41,392          603
Texas Instruments, Inc.........    343,703       11,023
Unisys Corp. (a)...............     72,779          424
Waters Corp. (a)...............     23,557          891
Xerox Corp. (a)................    203,742        2,985
Xilinx, Inc....................     74,104        1,868
Yahoo!, Inc. (a)...............    269,280       10,550
                                             ----------
                                                363,511
                                             ----------

MATERIALS - 2.9%
Air Products & Chemicals,
  Inc..........................     47,289        2,799
Alcoa, Inc.....................    185,346        5,481
Allegheny Technologies, Inc....     18,029          650
Ashland, Inc...................     15,880          919
Ball Corp......................     23,170          920
Bemis Co., Inc.................     23,128          645
Dow Chemical Co................    204,999        8,983
E.I. Du Pont de Nemours & Co...    194,439        8,264
Eastman Chemical Co............     16,862          870
Ecolab, Inc....................     39,426        1,430
Engelhard Corp.................     25,130          758
Freeport-McMoRan Copper & Gold,
  Inc. Class B.................     38,014        2,045
Hercules, Inc. (a).............     24,698          279
International Flavors &
  Fragrances, Inc..............     17,504          586
International Paper Co.........    104,256        3,504
Louisiana-Pacific Corp.........     23,859          655
MeadWestvaco Corp..............     39,188        1,098
Monsanto Co....................     57,146        4,430
Newmont Mining Corp............     94,942        5,070
Nucor Corp.....................     33,104        2,209
Pactiv Corp. (a)...............     32,164          708
Phelps Dodge Corp..............     21,705        3,123
PPG Industries, Inc............     36,090        2,090
Praxair, Inc...................     68,720        3,639
Rohm & Haas Co.................     31,096        1,506
Sealed Air Corp. (a)...........     18,036        1,013
Sigma-Aldrich Corp.............     14,493          917
Temple-Inland, Inc.............     23,828        1,069

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
United States Steel Corp.......     24,002   $    1,154
Vulcan Materials Co............     21,696        1,470
Weyerhaeuser Co................     52,024        3,451
                                             ----------
                                                 71,735
                                             ----------

TELECOMMUNICATION SERVICES - 2.9%
ALLTEL Corp....................     81,098        5,117
AT&T, Inc......................    834,853       20,446
BellSouth Corp.................    388,628       10,532
CenturyTel, Inc. ..............     27,408          909
Citizens Communications Co. ...     72,677          889
Qwest Communications
  International, Inc. (a)......    325,122        1,837
Sprint Corp. (Fon Group).......    630,100       14,719
Verizon Communications,
  Inc. ........................    587,498       17,695
                                             ----------
                                                 72,144
                                             ----------

UTILITIES - 3.3%
AES Corp. (a)..................    137,914        2,183
Allegheny Energy, Inc. (a).....     33,899        1,073
Ameren Corp. ..................     43,242        2,216
American Electric Power Co.,
  Inc. ........................     84,054        3,118
CenterPoint Energy, Inc. ......     63,893          821
Cinergy Corp. .................     42,258        1,794
CMS Energy Corp. (a)...........     46,605          676
Consolidated Edison, Inc. .....     51,022        2,364
Constellation Energy Group,
  Inc. ........................     37,803        2,177
Dominion Resources, Inc. ......     74,087        5,720
DTE Energy Co. ................     38,046        1,643
Duke Energy Corp. .............    196,877        5,404
Dynegy Inc. Class A (a)........     61,330          297
Edison International...........     69,262        3,021
Entergy Corp. .................     44,143        3,030
Exelon Corp. ..................    142,478        7,571
FirstEnergy Corp. .............     70,112        3,435
FPL Group, Inc. ...............     84,278        3,503
KeySpan Corp. .................     37,006        1,321
Nicor, Inc. ...................      9,313          366
NiSource, Inc. ................     57,867        1,207
Peoples Energy Corp. ..........      8,131          285
PG&E Corp. ....................     71,823        2,666
Pinnacle West Capital Corp. ...     20,581          851
PPL Corp. .....................     80,536        2,368
Progress Energy, Inc. .........     53,308        2,341
Public Service Enterprise
  Group, Inc. .................     53,422        3,471
Sempra Energy..................     54,789        2,457
Southern Co. ..................    158,658        5,478
TECO Energy, Inc. .............     43,276          744

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
TXU Corp. .....................    102,096   $    5,124
Xcel Energy, Inc. .............     85,597        1,580
                                             ----------
                                                 80,305
                                             ----------
    TOTAL COMMON STOCKS (COST
      $1,716,590,222)..........               2,398,898
                                             ----------
                                      PAR
                                     AMOUNT
                                 --------------
                                 (IN THOUSANDS)
U.S. GOVERNMENT SECURITIES - 0.2%
United States Treasury Bill
  3.89% due 03/09/06 (c)(d)....    $   4,299           4,268
                                                  ----------
    TOTAL U.S. GOVERNMENT
      SECURITIES (COST
      $4,267,876)..............                        4,268
                                                  ----------
                                     SHARES
                                 --------------
                                 (IN THOUSANDS)
MONEY MARKET FUNDS - 1.8%
AIM Short Term Investment Prime
  Portfolio....................       45,503          45,503
Federated Money Market
  Obligations Trust............          502             502
                                                  ----------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
    TOTAL MONEY MARKET FUNDS
      (COST $46,004,859).......              $   46,005
                                             ----------
TOTAL INVESTMENTS - 99.8%
  (IDENTIFIED COST
  $1,766,862,957)..............               2,449,171
                                             ----------
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%...........                   3,938
                                             ----------
NET ASSETS - 100%..............              $2,453,109
                                             ==========

SCHEDULE OF FUTURES CONTRACTS

                               NUMBER OF    UNREALIZED
                               CONTRACTS   DEPRECIATION
                               ---------   ------------
                                (DOLLARS IN THOUSANDS)
S&P 500 Financial Futures
  Contracts (long) Expiration
  Date 03/2006...............     613         $(766)
                                              -----
Total unrealized depreciation
  on open futures contracts
  purchased..................                 $(766)
                                              =====

---------------

(a) Non-income producing security.

(b) Affiliated issuer. See table that follows for more information.

(c) Security held as collateral in relation to initial margin requirements on futures contracts.

(d) Rate represents annualized yield at date of purchase.

AFFILIATE TABLE

                                                                                                  INCOME EARNED
                             NUMBER OF     SHARES PURCHASED   SHARES SOLD FOR      NUMBER OF       FOR THE YEAR    REALIZED GAIN
                            SHARES HELD      FOR THE YEAR     THE YEAR ENDED    SHARES HELD AT    ENDED 12/31/05   ON SHARES SOLD
   SECURITY DESCRIPTION     12/31/2004      ENDED 12/31/05       12/31/05          12/31/05           (000)            (000)
   --------------------    -------------   ----------------   ---------------   ---------------   --------------   --------------
   State Street Corp. ...       79,225             6,600              15,500           70,325          $ 53             $97
   State Street Navigator
     Securities Lending
     Prime Portfolio.....   98,441,667       953,981,360       1,052,423,027               --          $103              --

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005
--------------------------------------------------------------------------------
(amounts in thousands)

ASSETS:
    Investments in unaffiliated issuers at market
     (identified cost $1,764,546)...........................   $ 2,445,272
    Investments in non-controlled affiliates at market
     (identified cost $2,317) (Note 4)......................         3,899
                                                               -----------
                                                                 2,449,171
    Receivables:
        Investment securities sold..........................         3,526
        Dividends and interest..............................         3,338
                                                               -----------
        TOTAL ASSETS........................................     2,456,035
                                                               -----------
LIABILITIES:
    Payables:
        Investment securities purchased.....................         2,574
        Daily variation margin on futures contracts.........           244
        Management fees (Note 4)............................            95
        Due to custodian....................................            13
                                                               -----------
        TOTAL LIABILITIES...................................         2,926
                                                               -----------
NET ASSETS..................................................   $ 2,453,109
                                                               ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------
(amounts in thousands)

INVESTMENT INCOME:
    Dividend income - unaffiliated issuers..................             $ 45,344
    Dividend income - non-controlled affiliated issuer......                   53
    Interest................................................                1,561
    Security lending income (Notes 2 and 4).................                  103
                                                                         --------
        TOTAL INVESTMENT INCOME.............................               47,061
EXPENSES:
    Management fees (Note 4)................................  $  1,125
                                                              --------
        TOTAL EXPENSES......................................                1,125
                                                                         --------
NET INVESTMENT INCOME.......................................               45,936
                                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on:
        Investments - unaffiliated issuers..................      (808)
        Investments - non-controlled affiliated issuer......        97
        In-kind transfers...................................    (8,353)
        Futures contracts...................................     1,878
                                                              --------
                                                                           (7,186)
                                                                         --------
    Net change in net unrealized appreciation (depreciation)
     on:
        Investments                                             65,566
        Futures contracts...................................    (1,839)
                                                              --------
                                                                           63,727
                                                                         --------
Net realized and unrealized gain............................               56,541
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $102,477
                                                                         ========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (amounts in thousands)
--------------------------------------------------------------------------------

                                                      FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        2005           2004
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net Investment Income.........................   $   45,936     $   52,658
    Net realized loss on investments and futures
     contracts....................................       (7,186)       (26,489)
        Net change in net unrealized appreciation
        (depreciation)............................       63,727        249,898
                                                     ----------     ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS................................      102,477        276,067
                                                     ----------     ----------
CAPITAL TRANSACTIONS:
    Proceeds from contributions...................      278,352        331,241
    Fair value of withdrawals.....................     (457,339)      (481,557)
    Withdrawals in-kind...........................     (237,848)       (72,956)
                                                     ----------     ----------
        NET DECREASE IN NET ASSETS FROM CAPITAL
        TRANSACTIONS..............................     (416,835)      (223,272)
                                                     ----------     ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS.......     (314,358)        52,795
NET ASSETS:
    Beginning of year.............................    2,767,467      2,714,672
                                                     ----------     ----------
    END OF YEAR...................................   $2,453,109     $2,767,467
                                                     ==========     ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected supplemental data and ratios to average net assets:

                                                      FOR THE        YEAR         YEAR         YEAR         YEAR
                                                     YEAR ENDED     ENDED        ENDED        ENDED        ENDED
                                                      12/31/05     12/31/04     12/31/03     12/31/02     12/31/01
                                                     ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period (in thousands)......   $2,453,109   $2,767,467   $2,714,672   $1,992,548   $2,692,298
    Ratios to average net assets:
         Operating expenses.......................      0.045%        0.045%       0.045%       0.045%       0.045%
         Net investment income....................       1.84%         1.97%        1.74%        1.57%        1.34%
    Portfolio turnover rate*......................          8%            9%          12%          13%          14%
    Total return (a)..............................       4.87%        10.86%       28.62%     (22.16)%     (11.94)%

---------------

*   The portfolio turnover rate excludes in-kind security transactions.

(a) Results represent past performance and are not indicative of future results.

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION

     State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2005, only the Portfolio and the State Street Money Market Portfolio were in operation. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

  Security Valuation

     The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

  Securities Transactions, Investment Income and Expenses

     Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

  Federal Income Taxes

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

  Futures

     The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

  Securities Lending

     The Trust, on behalf of the Portfolio, had entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street") whereby the Portfolio would lend portfolio securities to qualified borrowers in order to earn additional income. On September 27, 2005, the Agreement was terminated and the Portfolio discontinued lending portfolio securities. The Agreement required that loans be secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income was allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2005, the earned income for the Portfolio and State Street was $102,925 and $34,308, respectively.

  Use of Estimates

     The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

3.   SECURITIES TRANSACTIONS

     For the year ended December 31, 2005, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $205,795,356 and $324,324,748, respectively. The aggregate value of in-kind withdrawals was $237,847,807.

     At December 31, 2005, the tax cost of investments was $1,952,530,390. The aggregate gross unrealized appreciation and gross unrealized depreciation was $801,244,221 and $304,603,493, respectively, resulting in net appreciation of $496,640,728 for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4.   RELATED PARTY FEES AND TRANSACTIONS

     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the State Street Navigator Securities Lending Prime Portfolio, which is offered by State Street and advised by SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of each of these investments at December 31, 2005 is listed in the Portfolio of Investments.

5.   INDEMNIFICATIONS

     Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the Portfolio) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          -s- ERNST & YOUNG LLP

Boston, Massachusetts
February 16, 2006

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

GENERAL INFORMATION
December 31, 2005
--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

     The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

     The Board of Trustees of the Trust met on November 16, 2005 (the "Meeting") to consider the renewal of the investment advisory agreement for the Portfolio (the "Advisory Agreement"). In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the Adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from the relationship with the Portfolio and Trust, (iv) the extent to which economies of scale would be realized if and as the Portfolio grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Portfolio and Trust.

     In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.4 trillion in assets under management. They reviewed information regarding State Street's business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2005
--------------------------------------------------------------------------------

the experience, resources and strength of the Adviser in the management of index products is exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate, had been of uniformly high quality, and could be expected to remain so.

     The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. Accordingly, they concluded that the performance the Portfolio was satisfactory.

     The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended September 30, 2005. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable to either or both of those entities, the profitability was in no case such as to render the advisory fee excessive.

     In order better to evaluate the Portfolio's advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that that the Portfolio's advisory fee and total expense ratio were lower than the average for its peer group. The Trustees concluded that the data available provided confirmation of the reasonableness of the Adviser's fee. The Board determined that the Adviser's fees were fair and reasonable.

     In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust's relationship with State Street as fund administrator, custodian and transfer agent and the Portfolio's use of State Street Global Markets to perform certain brokerage services. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fees excessive.

     The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, in view of the comparatively small asset size of the Portfolio, the economies of scale actually realized, if any, were minor and that, in any event, such economies of scale, if any, were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

     - business addresses and ages;

     - principal occupations during the past five years; and

     - other directorships of publicly traded companies or funds.

     As of December 31, 2005, none of the Trustees were considered to be an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees").

                                                                                      NUMBER OF
                                                                                    FUNDS IN FUND        OTHER
                         POSITION(S)   TERM OF OFFICE                                  COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY        HELD BY
DATE OF BIRTH ("DOB")       TRUST       TIME SERVED       DURING PAST FIVE YEARS      TRUSTEE*          TRUSTEE
---------------------    -----------  ----------------  --------------------------  -------------   ---------------
INDEPENDENT TRUSTEES:

Michael F. Holland       Trustee and  Term: Indefinite  Chairman, Holland &               12        Trustee, State
Holland & Company, LLC   Chairman of  Elected: 2/00     Company L.L.C. (investment                  Street
375 Park Avenue          the Board                      adviser) (1995-present).                    Institutional
New York, NY 10152                                                                                  Investment
DOB: 07/07/44                                                                                       Trust;
                                                                                                    Director, the
                                                                                                    Holland Series
                                                                                                    Fund, Inc.; and
                                                                                                    Director, the
                                                                                                    China Fund,
                                                                                                    Inc.

William L. Boyan         Trustee      Term: Indefinite  Trustee of Old Mutual             12        Trustee, State
State Street Master                   Elected: 2/00     South Africa Master Trust                   Street
Funds                                                   (investments) (1995-                        Institutional
P.O. Box 5049                                           present); Chairman                          Investment
Boston, MA 02206                                        emeritus, Children's                        Trust; and
DOB: 01/20/37                                           Hospital (1984-present);                    Trustee, Old
                                                        Director, Boston Plan For                   Mutual South
                                                        Excellence (non-profit)                     Africa Master
                                                        (1994-present); President                   Trust
                                                        and Chief Operations
                                                        Officer, John Hancock
                                                        Mutual Life Insurance
                                                        Company (1959-1999). Mr.
                                                        Boyan retired in 1999.

* The "Fund Complex" consists of six series of the Trust and six series of State Street Institutional Investment Trust.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                    FUNDS IN FUND        OTHER
                         POSITION(S)   TERM OF OFFICE                                  COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY        HELD BY
DATE OF BIRTH ("DOB")       TRUST       TIME SERVED       DURING PAST FIVE YEARS      TRUSTEE*          TRUSTEE
---------------------    -----------  ----------------  --------------------------  -------------   ---------------
Rina K. Spence           Trustee      Term: Indefinite  President of SpenceCare           12        Trustee, State
7 Acacia Street                       Elected: 2/00     International LLC (1998-                    Street
Cambridge, MA 02138                                     present); Member of the                     Institutional
DOB: 10/24/48                                           Advisory Board, Ingenium                    Investment
                                                        Corp. (technology company)                  Trust;
                                                        (2001-present); Chief                       Director,
                                                        Executive Officer,                          Berkshire Life
                                                        IEmily.com (internet                        Insurance
                                                        company) (2000-2001);                       Company of
                                                        Chief Executive Officer of                  America; and
                                                        Consensus Pharmaceutical,                   Director,
                                                        Inc. (1998-1999); Founder,                  IEmily.com
                                                        President and Chief
                                                        Executive Officer of
                                                        Spence Center for Women's
                                                        Health (1994-1998);
                                                        Trustee, Eastern
                                                        Enterprise (utilities)
                                                        (1988-2000).

Douglas T. Williams      Trustee      Term: Indefinite  Executive Vice President          12        Trustee, State
State Street Master                   Elected: 2/00     of Chase Manhattan Bank                     Street
Funds                                                   (1987-1999). Mr. Williams                   Institutional
P.O. Box 5049                                           retired in 1999.                            Investment
Boston, MA 02206                                                                                    Trust
DOB: 12/23/40

* The "Fund Complex" consists of six series of the Trust and six series of State Street Institutional Investment Trust.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                    FUNDS IN FUND        OTHER
                         POSITION(S)   TERM OF OFFICE                                  COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY        HELD BY
DATE OF BIRTH ("DOB")       TRUST       TIME SERVED      DURING PAST FIVE YEARS*       TRUSTEE          TRUSTEE
---------------------    -----------  ----------------  --------------------------  -------------   ---------------
EXECUTIVE OFFICERS:

James E. Ross            President    Term: Indefinite  President, SSgA Funds             --        --
SSgA Funds                            Elected: 4/05     Management, Inc. (2005-
Management, Inc.                                        present); Principal, SSgA
State Street Financial                                  Funds Management, Inc.
Center One Lincoln                                      (2001-present); Principal,
Street                                                  State Street Global
Boston, MA 02111                                        Advisers (March 2000-
DOB: 06/24/65                                           present); Vice President,
                                                        State Street Bank and
                                                        Trust Company (1998-March
                                                        2000).

Gary L. French           Treasurer    Term: Indefinite  Senior Vice President of          --        --
State Street Bank                     Elected: 5/05     State Street Bank and
and Trust Company                                       Trust Company
2 Avenue de Lafayette                                   (2002-present); Managing
Boston, MA 02111                                        Director, Deutsch Bank
DOB: 07/04/51                                           (including its
                                                        predecessor, Scudder
                                                        Investments), Fund
                                                        Operations Unit (2001-
                                                        2002); President, UAM Fund
                                                        Services (1995 to 2001).

Julie A. Tedesco         Secretary    Term: Indefinite  Vice President and Senior         --        --
State Street Bank                     Elected: 5/00     Counsel of State Street
and Trust Company                                       Bank and Trust Company
225 Franklin Street                                     (2000-present); Counsel of
Boston, MA 02110                                        First Data Investor
DOB: 09/30/57                                           Services Group, Inc.,
                                                        (1994-2000).

Peter A. Ambrosini       Chief        Term: Indefinite  Senior Principal and Chief        --        --
SSgA Funds               Compliance   Elected: 5/04     Compliance and Risk
Management, Inc.         Officer                        Management Officer, SSgA
State Street                                            Funds Management, Inc. and
Financial Center                                        State Street Global
One Lincoln Street                                      Advisors (2001-present);
Boston, MA 02111                                        Managing Director,
DOB: 12/17/43                                           PricewaterhouseCoopers LLP
                                                        (1986-2001).

* Each officer may have served in various other capacities for the same organization during the length of time served.

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

SUMMARY SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
Advertising Agencies                                 Other Securities                       $  2,329,661       0.6%
Aerospace                                            Other Securities                          1,887,049       0.5
Agriculture, Fishing & Ranching                      Other Securities                            722,730       0.2
Air Transport                               29,180   Continental Airlines, Inc. Class B
                                                     (a)(e)                                      621,534       0.2
                                                     Other Securities                          2,985,813       0.8
                                                                                            ------------     -----
                                                                                               3,607,347       1.0
                                                                                            ------------     -----
Aluminum                                             Other Securities                            510,376       0.1
Auto Parts: After Market                             Other Securities                            647,648       0.2
Auto Parts: Original Equipment                       Other Securities                          1,257,089       0.3
Auto, Trucks & Parts                                 Other Securities                            585,740       0.2
Banks: New York City                                 Other Securities                            148,771       0.0
Banks: Outside New York City                13,900   Hudson United Bancorp                       579,352       0.2
                                            15,762   Pacific Capital Bancorp                     560,812       0.1
                                                     Other Securities                         27,372,288       7.4
                                                                                            ------------     -----
                                                                                              28,512,452       7.7
                                                                                            ------------     -----
Beverage: Brewers (Wineries)                         Other Securities                            120,000       0.0
Beverage: Soft Drinks                                Other Securities                            583,615       0.2
Biotechnology Research & Production         10,300   Neurocrine Biosciences, Inc. (a)            646,119       0.2
                                                     Other Securities                          8,343,988       2.2
                                                                                            ------------     -----
                                                                                               8,990,107       2.4
                                                                                            ------------     -----
Building Materials                          19,600   Hughes Supply, Inc.                         702,660       0.2
                                                     Other Securities                          2,073,399       0.6
                                                                                            ------------     -----
                                                                                               2,776,059       0.8
                                                                                            ------------     -----
Building: Air Conditioning                           Other Securities                            387,327       0.1
Building: Cement                             5,078   Eagle Materials, Inc.                       621,344       0.2
Building: Heating & Plumbing                         Other Securities                            285,691       0.1
Building: Miscellaneous                              Other Securities                            553,884       0.2
Building: Roofing & Wallboard                        Other Securities                            347,412       0.1
Cable Television Services                            Other Securities                            243,282       0.1
Casinos & Gambling                                   Other Securities                          2,119,938       0.6
Chemicals                                            Other Securities                          4,334,656       1.2
Coal                                                 Other Securities                            610,766       0.2
Commercial Information Services                      Other Securities                          1,178,352       0.3
Communications & Media                               Other Securities                            347,074       0.1
Communications Technology                   18,800   Adtran, Inc.                                559,112       0.1
                                                     Other Securities                          9,141,596       2.5
                                                                                            ------------     -----
                                                                                               9,700,708       2.6
                                                                                            ------------     -----
Computer Services Software & Systems        24,300   Acxiom Corp.                                558,900       0.1

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
                                                     Other Securities                       $ 16,931,493       4.6%
                                                                                            ------------     -----
                                                                                              17,490,393       4.7
                                                                                            ------------     -----
Computer Technology                         80,700   Maxtor Corp. (a)                            560,058       0.1
                                                     Other Securities                          6,234,300       1.7
                                                                                            ------------     -----
                                                                                               6,794,358       1.8
                                                                                            ------------     -----
Construction                                         Other Securities                          1,421,377       0.4
                                                                                            ------------     -----
Consumer Electronics                        42,900   CNET Networks, Inc (a)                      630,201       0.2
                                                     Other Securities                          2,862,967       0.7
                                                                                            ------------     -----
                                                                                               3,493,168       0.9
                                                                                            ------------     -----
Consumer Products                           19,100   Jarden Corp. (a)                            575,865       0.2
                                                     Other Securities                          2,412,899       0.6
                                                                                            ------------     -----
                                                                                               2,988,764       0.8
                                                                                            ------------     -----
Containers & Packaging: Metals &                     Other Securities                            690,408       0.2
  Glass
Containers & Packaging: Paper &                      Other Securities                            154,202       0.0
  Plastic
Copper                                               Other Securities                            295,642       0.1
Cosmetics                                            Other Securities                            683,859       0.2
Diversified Financial Services                       Other Securities                          2,038,269       0.6
Diversified Materials & Processing                   Other Securities                          2,821,740       0.8
Drug & Grocery Store Chains                          Other Securities                          1,871,114       0.5
Drugs & Pharmaceuticals                     30,000   Alkermes, Inc. (a)                          573,600       0.1
                                            32,500   Amylin Pharmaceuticals, Inc. (a)          1,297,400       0.4
                                            30,700   Vertex Pharmaceuticals, Inc. (a)            849,469       0.2
                                                     Other Securities                          8,452,721       2.3
                                                                                            ------------     -----
                                                                                              11,173,190       3.0
                                                                                            ------------     -----
Education Services                                   Other Securities                          1,793,659       0.5
Electrical & Electronics                             Other Securities                          1,282,106       0.3
Electrical Equipment & Components                    Other Securities                          3,177,347       0.9
Electrical: Household Appliance                      Other Securities                            536,689       0.1
Electronics                                          Other Securities                          1,768,819       0.5
Electronics: Instruments, Gauges &                   Other Securities                            597,760       0.2
  Meters
Electronics: Medical Systems                10,281   Intuitive Surgical, Inc. (a)              1,205,653       0.3
                                                     Other Securities                          2,761,486       0.8
                                                                                            ------------     -----
                                                                                               3,967,139       1.1
                                                                                            ------------     -----
Electronics: Semi-                          37,800   Fairchild Semiconductor
  Conductors/Components                              International, Inc. (a)                     639,198       0.2
                                            55,730   Integrated Device Technology, Inc.
                                                     (a)                                         734,521       0.2
                                                     Other Securities                          9,383,992       2.5
                                                                                            ------------     -----
                                                                                              10,757,711       2.9
                                                                                            ------------     -----

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
Electronics: Technology                              Other Securities                       $  2,580,909       0.7%
Energy Equipment                                     Other Securities                            135,901       0.0
Energy Miscellaneous                                 Other Securities                          2,181,084       0.6
Engineering & Contracting Services                   Other Securities                          1,499,490       0.4
Entertainment                                        Other Securities                            823,858       0.2
Fertilizers                                          Other Securities                            193,200       0.1
Finance Companies                                    Other Securities                            644,746       0.2
Finance: Small Loan                                  Other Securities                            396,853       0.1
Financial Data Processing Services &                 Other Securities                          3,355,909       0.9
  Systems
Financial Information Services                       Other Securities                            891,550       0.2
Financial Miscellaneous                     29,200   MoneyGram International, Inc.               761,536       0.2
                                                     Other Securities                          2,751,350       0.7
                                                                                            ------------     -----
                                                                                               3,512,886       0.9
                                                                                            ------------     -----
Foods                                                Other Securities                          3,300,993       0.9
Forest Products                                      Other Securities                          1,220,009       0.3
Forms & Bulk Printing Services                       Other Securities                            274,416       0.1
Funeral Parlors & Cemeteries                         Other Securities                            410,651       0.1
Glass                                                Other Securities                            188,152       0.1
Gold                                                 Other Securities                            377,282       0.1
Health Care Facilities                               Other Securities                          3,286,010       0.9
Health Care Management Services              7,000   Pediatrix Medical Group, Inc. (a)           619,990       0.2
                                                     Other Securities                          2,014,572       0.5
                                                                                            ------------     -----
                                                                                               2,634,562       0.7
                                                                                            ------------     -----
Health Care Services                                 Other Securities                          2,119,851       0.6
Homebuilding                                         Other Securities                            809,161       0.2
Hotel/Motel                                          Other Securities                            210,916       0.1
Household Furnishings                                Other Securities                          1,693,731       0.5
Identification Control & Filter             17,900   Crane Co.                                   631,333       0.2
  Devices
                                            15,300   Flowserve Corp. (a)                         605,268       0.1
                                                     Other Securities                          2,258,853       0.6
                                                                                            ------------     -----
                                                                                               3,495,454       0.9
                                                                                            ------------     -----
Industrial Producers                                 Other Securities                             72,275       0.0
Insurance: Life                                      Other Securities                          1,620,874       0.4
Insurance: Multi-Line                                Other Securities                          2,074,866       0.6
Insurance: Property-Casualty                21,415   Ohio Casualty Corp.                         606,473       0.1
                                                     Other Securities                          4,691,006       1.3
                                                                                            ------------     -----
                                                                                               5,297,479       1.4
                                                                                            ------------     -----
Investment Management Companies             26,400   Waddell & Reed Financial, Inc. Class
                                                     A                                           553,608       0.1
                                                     Other Securities                          1,758,862       0.5
                                                                                            ------------     -----
                                                                                               2,312,470       0.6
                                                                                            ------------     -----
Jewelry, Watches & Gemstones                         Other Securities                            547,856       0.1
Leisure Time                                         Other Securities                          1,482,378       0.4
Machine Tools                                        Other Securities                            507,331       0.1
Machinery & Engineering                              Other Securities                            295,124       0.1
Machinery: Agricultural                              Other Securities                            665,318       0.2
Machinery: Construction & Handling                   Other Securities                          1,200,314       0.3
Machinery: Engines                          15,100   Briggs & Stratton Corp.                     585,729       0.2
Machinery: Industrial/Specialty                      Other Securities                          2,698,579       0.7

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
Machinery: Oil Well                         22,074   Cal Dive International, Inc. (a)       $    792,236       0.2%
Equipment & Services                                 Other Securities                          4,948,199       1.4
                                                                                            ------------     -----
                                                                                               5,740,435       1.6
                                                                                            ------------     -----
Machinery: Specialty                        15,998   JLG Industries, Inc.                        730,469       0.2
                                                     Other Securities                          1,248,009       0.3
                                                                                            ------------     -----
                                                                                               1,978,478       0.5
                                                                                            ------------     -----
Manufactured Housing                                 Other Securities                            448,680       0.1
Manufacturing                                        Other Securities                            354,674       0.1
Medical & Dental                                     Other Securities                         10,082,586       2.7
  Instruments & Supplies
Medical Services                                     Other Securities                            864,723       0.2
Metal Fabricating                           19,156   Commercial Metals Co.                       719,116       0.2
                                             9,947   Reliance Steel & Aluminum Co.               607,961       0.2
                                            22,000   The Shaw Group, Inc. (a)                    639,980       0.2
                                                     Other Securities                          3,118,514       0.8
                                                                                            ------------     -----
                                                                                               5,085,571       1.4
                                                                                            ------------     -----
Metals & Minerals Miscellaneous              7,218   Cleveland-Cliffs, Inc. (e)                  639,298       0.2
                                                     Other Securities                          1,441,952       0.4
                                                                                            ------------     -----
                                                                                               2,081,250       0.6
                                                                                            ------------     -----
Milling: Fruit & Grain Processing           23,378   Corn Products International, Inc.           558,500       0.2
Miscellaneous Consumer Staples                       Other Securities                             71,973       0.0
Miscellaneous Materials & Commodities                Other Securities                            716,958       0.2
Miscellaneous Materials & Processing                 Other Securities                            882,213       0.2
Miscellaneous Producer Durables             25,000   BE Aerospace, Inc. (a)                      550,000       0.1
                                                     Other Securities                            186,381       0.1
                                                                                            ------------     -----
                                                                                                 736,381       0.2
                                                                                            ------------     -----
Miscellaneous Technology                             Other Securities                             96,444       0.0
Multi-Sector Companies                      12,002   Walter Industries, Inc.                     596,739       0.1
                                                     Other Securities                          1,401,615       0.4
                                                                                            ------------     -----
                                                                                               1,998,354       0.5
                                                                                            ------------     -----
Office Furniture & Business Equipment                Other Securities                            224,975       0.1
Offshore Drilling                                    Other Securities                            379,932       0.1
Oil: Crude Producers                        16,111   Cabot Oil & Gas Corp. Class A               726,606       0.2
                                            15,300   Cheniere Energy, Inc. (a)                   569,466       0.1
                                            24,693   Cimarex Energy Co.                        1,062,046       0.3
                                            15,930   Frontier Oil Corp.                          597,853       0.2
                                            17,952   St. Mary Land & Exploration Co.             660,813       0.2
                                                     Other Securities                          7,393,347       2.0
                                                                                            ------------     -----
                                                                                              11,010,131       3.0
                                                                                            ------------     -----

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
Oil: Integrated Domestic                             Other Securities                       $    798,044       0.2%
Paints & Coatings                                    Other Securities                            523,639       0.1
Paper                                                Other Securities                          1,698,910       0.5
Plastics                                             Other Securities                            273,365       0.1
Pollution Control & Environmental                    Other Securities                            672,354       0.2
  Services
Power Transmission Equipment                         Other Securities                            327,485       0.1
Printing & Copying Services                          Other Securities                            457,104       0.1
Production Technology Equipment                      Other Securities                          5,261,383       1.4
Publishing: Miscellaneous                            Other Securities                          1,803,519       0.5
Publishing: Newspapers                               Other Securities                            731,941       0.2
Radio & TV Broadcasters                              Other Securities                          2,653,230       0.7
Railroad Equipment                                   Other Securities                            606,155       0.2
Railroads                                   22,876   Kansas City Southern (a)                    558,861       0.2
                                                     Other Securities                            808,664       0.2
                                                                                            ------------     -----
                                                                                               1,367,525       0.4
                                                                                            ------------     -----
Real Estate                                          Other Securities                          1,013,237       0.3
Real Estate Investment Trusts (REIT)         7,156   Alexandria Real Estate Equities, Inc.       576,058       0.1
                                             9,978   Kilroy Realty Corp.                         617,638       0.2
                                            63,600   LaQuinta Corp. (a)                          708,504       0.2
                                            17,408   Taubman Centers, Inc.                       604,928       0.1
                                                     Other Securities                         20,986,688       5.7
                                                                                            ------------     -----
                                                                                              23,493,816       6.3
                                                                                            ------------     -----
Recreational Vehicles & Boats                        Other Securities                          1,226,456       0.3
Rental & Leasing Services: Commercial                Other Securities                          1,225,174       0.3
Rental & Leasing Services: Consumer                  Other Securities                          1,261,400       0.3
Restaurants                                          Other Securities                          5,383,158       1.5
Retail                                      11,200   Tractor Supply Co. (a)                      592,928       0.2
                                                     Other Securities                         15,581,894       4.2
                                                                                            ------------     -----
                                                                                              16,174,822       4.4
                                                                                            ------------     -----
Savings & Loan                              39,553   First Niagara Financial Group, Inc.         572,332       0.2
                                            39,100   NewAlliance Bancshares, Inc.                568,514       0.1
                                                     Other Securities                          6,627,274       1.8
                                                                                            ------------     -----
                                                                                               7,768,120       2.1
                                                                                            ------------     -----
Scientific Equipment & Suppliers                     Other Securities                            630,056       0.2
Securities Brokerage & Services                      Other Securities                          2,694,536       0.7
Services: Commercial                        12,394   Corrections Corp. of America (a)            557,358       0.1
                                            15,300   Regis Corp.                                 590,121       0.2
                                                     Other Securities                         11,202,530       3.0
                                                                                            ------------     -----
                                                                                              12,350,009       3.3
                                                                                            ------------     -----
Shipping                                             Other Securities                            662,562       0.2
Shoes                                                Other Securities                          1,658,413       0.4
Steel                                                Other Securities                          2,666,480       0.7
Synthetic Fibers                                     Other Securities                             29,276       0.0
Telecommunications Equipment                         Other Securities                          3,326,141       0.9
Textile Products                                     Other Securities                            237,491       0.1
Textiles Apparel Manufacturers                       Other Securities                          2,188,816       0.6
Tires & Rubber                                       Other Securities                            449,633       0.1
Tobacco                                              Other Securities                            827,081       0.2

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD   COMMON STOCKS                             VALUE       NET ASSETS
---------                              -----------   -------------                          ------------   ----------
Toys                                                 Other Securities                       $    297,403       0.1%
Transportation Miscellaneous                         Other Securities                            822,220       0.2
Truckers                                             Other Securities                          2,148,656       0.6
Utilities: Cable TV & Radio                          Other Securities                             99,369       0.0
Utilities: Electrical                       53,177   Sierra Pacific Resources (a)                693,428       0.2
                                                     Other Securities                          4,335,165       1.2
                                                                                            ------------     -----
                                                                                               5,028,593       1.4
                                                                                            ------------     -----
Utilities: Gas Distributors                          Other Securities                          3,011,220       0.8
Utilities: Gas Pipelines                             Other Securities                             96,565       0.0
Utilities: Miscellaneous                             Other Securities                            458,640       0.1
Utilities: Telecommunications              227,400   Level 3 Communications, Inc. (a)(e)         652,638       0.2
                                                     Other Securities                          3,865,062       1.0
                                                                                            ------------     -----
                                                                                               4,517,700       1.2
                                                                                            ------------     -----
Utilities: Water                                     Other Securities                            590,947       0.2
Wholesale & International Trade                      Other Securities                            258,903       0.1
Wholesalers                                          Other Securities                            996,813       0.3
                                                                                            ------------     -----
                                                     TOTAL COMMON STOCKS
                                                     (COST - $291,937,655)                   368,885,577      99.7
                                                                                            ------------     -----
                                                                                                           PERCENT OF
INDUSTRY*                                                        MUTUAL FUNDS                  VALUE       NET ASSETS
---------                                                        ------------               ------------   ----------
Investment Management Companies                      Other Securities                       $    100,486       0.0%
                                                                                            ------------     -----
                                                     TOTAL MUTUAL FUNDS (COST - $99,942)         100,486       0.0
                                                                                            ------------     -----
                                                                    RIGHTS
                                                                    ------
RETAIL                                               Other Securities                                777       0.0
                                                                                            ------------     -----
                                                     TOTAL RIGHTS (COST - $0)                        777       0.0
                                                                                            ------------     -----
                                                              OTHER INTERESTS (B)
                                                              -------------------
Oil: Crude Producers                                 Other Securities                                  0       0.0
                                                                                            ------------     -----
                                                     TOTAL OTHER INTERESTS (COST - $0)                 0       0.0
                                                                                            ------------     -----
                                       BENEFICIAL
                                        INTEREST             SHORT-TERM SECURITIES
                                       -----------           ---------------------
                                        $  641,675   Merrill Lynch Liquidity Series, LLC
                                                     Cash Sweep Series I (c)                     641,675       0.2
                                        13,465,055   Merrill Lynch Liquidity Series, LLC
                                                     Money Market Series (c)(d)               13,465,055       3.6
                                                                                            ------------     -----
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST - $14,106,730)                     14,106,730       3.8
                                                                                            ------------     -----
TOTAL INVESTMENTS (COST - $306,144,327*)                                                     383,093,570     103.5
LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (12,948,221)     (3.5)
                                                                                            ------------     -----
NET ASSETS                                                                                  $370,145,349     100.0%
                                                                                            ============     =====

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

---------------

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

   Aggregate cost..............................................  $309,875,971
                                                                 ------------
   Gross unrealized appreciation...............................  $ 98,880,176
   Gross unrealized depreciation...............................   (25,662,577)
                                                                 ------------
   Net unrealized appreciation.................................  $ 73,217,599
                                                                 ============

(a) Non-income producing security.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                 INTEREST
   AFFILIATE                                                     NET ACTIVITY     INCOME
   ---------                                                     ------------    --------
   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(8,347,915)    $464,626
   Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 1,812,667     $210,148

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

 -- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

 -- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

 -- Financial futures contracts purchased as of December 31, 2005 were as follows:

   NUMBER OF                       EXPIRATION                UNREALIZED
   CONTRACTS         ISSUE            DATE     FACE VALUE   DEPRECIATION
   ---------         -----         ----------  ----------   ------------
       4       Russell 2000 Index  March 2006  $1,357,448      $(848)

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value
     (including securities loaned of $12,774,919)
     (identified cost - $292,037,597).......................               $368,986,840
    Investments in affiliated securities, at value
     (identified cost - $14,106,730)........................                 14,106,730
    Cash....................................................                    199,136
    Cash on deposit for financial futures contracts.........                     94,500
    Receivables:
      Contributions.........................................  $  615,677
      Dividends.............................................     477,368
      Securities sold.......................................     122,941
      Securities lending....................................      21,552
      Investment adviser....................................       6,551      1,244,089
                                                              ----------
    Prepaid expenses and other assets.......................                      4,599
                                                                           ------------
        TOTAL ASSETS........................................                384,635,894
                                                                           ------------

LIABILITIES:
    Collateral on securities loaned, at value...............                 13,465,055
    Payables:
      Withdrawals...........................................     535,268
      Securities purchased..................................     387,861
      Variation margin......................................      13,114
      Other affiliates......................................       4,415        940,658
                                                              ----------
    Accrued expenses and other liabilities..................                     84,832
                                                                           ------------
        TOTAL LIABILITIES...................................                 14,490,545
                                                                           ------------
NET ASSETS..................................................               $370,145,349
                                                                           ============

NET ASSETS CONSIST OF:
    Investors' capital......................................               $293,196,954
    Unrealized appreciation - net...........................                 76,948,395
                                                                           ------------
NET ASSETS..................................................               $370,145,349
                                                                           ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $2,753 foreign withholding tax).......                 $  3,913,033
    Interest from affiliates................................                      464,626
    Securities lending - net................................                      210,148
                                                                             ------------
        TOTAL INCOME........................................                    4,587,807
                                                                             ------------
EXPENSES:
    Professional fees.......................................  $     95,082
    Custodian fees..........................................        89,720
    Accounting services.....................................        54,323
    Investment advisory fees................................        37,012
    Trustees' fees and expenses.............................         4,438
    Printing and shareholder reports........................         4,430
    Pricing fees............................................            18
    Other...................................................         9,219
                                                              ------------
        TOTAL EXPENSES BEFORE REIMBURSEMENT.................       294,242
    Reimbursement of expenses...............................       (32,038)
                                                              ------------
        TOTAL EXPENSES AFTER REIMBURSEMENT..................                      262,204
                                                                             ------------
INVESTMENT INCOME - NET.....................................                    4,325,603
                                                                             ------------
REALIZED & UNREALIZED GAIN (LOSS) - NET:
    Realized gain (loss) on:
      Investments - net.....................................    16,040,394
      Futures contracts - net...............................    (2,490,898)    13,549,496
                                                              ------------
    Change in unrealized appreciation/depreciation on:
      Investments - net.....................................    (5,044,498)
      Futures contracts - net...............................      (107,043)    (5,151,541)
                                                              ------------   ------------
        TOTAL REALIZED AND UNREALIZED GAIN - NET............                    8,397,955
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 12,723,558
                                                                             ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                   2005             2004
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................  $   4,325,603    $   3,882,942
    Realized gain - net.....................................     13,549,496       14,493,934
    Change in unrealized appreciation/depreciation - net....     (5,151,541)      37,873,933
                                                              -------------    -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     12,723,558       56,250,809
                                                              -------------    -------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................    267,164,255      309,457,896
    Fair value of withdrawals...............................   (275,403,741)    (335,706,893)
                                                              -------------    -------------
    NET DECREASE IN NET ASSETS DERIVED FROM CAPITAL
     TRANSACTIONS...........................................     (8,239,486)     (26,248,997)
                                                              -------------    -------------
NET ASSETS:
    Total increase in net assets............................      4,484,072       30,001,812
    Beginning of year.......................................    365,661,277      335,659,465
                                                              -------------    -------------
    END OF YEAR.............................................  $ 370,145,349    $ 365,661,277
                                                              =============    =============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2005       2004       2003       2002       2001
                                                --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN.......................      4.63%     18.15%     47.11%    (20.19%)     2.37%
                                                --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of reimbursement............       .07%       .08%       .09%       .08%       .08%
                                                --------   --------   --------   --------   --------
    Expenses..................................       .08%       .08%       .10%       .14%       .13%
                                                --------   --------   --------   --------   --------
    Investment income - net...................      1.17%      1.11%      1.13%      1.26%      1.45%
                                                --------   --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of year (in thousands)....  $370,145   $365,661   $335,659   $181,915   $182,968
                                                --------   --------   --------   --------   --------
    Portfolio turnover........................     36.63%     37.74%     28.57%     39.00%     48.50%
                                                --------   --------   --------   --------   --------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master Small Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

  (a)  Valuation of Investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision by the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

  (b)  Derivative Financial Instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specified price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

  (c)  Income Taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

  (d)  Security Transactions and Investment Income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e)  Securities Lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which all expenses incurred by the Series will not exceed .08%. This arrangement has a one-year term and is renewable. FAM reimbursed the Series for the amount of $32,038.

     Merrill Lynch Trust Company ("MLTC"), an indirect, wholly-owned subsidiary of ML & Co., is the Series' custodian.

     The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of December 31, 2005, the Series lent securities with a value of $127,122 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $90,653 in securities lending agent fees from the Series.

     For the year ended December 31, 2005, the Series reimbursed FAM $8,536 for certain accounting services.

     Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, ML & Co., and/or MLIM, LLC.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $131,186,567 and $130,499,691, respectively.

4.   SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
December 31, 2005
--------------------------------------------------------------------------------

To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series Trust (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of the Quantitative Master Series Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SECTOR REPRESENTATION (unaudited)
--------------------------------------------------------------------------------

                                                                  PERCENT OF TOTAL
   AS OF DECEMBER 31, 2005                                          INVESTMENTS
   -----------------------                                        ----------------
   Financial Services..........................................         22.5%
   Consumer Discretionary......................................         17.5
   Technology..................................................         13.3
   Health Care.................................................         11.3
   Materials & Processing......................................          9.2
   Producer Durables...........................................          7.6
   Other Energy................................................          5.3
   Utilities...................................................          3.6
   Auto & Transportation.......................................          3.5
   Consumer Staples............................................          1.8
   Other.......................................................          0.5
   Integrated Oils.............................................          0.2
   Short-Term Investments......................................          3.7

     For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------      -----------------------      --------------   -------------
INTERESTED TRUSTEE

Robert C. Doll, Jr.*       President    2005    President of the MLIM/FAM-         131 Funds     None
P.O. Box 9011              and          to      advised funds since 2005;        177 Portfolios
Princeton, NJ 08543-9011   Trustee              President of MLIM and FAM since
Age: 51                                present  2001; Co-Head (Americas Region)
                                                thereof from 2000 to 2001 and
                                                Senior Vice President from 1999
                                                to 2001; President and Director
                                                of Princeton Services, Inc.
                                                ("Princeton Services") since
                                                2001; President of Princeton
                                                Administrators, L.P.
                                                ("Princeton Administrators")
                                                since 2001; Chief Investment
                                                Officer of Oppenheimer-Funds,
                                                Inc. in 1999 and Executive Vice
                                                President thereof from 1991 to
                                                1999.

* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------  -------------------------------  --------------   -------------
INDEPENDENT TRUSTEES*

Donald W. Burton           Trustee      2002    General Partner of The Burton       23 Funds     Knology, Inc.
P.O. Box 9095                           to      Partnership, Limited             42 Portfolios   (telecommuni-
Princeton, NJ 08543-9095                        Partnership (an investment                       cations) and
Age: 61                                present  partnership) since 1979;                         Symbion, Inc.
                                                Managing General Partner of The                  (health care)
                                                South Atlantic Venture Funds
                                                since 1983; Member of the
                                                Investment Advisory Council of
                                                the Florida State Board of
                                                Administration since 2001.

Laurie Simon Hodrick       Trustee      1999    Professor of Finance and            23 Funds     None
P.O. Box 9095                           to      Economics, Graduate School of    42 Portfolios
Princeton, NJ 08543-9095                        Business, Columbia University
Age: 43                                present  since 1998.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------  -------------------------------  --------------   -------------

John Francis O'Brien       Trustee      2005    President and Chief Executive       23 Funds     ABIOMED (medical
P.O. Box 9095                           to      Officer of Allmerica Financial   42 Portfolios   device
Princeton, NJ 08543-9095                        Corporation (financial services                  manufacturer),
Age: 62                                present  holding company) from 1995 to                    Cabot
                                                2002 and Director from 1995 to                   Corporation
                                                2003; President of Allmerica                     (chemicals), LKQ
                                                Investment Management Co., Inc.                  Corporation
                                                (investment adviser) from 1989                   (auto parts
                                                to 2002, Director from 1989 to                   manufacturing)
                                                2002 and Chairman of the Board                   and TJX Com-
                                                from 1989 to 1990; President,                    panies, Inc.
                                                Chief Executive Officer and                      (retailer)
                                                Director of First Allmerica
                                                Financial Life Insurance
                                                Company from 1989 to 2002 and
                                                Director of various other
                                                Allmerica Financial companies
                                                until 2002; Director since
                                                1989, Member of the Governance
                                                Nominating Committee since
                                                2004, Member of the
                                                Compensation Committee of
                                                ABIOMED since 1989 and Member
                                                of the Audit Committee of
                                                ABIOMED from 1990 to 2004;
                                                Director and Member of the
                                                Governance and Nomination
                                                Committee of Cabot Corporation
                                                and Member of the Audit
                                                Committee since 1990; Director
                                                and Member of the Audit
                                                Committee and Compensation
                                                Committee of LKQ Corporation
                                                since 2003; Lead Director of
                                                TJX Companies, Inc. since 1999;
                                                Trustee of the Woods Hole
                                                Oceanographic Institute since
                                                2003.

David H. Walsh             Trustee      2003    Consultant with Putnam              23 Funds     None
P.O. Box 9095                           to      Investments from 1993 to 2003,   42 Portfolios
Princeton, NJ 08543-9095                        and employed in various
Age: 64                                present  capacities therewith from 1973
                                                to 1992; Director, The National
                                                Audubon Society since 1998;
                                                Director, The American Museum
                                                of Fly Fishing since 1997.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------  -------------------------------  --------------   -------------

Fred G. Weiss**            Trustee      1998    Managing Director of FGW            23 Funds     Watson Pharma-
P.O. Box 9095                           to      Associates since 1997; Vice      42 Portfolios   ceuticals, Inc.
Princeton, NJ 08543-9095                        President, Planning, Investment                  (pharma-
Age: 64                                present  and Development of Warner                        ceutical
                                                Lambert Co. from 1979 to 1997;                   company)
                                                Director of the Michael J. Fox
                                                Foundation for Parkinson's
                                                Research since 2000; Director
                                                of BTG International PLC (a
                                                global technology
                                                commercialization company)
                                                since 2001.

* Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
**  Chairman of the Board and the Audit Committee.

                          POSITION(S)
                           HELD WITH    LENGTH OF
NAME, ADDRESS & AGE          TRUST     TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------       -----------  ------------          -------------------------------------------
TRUST OFFICERS*

Donald C. Burke            Vice         1997 to      First Vice President of MLIM and FAM since 1997 and
P.O. Box 9011              President    present and  Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011   and          1999 to      Treasurer of Princeton Services since 1999 and Director
Age: 45                    Treasurer    present      since 2004; Vice President of FAM Distributors, Inc.
                                                     ("FAMD") since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of
                                                     MLIM from 1990 to 2001; Vice President, Treasurer and
                                                     Secretary of the IQ Funds since 2004.

Vincent J. Costa           Vice         2005 to      Managing Director of MLIM since 2005; Director of MLIM from
P.O. Box 9011              President    present      1999 to 2005.
Princeton, NJ 08543-9011
Age: 43

Debra L. Jelilian          Vice         2005 to      Director of MLIM since 1999.
P.O. Box 9011              President    present
Princeton, NJ 08543-9011
Age: 38

Jeffrey L. Russo           Vice         2005 to      Director of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011              President    present      1994 to 2004.
Princeton, NJ 08543-9011
Age: 38

Jeffrey Hiller             Chief        2004 to      Chief Compliance Officer of the MLIM/FAM-advised funds and
P.O. Box 9011              Compliance   present      First Vice President and Chief Compliance Officer of MLIM
Princeton, NJ 08543-9011   Officer                   (Americas Region) since 2004; Chief Compliance Officer of
Age: 54                                              the IQ Funds since 2004; Global Director of Compliance at
                                                     Morgan Stanley Investment Management from 2002 to 2004;
                                                     Managing Director and Global Director of Compliance at
                                                     Citigroup Asset Management from 2000 to 2002; Chief
                                                     Compliance Officer at Soros Fund Management in 2000; Chief
                                                     Compliance Officer at Prudential Financial from 1995 to
                                                     2000; Senior Counsel in the Commission's Division of
                                                     Enforcement in Washington, D.C. from 1990 to 1995.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                          POSITION(S)
                           HELD WITH    LENGTH OF
NAME, ADDRESS & AGE          TRUST     TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------       -----------  ------------          -------------------------------------------

Alice A. Pellegrino        Secretary    2004 to      Director (Legal Advisory) of MLIM since 2002; Vice President
P.O. Box 9011                           present      of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton, NJ 08543-9011                             since 1997; Secretary of MLIM, FAM, FAMD and Princeton
Age: 45                                              Services since 2004.

*   Officers of the Trust serve at the pleasure of the Board of Trustees.

    Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.

CUSTODIAN                         TRANSFER AGENT
---------                         --------------
Merrill Lynch Trust Company, FSB  Financial Data Services, Inc.
1300 Merrill Lynch Drive          4800 Deer Lake Drive East
3rd Floor -- MSC 0303             Jacksonville, FL 32246-6484
Pennington, NJ 08534              800-637-3863

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

SUMMARY SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
---------                              -----------               -------------              ------------   ----------
Aerospace & Defense                                  Other Securities                       $  3,090,959       0.6%
Air Freight & Logistics                              Other Securities                          2,088,445       0.4
Airlines                                             Other Securities                          1,183,321       0.2
Auto Components                                      Other Securities                          3,976,795       0.8
Automobiles                                 41,217   DaimlerChrysler AG                        2,097,362       0.4
                                            35,000   Honda Motor Co., Ltd.                     1,995,679       0.4
                                           137,300   Toyota Motor Corp.                        7,119,173       1.4
                                                     Other Securities                          3,279,523       0.6
                                                                                            ------------     -----
                                                                                              14,491,737       2.8
                                                                                            ------------     -----
Beverages                                  151,553   Diageo Plc                                2,191,990       0.4
                                                     Other Securities                          3,733,849       0.7
                                                                                            ------------     -----
                                                                                               5,925,839       1.1
                                                                                            ------------     -----
Biotechnology                                        Other Securities                            789,825       0.1
Building Products                                    Other Securities                          3,160,287       0.6
Capital Markets                             61,454   Credit Suisse Group                       3,124,108       0.6
                                            23,327   Deutsche Bank AG Registered Shares        2,253,511       0.4
                                            52,538   UBS AG Registered Shares                  4,986,914       1.0
                                                     Other Securities                          7,087,917       1.3
                                                                                            ------------     -----
                                                                                              17,452,450       3.3
                                                                                            ------------     -----
Chemicals                                            Other Securities                         14,924,022       2.8
Commercial Banks                            82,104   ABN AMRO Holding NV                       2,139,325       0.4
                                            38,994   BNP Paribas                               3,143,787       0.6
                                           160,382   Banco Bilbao Vizcaya Argentaria SA        2,852,816       0.5
                                           275,554   Banco Santander Central Hispano SA        3,624,085       0.7
                                           329,477   Barclays Plc                              3,455,973       0.7
                                           185,053   HBOS Plc                                  3,154,637       0.6
                                           539,814   HSBC Holdings Plc                         8,646,291       1.7
                                           274,279   Lloyds TSB Group Plc                      2,300,177       0.4
                                                     Mitsubishi Tokyo Financial Group,
                                               350   Inc.                                      4,744,556       0.9
                                               453   Mizuho Financial Group, Inc.              3,592,375       0.7
                                           154,077   Royal Bank of Scotland Group Plc          4,642,148       0.9
                                            16,795   Societe Generale                          2,058,318       0.4
                                               219   Sumitomo Mitsui Financial Group, Inc.     2,319,326       0.4
                                           366,124   UniCredito Italiano SpA                   2,512,141       0.5
                                                     Other Securities                         27,634,150       5.3
                                                                                            ------------     -----
                                                                                              76,820,105      14.7
                                                                                            ------------     -----
Commercial Services & Supplies                       Other Securities                          4,067,749       0.8
Communications Equipment                   214,049   Nokia Oyj                                 3,900,843       0.7
                                           709,013   Telefonaktiebolaget LM Ericsson           2,432,093       0.5
                                                     Other Securities                          1,309,553       0.3
                                                                                            ------------     -----
                                                                                               7,642,489       1.5
                                                                                            ------------     -----
Computers & Peripherals                              Other Securities                          2,905,930       0.6
Construction & Engineering                           Other Securities                          4,456,490       0.8
Construction Materials                               Other Securities                          4,718,334       0.9
Consumer Finance                                     Other Securities                          2,721,675       0.5
Containers & Packaging                               Other Securities                            562,749       0.1

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
---------                              -----------               -------------              ------------   ----------
Distributors                                         Other Securities                       $    384,981       0.1%
Diversified Consumer Services                        Other Securities                             69,982       0.0
Diversified Financial Services              85,166   ING Groep NV CVA                          2,943,410       0.6
                                                     Other Securities                          4,377,821       0.8
                                                                                            ------------     -----
                                                                                               7,321,231       1.4
                                                                                            ------------     -----
Diversified Telecommunication              124,627   Deutsche Telekom AG                       2,069,815       0.4
Services                                   212,112   Telefonica SA                             3,180,004       0.6
                                                     Other Securities                         12,638,675       2.4
                                                                                            ------------     -----
                                                                                              17,888,494       3.4
                                                                                            ------------     -----
Electric Utilities                          28,635   E.On AG (a)                               2,951,724       0.5
                                                     Other Securities                         11,351,132       2.2
                                                                                            ------------     -----
                                                                                              14,302,856       2.7
                                                                                            ------------     -----
Electrical Equipment                                 Other Securities                          4,262,708       0.8
Electronic Equipment & Instruments                   Other Securities                          5,647,343       1.1
Energy Equipment & Services                          Other Securities                            508,101       0.1
Food & Staples Retailing                   388,059   Tesco Plc                                 2,208,439       0.4
                                                     Other Securities                          7,440,399       1.4
                                                                                            ------------     -----
                                                                                               9,648,838       1.8
                                                                                            ------------     -----
Food Products                               20,490   Nestle SA Registered Shares               6,109,921       1.2
                                                     Other Securities                          7,689,566       1.4
                                                                                            ------------     -----
                                                                                              13,799,487       2.6
                                                                                            ------------     -----
Gas Utilities                                        Other Securities                          1,718,485       0.3
Health Care Equipment & Supplies                     Other Securities                          2,324,767       0.4
Health Care Providers & Services                     Other Securities                            782,920       0.1
Hotels, Restaurants & Leisure                        Other Securities                          5,312,649       1.0
Household Durables                          49,200   Sony Corp.                                2,009,184       0.4
                                                     Other Securities                          8,040,997       1.5
                                                                                            ------------     -----
                                                                                              10,050,181       1.9
                                                                                            ------------     -----
Household Products                                   Other Securities                          1,978,162       0.4
IT Services                                          Other Securities                          1,983,517       0.4
Independent Power Producers & Energy                 Other Securities
  Traders                                                                                        615,727       0.1
Industrial Conglomerates                    36,780   Siemens AG                                3,140,994       0.6
                                                     Other Securities                          2,939,130       0.6
                                                                                            ------------     -----
                                                                                               6,080,124       1.2
                                                                                            ------------     -----
Insurance                                   66,599   AXA                                       2,141,462       0.4
                                            17,193   Allianz AG Registered Shares              2,594,626       0.5
                                                     Other Securities                         16,724,037       3.2
                                                                                            ------------     -----
                                                                                              21,460,125       4.1
                                                                                            ------------     -----
Internet & Catalog Retail                            Other Securities                            936,137       0.2
Internet Software & Services                         Other Securities                          2,156,536       0.4
Leisure Equipment & Products                         Other Securities                          1,827,363       0.3
Machinery                                            Other Securities                          9,228,917       1.8
Marine                                               Other Securities                          2,043,436       0.4
Media                                                Other Securities                         10,786,072       2.1
Metals & Mining                             70,654   Anglo American Plc                        2,400,417       0.5
                                           162,763   BHP Billiton Ltd.                         2,716,239       0.5
                                            55,854   Rio Tinto Plc Registered Shares           2,545,792       0.5
                                                     Other Securities                         10,182,333       1.9
                                                                                            ------------     -----
                                                                                              17,844,781       3.4
                                                                                            ------------     -----
Multi-Utilities                                      Other Securities                          6,585,401       1.3
Multiline Retail                                     Other Securities                          2,295,126       0.4

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                              SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
---------                              -----------               -------------              ------------   ----------
Office Electronics                          34,800   Canon, Inc.                            $  2,034,398       0.4%
                                                     Other Securities                          1,107,007       0.2
                                                                                            ------------     -----
                                                                                               3,141,405       0.6
                                                                                            ------------     -----
Oil, Gas & Consumable Fuels                197,100   BG Group Plc                              1,943,930       0.4
                                           985,820   BP Plc                                   10,475,924       2.0
                                             3,849   BP Plc(b)                                   247,183       0.0
                                           116,248   ENI SpA                                   3,212,733       0.6
                                           192,586   Royal Dutch Shell Plc                     5,855,276       1.1
                                           131,492   Royal Dutch Shell Plc Class B             4,194,200       0.8
                                            26,228   Total SA                                  6,564,889       1.3
                                             4,140   Total SA "VVPR strip" (a)                        49       0.0
                                                     Other Securities                          6,626,209       1.3
                                                                                            ------------     -----
                                                                                              39,120,393       7.5
                                                                                            ------------     -----
Paper & Forest Products                              Other Securities                          1,874,663       0.4
Personal Products                                    Other Securities                          1,444,354       0.3
Pharmaceuticals                             81,162   AstraZeneca Plc                           3,941,756       0.7
                                           281,413   GlaxoSmithKline Plc                       7,096,922       1.4
                                               800   GlaxoSmithKline Plc (b)                      40,384       0.0
                                           117,458   Novartis AG Registered Shares             6,153,856       1.2
                                            36,591   Roche Holding AG                          5,477,753       1.0
                                            48,928   Sanofi-Aventis                            4,270,768       0.8
                                            45,300   Takeda Pharmaceutical Co., Ltd.           2,448,649       0.5
                                                     Other Securities                          5,612,825       1.1
                                                                                            ------------     -----
                                                                                              35,042,913       6.7
                                                                                            ------------     -----
Real Estate                                          Other Securities                         12,501,826       2.4
Road & Rail                                          Other Securities                          4,930,294       0.9
Semiconductors & Semiconductor                       Other Securities
  Equipment                                                                                    3,728,932       0.7
Software                                             Other Securities                          3,754,116       0.7
Specialty Retail                                     Other Securities                          4,126,037       0.8
Textiles, Apparel & Luxury Goods                     Other Securities                          4,220,334       0.8
Thrifts & Mortgage Finance                           Other Securities                            299,017       0.1
Tobacco                                              Other Securities                          5,019,825       1.0
Trading Companies & Distributors                     Other Securities                          5,131,112       1.1
Transportation Infrastructure                        Other Securities                          2,947,685       0.6
Water Utilities                                      Other Securities                            513,634       0.1
Wireless Telecommunication               2,928,868   Vodafone Group Plc                        6,310,265       1.2
Services                                    12,490   Vodafone Group Plc (b)                      268,160       0.0
                                                     Other Securities                          2,594,314       0.5
                                                                                            ------------     -----
                                                                                               9,172,739       1.7
                                                                                            ------------     -----
                                                     TOTAL COMMON STOCKS
                                                     (COST - $386,849,112)                   487,792,927      93.2
                                                                                            ------------     -----
                                                             EXCHANGE-TRADED FUNDS
                                                             ---------------------
                                                     Other Securities                            356,760       0.1
                                                                                            ------------     -----
                                                     TOTAL EXCHANGE-TRADED FUNDS
                                                     (COST - $232,840)                           356,760       0.1
                                                                                            ------------     -----
                                                               PREFERRED STOCKS
                                                               ----------------
Automobiles                                          Other Securities                            596,539       0.1
Chemicals                                            Other Securities                            283,541       0.1

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY*                                                      PREFERRED STOCKS                VALUE       NET ASSETS
---------                                                      ----------------             ------------   ----------
Health Care Providers & Services                     Other Securities                       $     50,410       0.0%
Media                                                Other Securities                            106,303       0.0
Multi-Utilities                                      Other Securities                            130,549       0.0
                                                                                            ------------     -----
                                                     TOTAL PREFERRED STOCKS
                                                     (COST - $918,283)                         1,167,342       0.2
                                                                                            ------------     -----
                                                                    RIGHTS
                                                                    ------
Industrial Conglomerates                             Other Securities                             19,635       0.0
                                                                                            ------------     -----
                                                     TOTAL INVESTMENTS IN RIGHTS
                                                     (COST - $9,286)                              19,635       0.0
                                                                                            ------------     -----
                                       BENEFICIAL
                                        INTEREST             SHORT-TERM SECURITIES
                                       -----------           ---------------------
                                                     Merrill Lynch Liquidity Series, LLC
                                       $20,328,875.. Cash Sweep Series I (c)..............    20,328,875       3.9
                                                                                            ------------     -----
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST - $20,328,875).................    20,328,875       3.9
                                                                                            ------------     -----
TOTAL INVESTMENTS (COST - $408,338,396*)                                                     509,665,539      97.4
OTHER ASSETS LESS LIABILITIES                                                                 13,489,756       2.6
                                                                                            ------------     -----
NET ASSETS                                                                                  $523,155,295     100.0%
                                                                                            ============     =====

---------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

   Aggregate cost..............................................  $413,870,049
                                                                 ------------
   Gross unrealized appreciation...............................  $105,929,208
   Gross unrealized depreciation...............................   (10,133,718)
                                                                 ------------
   Net unrealized appreciation.................................  $ 95,795,490
                                                                 ============

(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                     NET        INTEREST
   AFFILIATE                                                      ACTIVITY       INCOME
   ---------                                                     -----------    --------
   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $17,567,968    $318,391

    "Other Securities" represents issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

    For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

    Financial futures contracts purchased as of December 31, 2005 were as follows:

                                                                                  UNREALIZED
   NUMBER OF                                         EXPIRATION                  APPRECIATION
   CONTRACTS            ISSUE            EXCHANGE       DATE       FACE VALUE   (DEPRECIATION)
   ---------            -----            --------   ------------   ----------   --------------
        1      DAX Index 25 Euro Future  Eurex      March 2006     $  161,643      $ (1,283)
      238      DJ Euro Stoxx 50          Eurex      March 2006     $9,967,799       104,909
       57      FTSE 100 Index Future     LIFFE      March 2006     $5,422,304        73,181
       22      Hang Seng Index Future    Hong Kong  January 2006   $2,171,898       (66,823)
       66      OMX Stock Index Future    Tokyo      January 2006   $  788,615         9,163
        1      S&P/MIB Index             Eurex      March 2006     $  206,779         4,331
       35      SPI 200 Index Future      Sydney     March 2006     $2,954,551        79,511
       74      TOPIX Index Future        Tokyo      March 2006     $9,941,069       363,006
                                                                                   --------
   TOTAL UNREALIZED APPRECIATION - NET                                             $565,995
                                                                                   ========

    Forward foreign exchange contracts as of December 31, 2005 were as follows:

                                       UNREALIZED
   FOREIGN CURRENCY    SETTLEMENT     APPRECIATION
   PURCHASED              DATE       (DEPRECIATION)
   ----------------   ------------   --------------
   AUD  1,705,000     January 2006      $(16,989)
   CHF   2,710,000    January 2006       (20,958)
   EUR   7,065,000    January 2006       (17,042)
   GBP   3,200,000    January 2006       (74,021)
   JPY 693,000,000    January 2006        70,653
   SEK   5,945,000    January 2006         1,362
                                        --------
   TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
     EXCHANGE
     CONTRACTS - NET (USD
     COMMITMENT - $23,829,444)          $(56,995)
                                        ========

                                       UNREALIZED
   FOREIGN CURRENCY    SETTLEMENT     APPRECIATION
   SOLD                   DATE       (DEPRECIATION)
   ----------------   ------------   --------------
   AUD    480,000     January 2006      $ (1,561)
   EUR    320,000     January 2006         6,285
   GBP    320,000     January 2006         7,334
   JPY 161,000,000    January 2006       (27,800)
   SEK   1,415,000    January 2006          (110)
                                        --------
   TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
     EXCHANGE
     CONTRACTS - NET (USD
     COMMITMENT - $2,807,661)           $(15,852)
                                        ========

    CURRENCY DENOMINATIONS

   AUD           Australian Dollar
   CHF                 Swiss Franc
   EUR                        Euro
   GBP               British Pound
   JPY                Japanese Yen
   SEK               Swedish Krona
   USD                 U.S. Dollar

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value
     (including securities loaned of $74,384) (identified
     cost - $388,009,521)...................................               $489,336,664
    Investments in affiliated securities, at value
(identified cost - $20,328,875).............................                 20,328,875
    Cash held as collateral for loaned securities...........                     78,400
    Cash on deposit for financial futures contracts.........                    622,669
    Cash....................................................                      6,658
    Foreign cash (cost - $6,082,731)........................                  6,052,305
    Unrealized appreciation on forward foreign exchange
contracts...................................................                     85,634
    Receivables:
      Variation margin......................................  $4,932,251
      Contributions.........................................   1,696,105
      Dividends.............................................     977,334
      Securities sold.......................................       4,886      7,610,576
                                                              ----------
    Prepaid expenses........................................                      5,708
                                                                           ------------
        TOTAL ASSETS........................................                524,127,489
                                                                           ------------

LIABILITIES:
    Collateral on securities loaned, at value...............                     78,400
    Unrealized depreciation on forward foreign exchange
contracts...................................................                    158,481
    Payables:
      Withdrawals...........................................     655,768
      Other affiliates......................................       4,614
      Investment adviser....................................       3,943
      Securities purchased..................................       2,481        666,806
                                                              ----------
    Accrued expenses........................................                     68,507
                                                                           ------------
        TOTAL LIABILITIES...................................                    972,194
                                                                           ------------
NET ASSETS..................................................               $523,155,295
                                                                           ============

NET ASSETS CONSIST OF:
    Investors' capital......................................               $421,553,043
    Unrealized appreciation - net...........................                101,602,252
                                                                           ------------
NET ASSETS..................................................               $523,155,295
                                                                           ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $796,050 foreign withholding tax).....                $10,691,033
    Interest (including $318,391 from affiliates)...........                    387,256
    Securities lending - net................................                      6,099
                                                                            -----------
        TOTAL INCOME........................................                 11,084,388
                                                                            -----------
EXPENSES:
    Custodian fees..........................................  $   164,413
    Professional fees.......................................       76,568
    Accounting services.....................................       56,945
    Pricing fees............................................       56,444
    Investment advisory fees................................       42,127
    Printing and shareholder reports........................        3,947
    Trustees' fees and expenses.............................        3,807
    Other...................................................       16,922
                                                              -----------
        TOTAL EXPENSES BEFORE REIMBURSEMENT.................      421,173
    Reimbursement of expenses...............................      (13,001)
                                                              -----------
        TOTAL EXPENSES AFTER REIMBURSEMENT..................                    408,172
                                                                            -----------
INVESTMENT INCOME - NET.....................................                 10,676,216
                                                                            -----------
REALIZED & UNREALIZED GAIN (LOSS) - NET:
    Realized gain (loss) on:
      Investments - net.....................................    1,590,130
      Futures contracts - net...............................    4,106,864
      Foreign currency transactions - net...................   (2,142,915)    3,554,079
                                                              -----------
    Change in unrealized appreciation/depreciation on:
      Investments - net.....................................   44,394,212
      Futures contracts - net...............................      437,394
      Foreign currency transactions - net...................     (395,256)   44,436,350
                                                              -----------   -----------
        TOTAL REALIZED AND UNREALIZED GAIN - NET............                 47,990,429
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $58,666,645
                                                                            ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                  2005             2004
                                                              -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................  $  10,676,216   $  12,027,122
    Realized gain - net.....................................      3,554,079      51,628,797
    Change in unrealized appreciation/depreciation - net....     44,436,350       3,768,597
                                                              -------------   -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     58,666,645      67,424,516
                                                              -------------   -------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................    274,141,104     167,759,330
    Fair value of withdrawals...............................   (131,719,318)   (466,245,952)
                                                              -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL TRANSACTIONS...................................    142,421,786    (298,486,622)
                                                              -------------   -------------
NET ASSETS:
    Total increase (decrease) in net assets.................    201,088,431    (231,062,106)
    Beginning of year.......................................    322,066,864     553,128,970
                                                              -------------   -------------
    END OF YEAR.............................................  $ 523,155,295   $ 322,066,864
                                                              =============   =============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
                                                              2005       2004       2003       2002       2001
                                                            --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN...................................     13.64%     20.32%     38.97%    (15.81%)   (21.77%)
                                                            --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of reimbursement........................       .10%       .09%       .09%       .08%       .08%
                                                            --------   --------   --------   --------   --------
    Expenses..............................................       .10%       .10%       .10%       .16%       .39%
                                                            --------   --------   --------   --------   --------
    Investment income - net...............................      2.53%      2.55%      2.23%      2.21%      1.20%
                                                            --------   --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of year (in thousands)................  $523,155   $322,067   $553,129   $166,820   $195,512
                                                            --------   --------   --------   --------   --------
    Portfolio turnover....................................     11.33%     13.50%      8.55%     19.52%     30.19%
                                                            --------   --------   --------   --------   --------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master International Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

  (a)  Valuation of Investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and forward foreign exchange contracts are valued daily based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

  (b)  Derivative Financial Instruments

     The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures - The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

  (c)  Foreign Currency Transactions

     Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

  (d)  Income Taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

  (e)  Security Transactions And Investment Income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates).Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f)  Securities Lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2005
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P.("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."),which is the limited partner.

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. This arrangement has a one-year term and is renewable. For the year ended December 31, 2005, FAM reimbursed the Series in the amount of $13,001.

     For the year ended December 31, 2005, the Series reimbursed FAM $9,236 for certain accounting services.

     Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $170,663,540 and $45,344,153, respectively.

4.   COMMITMENTS:

     At December 31, 2005, the Series had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell a foreign currency with an approximate value of $64,000.

5.   SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
December 31, 2005
--------------------------------------------------------------------------------

To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of the Quantitative Master Series Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
GEOGRAPHIC ALLOCATION (unaudited)
--------------------------------------------------------------------------------

                                                                  PERCENT OF TOTAL
   AS OF DECEMBER 31, 2005                                          INVESTMENTS
   -----------------------                                        ----------------
   Japan.......................................................         24.2%
   United Kingdom..............................................         23.4
   France......................................................          8.9
   Switzerland.................................................          6.9
   Germany.....................................................          6.4
   Australia...................................................          4.8
   Italy.......................................................          3.7
   Spain.......................................................          3.6
   Netherlands.................................................          3.2
   Sweden......................................................          2.3
   Finland.....................................................          1.5
   Hong Kong...................................................          1.3
   Belgium.....................................................          1.1
   Singapore...................................................          0.8
   Ireland.....................................................          0.8
   Denmark.....................................................          0.8
   Norway......................................................          0.7
   Greece......................................................          0.6
   Austria.....................................................          0.4
   Portugal....................................................          0.2
   New Zealand.................................................          0.2
   South Africa................................................          0.1
   United States...............................................          0.1
   Bermuda.....................................................           --*
   Other**.....................................................          4.0

---------------

*   Amount is less than 0.1%.

**  Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------      -----------------------      --------------   -------------
INTERESTED TRUSTEE

Robert C. Doll, Jr.*       President    2005    President of the MLIM/FAM-         131 Funds     None
P.O. Box 9011              and          to      advised funds since 2005;        177 Portfolios
Princeton, NJ 08543-9011   Trustee              President of MLIM and FAM since
Age: 51                                present  2001; Co-Head (Americas Region)
                                                thereof from 2000 to 2001 and
                                                Senior Vice President from 1999
                                                to 2001; President and Director
                                                of Princeton Services, Inc.
                                                ("Princeton Services") since
                                                2001; President of Princeton
                                                Administrators, L.P.
                                                ("Princeton Administrators")
                                                since 2001; Chief Investment
                                                Officer of Oppenheimer-Funds,
                                                Inc. in 1999 and Executive Vice
                                                President thereof from 1991 to
                                                1999.

* Mr. Doll is a trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------      -----------------------      --------------   -------------
INDEPENDENT
TRUSTEES*

Donald W. Burton           Trustee      2002    General Partner of The Burton       23 Funds     Knology, Inc.,
P.O. Box 9095                           to      Partnership, Limited             42 Portfolios   (telecommuni-
Princeton, NJ 08543-9095                        Partnership (an investment                       cations) and
Age: 61                                present  partnership) since 1979;                         Symbion, Inc.
                                                Managing General Partner of the                  (health care)
                                                South Atlantic Venture Funds
                                                since 1983; Member of the
                                                Investment Advisory Council of
                                                the Florida State Board of
                                                Administration since 2001.

Laurie Simon Hodrick       Trustee      1999    Professor of Finance and            23 Funds     None
P.O. Box 9095                           to      Economics, Graduate School of    42 Portfolios
Princeton, NJ 08543-9095                        Business, Columbia University
Age: 43                                present  since 1998.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------      -----------------------      --------------   -------------

John Francis O'Brien       Trustee      2005    President and Chief Executive       23 Funds     ABIOMED
P.O. Box 9095                           to      Officer of Allmerica Financial   42 Portfolios   (medical device
Princeton, NJ 08543-9095                        Corporation (financial services                  manufacturer),
Age:62                                 present  holding company) from 1995 to                    Cabot
                                                2002 and Director from 1995 to                   Corporation
                                                2003; President of Allmerica                     (chemicals), LKQ
                                                Investment Management Co., Inc.                  Corporation
                                                (investment adviser) from 1989                   (auto parts
                                                to 2002, Director from 1989 to                   manufacturing)
                                                2002 and Chairman of the Board                   and TJX
                                                from 1989 to 1990; President,                    Companies, Inc.
                                                Chief Executive Officer and                      (retailer)
                                                Director of First Allmerica
                                                Financial Life Insurance
                                                Company from 1989 to 2002 and
                                                Director of various other
                                                Allmerica Financial companies
                                                until 2002; Director since
                                                1989, Member of the Governance
                                                Nominating Committee since
                                                2004, Member of the
                                                Compensation Committee of
                                                ABIOMED since 1989 and Member
                                                of the Audit Committee of
                                                ABIOMED from 1990 to 2004;
                                                Director and Member of the
                                                Governance and Nomination
                                                Committee of Cabot Corporation
                                                and Member of the Audit
                                                Committee since 1990; Director
                                                and Member of the Audit
                                                Committee and Compensation
                                                Committee of LKQ Corporation
                                                since 2003; Lead Director of
                                                TJX Companies, Inc. since 1999;
                                                Trustee of the Woods Hole
                                                Oceanographic Institute since
                                                2003.

David H. Walsh             Trustee      2003    Consultant with Putnam              23 Funds     None
P.O. Box 9095                           to      Investments from 1993 to 2003,   42 Portfolios
Princeton, NJ 08543-9095                        and employed in various
Age: 64                                present  capacities therewith from 1973
                                                to 1992; Director, The National
                                                Audubon Society since 1998;
                                                Director, The American Museum
                                                of Fly Fishing since 1997.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
                           HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS & AGE          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-------------------       -----------  -------      -----------------------      --------------   -------------

Fred G. Weiss**            Trustee      1998    Managing Director of FGW            23 Funds     Watson
P.O. Box 9095                           to      Associates since 1997; Vice      42 Portfolios   Pharmaceuticals,
Princeton, NJ 08543-9095               present  President, Planning, Investment                  Inc.
Age: 64                                         and Development of Warner                        (pharmaceutical
                                                Lambert Co. from 1979 to 1997;                   company)
                                                Director of Michael J. Fox
                                                Foundation for Parkinson's
                                                Research since 2000; Director
                                                of BTG International PLC (a
                                                global technology
                                                commercialization company)
                                                since 2001.

 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**  Chairman of the Board and the Audit Committee

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  -----------          -------------------------------------------
FUND/TRUST OFFICERS*
Donald C. Burke            Vice         1997 to     First Vice President of MLIM and FAM since 1997 and
P.O. Box 9011              President    present     Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011   and          and 1999    Treasurer of Princeton Services since 1999 and Director
Age: 45                    Treasurer    to present  since 2004; Vice President of FAM Distributors, Inc.
                                                    ("FAMD") since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of
                                                    MLIM from 1990 to 2001; Vice President, Treasurer and
                                                    Secretary of the IQ Funds since 2004.

Vincent J. Costa           Vice         2005 to     Managing Director of MLIM since 2005; Director of MLIM from
P.O. Box 9011              President    present     1999 to 2005.
Princeton, NJ 08543-9011
Age: 43
Debra L. Jelilian          Vice         2005 to     Director of MLIM since 1999.
P.O. Box 9011              President    present
Princeton, NJ 08543-9011
Age: 38
Jeffrey L. Russo           Vice         2005 to     Director of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011              President    present     1994 to 2004.
Princeton, NJ 08543-9011
Age: 38

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  -----------          -------------------------------------------
Jeffrey Hiller             Chief        2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and
P.O. Box 9011              Compliance   present     First Vice President and Chief Compliance Officer of MLIM
Princeton, NJ 08543-9011   Officer                  (Americas Region) since 2004; Chief Compliance Officer of
Age: 54                                             the IQ Funds since 2004; Global Director of Compliance at
                                                    Morgan Stanley Investment Management from 2002 to 2004;
                                                    Managing Director and Global Director of Compliance at
                                                    Citigroup Asset Management from 2000 to 2002; Chief
                                                    Compliance Officer at Soros Fund Management in 2000; Chief
                                                    Compliance Officer at Prudential Financial from 1995 to
                                                    2000; Senior Counsel in the Commission's Division of
                                                    Enforcement in Washington, D.C. from 1990 to 1995.
Alice A. Pellegrino        Secretary    2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President
P.O. Box 9011                           present     of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton, NJ 08543-9011                            since 1997; Secretary of MLIM, FAM, FAMD and Princeton
Age: 45                                             Services since 2004.

*   Officers of the Trust serve at the pleasure of the Board of Trustees.

    Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.

CUSTODIAN                           TRANSFER AGENT
JPMorgan Chase Bank, N.A.           Financial Data Services, Inc.
3 Chase MetroTech Center            4800 Deer Lake Drive East
Brooklyn, NY 11245                  Jacksonville, FL 32246-6484
                                    800-637-3863

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                     PlanAhead Class(R)                                          Fort Worth, TX 76155
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a registered service mark of AMR Corporation. American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


DECEMBER 31, 2005


TREASURY INFLATION PROTECTED SECURITIES FUND




Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.



                                Contents
                                -----------------------------------------------
                                President's Message...........                1
                                Schedule of Investments.......                7
                                Financial Highlights..........               16



                                Additional Information........       Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2005

(BILL QUINN PHOTO)

                                                      FELLOW SHAREHOLDERS:

                                                      Enclosed please find the
                                                      Annual Report for the
                                                      American Beacon Treasury
                                                      Inflation Protected
                                                      Securities Fund for the
                                                      year ended December 31,
                                                      2005.



                                                           The year started with
                                                      a short-term interest rate
                                                      of 2.25%; however, the
                                                      Federal Reserve Board
                                                      subsequently raised the
                                                      rate several times
                                                      throughout the year
                                                      resulting in a Fed Funds
                                                      target rate of 4.25% at
                                                      year end. As the year
                                                      concluded, the Federal
                                                      Open Market Committee
                                                      indicated that it no
                                                      longer sees monetary
policy as "accommodative." In its December statement, the Fed reflected that inflation remained contained but that "some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance." Although there is much debate as to the proper definition of "some," one thing is clear -- the Fed is nearing the end of its tightening cycle.

     Rising interest rates offset coupon rates to some extent, resulting in modest but positive returns. The American Beacon Treasury Inflation Protected Securities Fund realized a return of 1.86% for the twelve-month period. Looking forward, the Treasury Inflation Protected Securities Fund will continue to seek inflation protection and income by investing primarily in inflation-indexed debt securities.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            (/s/ WILLIAM F. QUINN)
                                            William F. Quinn
                                            President, American Beacon Funds

                                        1

MARKET OVERVIEW

(Unaudited)
--------------------------------------------------------------------------------

The U.S. economy proved resilient in 2005 despite Hurricane Katrina, higher energy prices, worries about a housing bubble, and eight Fed rate hikes. Employment trends remained supportive, personal consumption continued as the engine of growth, and important measures of industrial production, and capacity utilization all displayed strength throughout the course of the year. The FOMC continued to remove policy accommodation at a "measured" pace and ended the year with a more neutral policy stance. Headline inflation, as measured by year-over-year CPI, surprised the market to the upside in 2005. In September, the CPI recorded a 4.7% increase before receding to 3.5% in December. Although energy prices continued to be the primary source of volatility in most headline measures of inflation, core prices were much more contained at 2.1% in December.

     Treasury inflation protected securities (TIPS) once again proved to be an important part of the fixed income landscape in 2005, as evidenced by the more than $60 billion of new issuance and a total market value that is approaching $350 billion. Many factors contributed to the volatility of the TIPS market in 2005, but it was primarily driven by firm energy prices and the Fed. At times, TIPS were heavily influenced by the directionality of energy market movements. This correlation was responsible for some of the volatility in inflation expectations and temporary spikes in breakeven inflation rates (the yield differential between conventional Treasuries and TIPS), especially at the front end of the TIPS curve. As the Fed continued on its tightening path, the market gradually lowered its inflation expectations by the end of the year. The general level of break-even rates finished the year approximately 10-15 basis points (0.10%-0.15%) below where they ended in 2004. Reflecting movements in the nominal bond markets, the TIPS yield curve flattened to the point of inversion in 2005. The spread between 5-year TIPS and 10-year TIPS flattened 58 basis points (0.58%) while the full curve (2-year to 28-year) flattened by more than 213 basis points (2.13%). As the year ended, 5-year, 10-year, and 28-year TIPS were yielding 2.08%, 2.06%, and 1.90% respectively. Although real yields on average increased by 40 basis points (0.40%), price losses on TIPS were more than offset by coupon income and the inflation accrual. For the full year of 2005, the Lehman U.S. TIPS Index returned 2.84%. Intermediate TIPS, as measured by the Lehman 1-10 Year TIPS Index, delivered a return for the year of 1.88%. Falling break-even inflation rates led to TIPS underperformance against their nominal Treasury counterparts by approximately 1.36%.

                                        2

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Fund returned 1.86% for the twelve months ended December 31, 2005, falling slightly short of the Lehman Brothers 1-10 Yr. U.S. TIPS Index (the "Index") return of 1.88%. The Fund trailed the Lipper TIPS Index return of 2.73% for the same time period.

     The Fund underperformed the Index for the year by 2 basis points. All of the underperformance can be attributed to Fund expenses. Before the impact of Fund expenses, the Fund modestly outperformed the Index. Three strategies in place at various times during the year added most of the value in 2005. First, the Fund maintained a small allocation to nominal bonds as break-even rates narrowed. Second, it reduced its exposure to areas of the yield curve where new supply was auctioned. Finally, it established small positions in foreign inflation linked debt fully hedged to the U.S. dollar.

     The Fund remains focused on investing primarily in Treasury inflation protected securities to provide inflation protection and income to its shareholders.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 06/30/04 THROUGH 12/31/05
(LINE GRAPH)


                                                                LEHMAN BROS. 1-10      LEHMAN BROS. U.S.
                                        INSTITUTIONAL CLASS    YR. U.S. TIPS INDEX         TIPS INDEX         LIPPER TIPS INDEX
                                        -------------------    -------------------     -----------------      -----------------
6/30/04                                       10000.00               10000.00               10000.00               10000.00
12/04                                         10394.00               10496.00               10645.00               10690.00
12/05                                         10587.00               10693.00               10947.00               10982.00


                                   TOTAL RETURNS
                              -----------------------
                                   PERIODS ENDED        VALUE OF
                                     12/31/05           $10,000
                              -----------------------   6/30/04-
                              3 MOS.   6 MOS.   1 YR.   12/31/05
                              ------   ------   -----   --------
Institutional Class(1)......  (0.29)%   0.21%   1.86%   $10,587
Lehman Bros. 1-10 Yr. U.S.
 TIPS Index.................  (0.20)%   0.33%   1.88%   $10,693
Lehman Bros. U.S. TIPS
 Index......................   0.11%    0.13%   2.84%   $10,947
Lipper TIPS Index...........   0.00%   (0.05)%  2.73%   $10,982

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance information as of the most recent month-end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

                                        3
PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND -- CONTINUED December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION

                                                   % OF
RATING                                         FIXED INCOME
------                                         ------------
A                                                   0.7%
AA                                                  0.3%
AAA                                                99.0%

 (Bar Chart)


U.S. Government Sponsored Agency
  Instruments                               0.7%

Corporate Obligations....................   1.0%

U.S. Government Treasury Obligations.....  98.3%

     The bar chart above represents the Fund's portfolio as of December 31, 2005. The Fund's portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund's investment advisor to be comparable to bonds rated AAA/Aaa.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                        4
PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND -- CONTINUED December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                       BEGINNING    ENDING     EXPENSES PAID
                        ACCOUNT     ACCOUNT    DURING PERIOD*
                         VALUE       VALUE        7/1/05-
                        7/1/05     12/31/05       12/31/05
                       ---------   ---------   --------------
INSTITUTIONAL CLASS
Actual                 $1,000.00   $1,002.11       $2.08
Hypothetical (5%
  return before
  expenses)            $1,000.00   $1,023.13       $2.10

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.41%, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

                                        5

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
American Beacon Treasury Inflation Protected Securities Fund

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Treasury Inflation Protected Securities Fund (the "Fund") (formerly known as the American AAdvantage Treasury Inflation Protected Securities Fund), a separate fund comprising the American Beacon Funds, (formerly known as the American AAdvantage Funds) as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Treasury Inflation Protected Securities Fund at December 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          -s- ERNST & YOUNG LLP

Chicago, Illinois
February 21, 2006

                                       6

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------    --------
                                                              (DOLLARS IN THOUSANDS)
U.S. GOVERNMENT SPONSORED AGENCY INSTRUMENTS - 0.65%
Federal Home Loan Bank, 7.507%, Due 2/20/2007...............  $      100     $   101
Federal National Mortgage Association, 5.83%, Due
  2/17/2009.................................................         100          97
                                                                             -------
    TOTAL U.S. GOVERNMENT SPONSORED AGENCY INSTRUMENTS......                     198
                                                                             -------
U.S. GOVERNMENT SECURITIES - 95.64%
U.S. Treasury Inflation-Indexed Notes,
  0.875%, Due 4/15/2010.....................................       3,853       3,663
  1.625%, Due 1/15/2015.....................................       1,455       1,402
  1.875%, Due 7/15/2013.....................................       4,550       4,487
  1.875%, Due 7/15/2015.....................................         737         725
  2.00%, Due 1/15/2014......................................       2,145       2,133
  2.00%, Due 7/15/2014......................................       2,050       2,039
  3.00%, Due 7/15/2012......................................       2,858       3,022
  3.375%, Due 1/15/2007.....................................         949         956
  3.375%, Due 1/15/2012.....................................       1,907       2,051
  3.50%, Due 1/15/2011......................................       2,403       2,569
  3.625%, Due 1/15/2008.....................................         425         437
  3.875%, Due 1/15/2009.....................................       3,716       3,906
  4.25%, Due 1/15/2010......................................       1,125       1,219
U.S. Treasury Notes,
  4.25%, Due 8/15/2015......................................         650         642
                                                                             -------
    TOTAL U.S. GOVERNMENT SECURITIES........................                  29,251
                                                                             -------
VARIABLE RATE CORPORATE OBLIGATIONS - 1.05% (NOTE B)
FINANCIAL - 1.05%
Allstate Life Global Funding, 5.74%, Due 3/1/2010...........         100          95
Lehman Brothers Holdings, Incorporated, 5.62%, Due
  6/2/2009..................................................          80          77
SLM Corporation, 6.81%, Due 1/31/2014.......................         150         148
                                                                             -------
    TOTAL FINANCIAL.........................................                     320
                                                                             -------
    TOTAL VARIABLE RATE CORPORATE OBLIGATIONS...............                     320
                                                                             -------
SHORT TERM INVESTMENTS - 3.50%

                                                                SHARES
                                                              ----------
American Beacon Money Market Select Fund (Note A)...........   1,071,309    $ 1,071
                                                                            -------
    TOTAL SHORT TERM INVESTMENTS............................                  1,071
                                                                            -------
TOTAL INVESTMENTS - 100.84% (COST $31,441)..................                 30,840
                                                                            -------
LIABILITIES, NET OF OTHER ASSETS - (0.84%)..................                   (256)
                                                                            -------
TOTAL NET ASSETS - 100%.....................................                $30,584
                                                                            =======

---------------

(A) The Fund is affiliated by having the same investment advisor.
(B) Variable rate instrument. Interest rates change on specific dates (such as a coupon or interest payment date). The rate shown represents the December 31, 2005 coupon rate.

                             See accompanying notes
--------------------------------------------------------------------------------
                                        7

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A).....   $   29,769
    Investments in affiliated securities, at value(B).......        1,071
    Dividends and interest receivable.......................          340
    Receivable for investments sold.........................          257
    Receivable for fund shares sold.........................            4
                                                               ----------
        TOTAL ASSETS........................................       31,441
                                                               ----------
LIABILITIES:
    Payable for investments purchased.......................          782
    Payable for fund shares redeemed........................           32
    Payable under excess expense reimbursement plan.........           19
    Dividends payable.......................................            1
    Management and investment advisory fees payable (Note
     2).....................................................           12
    Administrative service fees payable.....................            2
    Other liabilities.......................................            9
                                                               ----------
        TOTAL LIABILITIES...................................          857
                                                               ----------
NET ASSETS..................................................   $   30,584
                                                               ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................       31,639
    Undistributed net investment income (loss)..............           25
    Accumulated net realized gain (loss)....................         (479)
    Unrealized appreciation (depreciation) of investments
     and foreign currency...................................         (601)
                                                               ----------
NET ASSETS..................................................   $   30,584
                                                               ==========
SHARES OUTSTANDING (NO PAR VALUE):
    Institutional Class.....................................    3,137,618
                                                               ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
    Institutional Class.....................................   $     9.75
                                                               ==========
---------------
(A) Cost of investments in unaffiliated securities..........   $   30,370
(B) Cost of investments in affiliated securities............   $    1,071

                             See accompanying notes
--------------------------------------------------------------------------------
                                        8

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................   $ 1,657
    Dividend income from affiliated securities..............        32
                                                               -------
        TOTAL INVESTMENT INCOME.............................     1,689
                                                               -------
EXPENSES:
    Management and investment advisory fees (Note 2)........        61
    Administrative service fees (Note 2)....................        29
    Transfer agent fees.....................................         7
    Custodian and fund accounting fees......................         5
    Professional fees.......................................         4
    Registration fees and expenses..........................         2
    Other expenses..........................................         5
                                                               -------
        TOTAL EXPENSES......................................       113
                                                               -------
    Net (fees waived and expenses reimbursed)/recouped by
     Manager (Note 2).......................................        15
                                                               -------
        NET EXPENSES........................................       128
                                                               -------
NET INVESTMENT INCOME.......................................     1,561
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................      (416)
      Foreign currency transactions.........................         3
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................      (698)
      Foreign currency contracts............................        (1)
                                                               -------
        NET GAIN (LOSS) ON INVESTMENTS......................    (1,112)
                                                               -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $   449
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------
                                        9

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                  YEAR        SIX MONTHS
                                                                 ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005         2004(A)
                                                              ------------   ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $  1,561       $   292
    Net realized gain (loss) on investments.................        (413)          247
    Change in net unrealized appreciation or depreciation of
     investments and foreign currency contracts.............        (699)           98
                                                                --------       -------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................         449           637
                                                                --------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................      (1,588)         (292)
    Net realized gain on investments........................        (147)         (114)
                                                                --------       -------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................      (1,735)         (406)
                                                                --------       -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................      44,770        28,766
    Reinvestment of dividends and distributions.............       1,735           405
    Cost of shares redeemed.................................     (35,578)       (8,459)
                                                                --------       -------
        NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
        TRANSACTIONS........................................      10,927        20,712
                                                                --------       -------
NET INCREASE IN NET ASSETS..................................       9,641        20,943
NET ASSETS:
    Beginning of period.....................................      20,943            --
                                                                --------       -------
    END OF PERIOD*..........................................    $ 30,584       $20,943
                                                                ========       =======
    * Includes undistributed net investment income (loss)
     of.....................................................    $     25       $    --
                                                                ========       =======

---------------

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

                             See accompanying notes
--------------------------------------------------------------------------------
                                        10

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, no load, open-end management investment company. The American Beacon Treasury Inflation Protected Securities Fund (the "Fund") is a series of the Trust and commenced active operations on June 30, 2004. The Fund's investment objective is to provide inflation protection and income.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation

     Net asset value per share is calculated as of the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). Issuer specific events, market trends, valuations of similar securities and other market data may be reviewed in the course of making a good faith determination of a security's fair value. In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on an accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

--------------------------------------------------------------------------------
                                        11

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

  Dividends to Shareholders

     From January 1, 2005 through February 28, 2005, the Fund declared dividends from net investment income daily, payable monthly. Beginning March 1, 2005, the Fund declares and pays dividends from net investment income quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Exchange Contracts

     The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment

--------------------------------------------------------------------------------
                                        12

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the Fund's average daily net assets plus amounts paid by the Manager to the investment advisors of the Fund. During the year ended December 31, 2005, the management fee range, including fees paid to investment advisors, was from 0.15% to 0.25%, depending upon assets under management. Total management fees were $60,555, of which $31,940 was paid to investment advisors and $28,615 was retained by the Manager.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Fund.

  Investment in Affiliated Fund

     The Fund may invest in the American Beacon Money Market Select Fund (the "Select Fund"). The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee equal to 0.10% of the Select Fund's average daily net assets. During the period, fees earned by the Manager from the Fund's investment in the Select Fund were $1,006.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

  Reimbursement of Expenses

     The Manager contractually agreed to reimburse the Fund for a portion of its fees through February 28, 2006 to the extent total annual Fund operating expenses exceeded 0.46%. During the year ended December 31, 2005, the manager reimbursed the Fund $4,096.

  Expense Reimbursement Plan

     The Fund has adopted an expense reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will only occur if the Funds' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended December 31, 2005, due to asset growth and

--------------------------------------------------------------------------------
                                        13

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

a reduction of expenses in the latter part of the year, the Manager recouped $4,096 for expenses previously waived earlier in the year and $14,537 for expenses waived during 2004.

  Interfund Lending Program

     Pursuant to an Exemptive Order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. The Fund did not utilize the credit facility during the year ended December 31, 2005.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Dividends are determined in accordance with federal income tax regulations that may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the years ended December 31, 2005 and December 31, 2004 were as follows (in thousands):

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
DISTRIBUTIONS PAID FROM:
Ordinary income*............................................     $1,735          $406

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

     For the year ended December 31, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $31,656
Unrealized appreciation.....................................         5
Unrealized depreciation.....................................      (821)
                                                               -------
Net unrealized appreciation (depreciation)..................      (816)
Undistributed ordinary income...............................        26
Undistributed long-term gain (loss).........................      (144)
                                                               -------
Distributable earnings......................................   $  (934)
                                                               =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of wash sales and current recognition of unrealized appreciation/(depreciation) on open foreign currency transactions.

--------------------------------------------------------------------------------
                                        14

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

     Due to the inherent differences in the recognition of income, expenses and realized gains/ (losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities without impacting the net assets of the Fund. These differences are due primarily to the recognition of certain foreign currency gains/(losses) as ordinary income for tax purposes.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of December 31, 2005 (in thousands):

Paid-in-capital.............................................   $ --
Undistributed net investment income.........................     52
Accumulated net realized gain (loss)........................    (52)
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................     --

     At December 31, 2005, the Fund had a capital loss carryover of $144,311 expiring in 2013.

     Net capital and foreign currency losses incurred after October 31, 2005 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period ended December 31, 2005, the Fund deferred $120,015 of capital losses to January 1, 2006.

4.   INVESTMENT TRANSACTIONS

     Purchases and redemptions of investments for the year ended December 31, 2005, excluding short-term investments, were $107,890,850 and $98,011,957, respectively. The Fund had purchases and sales of U.S. government securities of $106,150,983 and $95,889,471, respectively.

     A summary of the Fund's direct transactions in the Select Fund for the year ended December 31, 2005 is as follows:

 DECEMBER 31, 2004                                DECEMBER 31, 2005
SHARES/MARKET VALUE   PURCHASES       SALES      SHARES/MARKET VALUE
-------------------   ---------       -----      -------------------
     $754,424        $44,953,701   $44,636,816       $1,071,309

5.   CAPITAL SHARE TRANSACTIONS

     The table below summarizes the activity in capital shares (in thousands):

Year ended December 31, 2005

                                                              SHARES    AMOUNT
                                                              ------   --------
Shares sold.................................................  4,421    $ 44,770
Reinvestment of dividends...................................    175       1,735
Shares redeemed.............................................  (3,520)   (35,578)
                                                              ------   --------
Net increase in shares outstanding..........................  1,076    $ 10,927
                                                              ======   ========

Period ended December 31, 2004

                                                              SHARES   AMOUNT
                                                              ------   -------
Shares sold.................................................  2,858    $28,766
Reinvestment of dividends...................................     40        405
Shares redeemed.............................................   (836)    (8,459)
                                                              -----    -------
Net increase in shares outstanding..........................  2,062    $20,712
                                                              =====    =======

--------------------------------------------------------------------------------
                                        15

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                  YEAR        SIX MONTHS
                                                                 ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005         2004(A)
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.16        $ 10.00
                                                                -------        -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................       0.56           0.18(B)
    Net gains (loss) on securities (both realized and
     unrealized)............................................      (0.37)          0.21
                                                                -------        -------
Total income from investment operations.....................       0.19           0.39
                                                                -------        -------
LESS DISTRIBUTIONS:
    Dividends from net investment income....................      (0.55)         (0.23)
    Distributions from net realized gains on securities.....      (0.05)            --(D)
                                                                -------        -------
Total distributions.........................................      (0.60)         (0.23)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.75        $ 10.16
                                                                =======        =======
TOTAL RETURN................................................      1.86%          3.94%(C)
                                                                =======        =======
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)................    $30,584        $20,943
    Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
       (recoupments)........................................      0.44%          0.46%
      Expenses, before expense reimbursements
       (recoupments)........................................      0.39%          0.62%
      Net investment income, after expense reimbursements
       (recoupments)........................................      5.45%          3.34%
      Net investment income, before expense reimbursements
       (recoupments)........................................      5.50%          3.18%
    Portfolio turnover rate.................................       355%           190%(C)

---------------

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B)  Based on average shares outstanding.

(C)  Not annualized.

(D)  Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

                                        16

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Fund's distributions to shareholders included $146,813 of short-term capital gains.

--------------------------------------------------------------------------------

                                        17

TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (57)       President and      President (1986-Present) and Director (2003-Present),
                              Trustee since      American Beacon Advisors, Inc.; Chairman (1989-2003) and
                                   1987          Director (1979-1989, 2003-Present), American Airlines
                                                 Federal Credit Union; Director, Crescent Real Estate
                                                 Equities, Inc. (1994-Present); Director, Pritchard, Hubble &
                                                 Herr, LLC (investment adviser) (2001-Present); Director of
                                                 Investment Committee, Southern Methodist University
                                                 Endowment Fund (1996-Present); Member of Advisory Board,
                                                 Southern Methodist University Cox School of Business
                                                 (1999-2002); Member of Pension Manager Committee, New York
                                                 Stock Exchange (1997-1998, 2000-2002); Vice Chairman,
                                                 Committee for the Investment of Employee Benefits
                                                 (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                 Committee for the Investment of Employee Benefits
                                                 (2002-2004); Director, United Way of Metropolitan Tarrant
                                                 County (1988-2000, 2004-Present); Trustee, American Beacon
                                                 Select Funds (1999-Present); Trustee, American Beacon
                                                 Mileage Funds (1995-Present); Trustee, American Beacon
                                                 Master Trust (1195-Present).

Alan D. Feld** (69)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties, Inc.
                                                 (1994-Present); Trustee, American Beacon Select Funds (1999-
                                                 Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Master Trust
                                                 (1196-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-2004); President and CEO,
                                                 Allmerica Trust Company, N.A. (1996-1997); President and
                                                 CEO, Fidelity Investments Southwest Company (1983-1995);
                                                 Senior Vice President of Regional Centers, Fidelity
                                                 Investments (1988-1995); Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).

--------------------------------------------------------------------------------
                                        18

TRUSTEES AND OFFICERS OF THE TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (45)        Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer
                                                 and Secretary, Kimbell Art Foundation (1993-Present);
                                                 Trustee, Texas Christian University (1998-Present); Trustee,
                                                 W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Director, Christian Church
                                                 Foundation (1999-Present); Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).

Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).

Stephen D. O'Sullivan (70)  Trustee since 1987   Consultant (1994-Present); Trustee, American Beacon Select
                                                 Funds (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1995-Present); Trustee, American Beacon Master Trust
                                                 (1995-Present).

R. Gerald Turner (60)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Select Funds (2001-Present);
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Master Trust (2001-Present).

Kneeland Youngblood (50)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court             and Chairman      equity firm) (1998- Present); Director, Burger King
Suite 1740                      since 2005       Corporation (2004-Present); Trustee, The Hockaday School
Dallas, Texas 75201                              (1997-2005); Director, Starwood Hotels and Resorts (2001-
                                                 Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, Dallas Employee Retirement
                                                 Fund (2004-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Master Trust
                                                 (1996-Present).

--------------------------------------------------------------------------------
                                        19

TRUSTEES AND OFFICERS OF THE TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment adviser) (1996-2004).

Nancy A. Eckl (43)            VP since 1990      Vice President, Trust Investments, American Beacon Advisors,
                                                 Inc. (1990-Present).

Michael W. Fields (51)        VP since 1989      Vice President, Fixed Income Investments, American Beacon
                                                 Advisors, Inc. (1988-Present).

Rebecca L. Harris (39)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995-Present).

Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004-Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's subadvisers.

--------------------------------------------------------------------------------
                                        20

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------
                                        21

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report, and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institutions name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Call (800) 658-5811                                         American Beacon Funds
                                                                                   P.O. Box 219643
                                                                              Kansas City, MO 64121-9643

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS



In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois


This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Treasury Inflation Protected Securities Fund is a service mark of American Beacon Advisors, Inc.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]

ANNUAL REPORT

[PHOTO]

DECEMBER 31, 2005

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND



Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.
Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your

company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........                1
                                                Financial Highlights
                                                   Money Market Fund..........               22
                                                   U.S. Government
                                                   Money Market Fund..........               24
                                                   Municipal
                                                   Money Market Fund..........               26
                                                Schedule of Investments
                                                   Money Market Portfolio.....               29
                                                   U.S. Government
                                                   Money Market Portfolio.....               32
                                                   Municipal
                                                   Money Market Portfolio.....               33
                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2005

(BILL QUINN PHOTO)

                                                      FELLOW SHAREHOLDERS:

                                                      Enclosed please find the
                                                      Annual Report for the
                                                      American Beacon Funds for
                                                      the year ended December
                                                      31, 2005. During this
                                                      time, the money market
                                                      series of the American
                                                      Beacon Funds performed
                                                      well against their
                                                      respective peer groups.



                                                           The year started with
                                                      a short-term interest rate
                                                      of 2.25%; however, the
                                                      Federal Reserve Board
                                                      subsequently raised the
                                                      rate several times
                                                      throughout the year
resulting in a Fed Funds target rate of 4.25% at year end. As the year concluded, the Federal Open Market Committee (FOMC) indicated that it no longer sees monetary policy as "accommodative." In its December statement, the Fed reflected that inflation remained contained but that "some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance." Although there is much debate as to the proper definition of "some," one thing is clear -- the Fed is nearing the end of its tightening cycle.

     Despite rising interest rates, the Cash Management Class of the American Beacon Funds produced strong relative returns for the period. The Money Market Fund-Cash Management Class returned 3.19% for the twelve months, outperforming the Lipper Institutional Money Market Average return of 2.84%. The U.S. Government Money Market Fund -- Cash Management Class outpaced the Lipper Institutional U.S. Government Money Market Average with a return of 3.12% versus 2.85% for the Average. Both Funds surpassed their respective Lipper peer groups over all time periods.

     Looking forward, the market is pricing in a 100% chance of a 0.25% increase at the January 31st FOMC meeting; however, the likelihood of additional increases at the March and/or May meetings are less certain. Rather than simply having a conviction that the Fed Funds rate is too low, the FOMC now appears to be entering into a phase where future rate hikes will hinge more on economic data developments.

     We will continue to monitor economic trends and will adjust the Funds' characteristics accordingly. Additionally, we expect to remain conservative on credit risk given the tight credit spread environment.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

ECONOMIC OVERVIEW

(Unaudited)
--------------------------------------------------------------------------------

The year began with the U.S. economy growing at a solid pace as first quarter gross domestic product (GDP) came in at a strong 3.8%. GDP continued to show solid growth at a 3.3% annual rate during the second quarter and 4.1% annual rate during the third quarter, fueled by robust consumer spending and home building. However, late in the third quarter, hurricanes Katrina and Rita blew ashore, leaving wind, rain, and economic uncertainty in their wake. Crude oil prices, already trading in the mid $60 range before the hurricanes, hit a high of $70 per barrel on September 1st. These surging fuel costs dampened consumer sentiment, causing concerns of reduced consumer spending and lower corporate profit margins. As a result, fourth quarter GDP growth did not fare as well. Economists had expected fourth quarter GDP growth would slow as a result of reduced discounts from automakers and moderating home sales. In addition, rising home-heating costs threatened to dampen consumer spending. The consensus estimate of 2.8% GDP growth missed the mark as the initial estimate of fourth quarter GDP came in at 1.1%, raising questions as to the strength of the economy. However, fiscal spending is expected to spur economic growth during the first half of 2006 as the government works to rebuild areas impacted by the hurricanes.

     On the employment front, nonfarm payroll growth showed some volatility in 2005. However, the monthly average jobs created during the year came in at a respectable 165,000. In addition, the unemployment rate hit 4.9% in August before backing up to 5.1% in September due to job losses from the hurricanes. This drop in jobs was much less than economists had forecasted, suggesting that underlying job growth during this time remained strong. Labor market conditions continued to improve as U.S. employers added over 500,000 new jobs during the fourth quarter and the unemployment rate dropped back to its pre-hurricane level of 4.9%. Business activity also remained strong as the U.S. services sector, which makes up almost 90% of the U.S. economy, expanded for the thirty-third consecutive month.

     Despite talk of a pause in the aftermath of Katrina and Rita, the Federal Open Market Committee (FOMC) continued to raise overnight rates by 25 basis points at each of their remaining meetings for the year. This made it a total of eight 25 basis point tightenings during 2005, resulting in a Fed Funds target rate of 4.25% at year end. In addition, the "measured" policy adjustment language remained part of the Fed's statement throughout 2005. In the minutes of the September meeting, the Fed stated "upside risks to inflation appeared to have increased" and "further rate increases probably would be required." It was not until the December meeting that the Fed made reference to no longer seeing monetary policy as "accommodative." In its December statement, the Fed reflected that inflation remained contained but that "some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance." Although there is much debate as to the proper definition of "some," it appears that the Fed is nearing the end of its tightening cycle. The actual number of rate hikes left, however, will ultimately be determined by future economic trends and inflation expectations.

     Though core consumer and wholesale inflation are running close to the Fed target level of 2%, high energy prices continue to drive up headline inflation numbers. So the question remains, will businesses begin to pass these elevated energy costs on to the consumer in the form of higher prices for goods and services? If so, the Fed can be expected to adjust future monetary policy accordingly.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     As the economy continued to show signs of strength throughout the year, the Fed maintained its stance of tightening monetary policy at a measured pace during all of 2005. In response, the American Beacon Money Market Fund's weighted-average maturity was maintained below 45 days throughout the year. The Fed raised the overnight target at each of the eight FOMC meetings in 2005, resulting in a 4.25% Fed Funds target by year end. This was a move of 25 basis points (0.25%) per meeting, after starting the year at 2.25%. The primary strategy of the Fund was to buy variable rate securities, short-dated commercial paper and overnight investments. Maintaining short duration in a rising interest rate environment resulted in the Fund outperforming its Lipper peer group. This strategy will stay in place until economic data suggest the Fed is about to end its current tightening cycle.

     For the twelve months ended December 31, 2005, the total return of the Cash Management Class of the American Beacon Money Market Fund was 3.19%. The Fund outperformed the Lipper Institutional Money Market Average return of 2.84% by 35 basis points. Lipper Inc. ranked the Cash Management Class of the Fund 18th among 303 and 17th among 262 Institutional Money Market Funds for the one-year and three-years ended December 31, 2005, respectively(1). The Lipper Institutional Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

                                    (CHART)
          CASH MANAGEMENT CLASS TOTAL RETURNS AS OF DECEMBER 31, 2005

                                              LIPPER
                          AMERICAN        INSTITUTIONAL
                        BEACON MONEY       MONEY MARKET
                         MARKET FUND       FUND AVERAGE
                       ---------------   ----------------
1 Year...............        3.19%             2.84%
3 Years*.............        1.85%             1.54%
5 Years*.............        2.29%             2.03%
10 Years*............        3.96%             3.75%

* Annualized

                                      ANNUALIZED TOTAL RETURNS
                                     ---------------------------
                                           AS OF 12/31/05
                                     ---------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
Cash Management Class(1,2).........   3.19%    2.29%      3.96%
Institutional Class(1).............   3.06%    2.21%      3.92%
PlanAhead Class(1).................   2.82%    1.92%      3.62%
Platinum Class(1)..................   2.33%    1.49%      3.19%

1   Past performance is not indicative of future performance.
    An investment in the American Beacon Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2   Fund performance for the five and ten-year periods
represents the total returns achieved by the Institutional Class from 1/1/96 up to 12/1/01, the inception date of the Cash Management Class and the returns of the Cash Management Class since its inception. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/96.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM) -- CONTINUED
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2005

                          CASH
                       MANAGEMENT   INSTITUTIONAL   PLANAHEAD   PLATINUM
                         CLASS          CLASS         CLASS      CLASS
                       ----------   -------------   ---------   --------
7-day Current Yield*      4.20%          4.00%         3.77%      3.36%
7-day Effective
  Yield*                  4.29%          4.08%         3.85%      3.42%
30-day Yield*             4.11%          3.93%         3.70%      3.27%
Weighted Average
  Maturity              35 Days        35 Days       35 Days    35 Days
Moody's Rating              Aaa            N/A           N/A        N/A
S&P Rating                 AAAm            N/A           N/A        N/A

* Annualized. You may call 1-800-388-3344 to obtain the Funds' current seven day yield. Yield is a more accurate reflection of the Funds' current earnings than total returns.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005

                                                    % OF
                                                 NET ASSETS*
                                                 -----------
HSBC Bank USA                                       5.4%
SunTrust Bank                                       5.1%
Wells Fargo and Company                             5.0%
General Electric Capital Corporation                4.8%
American Honda Finance Corporation                  4.6%
Goldman Sachs Group                                 4.4%
Morgan Stanley Group, Incorporated                  4.2%
Toyota Motor Credit Corporation                     3.8%
Halifax Bank of Scotland plc                        3.6%
Stanfield Victoria                                  3.2%

*   Percent of net assets portion of American Beacon Master
    Money Market Portfolio.

ASSET ALLOCATION AS OF DECEMBER 31, 2005

                                                    % OF
                                                 NET ASSETS*
                                                 -----------
Corporate Notes                                     41.1%
Bank CDs, TDs, and Notes                            34.5%
Commercial Paper                                    11.1%
Repurchase Agreements                               10.8%
Funding Agreements                                   2.2%
Net Other Assets                                     0.3%

*   Percent of net assets portion of American Beacon Master
    Money Market Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM) -- CONTINUED
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                          BEGINNING    ENDING     EXPENSES PAID
                           ACCOUNT     ACCOUNT    DURING PERIOD*
                            VALUE       VALUE        7/1/05-
                           7/1/05     12/31/05       12/31/05
                          ---------   ---------   --------------
CASH MANAGEMENT CLASS
Actual                    $1,000.00   $1,018.49       $0.76
Hypothetical (5% return
  before expenses)        $1,000.00   $1,024.45       $0.76
INSTITUTIONAL CLASS
Actual                    $1,000.00   $1,017.77       $1.47
Hypothetical (5% return
  before expenses)        $1,000.00   $1,023.75       $1.48
PLANAHEAD CLASS
Actual                    $1,000.00   $1,016.57       $2.67
Hypothetical (5% return
  before expenses)        $1,000.00   $1,022.56       $2.68
PLATINUM CLASS
Actual                    $1,000.00   $1,014.20       $5.03
Hypothetical (5% return
  before expenses)        $1,000.00   $1,020.22       $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.29%, 0.52%, and 0.99% for the Cash Management, Institutional, PlanAhead, and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     With the Fed maintaining its policy of raising the Fed Funds target at a measured pace during 2005, the American Beacon U.S. Government Money Market Fund's weighted-average maturity was maintained below 20 days throughout the year. The Fed raised the overnight target at each of the eight FOMC meetings in 2005, resulting in a 4.25% Fed Funds target by year end. This was a move of 25 basis points (0.25%) per meeting, after starting the year at 2.25%. The primary strategy of the Fund was to buy short-dated and variable rate agencies along with overnight repurchase agreements. Maintaining short duration in a rising interest rate environment resulted in the Fund outperforming its Lipper peer group. This strategy will stay in place until economic data suggest an end to the current tightening cycle.

     For the twelve months ended December 31, 2005, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 3.12%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 2.85% by 27 basis points. Lipper Inc. ranked the Cash Management Class of the Fund 10th among 137, 11th among 102, and 12th among 61 Institutional U.S. Government Money Market Funds for the one-year, five-years and ten-years ended December 31, 2005, respectively(1). The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                           (CHART)
 CASH MANAGEMENT CLASS TOTAL RETURNS AS OF DECEMBER 31, 2005

                       AMERICAN BEACON   LIPPER INSTITUTIONAL
                       U.S. GOVERNMENT     U.S. GOVERNMENT
                        MONEY MARKET      MONEY MARKET FUND
                            FUND               AVERAGE
                       ---------------   --------------------
1 Year...............        3.12%               2.85%
3 Years*.............        1.79%               1.54%
5 Years*.............        2.22%               1.99%
10 Years*                    3.84%               3.67%

* Annualized

                                      ANNUALIZED TOTAL RETURNS
                                     ---------------------------
                                           AS OF 12/31/05
                                     ---------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
Cash Management Class(1,2).........   3.12%    2.22%      3.84%
PlanAhead Class(1).................   2.71%    1.84%      3.47%
Platinum Class(1)..................   2.30%    1.44%      3.06%

1   Past performance is not indicative of future performance.
    An investment in the American Beacon U.S. Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM) -- CONTINUED
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2005

                           CASH
                        MANAGEMENT   PLANAHEAD   PLATINUM
                          CLASS        CLASS      CLASS
                        ----------   ---------   --------
7-day Current Yield*       4.15%        3.69%      3.35%
7-day Effective Yield*     4.23%        3.76%      3.40%
30-day Yield*              4.05%        3.59%      3.25%
Weighted Average
  Maturity                9 Days       9 Days     9 Days
Moody's Rating               Aaa          N/A        N/A
S&P Rating                  AAAm          N/A        N/A

* Annualized. You may call 1-800-388-3344 to obtain the Funds' current seven day yield. Yield is a more accurate reflection of the Funds' current earnings than total returns.

ASSET ALLOCATION AS OF DECEMBER 31, 2005

                                                    % OF
                                                 NET ASSETS*
                                                 -----------
Repurchase Agreements                               87.4%
Government Securities                               12.5%
Net Other Assets                                     0.1%

*   Percent of net assets portion of American Beacon Master
    U.S. Government Money Market Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM) -- CONTINUED
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING    ENDING     EXPENSES PAID
                          ACCOUNT     ACCOUNT    DURING PERIOD*
                           VALUE       VALUE        7/1/05-
                          7/1/05     12/31/05       12/31/05
                         ---------   ---------   --------------
CASH MANAGEMENT CLASS
Actual                   $1,000.00   $1,018.17       $0.97
Hypothetical (5% return
  before expenses)       $1,000.00   $1,024.25       $0.97
PLANAHEAD CLASS
Actual                   $1,000.00   $1,015.94       $3.16
Hypothetical (5% return
  before expenses)       $1,000.00   $1,022.07       $3.17
PLATINUM CLASS
Actual                   $1,000.00   $1,014.08       $5.03
Hypothetical (5% return
  before expenses)       $1,000.00   $1,020.21       $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.19%, 0.62%, and 0.99% for the Cash Management, PlanAhead, and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM)
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     Given the rising interest rate environment of 2005, the investment manager to the American Beacon Municipal Money Market Fund targeted a shorter weighted-average maturity during the year. The Fund maintained a high concentration in daily and weekly variable rate demand notes (VRDNs) backed by either bond insurance or a bank letter of credit. The investment manager will continue to focus purchases on the VRDN market and may buy selective fixed rate instruments when evidence emerges that the Fed has completed its current tightening cycle.

     For the twelve months ended December 31, 2005, the total return of the PlanAhead Class of the American Beacon Municipal Money Market Fund was 1.49% as compared to the Lipper Tax-Exempt Money Market Average return of 1.76%. The Lipper Tax-Exempt Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Tax-Exempt Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

             PLANAHEAD CLASS TOTAL RETURNS AS OF DECEMBER 31, 2005

                          AMERICAN
                           BEACON          LIPPER TAX-
                          MUNICIPAL        EXEMPT MONEY
                        MONEY MARKET       MARKET FUND
                            FUND             AVERAGE
                       ---------------   ----------------
1 Year...............        1.49%             1.76%
3 Years*.............        0.71%             0.93%
5 Years*.............        1.06%             1.19%
10 Years*............        2.11%             2.14%

* Annualized

                                   ANNUALIZED TOTAL RETURNS
                                  ---------------------------
                                        AS OF 12/31/05
                                  ---------------------------
                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
PlanAhead Class(1)..............   1.49%    1.06%      2.11%
Platinum Class(1)...............   1.49%    0.86%      1.81%

1   Past performance is not indicative of future performance.
    An investment in the American Beacon Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2005

                                       PLANAHEAD   PLATINUM
                                         CLASS      CLASS
                                       ---------   --------
7-day Current Yield*                     2.46%       2.46%
7-day Effective Yield*                   2.49%       2.49%
30 day Yield*                            2.11%       2.11%
Weighted Average Maturity               4 Days      4 Days

* Annualized. You may call 1-800-388-3344 to obtain the Funds' current seven day yield. Yield is a more accurate reflection of the Funds' current earnings than total returns.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005

                                                    % OF
                                                 NET ASSETS*
                                                 -----------
Alachua County, Florida Housing Financial
  Authority                                          6.0%
Village of Richton Park,
  Illinois -- Industrial Development                 5.9%
Michigan State Housing Development Authority         5.8%
Ohio Water Development Authority                     5.6%
Montgomery County, Maryland Variable Rate
  Housing                                            5.5%
Colorado Educational and Cultural Facilities
  Authority                                          5.2%
New York State Housing Finance Agency                5.2%
New York City, General Obligation Bonds              4.9%
Sweetwater County, Wyoming Pollution Control         4.9%
Breckinridge County, Kentucky Lease Program          4.2%

*   Percent of net assets portion of American Beacon Master
    Municipal Money Market Portfolio.

ASSET ALLOCATION AS OF DECEMBER 31, 2005

                                                    % OF
                                                 NET ASSETS*
                                                 -----------
Municipal Obligations                               96.4%
Other Investments                                    3.4%
Net Other Assets                                     0.2%

*   Percent of net assets portion of American Beacon Master
    Municipal Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM) -- CONTINUED
December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                          BEGINNING    ENDING     EXPENSES PAID
                           ACCOUNT     ACCOUNT    DURING PERIOD*
                            VALUE       VALUE        7/1/05-
                           7/1/05     12/31/05       12/31/05
                          ---------   ---------   --------------
PLANAHEAD CLASS
Actual                    $1,000.00   $1,008.44       $5.01
Hypothetical (5% return
  before expenses)        $1,000.00   $1,020.21       $5.04
PLATINUM CLASS
Actual                    $1,000.00   $1,008.44       $5.01
Hypothetical (5% return
  before expenses)        $1,000.00   $1,020.21       $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.99% and 0.99% for the PlanAhead and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
American Beacon Funds

     We have audited the accompanying statements of assets and liabilities of American Beacon Funds (formerly known as American AAdvantage Funds), comprised of the American Beacon Money Market Fund, the American Beacon U.S. Government Money Market Fund, and the American Beacon Municipal Money Market Fund (collectively, the "Funds") (formerly known as the American AAdvantage Money Market Fund, the American AAdvantage U.S. Government Money Market Fund, and the American AAdvantage Municipal Money Market Fund, respectively) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          -s- ERNST & YOUNG LLP

Chicago, Illinois
February 21, 2006

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005
--------------------------------------------------------------------------------

                                                                             U.S. GOVERNMENT    MUNICIPAL
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                              ------------   ---------------   ------------
                                                                       (IN THOUSANDS, EXCEPT SHARE
                                                                         AND PER SHARE AMOUNTS)
ASSETS:
    Investment in Portfolio, at value.......................  $   514,287      $    28,427      $    4,407
    Receivable for fund shares sold.........................           18               --              --
    Receivable from Manager for expense reimbursement (Note
      2)....................................................           35                7               3
    Prepaid expenses........................................           19               18              11
                                                              ------------     -----------      ----------
        TOTAL ASSETS........................................      514,359           28,452           4,421
                                                              ------------     -----------      ----------
LIABILITIES:
    Payable for fund shares redeemed........................           16               --              --
    Dividends payable.......................................          298               60              --
    Administrative service and service fees payable (Note
      2)....................................................          111                3               2
    Distribution fees payable (Note 2)......................           10                1              --
    Other liabilities.......................................          102               22               6
                                                              ------------     -----------      ----------
        TOTAL LIABILITIES...................................          537               86               8
                                                              ------------     -----------      ----------
NET ASSETS..................................................  $   513,822      $    28,366      $    4,413
                                                              ============     ===========      ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      513,822           28,366           4,413
                                                              ------------     -----------      ----------
NET ASSETS..................................................  $   513,822      $    28,366      $    4,413
                                                              ============     ===========      ==========
SHARES OUTSTANDING (NO PAR VALUE):
    Cash Management Class...................................  200,009,920       22,517,744             N/A
                                                              ============     ===========      ==========
    Institutional Class.....................................   36,421,050              N/A             N/A
                                                              ============     ===========      ==========
    PlanAhead Class.........................................  236,903,527        1,933,180       1,646,524
                                                              ============     ===========      ==========
    Platinum Class..........................................   40,487,845        3,914,892       2,766,193
                                                              ============     ===========      ==========
NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
    Cash Management Class...................................  $      1.00      $      1.00             N/A
                                                              ============     ===========      ==========
    Institutional Class.....................................  $      1.00              N/A             N/A
                                                              ============     ===========      ==========
    PlanAhead Class.........................................  $      1.00      $      1.00      $     1.00
                                                              ============     ===========      ==========
    Platinum Class..........................................  $      1.00      $      1.00      $     1.00
                                                              ============     ===========      ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2005
--------------------------------------------------------------------------------

                                                                             U.S. GOVERNMENT    MUNICIPAL
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                              ------------   ---------------   ------------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
    Interest income.........................................    $22,982           $969             $160
    Portfolio expenses......................................       (780)           (36)              (7)
                                                                -------           ----             ----
        NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO......     22,202            933              153
                                                                -------           ----             ----
FUND EXPENSES:
    Administrative service fees (Note 2):
      Cash Management Class.................................        247             15               --
      Institutional Class...................................         50             --               --
      PlanAhead Class.......................................        253              4                2
      Platinum Class........................................        290             36               29
    Transfer agent fees:
      Cash Management Class.................................         29              6               --
      Institutional Class...................................         14             --               --
      PlanAhead Class.......................................         32             --                4
      Platinum Class........................................          6              4                3
    Professional fees.......................................         29              1               --
    Registration fees and expenses..........................         84             36               26
    Distribution fees -- Platinum Class (Note 2)............        111             14               11
    Service Fees -- PlanAhead Class (Note 2)................        632             11                5
    Other expenses..........................................        141             11                6
                                                                -------           ----             ----
        TOTAL FUND EXPENSES.................................      1,918            138               86
                                                                -------           ----             ----
LESS WAIVER AND REIMBURSEMENT OF EXPENSES (NOTE 2)..........        293             55               30
                                                                -------           ----             ----
        NET FUND EXPENSES...................................      1,625             83               56
                                                                -------           ----             ----
NET INVESTMENT INCOME.......................................     20,577            850               97
                                                                -------           ----             ----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
    Net realized gain on investments........................          2              1               --
                                                                -------           ----             ----
        NET GAIN ON INVESTMENTS.............................          2              1               --
                                                                -------           ----             ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $20,579           $851             $ 97
                                                                =======           ====             ====

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    MONEY MARKET
                                                              -------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 2005          2004
                                                              -----------   -----------
                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $    20,577   $     4,352
    Net realized gain on investments........................            2            15
                                                              -----------   -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       20,579         4,367
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Cash Management Class.................................      (10,861)       (1,707)
      Institutional Class...................................       (1,545)         (883)
      PlanAhead Class.......................................       (7,158)       (1,553)
      Platinum Class........................................       (1,013)         (209)
    Net realized gain on investments:
      Cash Management Class.................................           (1)           (5)
      Institutional Class...................................           --            (3)
      PlanAhead Class.......................................           (1)           (5)
      Platinum Class........................................           --            (2)
                                                              -----------   -----------
        DISTRIBUTIONS TO SHAREHOLDERS:......................      (20,579)       (4,367)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................    4,429,630     2,055,052
    Reinvestment of dividends and distributions.............       18,064         4,040
    Cost of shares redeemed.................................   (4,580,001)   (1,865,342)
                                                              -----------   -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................     (132,307)      193,750
                                                              -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     (132,307)      193,750
NET ASSETS:
    Beginning of period.....................................      646,129       452,379
                                                              -----------   -----------
    END OF PERIOD...........................................  $   513,822   $   646,129
                                                              ===========   ===========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       U.S. GOVERNMENT        MUNICIPAL MONEY
        MONEY MARKET              MARKET
    ---------------------   -------------------
         YEAR ENDED             YEAR ENDED
        DECEMBER 31,           DECEMBER 31,
    ---------------------   -------------------
      2005        2004        2005       2004
    ---------   ---------   --------   --------
                  (IN THOUSANDS)
    $     850   $     418   $     97   $     19
            1           3         --         --
    ---------   ---------   --------   --------
          851         421         97         19
    ---------   ---------   --------   --------
         (619)       (297)        --         --
           --          --         --         --
         (108)        (93)       (30)        (7)
         (123)        (28)       (67)       (12)
           (1)         (2)        --         --
           --          --         --         --
           --          (1)        --         --
           --          --         --         --
    ---------   ---------   --------   --------
         (851)       (421)       (97)       (19)
    ---------   ---------   --------   --------
      144,480     163,517     15,294     16,442
          162          48         97         19
     (156,852)   (178,586)   (16,156)   (17,626)
    ---------   ---------   --------   --------
      (12,210)    (15,021)      (765)    (1,165)
    ---------   ---------   --------   --------
      (12,210)    (15,021)      (765)    (1,165)
       40,576      55,597      5,178      6,343
    ---------   ---------   --------   --------
    $  28,366   $  40,576   $  4,413   $  5,178
    =========   =========   ========   ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report: American Beacon Money Market, American Beacon U.S. Government Money Market and American Beacon Municipal Money Market Funds (each a "Fund" and collectively, the "Funds").

     Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:

AMERICAN BEACON:                                                                AMERICAN BEACON MASTER TRUST:
----------------                   (RT ARROW) INVESTS ASSETS IN (RT ARROW)      -----------------------------
Money Market Fund                                                           Money Market Portfolio
U.S. Government Money Market Fund                                           U.S. Government Money Market Portfolio
Municipal Money Market Fund                                                 Municipal Money Market Portfolio

     Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (7.58%, 11.87% and 14.45% at December 31, 2005 of the American Beacon Master Trust Money Market, U.S. Government Money Market and Municipal Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Class Disclosure

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS                                   OFFERED TO:                             SERVICE AND DISTRIBUTION FEES:
-----                                   -----------                             ------------------------------
CASH MANAGEMENT CLASS                   Investors making an initial             Administrative Service Fee -- 0.07%
                                        investment of $10 million for Money
                                        Market and $2 million for U.S.
                                        Government Money Market, or investors
                                        investing through an intermediary
INSTITUTIONAL CLASS                     Investors making an initial             Administrative Service Fee -- 0.10%
                                        investment of $2 million
PLANAHEAD CLASS                         General public and investors            Administrative Service Fee -- 0.10%
                                        investing through an intermediary       Service Fee -- 0.25%
PLATINUM CLASS                          Investors investing through selected    Administrative Service Fee -- 0.65%
                                        financial institutions (such as banks   Distribution Fee -- 0.25%
                                        and broker-dealers)

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

  Valuation of Investments

     The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of class shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional, PlanAhead and Platinum Classes of the Funds.

     The Trust has adopted an Administrative Services Plan with respect to the Platinum Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.55% of the average daily net assets of the Platinum Class of each Fund.

     A separate Administrative Services Plan has been adopted for the Cash Management Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.07% of the average daily net assets of the Cash Management Class of each Fund.

  Distribution Plan

     The Trust, except for the Platinum Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Platinum Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Platinum class of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Reimbursement and Waiver of Expenses

     The Manager contractually agreed to reimburse the Cash Management Class of each Fund for other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed 0.15% and 0.19% for the Money Market and U.S. Government Money Market Funds, respectively.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

     The Manager contractually agreed to reimburse the PlanAhead Class of the Municipal Money Market Fund for other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed 0.99%. In addition, the Manager voluntarily agreed to reimburse the PlanAhead Class of the U.S. Government Money Market Fund for other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed 0.58%.

     The Manager contractually agreed to reimburse the Platinum Class of each Fund for distribution fees and other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed 0.99%. During the year ended December 31, 2005, the Manager waived or reimbursed expenses as follows:

FUND                                                           AMOUNT
----                                                          --------
Money Market Fund
  Cash Management Class.....................................  $261,462
  Platinum Class............................................    32,025
U.S. Government Money Market Fund
  Cash Management Class.....................................    38,743
  PlanAhead Class...........................................     1,386
  Platinum Class............................................    14,717
Municipal Money Market Fund
  PlanAhead Class...........................................     4,770
  Platinum Class............................................    24,782

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

                                                                             U.S. GOVERNMENT    MUNICIPAL
YEAR                                                          MONEY MARKET    MONEY MARKET     MONEY MARKET
----                                                          ------------   ---------------   ------------
2006........................................................    $ 83,552         $77,375         $18,920
2007........................................................     140,252          38,411          27,596
2008........................................................     293,487          54,846          29,552

     The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. Temporary differences are not reflected in the financial records.

     Dividends are determined in accordance with federal income tax regulations which may treat certain transactions differently than United States generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the years ended December 31, 2005 and December 31, 2004 were as follows (in thousands):

                                                                      U.S. GOVERNMENT                  MUNICIPAL
                                         MONEY MARKET                  MONEY MARKET                  MONEY MARKET
                                  ---------------------------   ---------------------------   ---------------------------
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2005           2004           2005           2004           2005           2004
                                  ------------   ------------   ------------   ------------   ------------   ------------
Distributions paid from:
  Ordinary Income:*
    Cash Management Class.......    $10,862         $1,712          $620           $299           $--            $--
    Institutional Class.........      1,545            886            --             --            --             --
    PlanAhead Class.............      7,159          1,558           108             94            --             --
    Platinum Class..............      1,013            211           123             28            --             --
  Tax-Exempt Income:**
    Cash Management Class.......         --             --            --             --            --             --
    Institutional Class.........         --             --            --             --            --             --
    PlanAhead Class.............         --             --            --             --            30              7
    Platinum Class..............         --             --            --             --            67             12
                                    -------         ------          ----           ----           ---            ---
        TOTAL DISTRIBUTIONS
          PAID..................    $20,579         $4,367          $851           $421           $97            $19
                                    -------         ------          ----           ----           ---            ---

---------------

 * For tax purposes short-term capital gains distributions are considered ordinary income distributions.

** Approximately 19% of interest earned was derived from investments in certain private activity bonds for purposes of the federal alternative minimum tax calculation.

     As of December 31, 2005 the components of taxable distributable earnings were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended December 31, 2005

                                         CASH MANAGEMENT
MONEY MARKET FUND                             CLASS        INSTITUTIONAL CLASS   PLANAHEAD CLASS   PLATINUM CLASS
-----------------                        ---------------   -------------------   ---------------   --------------
Shares sold............................     3,192,463            215,369             962,664           59,134
Reinvestment of dividends..............        10,515                957               5,579            1,013
Shares redeemed........................    (3,437,555)          (214,050)           (863,779)         (64,617)
                                           ----------           --------            --------          -------
Net increase (decrease) in shares
  outstanding..........................      (234,577)             2,276             104,464           (4,470)
                                           ==========           ========            ========          =======

                                         CASH MANAGEMENT
U.S. GOVERNMENT MONEY MARKET FUND             CLASS                              PLANAHEAD CLASS   PLATINUM CLASS
---------------------------------        ---------------                         ---------------   --------------
Shares sold............................        82,100                                 57,385            4,995
Reinvestment of dividends..............            --                                     39              123
Shares redeemed........................       (88,173)                               (60,861)          (7,818)
                                           ----------                               --------          -------
Net decrease in shares outstanding.....        (6,073)                                (3,437)          (2,700)
                                           ==========                               ========          =======

MUNICIPAL MONEY MARKET FUND                                                      PLANAHEAD CLASS   PLATINUM CLASS
---------------------------                                                      ---------------   --------------
Shares sold............................                                                4,267           11,027
Reinvestment of dividends..............                                                   30               67
Shares redeemed........................                                               (4,356)         (11,800)
                                                                                    --------          -------
Net decrease in shares outstanding.....                                                  (59)            (706)
                                                                                    ========          =======

Year Ended December 31, 2004

                                         CASH MANAGEMENT
MONEY MARKET FUND                             CLASS        INSTITUTIONAL CLASS   PLANAHEAD CLASS   PLATINUM CLASS
-----------------                        ---------------   -------------------   ---------------   --------------
Shares sold............................     1,085,469            466,560             437,252           65,771
Reinvestment of dividends..............         1,712                710               1,407              211
Shares redeemed........................      (769,990)          (592,216)           (433,193)         (69,943)
                                           ----------           --------            --------          -------
Net increase (decrease) in shares
  outstanding..........................       317,191           (124,946)              5,466           (3,961)
                                           ==========           ========            ========          =======

                                         CASH MANAGEMENT
U.S. GOVERNMENT MONEY MARKET FUND             CLASS                              PLANAHEAD CLASS   PLATINUM CLASS
---------------------------------        ---------------                         ---------------   --------------
Shares sold............................        90,815                                 68,510            4,192
Reinvestment of dividends..............            --                                     20               28
Shares redeemed........................       (84,284)                               (89,944)          (4,358)
                                           ----------                               --------          -------
Net increase (decrease) in shares
  outstanding..........................         6,531                                (21,414)            (138)
                                           ==========                               ========          =======

MUNICIPAL MONEY MARKET FUND                                                      PLANAHEAD CLASS   PLATINUM CLASS
---------------------------                                                      ---------------   --------------
Shares sold............................                                                5,961           10,481
Reinvestment of dividends..............                                                    7               12
Shares redeemed........................                                               (7,335)         (10,291)
                                                                                    --------          -------
Net increase (decrease) in shares
  outstanding..........................                                               (1,367)             202
                                                                                    ========          =======

--------------------------------------------------------------------------------

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                            CASH MANAGEMENT CLASS
                                    ----------------------------------------------------------------------
                                                                                               ONE MONTH
                                                  YEAR ENDED DECEMBER 31,                        ENDED
                                    ---------------------------------------------------       DECEMBER 31,
                                      2005           2004           2003          2002          2001(B)
                                    --------       --------       --------       ------       ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $   1.00       $   1.00       $   1.00       $ 1.00         $  1.00
                                    --------       --------       --------       ------         -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A).......      0.03           0.01           0.01         0.02              --(D)
   Net realized gain on
    investments...................        --(D)          --(D)          --(D)        --(D)           --(D)
                                    --------       --------       --------       ------         -------
Total income from investment
 operations.......................      0.03           0.01           0.01         0.02              --
                                    --------       --------       --------       ------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment
    income........................     (0.03)         (0.01)         (0.01)       (0.02)             --(D)
   Distributions from net realized
    gain on investments...........        --(D)          --(D)          --(D)        --(D)           --(D)
                                    --------       --------       --------       ------         -------
Total distributions...............     (0.03)         (0.01)         (0.01)       (0.02)             --
                                    --------       --------       --------       ------         -------
NET ASSET VALUE, END OF PERIOD....  $   1.00       $   1.00       $   1.00       $ 1.00         $  1.00
                                    ========       ========       ========       ======         =======
TOTAL RETURN......................     3.19%          1.30%          1.08%        1.73%           0.19%(C)
                                    ========       ========       ========       ======         =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in
    thousands)....................  $200,010       $434,587       $117,395       $6,641         $15,006
   Ratios to average net assets
    (annualized)(A):
    Expenses, net of waivers......     0.15%          0.15%          0.16%        0.19%           0.19%
    Expenses, before waivers......     0.23%          0.23%          0.24%        0.22%           0.19%
    Net investment income, net of
      waivers.....................     3.08%          1.34%          1.03%        1.73%           1.96%
    Net investment income, before
      waivers.....................     3.00%          1.26%          0.95%        1.70%           1.96%

                                                           INSTITUTIONAL CLASS
                                    ------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------
                                     2005          2004           2003           2002           2001
                                    -------       -------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $  1.00       $  1.00       $   1.00       $   1.00       $   1.00
                                    -------       -------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A).......     0.03          0.01           0.01           0.02           0.04
   Net realized gain on
    investments...................       --(D)         --(D)          --(D)          --(D)          --(D)
                                    -------       -------       --------       --------       --------
Total income from investment
 operations.......................     0.03          0.01           0.01           0.02           0.04
                                    -------       -------       --------       --------       --------
LESS DISTRIBUTIONS:
   Dividends from net investment
    income........................    (0.03)        (0.01)         (0.01)         (0.02)         (0.04)
   Distributions from net realized
    gain on investments...........       --(D)         --(D)          --(D)          --(D)          --(D)
                                    -------       -------       --------       --------       --------
Total distributions...............    (0.03)        (0.01)         (0.01)         (0.02)         (0.04)
                                    -------       -------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD....  $  1.00       $  1.00       $   1.00       $   1.00       $   1.00
                                    =======       =======       ========       ========       ========
TOTAL RETURN......................    3.06%         1.20%          0.97%          1.67%          4.15%
                                    =======       =======       ========       ========       ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in
    thousands)....................  $36,421       $34,146       $159,092       $474,922       $805,843
   Ratios to average net assets
    (annualized)(A):
    Expenses, net of waivers......    0.28%         0.24%          0.27%          0.24%          0.25%
    Expenses, before waivers......    0.28%         0.24%          0.27%          0.24%          0.25%
    Net investment income, net of
      waivers.....................    3.07%         1.05%          1.00%          1.68%          4.13%
    Net investment income, before
      waivers.....................    3.07%         1.05%          1.00%          1.68%          4.13%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B) The Money Market Fund commenced sales of a fourth class of shares designated as "Cash Management Class" on December 1, 2001.

(C)  Not annualized.

(D)  Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                       PLATINUM CLASS
--------------------------------------------------------------------       -------------------------
                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------       -------------------------
  2005           2004           2003           2002           2001          2005          2004
--------       --------       --------       --------       --------       -------       -------
$   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $  1.00       $  1.00
--------       --------       --------       --------       --------       -------       -------
    0.03           0.01           0.01           0.01           0.04          0.02            --(D)
      --(D)          --(D)          --(D)          --(D)          --(D)         --(D)         --(D)
--------       --------       --------       --------       --------       -------       -------
    0.03           0.01           0.01           0.01           0.04          0.02            --
--------       --------       --------       --------       --------       -------       -------
   (0.03)         (0.01)         (0.01)         (0.01)         (0.04)        (0.02)           --(D)
      --(D)          --(D)          --(D)          --(D)          --(D)         --(D)         --(D)
--------       --------       --------       --------       --------       -------       -------
   (0.03)         (0.01)         (0.01)         (0.01)         (0.04)        (0.02)           --
--------       --------       --------       --------       --------       -------       -------
$   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $  1.00       $  1.00
========       ========       ========       ========       ========       =======       =======
   2.82%          0.93%          0.70%          1.37%          3.83%         2.33%         0.46%
========       ========       ========       ========       ========       =======       =======
$236,903       $132,438       $126,972       $155,535       $163,825       $40,488       $44,958
   0.51%          0.51%          0.54%          0.54%          0.55%         0.99%         0.99%
   0.51%          0.51%          0.54%          0.54%          0.55%         1.06%         1.06%
   2.83%          0.94%          0.71%          1.36%          3.83%         2.27%         0.43%
   2.83%          0.94%          0.71%          1.36%          3.83%         2.20%         0.36%

           PLATINUM CLASS
-------------------------------------
       YEAR ENDED DECEMBER 31,
-------------------------------------
 2003           2002           2001
-------       --------       --------
$  1.00       $   1.00       $   1.00
-------       --------       --------
     --(D)        0.01           0.03
     --(D)          --(D)          --(D)
-------       --------       --------
     --           0.01           0.03
-------       --------       --------
     --(D)       (0.01)         (0.03)
     --(D)          --(D)          --(D)
-------       --------       --------
     --          (0.01)         (0.03)
-------       --------       --------
$  1.00       $   1.00       $   1.00
=======       ========       ========
  0.25%          0.98%          3.45%
=======       ========       ========
$48,920       $913,240       $868,395
  0.96%          0.93%          0.93%
  1.09%          0.94%          0.93%
  0.38%          0.97%          3.36%
  0.25%          0.96%          3.36%

--------------------------------------------------------------------------------

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             CASH MANAGEMENT CLASS
                                                              ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002      2001(B)
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(A)................................     0.03       0.01       0.01       0.02       0.04
    Net realized gain on investments........................       --(C)      --(C)      --(C)      --(C)      --(C)
                                                              -------    -------    -------    -------    -------
Total income from investment operations.....................     0.03       0.01       0.01       0.02       0.04
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
    Dividends from net investment income....................    (0.03)     (0.01)     (0.01)     (0.02)     (0.04)
    Distributions from net realized gain on investments.....       --(C)      --(C)      --(C)      --(C)      --(C)
                                                              -------    -------    -------    -------    -------
Total distributions.........................................    (0.03)     (0.01)     (0.01)     (0.02)     (0.04)
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                              =======    =======    =======    =======    =======
TOTAL RETURN................................................    3.12%      1.22%      1.04%      1.67%      4.09%
                                                              =======    =======    =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)................  $22,518    $28,591    $22,060    $38,310    $66,302
    Ratios to average net assets (annualized)(A):
      Expenses, net of waivers..............................    0.19%      0.19%      0.19%      0.19%      0.25%
      Expenses, before waivers..............................    0.38%      0.29%      0.37%      0.23%      0.25%
      Net investment income, net of waivers.................    2.99%      1.21%      1.04%      1.69%      3.74%
      Net investment income, before waivers.................    2.80%      1.11%      0.86%      1.65%      3.74%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

(B) Prior to December 1, 2001, the Cash Management Class of the American Beacon U.S. Government Money Market Fund was known as the Institutional Class of the American Beacon U.S. Government Money Market Fund. The Institutional Class had a higher expense structure than the Cash Management Class.

(C)  Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                                            PLATINUM CLASS
---------------------------------------------------------    -----------------------------------------------------
                 YEAR ENDED DECEMBER 31,                                    YEAR ENDED DECEMBER 31,
---------------------------------------------------------    -----------------------------------------------------
      2005       2004       2003        2002       2001       2005       2004       2003        2002        2001
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
    $   1.00    $  1.00    $  1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $   1.00    $   1.00
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
        0.03         --(C)    0.01        0.01       0.04       0.02         --(C)      --(C)     0.01        0.03
          --(C)      --(C)      --(C)       --(C)      --(C)      --(C)      --(C)      --(C)       --(C)       --(C)
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
        0.03         --       0.01        0.01       0.04       0.02         --         --        0.01        0.03
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
       (0.03)        --(C)   (0.01)      (0.01)     (0.04)     (0.02)        --(C)      --(C)    (0.01)      (0.03)
          --(C)      --(C)      --(C)       --(C)      --(C)      --(C)      --(C)      --(C)       --(C)       --(C)
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
       (0.03)        --      (0.01)      (0.01)     (0.04)     (0.02)        --         --       (0.01)      (0.03)
    --------    -------    -------    --------    -------    -------    -------    -------    --------    --------
    $   1.00    $  1.00    $  1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $   1.00    $   1.00
    ========    =======    =======    ========    =======    =======    =======    =======    ========    ========
       2.71%      0.85%      0.61%       1.30%      3.79%      2.30%      0.42%      0.24%       0.90%       3.37%
    ========    =======    =======    ========    =======    =======    =======    =======    ========    ========
    $  1,933    $ 5,370    $26,785    $175,115    $78,934    $ 3,915    $ 6,615    $ 6,752    $119,833    $112,670
       0.58%      0.56%      0.58%       0.55%      0.55%      0.99%      0.98%      1.00%       0.95%       0.95%
       0.61%      0.57%      0.62%       0.55%      0.55%      1.25%      1.15%      1.20%       0.98%       0.95%
       2.47%      0.68%      0.72%       1.25%      3.59%      2.19%      0.40%      0.31%       0.88%       3.20%
       2.44%      0.67%      0.68%       1.25%      3.59%      1.93%      0.23%      0.11%       0.85%       3.20%

--------------------------------------------------------------------------------

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              PLANAHEAD CLASS
                                                              ------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                               2005     2004        2003        2002     2001
                                                              ------   ------      ------      ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00
                                                              ------   ------      ------      ------   ------
    Net investment income(A)................................    0.02       --(B)       --(B)     0.01     0.02
    Less dividends from net investment income...............   (0.02)      --(B)       --(B)    (0.01)   (0.02)
                                                              ------   ------      ------      ------   ------
NET ASSET VALUE, END OF PERIOD..............................  $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00
                                                              ======   ======      ======      ======   ======
TOTAL RETURN................................................   1.49%    0.31%       0.32%       0.93%    2.25%
                                                              ======   ======      ======      ======   ======
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands):...............  $1,647   $1,706      $3,072      $7,346   $3,669
    Ratios to average net assets (annualized)(A):
      Expenses, net of waivers..............................   0.98%    0.94%       0.81%       0.57%    0.58%
      Expenses, before waivers..............................   1.22%    1.04%       0.93%       0.57%    0.58%
      Net investment income, net of waivers.................   1.52%    0.24%       0.36%       0.94%    2.30%
      Net investment income (loss), before waivers..........   1.28%    0.14%       0.24%       0.94%    2.30%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Municipal Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLATINUM CLASS
-----------------------------------------------------
               YEAR ENDED DECEMBER 31,
-----------------------------------------------------
 2005     2004        2003        2002         2001
 ----    ------      ------      -------      -------
$ 1.00   $ 1.00      $ 1.00      $  1.00      $  1.00
------   ------      ------      -------      -------
  0.02       --(B)       --(B)        --(B)      0.02
 (0.02)      --(B)       --(B)        --(B)     (0.02)
------   ------      ------      -------      -------
$ 1.00   $ 1.00      $ 1.00      $  1.00      $  1.00
======   ======      ======      =======      =======
 1.49%    0.31%       0.20%        0.51%        1.82%
======   ======      ======      =======      =======
$2,766   $3,472      $3,271      $71,132      $59,427
 0.99%    0.97%       1.01%        0.99%        1.00%
 1.55%    1.58%       1.35%        1.01%        1.00%
 1.51%    0.29%       0.21%        0.52%        1.87%
 0.95%   (0.32)%     (0.13)%       0.50%        1.87%

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
American Beacon Master Trust

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Master Trust (formerly known as AMR Investment Services Trust), comprised of the American Beacon Money Market Portfolio, the American Beacon U.S. Government Money Market Portfolio, and the American Beacon Municipal Money Market Portfolio, (collectively, the "Portfolios") (formerly known as the AMR Investment Services Money Market Portfolio, the AMR Investment Services U.S. Government Money Market Portfolio, and the AMR Investment Services Municipal Money Market Portfolio, respectively) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          -s- ERNST & YOUNG LLP

Chicago, Illinois
February 21, 2006

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT     VALUE
                                                              ----------   ----------
                                                              (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTE B) - 10.79%
Banc of America Securities, LLC, 4.27%, Due 1/3/2006........   $497,281    $  497,281
UBS Securities, LLC, 4.28%, Due 1/3/2006....................    235,000       235,000
                                                                           ----------
    TOTAL REPURCHASE AGREEMENTS.............................                  732,281
                                                                           ----------
EURODOLLAR TIME DEPOSITS - 10.68%
Rabobank Nederland, 4.188%, Due 1/3/2006....................    300,000       300,000
Societe Generale, 4.13%, Due 1/3/2006.......................    225,000       225,000
UBS AG, 4.063%, Due 1/3/2006................................    200,000       200,000
                                                                           ----------
    TOTAL EURODOLLAR TIME DEPOSITS..........................                  725,000
                                                                           ----------
CERTIFICATES OF DEPOSIT AND BANK NOTES - 23.87%
CERTIFICATES OF DEPOSIT - U.S. BANKS - 9.00%
JP Morgan Chase Bank, NA, (Note D)
  4.35%, Due 5/1/2006.......................................     15,000        15,007
  4.391%, Due 5/5/2006......................................     54,375        54,399
SouthTrust Bank, 4.44%, Due 6/1/2006 (Note D)...............     20,000        20,005
State Street Bank and Trust Company, 4.461%, Due 12/15/2006
  (Note D)..................................................     15,750        15,747
SunTrust Bank, (Note D)
  4.519%, Due 3/24/2006.....................................    100,000       100,003
  4.282%, Due 5/12/2006.....................................    150,000       150,000
  4.35%, Due 5/17/2006......................................     94,100        94,111
US Bank, NA, (Note D)
  4.422%, Due 3/8/2006......................................     30,000        30,000
  4.23%, Due 7/28/2006......................................    131,385       131,405
                                                                           ----------
    TOTAL CERTIFICATES OF DEPOSIT - U.S. BANKS..............                  610,677
                                                                           ----------
YANKEE CERTIFICATES OF DEPOSIT - U.S. BRANCHES - 14.87%
Barclays Bank, 4.313%, Due 6/21/2006 (Note D)...............     47,500        47,497
BNP Paribas, 4.158%, Due 1/30/2006 (Note D).................     88,000        87,997
Canadian Imperial Bank of Commerce, 4.47%, Due 6/2/2006
  (Note D)..................................................     50,000        50,011
Credit Suisse First Boston, (Note D)
  4.271%, Due 2/3/2006......................................     25,000        24,999
  4.311%, Due 2/6/2006......................................     10,000        10,000
  4.33%, Due 5/10/2006......................................    172,000       172,021
HSBC Bank USA,
  4.509%, Due 12/14/2006....................................    268,700       268,819
  4.29%, Due 5/4/2006 (Note D)..............................     98,000        98,014
Royal Bank of Scotland, 4.34%, Due 11/21/2006, 144A (Notes C
  and D)....................................................    150,000       150,000
Societe Generale, 4.158%, Due 1/30/2006 (Note D)............     50,000        49,997
UBS AG, 4.143%, Due 1/30/2006 (Note D)......................     50,000        49,997
                                                                           ----------
    TOTAL YANKEE CERTIFICATES OF DEPOSIT - U.S. BRANCHES....                1,009,352
                                                                           ----------
    TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES............                1,620,029
                                                                           ----------
VARIABLE RATE PROMISSORY NOTES (NOTE D) - 4.42%
Goldman Sachs Group, 4.364%, Due 11/9/2006..................    300,000       300,000
                                                                           ----------
    TOTAL VARIABLE RATE PROMISSORY NOTES....................                  300,000
                                                                           ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT     VALUE
                                                              ----------   ----------
                                                              (DOLLARS IN THOUSANDS)
VARIABLE RATE FUNDING AGREEMENTS (NOTES A AND D) - 2.21%
Metropolitan Life Insurance Company, 4.42%, Due
  11/21/2006................................................   $150,000    $  150,000
                                                                           ----------
    TOTAL VARIABLE RATE FUNDING AGREEMENTS..................                  150,000
                                                                           ----------
ASSET-BACKED COMMERCIAL PAPER (NOTE E) - 11.08%
Clipper Receivables Corporation, 4.30%, Due 1/26/2006, 144A
  (Note C)..................................................     47,000        46,860
FCAR Owner Trust, Series I,
  4.32%, Due 1/26/2006......................................     50,000        49,850
  4.29%, Due 1/17/2006......................................     50,000        49,905
  4.22%, Due 2/6/2006.......................................     75,000        74,684
Fountain Square Commercial Funding, 4.29%, Due 2/8/2006,
  144A (Note C).............................................     35,000        34,842
GOVCO Incorporated, 4.415%, Due 1/23/2006, 144A (Note C)....     50,000        49,873
Jupiter Asset Securitization Corporation, 4.16%, Due
  1/11/2006, 144A (Note C)..................................     50,000        49,942
K2 USA LLC, 4.27%, Due 2/8/2006, 144A (Note C)..............     50,000        49,775
Long Lane Master Trust IV, 144A (Note C)
  4.29%, Due 2/1/2006.......................................     50,000        49,815
  4.245%, Due 1/23/2006.....................................     81,661        81,449
Stanfield Victoria, 144A (Note C)
  4.30%, Due 1/20/2006......................................     22,000        21,950
  4.18%, Due 1/25/2006......................................     42,000        41,883
  4.19%, Due 1/27/2006......................................     30,800        30,707
  4.20%, Due 1/30/2006......................................     27,000        26,909
  4.21%, Due 2/1/2006.......................................     59,744        59,528
  4.31%, Due 2/21/2006......................................     34,000        33,792
                                                                           ----------
    TOTAL ASSET-BACKED COMMERCIAL PAPER.....................                  751,764
                                                                           ----------
VARIABLE RATE MEDIUM-TERM NOTES (NOTE D) - 36.64%
Abbey National Treasury Services, PLC, 4.19%, Due 1/13/2006,
  144A (Note C).............................................    102,000       102,001
American Honda Finance Corporation, 144A (Note C)
  4.541%, Due 2/6/2006......................................     13,000        13,003
  4.292%, Due 2/13/2006.....................................     25,000        25,000
  4.34%, Due 2/16/2006......................................     25,000        25,001
  4.42%, Due 2/21/2006......................................     35,120        35,124
  4.285%, Due 7/11/2006.....................................     20,150        20,168
  4.145%, Due 10/10/2006....................................     30,000        30,009
  4.159%, Due 10/18/2006....................................     47,000        47,001
  4.251%, Due 11/7/2006.....................................     55,000        55,000
  4.44%, Due 12/12/2006.....................................     63,000        62,994
Bank One, NA, 4.173%, Due 1/12/2007.........................     63,000        63,047
Bayerische Landesbank Girozentrale, 4.50%, Due 2/1/2006.....     24,000        24,006
Citigroup, Incorporated,
  4.625%, Due 3/20/2006.....................................    105,975       106,012
  4.495%, Due 5/19/2006.....................................     40,000        40,022
Citigroup Global Markets Holdings, Incorporated,
  4.587%, Due 6/6/2006......................................     25,000        25,018
  4.325%, Due 7/25/2006.....................................    100,000       100,086
  4.59%, Due 12/12/2006.....................................     13,178        13,196

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT     VALUE
                                                              ----------   ----------
                                                              (DOLLARS IN THOUSANDS)
General Electric Capital Corporation,
  4.461%, Due 2/3/2006......................................   $107,544    $  107,566
  4.491%, Due 2/6/2006......................................     30,275        30,282
  4.502%, Due 5/12/2006.....................................     10,983        10,991
  4.47%, Due 1/17/2007......................................    180,000       180,000
Halifax Bank of Scotland plc, 144A (Note C)
  4.153%, Due 1/12/2006.....................................    106,000       106,002
  4.236%, Due 1/26/2006.....................................     23,000        23,001
  4.547%, Due 6/30/2006.....................................     76,600        76,624
  4.40%, Due 8/28/2006......................................     40,000        40,011
Metropolitan Life Global Funding I, 144A (Note C)
  4.517%, Due 3/17/2006.....................................     22,000        22,003
  4.55%, Due 8/28/2006......................................     32,620        32,652
Morgan Stanley Group, Incorporated, 4.799%, Due 3/27/2006...    284,100       284,297
PACCAR Financial Corporation,
  4.42%, Due 9/20/2006......................................     33,000        32,982
  4.36%, Due 12/4/2006......................................    125,000       124,942
Toyota Motor Credit Corporation,
  4.11%, Due 7/14/2006......................................    175,000       175,018
  4.436%, Due 9/15/2006.....................................     84,200        84,202
Wachovia Bank, NA, 4.37%, Due 12/4/2006.....................     27,000        27,000
Wells Fargo and Company,
  4.54%, Due 3/3/2006.......................................     88,613        88,634
  4.57%, Due 6/12/2006......................................     75,500        75,545
  4.581%, Due 9/15/2006.....................................     27,775        27,799
  4.359%, Due 1/15/2007, 144A (Note C)......................    150,000       150,000
                                                                           ----------
    TOTAL VARIABLE RATE MEDIUM-TERM NOTES...................                2,486,239
                                                                           ----------
TOTAL INVESTMENTS - 99.69% (COST $6,765,313)................                6,765,313
                                                                           ----------
OTHER ASSETS, NET OF LIABILITIES - 0.31%....................                   20,728
                                                                           ----------
TOTAL NET ASSETS - 100%.....................................               $6,786,041
                                                                           ==========

---------------

Based on the cost of investments of $6,765,313 for federal income tax purposes at December 31, 2005, there was no unrealized appreciation or depreciation of investments.

(A) Obligation is subject to an unconditional put back to the issuer with ninety calendar days notice.

(B) Collateral held at Bank of New York for Banc of America Securities, LLC, FHLMC 3.962 - 5.50%, Due 3/1/2017 - 8/1/2035 and FNMA 3.981% - 7.50%, Due
    12/1/2017 - 12/1/2035, Total Value - $505,091; and at JPMorgan Chase for UBS Securities, LLC, FNMA 4.038 - 6.302%, Due 2/1/2011 - 12/1/2035 and FHLMC
    4.559% - 5.989%, Due 2/1/2032 - 1/1/2034, Total Value - $235,112.

(C) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,592,919 or 23.47% of net assets.

(D) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

(E) Rates associated with money market securities represent discount rate at time of purchase.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT     VALUE
                                                              ----------    --------
                                                              (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTE A) - 87.43%
Banc of America Securities, LLC, 4.27%, Due 1/3/2006........   $52,000      $ 52,000
Barclays Capital, Incorporated, 4.30%, Due 1/3/2006.........    55,000        55,000
Goldman Sachs, 4.24%, Due 1/3/2006..........................    47,449        47,449
UBS Securities, LLC, 4.28%, Due 1/3/2006....................    55,000        55,000
                                                                            --------
    TOTAL REPURCHASE AGREEMENTS.............................                 209,449
                                                                            --------
U.S. GOVERNMENT AGENCY VARIABLE RATE INSTRUMENTS - 12.52%
Federal Farm Credit Bank,
  Federal Home Loan Bank, Variable Rate Note, 3.914%, Due
    4/4/2007 (Note B).......................................    10,000         9,994
  Federal Home Loan Mortgage Corporation, Variable Rate
    Note, 4.389%, Due 12/27/2006 (Note B)...................    10,000         9,994
  Federal National Mortgage Association, Variable Rate Note,
    4.371%, Due 12/22/2006 (Note B).........................    10,000         9,994
                                                                            --------
    TOTAL U.S. GOVERNMENT AGENCY VARIABLE RATE
     INSTRUMENTS............................................                  29,982
                                                                            --------
TOTAL INVESTMENTS - 99.95% (COST $239,431)..................                 239,431
                                                                            --------
OTHER ASSETS, NET OF LIABILITIES - 0.05%....................                     129
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $239,560
                                                                            ========

---------------

Based on the cost of investments of $239,431 for federal income tax purposes at December 31, 2005, there was no unrealized appreciation or depreciation of investments.

(A) Collateral held at Bank of New York for Banc of America Securities, LLC, FHLMC 4.00 - 5.00%, Due 1/1/2020 - 1/1/2036 and FNMA 4.50% - 5.00%, Due
    1/1/2020 - 9/1/2035, Total Value - $52,847; and Barclays Capital, Incorporated, FHLMC 3.329 - 4.892%, Due 9/1/2033 - 3/1/2035, Total
    Value - $55,918; and Goldman Sachs, FHLMC 5.50 - 5.696%, Due
    10/1/2032 - 11/1/2035, Total Value - $48,183, and at JP Morgan Chase Bank for UBS Securities, LLC, FNMA 4.28%, Due 2/1/2011, Total Value - $55,026.

(B) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT      VALUE
                                                              -----------    --------
                                                              (DOLLARS IN THOUSANDS)
MUNICIPAL OBLIGATIONS (NOTE A) - 96.38%
CALIFORNIA - 5.25%
Los Angeles Department of Airports Revenue Bonds, Series
  2003 A, (Airport, port and marina improvements), 3.80%,
  Due 5/15/2016, LOC BNP Paribas............................    $1,000       $ 1,000
Irvine Ranch California Water District, General Obligations,
  Consolidated Series 1995, 3.72%, Due 1/1/2021, LOC State
  Street Bank...............................................       600           600
                                                                             -------
    TOTAL CALIFORNIA........................................                   1,600
                                                                             -------
COLORADO - 9.35%
Colorado Educational and Cultural Facilities Variable Rate
  Demand Revenue Bonds (National Jewish Federation Bond
  Program), Series A7, 3.70%, Due 7/1/2029, LOC Bank Of
  America, NA...............................................     1,250         1,250
Colorado Educational and Cultural Facilities Authority
  Variable Rate Demand Revenue Bonds (National Jewish
  Federation Bond Program), Series C-1, 3.70%, Due 9/1/2035,
  LOC US Bank, NA...........................................     1,600         1,600
                                                                             -------
    TOTAL COLORADO..........................................                   2,850
                                                                             -------
FLORIDA - 8.95%
Alachua County, Florida Housing Financial Authority,
  Multifamily Housing Revenue Bonds, Series 2001 (University
  Cove Apartment Project), 3.55%, Due 6/15/2034, LOC
  SouthTrust Bank...........................................     1,830         1,830
Orange County Health Facilities Authority, Variable Rate
  Demand Revenue Bonds, Series 1992 (Adventist Health
  System/Sunbelt, Inc.), 3.58%, Due 11/15/2014, LOC Suntrust
  Bank......................................................       900           900
                                                                             -------
    TOTAL FLORIDA...........................................                   2,730
                                                                             -------
ILLINOIS - 5.90%
Village of Richton Park, Illinois-Industrial Development
  Revenue Bonds, Series 1997
  (Avatar Corporation Project), 3.57%, Due 4/1/2027, LOC
  Fifth Third Bank..........................................     1,800         1,800
                                                                             -------
    TOTAL ILLINOIS..........................................                   1,800
                                                                             -------
INDIANA - 3.28%
Fort Wayne, Indiana Industrial Economic Development Revenue
  Bonds, Series 1989 (ND-Tech Corporation Project), 3.63%,
  Due 7/1/2009, LOC Bank One, NA............................     1,000         1,000
                                                                             -------
    TOTAL INDIANA...........................................                   1,000
                                                                             -------
KENTUCKY - 7.80%
Breckinridge County, Kentucky Lease Program Revenue Bonds,
  Series A, 3.70%, Due 2/1/2032, LOC US Bank, NA............     1,278         1,278
Carroll County, Kentucky Solid Waste Disposal Revenue Bonds,
  Series 2001 (North American Stainless, L.P.), 3.58%, Due
  5/1/2031, LOC Fifth Third Bank............................     1,100         1,100
                                                                             -------
    TOTAL KENTUCKY..........................................                   2,378
                                                                             -------
MARYLAND - 5.51%
Montgomery County, Maryland Variable Rate Housing Revenue
  Bonds, Series 1997, Issue I (The Grand), 3.53%, Due
  6/1/2030, LOC Federal National Mortgage Association.......     1,680         1,680
                                                                             -------
    TOTAL MARYLAND..........................................                   1,680
                                                                             -------
MICHIGAN - 5.82%
Michigan State Housing Development Authority Variable Rate
  Limited Obligation Multifamily Housing Revenue Refunding
  Bonds, 3.54%, Due 6/1/2018, LOC Bank of New York..........     1,775         1,775
                                                                             -------
    TOTAL MICHIGAN..........................................                   1,775
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT      VALUE
                                                              -----------    --------
                                                              (DOLLARS IN THOUSANDS)
NEVADA - 3.28%
Nevada Housing Division-Variable Rate Demand Multi-Unit
  Housing Revenue Bonds, Series 2004 (Sundance Village
  Apartments), 3.55%, Due 10/1/2035, LOC Citibank...........    $1,000       $ 1,000
                                                                             -------
    TOTAL NEVADA............................................                   1,000
                                                                             -------
NEW YORK - 19.35%
Long Island Power Authority Subordinated Revenue Bonds,
  Subseries 1B, 3.70%, Due 5/1/2033, LOC State Street
  Bank......................................................     1,000         1,000
New York City Housing Development Corporation, Multi-Family
  Mortgage Revenue Bonds, Series 2002A (First Avenue
  Development), 3.60%, Due 10/15/2035, LOC Fannie Mae.......       800           800
New York State Housing Finance Agency, 66 West 38th Street
  Housing Revenue Bonds, Series 2000A, 3.52%, Due 5/15/2033,
  LOC Fannie Mae............................................     1,600         1,600
New York City, General Obligation Bonds, Series E, 3.43%,
  Due 8/1/2009, LOC JP Morgan Chase.........................     1,500         1,500
New York City, General Obligation Bonds, 1994, Series A,
  3.77%, Due 8/1/2016, LOC Morgan Guaranty Trust............     1,000         1,000
                                                                             -------
    TOTAL NEW YORK..........................................                   5,900
                                                                             -------
OHIO - 5.57%
Ohio Water Development Authority, Environmental Improvement
  Revenue Bonds, Series 2000B (Waste Management,
  Incorporated Project), 3.60%, Due 7/1/2020, LOC Fleet
  National Bank.............................................     1,700         1,700
                                                                             -------
    TOTAL OHIO..............................................                   1,700
                                                                             -------
PENNSYLVANIA - 3.70%
Delaware County Pennsylvania Pollution Control Revenue
  Bonds, Series 1999 A, 3.75%,
  Due 4/1/2021 LOC Wachovia Bank, NA........................     1,130         1,130
                                                                             -------
    TOTAL PENNSYLVANIA......................................                   1,130
                                                                             -------
TEXAS - 3.93%
City of Midlothian, Texas Industrial Development
  Corporation, Environmental Facilities Revenue Bonds,
  Series 1999 (Holnam Texas Limited Partnership Project)
  3.54%, Due 9/1/2031, LOC Bank One.........................     1,200         1,200
                                                                             -------
    TOTAL TEXAS.............................................                   1,200
                                                                             -------
UTAH - 3.77%
Morgan County, Utah Solid Waste Disposal Revenue Bonds,
  Series 1996 (Holman, Inc. Project), 3.55%, Due 8/1/2031,
  LOC Wachovia Bank, NA.....................................     1,150         1,150
                                                                             -------
    TOTAL UTAH..............................................                   1,150
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

                                                              PAR AMOUNT      VALUE
                                                              -----------    --------
                                                              (DOLLARS IN THOUSANDS)
WYOMING - 4.92%
Sweetwater County, Wyoming Pollution Control Revenue
  Refunding Bonds, Series 1990A (Pacificorp Project), 3.50%,
  Due 7/1/2015, LOC Barclays Bank PLC.......................    $1,500       $ 1,500
                                                                             -------
    TOTAL WYOMING...........................................                   1,500
                                                                             -------
    TOTAL MUNICIPAL OBLIGATIONS.............................                  29,393
                                                                             -------
                                                                SHARES
                                                              -----------
OTHER INVESTMENTS - 3.39%
Federated Municipal Obligations Fund........................   336,133           336
BlackRock Provident MuniCash Fund...........................   698,180           698
                                                                             -------
    TOTAL OTHER INVESTMENTS.................................                   1,034
                                                                             -------
TOTAL INVESTMENTS - 99.77% (COST $30,427)...................                  30,427
                                                                             -------
OTHER ASSETS, NET OF LIABILITIES - 0.23%....................                      69
                                                                             -------
TOTAL NET ASSETS - 100%.....................................                 $30,496
                                                                             =======

---------------

Based on the cost of investments of $30,427 for federal income tax purposes at December 31, 2005, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity or yield to next reset date.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005
--------------------------------------------------------------------------------

                                                                             U.S. GOVERNMENT    MUNICIPAL
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                              ------------   ---------------   ------------
                                                                             (IN THOUSANDS)
ASSETS:
    Investments in securities at value (cost - $6,033,032,
      $29,982 and $30,427, respectively)....................   $6,033,032       $ 29,982         $30,427
    Repurchase agreements (cost - $732,281, $209,449 and $0
      respectively)                                               732,281        209,449              --
    Dividends and interest receivable.......................       21,499            166              77
                                                               ----------       --------         -------
        TOTAL ASSETS........................................    6,786,812        239,597          30,504
                                                               ----------       --------         -------
LIABILITIES:
    Management and investment advisory fees payable (Note
      2)....................................................          598             23               4
    Other liabilities.......................................          173             14               4
                                                               ----------       --------         -------
        TOTAL LIABILITIES...................................          771             37               8
                                                               ----------       --------         -------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....   $6,786,041       $239,560         $30,496
                                                               ==========       ========         =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2005
--------------------------------------------------------------------------------

                                                                             U.S. GOVERNMENT    MUNICIPAL
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                              ------------   ---------------   ------------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income.........................................    $225,693         $7,994            $877
                                                                --------         ------            ----
        TOTAL INVESTMENT INCOME.............................     225,693          7,994             877
                                                                --------         ------            ----
EXPENSES:
    Management and investment advisory fees (Note 2)........       6,807            245              35
    Custodian fees..........................................         304              9               2
    Professional fees.......................................         180              8               1
    Other expenses..........................................         274             32               2
                                                                --------         ------            ----
        TOTAL EXPENSES......................................       7,565            294              40
                                                                --------         ------            ----
NET INVESTMENT INCOME.......................................     218,128          7,700             837
                                                                --------         ------            ----
REALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments........................          18              6              --
                                                                --------         ------            ----
        NET GAIN ON INVESTMENTS.............................          18              6              --
                                                                --------         ------            ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $218,146         $7,706            $837
                                                                ========         ======            ====

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  U.S. GOVERNMENT
                                                      MONEY MARKET                  MONEY MARKET          MUNICIPAL MONEY MARKET
                                               ---------------------------   --------------------------   -----------------------
                                                       YEAR ENDED                    YEAR ENDED                 YEAR ENDED
                                                      DECEMBER 31,                  DECEMBER 31,               DECEMBER 31,
                                               ---------------------------   --------------------------   -----------------------
                                                   2005           2004          2005           2004         2005         2004
                                               ------------   ------------   -----------   ------------   --------   ------------
                                                                                 (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income....................  $    218,128   $     70,915   $     7,700   $     3,441    $    837     $    464
    Net realized gain on investments.........            18            208             6            15          --           --
                                               ------------   ------------   -----------   -----------    --------     --------
        TOTAL INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS..........       218,146         71,123         7,706         3,456         837          464
                                               ------------   ------------   -----------   -----------    --------     --------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Contributions............................    98,275,830     59,602,193     1,782,252     1,351,736      56,703       56,379
    Withdrawals..............................   (97,114,356)   (59,216,512)   (1,799,917)   (1,340,743)    (62,338)     (61,336)
                                               ------------   ------------   -----------   -----------    --------     --------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM TRANSACTIONS IN
          INVESTORS' BENEFICIAL INTERESTS....     1,161,474        385,681       (17,665)       10,993      (5,635)      (4,957)
                                               ------------   ------------   -----------   -----------    --------     --------
        NET INCREASE (DECREASE) IN NET
          ASSETS.............................     1,397,620        456,804        (9,959)       14,449      (4,798)      (4,493)
                                               ------------   ------------   -----------   -----------    --------     --------
NET ASSETS:
    Beginning of period......................     5,406,421      4,949,617       249,519       235,070      35,294       39,787
                                               ------------   ------------   -----------   -----------    --------     --------
    END OF PERIOD............................  $  6,786,041   $  5,406,421   $   239,560   $   249,519    $ 30,496     $ 35,294
                                               ============   ============   ===========   ===========    ========     ========

                             See accompanying notes
--------------------------------------------------------------------------------

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                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MONEY MARKET
                                                              -------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------
                                                              2005    2004    2003    2002    2001
                                                              -----   -----   -----   -----   -----
Total return................................................  3.25%   1.34%   1.13%   1.81%   4.30%
Ratios to average net assets (annualized):
    Expenses................................................  0.11%   0.11%   0.11%   0.11%   0.11%
    Net investment income...................................  3.20%   1.30%   1.14%   1.81%   3.95%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       U.S. GOVERNMENT MONEY MARKET                 MUNICIPAL MONEY MARKET
------------------------------------------   -------------------------------------
         YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
------------------------------------------   -------------------------------------
     2005    2004    2003    2002    2001    2005    2004    2003    2002    2001
    ------   -----   -----   -----   -----   -----   -----   -----   -----   -----
     3.19%   1.30%   1.11%   1.74%   4.24%   2.38%   1.18%   1.08%   1.39%   2.71%
     0.12%   0.11%   0.12%   0.12%   0.11%   0.11%   0.11%   0.12%   0.12%   0.13%
     3.15%   1.30%   1.13%   1.71%   3.99%   2.35%   1.14%   1.05%   1.39%   2.71%

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio, American Beacon Master U.S. Government Money Market Portfolio and American Beacon Master Municipal Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
December 31, 2005
--------------------------------------------------------------------------------

collateralized by U.S. Treasury or U.S. Government agency securities and are valued at cost, which approximates market value. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

  Interfund Lending Program

     Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the year ended December 31, 2005, the Money Market Portfolio earned $5,005 under the credit facility. This amount is included in interest income on the financial statements.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
TAX INFORMATION FOR THE TAX YEAR ENDED DECEMBER 31, 2005
(Unaudited)
--------------------------------------------------------------------------------


     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The distributions to shareholders included short-term capital gains as follows:

                                    Money Market Fund                           $1,840
                                    U.S. Government Money Market Fund           $  847
                                    Municipal Money Market Fund                 $   --

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") and the American Beacon Master Trust (the "Master Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (57)       President and      President (1986-Present) and Director (2003-Present),
                              Trustee of the     American Beacon Advisors, Inc.; Chairman (1989-2003) and
                             Trust since 1987    Director (1979-1989, 2003-Present), American Airlines
                              and the Master     Federal Credit Union; Director, Crescent Real Estate
                             Trust since 1995    Equities, Inc. (1994- Present); Director, Pritchard, Hubble
                                                 & Herr, LLC (investment adviser) (2001- Present); Director of Investment Committee, Southern Methodist University
                                                 Endowment Fund (1996-Present); Member of Advisory Board,
                                                 Southern Methodist University Cox School of Business
                                                 (1999-2002); Member of Pension Manager Committee, New York
                                                 Stock Exchange (1997-1998, 2000-2002); Vice Chairman,
                                                 Committee for the Investment of Employee Benefits
                                                 (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                 Committee for the Investment of Employee Benefits
                                                 (1982-2004); Director, United Way of Metropolitan Tarrant
                                                 County (1988-2000, 2004-Present); Trustee, American Beacon
                                                 Select Funds (1999-Present); Trustee, American Beacon
                                                 Mileage Funds (1995-Present).

Alan D. Feld** (69)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties, Inc.
                                                 (1994-Present); Trustee, American Beacon Select Funds (1999-
                                                 Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-2004); President and CEO,
                                                 Allmerica Trust Company, N.A. (1996-1997); President and
                                                 CEO, Fidelity Investments Southwest Company (1983-1995);
                                                 Senior Vice President of Regional Centers, Fidelity
                                                 Investments (1988-1995); Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (45)        Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer
                                                 and Secretary, Kimbell Art Foundation (1993-Present);
                                                 Trustee, Texas Christian University (1998-Present); Trustee,
                                                 W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); ); Director, Christian Church
                                                 Foundation (1999-Present);Trustee, American Beacon Select
                                                 Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present).

Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present).

Stephen D. O'Sullivan (70)  Trustee of Trust     Consultant (1994-Present); Trustee, American Beacon Select
                              since 1987 and     Funds (1999- Present); Trustee, American Beacon Mileage
                             the Master Trust    Funds (1995-Present).
                                since 1995

R. Gerald Turner (60)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Select Funds (2001-Present);
                                                 Trustee, American Beacon Mileage Funds (2001-Present).

Kneeland Youngblood (50)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court             and Chairman      equity firm) (1998- Present); Director, Burger King
Suite 1740                      since 2005       Corporation (2004-Present); Trustee, The Hockaday School
Dallas, Texas 75201                              (1997-2005); Director, Starwood Hotels and Resorts (2001-
                                                 Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, Dallas Employee Retirement
                                                 Fund (2004-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment adviser) (1996-2004).

Nancy A. Eckl (43)          VP of Trust since    Vice President, Trust Investments, American Beacon Advisors,
                               1990 and the      Inc. (1990-Present).
                               Master Trust
                                since 1995

Michael W. Fields (51)      VP of Trust since    Vice President, Fixed Income Investments, American Beacon
                               1989 and the      Advisors, Inc. (1988- Present).
                               Master Trust
                                since 1995

Rebecca L. Harris (39)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995-Present).

Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004-Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and the Master Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's and the Master Trust's sub-advisers.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:

    Cash Management Class          PlanAhead Class(R)           Cash Management Class          PlanAhead Class(R)
     Institutional Class                                         Institutional Class
                                   Call (800) 388-3344           Platinum Class(SM)           American Beacon Funds
     Call (800) 658-5811                                                                         P.O. Box 219643
     Platinum Class(SM)                                         American Beacon Funds      Kansas City, MO 64121-9643
                                                             4151 Amon Carter Blvd., MD
     Call (800) 967-9009                                                2450
                                                                Fort Worth, TX 76155

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. Platinum Class, American Beacon Money Market Fund, American Beacon U.S. Government Money Market Fund, and American Beacon Municipal Money Market Fund are service marks of American Beacon Advisors, Inc.
                                                                        AR 12/05
                                                                          536464

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $178,109*        10/31/2004
  $41,994*         12/31/2004
  $212,628         10/31/2005
  $48,010          12/31/2005

* Revised to include additional audit fees assessed in 2005 relating to 2004 audit

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $0                      10/31/2004
 $0                      12/31/2004
 $26,460*                10/31/2005
 $0                      12/31/2005

* Attestation services related to Interfund Lending Program

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $0             10/31/2004
 $0             12/31/2004
 $28,847*       10/31/2005
 $10,695*       12/31/2005

* For review of 2003 and 2004 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2004
     $0               12/31/2004
     $0               10/31/2005
     $0               12/31/2005

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $0           $0                   N/A                       10/31/2004
  $0           $0                   N/A                       12/31/2004
  $55,307      $0                   N/A                       10/31/2005
  $10,695      $0                   N/A                       12/31/2005

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series Trust. A complete schedule of investments for each of these two series follows.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master International Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 23, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
Australia - 4.7%  Airlines - 0.0%                              33,640  Qantas Airways Ltd.                             $     99,694
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                             47,710  Coca-Cola Amatil Ltd.                                269,833
                                                               86,856  Foster's Group Ltd.                                  355,521
                                                                                                                       ------------
                                                                                                                            625,354
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.1%                         11,970  CSL Ltd.                                             373,176
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                       11,468  Macquarie Bank Ltd.                                  573,303
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                             15,190  Orica Ltd.                                           227,310
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.2%                      86,582  Australia & New Zealand Banking Group Ltd.         1,521,122
                                                               54,199  Commonwealth Bank of Australia                     1,699,645
                                                               70,318  National Australia Bank Ltd.                       1,671,262
                                                               92,778  Westpac Banking Corp.                              1,548,308
                                                                                                                       ------------
                                                                                                                          6,440,337
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%        53,780  Brambles Industries Ltd.                             399,238
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             7,743  Leighton Holdings Ltd.                               101,556
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                19,286  Boral Ltd.                                           114,593
                                                               36,728  CSR Ltd.                                              93,758
                                                                3,992  James Hardie Industries NV                            26,355
                                                               47,920  Rinker Group Ltd.                                    578,247
                                                                                                                       ------------
                                                                                                                            812,953
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                41,043  Amcor Ltd.                                           224,901
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                          65,581  Pacific Brands Ltd.                                  127,965
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.2%         1,250  Australian Stock Exchange Ltd.                        29,801
                                                               17,991  Babcock & Brown Ltd.                                 226,334
                                                               23,490  Challenger Financial Services Group Ltd.              69,786
                                                               16,417  SFE Corp. Ltd.                                       166,671
                                                               23,405  Suncorp-Metway Ltd.                                  344,234
                                                                                                                       ------------
                                                                                                                            836,826
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               112,683  Telstra Corp. Ltd.                                   324,849
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.2%              60,420  Coles Myer Ltd.                                      452,519
                                                               45,737  Woolworths Ltd.                                      565,325
                                                                                                                       ------------
                                                                                                                          1,017,844
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%       7,344  Ansell Ltd.                                           59,529
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%      40,746  Mayne Group Ltd.                                     105,509
                                                                2,368  Sonic Healthcare Ltd.                                 25,708
                                                                                                                       ------------
                                                                                                                            131,217
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%          4,629  Aristocrat Leisure Ltd.                               41,834
                                                               23,453  TABCORP Holdings Ltd.                                267,866
                                                               14,689  UNiTAB Ltd.                                          146,434
                                                                                                                       ------------
                                                                                                                            456,134
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                           11,639  Computershare Ltd.                              $     57,972
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%              15,471  Wesfarmers Ltd.                                      419,564
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.3%                             75,906  AMP Ltd.                                             428,187
                                                               45,366  AXA Asia Pacific Holdings Ltd.                       169,054
                                                               99,381  Insurance Australia Group Ltd.                       395,124
                                                               28,433  QBE Insurance Group Ltd.                             408,799
                                                                                                                       ------------
                                                                                                                          1,401,164
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                 73,935  John Fairfax Holdings Ltd.                           217,483
                                                                6,114  Publishing & Broadcasting Ltd.                        73,912
                                                                                                                       ------------
                                                                                                                            291,395
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.8%                       52,998  Alumina Ltd.                                         288,466
                                                              162,763  BHP Billiton Ltd.                                  2,716,239
                                                               18,416  BlueScope Steel Ltd.                                  94,158
                                                               30,834  Iluka Resources Ltd.                                 177,328
                                                               14,132  Newcrest Mining Ltd.                                 251,907
                                                               23,360  OneSteel Ltd.                                         57,405
                                                               15,304  Rio Tinto Ltd.                                       774,613
                                                                                                                       ------------
                                                                                                                          4,360,116
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.1%                       20,590  Australian Gas Light Co., Ltd.                       259,635
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%           11,923  Caltex Australia Ltd.                                169,500
                                                               24,197  Origin Energy Ltd.                                   133,301
                                                               34,877  Santos Ltd.                                          313,405
                                                               27,600  Woodside Petroleum Ltd.                              793,442
                                                                                                                       ------------
                                                                                                                          1,409,648
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                5,300  PaperlinX Ltd.                                        14,929
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                       40,746  Mayne Pharma Ltd. (a)                                 75,919
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.5%                          116,985  CFS Gandel Retail Trust                              171,629
                                                               14,559  Centro Properties Group/New                           67,603
                                                               57,330  Commonwealth Property Office Fund                     53,619
                                                              134,992  General Property Trust                               405,994
                                                               88,153  ING Industrial Fund                                  144,203
                                                               31,118  Investa Property Group                                45,311
                                                               18,422  Lend Lease Corp., Ltd.                               195,675
                                                               21,584  Macquire Goodman Group                                75,682
                                                               46,448  Mirvac Group                                         140,377
                                                               64,780  Stockland                                            308,877
                                                               77,553  Westfield Group                                    1,033,107
                                                                                                                       ------------
                                                                                                                          2,642,077
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                           16,182  Toll Holdings Ltd.                                   176,868
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%        128,881  Macquarie Infrastructure Group                  $    336,566
                                                               16,500  Patrick Corp. Ltd.                                    89,567
                                                               10,811  Transurban Group                                      52,341
                                                                                                                       ------------
                                                                                                                            478,474
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Australia                  24,419,947
- ---------------------------------------------------------------------------------------------------------------------------------
Austria - 0.4%    Building Products - 0.0%                      3,535  Wienerberger AG                                      140,936
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                       7,239  Erste Bank der Oesterreichischen Sparkassen AG       401,749
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                    53  RHI AG (a)                                             1,425
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                   568  Mayr-Melnhof Karton AG                                79,058
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                19,827  Telekom Austria AG                                   444,352
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                        47  Verbund - Oesterreichische
                                                                       Elektrizitaetswirtschafts AG                          16,704
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                              1,316  Andritz AG                                           144,130
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                          906  Boehler-Uddeholm AG                                  152,713
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.1%            7,343  OMV AG                                               428,741
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                            5,877  IMMOFINANZ Immobilien Anlagen AG (a)                  56,220
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.1%     105,980  Hagemeyer NV - Registered Shares                     342,524
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          1,169  Flughafen Wien AG                                     83,409
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Austria                     2,291,961
- ---------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.1%    Beverages - 0.1%                              5,910  InBev NV                                             256,329
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                              2,818  Solvay SA                                            309,462
                                                                1,724  Umicore                                              202,541
                                                                   52  Umicore "VVPR strip" (a)                                   6
                                                                                                                       ------------
                                                                                                                            512,009
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                      25,528  Dexia                                                586,574
                                                               10,019  KBC Bancassurance Holding                            929,480
                                                                                                                       ------------
                                                                                                                          1,516,054
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                             222  D'ieteren SA                                          60,882
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.4%        55,909  Fortis                                             1,777,286
                                                                3,292  Groupe Bruxelles Lambert SA                          321,713
                                                                                                                       ------------
                                                                                                                          2,098,999
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 9,883  Belgacom SA                                          321,164
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                   1,022  Bekaert SA                                            95,174
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                          520  Barco NV                                              38,949
                  Instruments - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%               1,003  Colruyt SA                                           137,948
                                                                1,314  Delhaize Group                                        85,556
                                                                  950  Delhaize Group (b)                                    62,197
                                                                                                                       ------------
                                                                                                                            285,701
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%       1,608  Omega Pharma SA                                       83,475
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%           2,040  AGFA-Gevaert NV                                       37,081
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                 1,790  Compagnie Maritime Belge SA (CMB)               $     58,802
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%            1,790  Euronav Sa                                            51,750
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                        4,095  UCB SA                                               191,665
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                      900  Mobistar SA                                           71,127
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Belgium                     5,679,161
- ---------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%    Textiles, Apparel & Luxury Goods - 0.0%      21,785  Yue Yuen Industrial Holdings                          60,830
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Bermuda                        60,830
- ---------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.7%    Beverages - 0.0%                                356  Carlsberg A/S                                         19,029
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                              2,267  Novozymes A/S Class B                                123,685
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                      17,488  Danske Bank A/S                                      613,959
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             1,417  FLS Industries A/S Class B                            41,680
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                11,049  TDC A/S                                              659,608
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                   9,457  Vestas Wind Systems A/S (a)                          154,789
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                          2,482  Danisco A/S                                          189,385
                                                                2,039  East Asiatic Co., Ltd. A/S                           191,536
                                                                                                                       ------------
                                                                                                                            380,921
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%         186  Coloplast AS Class B                                  11,501
                                                                5,043  GN Store Nord                                         65,794
                                                                1,530  William Demant Holding (a)                            84,322
                                                                                                                       ------------
                                                                                                                            161,617
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                       464  Bang & Olufsen A/S Class B                            47,549
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                907  Topdanmark A/S (a)                                    78,459
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                820  NKT Holding A/S                                       37,476
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.1%                                    51  AP Moller - Maersk A/S                               525,852
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.2%                        3,519  H Lundbeck A/S                                        72,623
                                                               13,315  Novo-Nordisk A/S B                                   746,454
                                                                                                                       ------------
                                                                                                                            819,077
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.1%                            1,730  DSV A/S                                              212,849
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Denmark                     3,876,550
- ---------------------------------------------------------------------------------------------------------------------------------
Finland - 1.4%    Auto Components - 0.0%                        6,710  Nokian Renkaat Oyj                                    84,293
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.8%             214,049  Nokia Oyj                                          3,900,843
                                                                1,270  Nokia Oyj (b)                                         23,241
                                                                                                                       ------------
                                                                                                                          3,924,084
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 5,791  Elisa Corp.                                          106,902
                  Services - 0.1%                              34,753  TeliaSonera AB                                       186,518
                                                                                                                       ------------
                                                                                                                            293,420
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                    23,140  Fortum Oyj                                           432,350
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            6,175  Tietoenator Oyj                                      224,703
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                             22,588  Sampo Oyj                                            392,195
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%           5,904  Amer Sports Corp.                               $    109,545
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                              2,211  Cargotec Corp. Class B (a)                            76,388
                                                                4,422  Kone Oyj Class B (a)                                 174,892
                                                                9,256  Metso Oyj                                            252,422
                                                                  231  Wartsila Oyj                                           6,812
                                                                                                                       ------------
                                                                                                                            510,514
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                          447  Outokumpu Oyj                                          6,617
                                                                8,196  Rautaruukki Oyj                                      198,669
                                                                                                                       ------------
                                                                                                                            205,286
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%            7,259  Neste Oil Oyj (a)                                    204,469
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.2%               33,345  Stora Enso Oyj Class R                               449,960
                                                               30,054  UPM-Kymmene Oyj                                      587,056
                                                                                                                       ------------
                                                                                                                          1,037,016
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Finland                     7,417,875
- ---------------------------------------------------------------------------------------------------------------------------------
France - 8.7%     Aerospace & Defense - 0.2%                   10,187  European Aeronautic Defense and Space Co.            383,313
                                                                7,590  Sagem SA                                             180,846
                                                                4,303  Thales SA                                            194,396
                                                                2,174  Zodiac SA                                            139,116
                                                                                                                       ------------
                                                                                                                            897,671
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                               3,419  Air France-KLM                                        72,955
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                        9,688  Compagnie Generale des Etablissements Michelin       542,577
                                                                4,494  Valeo SA                                             166,501
                                                                                                                       ------------
                                                                                                                            709,078
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.2%                            8,681  Peugeot SA                                           498,673
                                                                8,205  Renault SA                                           666,829
                                                                                                                       ------------
                                                                                                                          1,165,502
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              4,111  Pernod-Ricard                                        714,762
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.2%                     16,785  Cie de Saint-Gobain                                  994,888
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                              4,953  Air Liquide                                          949,377
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.1%                      38,994  BNP Paribas                                        3,143,787
                                                               22,519  Credit Agricole SA                                   706,823
                                                               16,795  Societe Generale                                   2,058,318
                                                                                                                       ------------
                                                                                                                          5,908,928
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%         1,954  Societe BIC SA                                       115,818
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.1%              62,585  Alcatel SA (a)                                       772,919
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.1%             8,493  Vinci SA                                             727,803
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                 1,192  Imerys SA                                             85,908
                                                                9,192  Lafarge SA                                           824,025
                                                                                                                       ------------
                                                                                                                            909,933
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                77,284  France Telecom SA                               $  1,913,458
                  Services - 0.4%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%                   7,246  Alstom (a)                                           415,557
                                                                9,721  Schneider Electric SA                                863,995
                                                                                                                       ------------
                                                                                                                          1,279,552
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%            4,872  Technip SA                                           291,936
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%              28,046  Carrefour SA                                       1,309,373
                                                                1,910  Casino Guichard Perrachon SA                         126,728
                                                                                                                       ------------
                                                                                                                          1,436,101
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.2%                         11,304  Groupe Danone                                      1,176,694
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%       6,310  Cie Generale d'Optique Essilor International SA      507,610
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.2%         10,544  Accor SA                                             577,832
                                                                5,111  Sodexho Alliance SA                                  209,798
                                                                                                                       ------------
                                                                                                                            787,630
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                    18,563  Thomson                                              387,559
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                            2,452  Atos Origin (a)                                      160,954
                                                                8,123  Cap Gemini SA (a)                                    324,908
                                                                                                                       ------------
                                                                                                                            485,862
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                             66,599  AXA                                                2,141,462
                                                                  775  CNP Assurances                                        60,883
                                                               52,526  SCOR                                                 112,762
                                                                                                                       ------------
                                                                                                                          2,315,107
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.5%                                  6,788  Lagardere S.C.A.                                     520,442
                                                                2,124  PagesJaunes Groupe SA                                 55,093
                                                               10,047  Publicis Groupe                                      348,418
                                                                3,105  Societe Television Francaise 1                        85,849
                                                               47,284  Vivendi Universal SA                               1,475,777
                                                                6,053  Vivendi Universal SA (b)                             190,246
                                                                                                                       ------------
                                                                                                                          2,675,825
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                       28,582  Arcelor                                              706,307
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.4%                       42,707  Suez SA                                            1,324,865
                                                                5,052  Suez SA                                              156,605
                                                               14,051  Veolia Environnement                                 633,785
                                                                                                                       ------------
                                                                                                                          2,115,255
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.1%                       2,713  Pinault-Printemps-Redoute                            304,492
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.0%                     1,925  Neopost SA                                           192,323
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 1.3%           26,228  Total SA                                           6,564,889
                                                                4,140  Total SA "VVPR strip' (a)                                 49
                                                                                                                       ------------
                                                                                                                          6,564,938
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.2%                     13,565  L'Oreal SA                                         1,004,839
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.8%                       48,928  Sanofi-Aventis                                  $  4,270,768
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                              535  Gecina SA                                             61,213
                                                                1,537  Klepierre                                            143,769
                                                                1,964  Unibail                                              260,390
                                                                                                                       ------------
                                                                                                                            465,372
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor               28,134  STMicroelectronics NV                                503,424
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                               2,821  Business Objects SA (a)                              113,768
                                                                2,849  Dassault Systemes SA                                 160,264
                                                                                                                       ------------
                                                                                                                            274,032
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%         789  Hermes International                                 196,650
                                                               10,625  LVMH Moet Hennessy Louis Vuitton SA                  940,582
                                                                                                                       ------------
                                                                                                                          1,137,232
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          2,314  Autoroutes du Sud de la France                       136,474
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                   10,321  Bouygues                                             502,792
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in France                     45,375,216
- ---------------------------------------------------------------------------------------------------------------------------------
Germany - 6.0%    Air Freight & Logistics - 0.2%               39,015  Deutsche Post AG                                     942,483
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                              14,866  Deutsche Lufthansa AG                                219,365
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                        7,622  Continental AG                                       674,111
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.5%                           41,217  DaimlerChrysler AG                                 2,097,362
                                                               10,525  Volkswagen AG                                        553,823
                                                                                                                       ------------
                                                                                                                          2,651,185
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.0%                          4,938  Qiagen NV (a)                                         57,897
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.4%                       23,327  Deutsche Bank AG Registered Shares                 2,253,511
                                                                3,609  MLP AG                                                74,583
                                                                                                                       ------------
                                                                                                                          2,328,094
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.7%                             24,910  BASF AG                                            1,901,350
                                                               32,758  Bayer AG                                           1,363,596
                                                                3,872  Linde AG                                             300,386
                                                                                                                       ------------
                                                                                                                          3,565,332
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                      22,843  Commerzbank AG                                       701,096
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%         6,409  Deutsche Boerse AG                                   654,371
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               124,627  Deutsche Telekom AG                                2,069,815
                  Services - 0.4%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                    28,635  E.ON AG (a)                                        2,951,724
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                        2,386  Epcos AG (a)                                          31,127
                  Instruments - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%               6,372  Metro AG                                             306,657
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.1%       1,654  Celesio AG                                           141,758
                                                                1,747  Fresenius Medical Care AG                            183,400
                                                                                                                       ------------
                                                                                                                            325,158
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%         12,313  TUI AG                                               251,262
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.6%              36,780  Siemens AG                                      $  3,140,994
                                                                  860  Siemens AG (b)                                        73,607
                                                                                                                       ------------
                                                                                                                          3,214,601
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.7%                             17,193  Allianz AG Registered Shares                       2,594,626
                                                                8,930  Muenchener Rueckversicherungs AG Registered
                                                                       Shares                                             1,204,809
                                                                                                                       ------------
                                                                                                                          3,799,435
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                              8,694  MAN AG                                               462,296
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                       18,195  ThyssenKrupp AG                                      378,159
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.3%                       20,708  RWE AG                                             1,527,856
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.0%                        572  Beiersdorf AG                                         70,169
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.2%                        4,588  Altana AG                                            248,942
                                                                2,378  Merck KGaA                                           196,208
                                                                9,424  Schering AG                                          629,171
                                                                                                                       ------------
                                                                                                                          1,074,321
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                            2,589  IVG Immobilien AG                                     54,084
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor               30,054  Infineon Technologies AG (a)                         274,030
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.3%                              10,050  SAP AG                                             1,815,634
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%                       1,160  Douglas Holding AG                                    44,469
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%       2,776  Adidas-Salomon AG                                    523,909
                                                                1,129  Puma AG Rudolf Dassler Sport                         328,267
                                                                                                                       ------------
                                                                                                                            852,176
                  -----------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.1%             5,764  Hypo Real Estate Holding AG                          299,017
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Germany                    31,595,924
- ---------------------------------------------------------------------------------------------------------------------------------
Greece - 0.6%     Beverages - 0.0%                              5,327  Coca-Cola Hellenic Bottling Co. SA                   156,333
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                      13,229  Alpha Bank AE                                        384,802
                                                                8,873  EFG Eurobank Ergasias SA                             277,772
                                                                2,906  Emporiki Bank of Greece SA                            97,966
                                                               15,426  National Bank of Greece SA                           653,956
                                                                3,787  Piraeus Bank SA                                       80,763
                                                                                                                       ------------
                                                                                                                          1,495,259
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%              13,744  Intracom SA                                           90,786
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             9,858  Technical Olympic SA                                  54,652
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                 2,682  Titan Cement Co. SA                                  109,143
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                13,051  Hellenic Telecommunications Organization SA (a)      277,098
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                     5,616  Public Power Corp.                                   122,286
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%          8,653  OPAP SA                                              297,014
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                        4,057  Viohalco, Hellenic Copper and Aluminum
                                                                       Industry SA                                           32,541
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                   11,074  Cosmote Mobile Telecommunications SA                 245,311
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Greece                      2,880,423
- ---------------------------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.3%  Airlines - 0.0%                               2,263  Cathay Pacific Airways Ltd.                     $      3,955
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                     146,900  BOC Hong Kong Holdings Ltd.                          282,298
                                                               29,739  Bank of East Asia Ltd.                                89,943
                                                               26,153  Hang Seng Bank Ltd.                                  341,351
                                                                                                                       ------------
                                                                                                                            713,592
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                          52,719  Li & Fung Ltd.                                       101,650
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%        20,000  Hong Kong Exchanges and Clearing Ltd.                 82,930
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                71,195  PCCW Ltd.                                             43,845
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                    71,187  CLP Holdings Ltd.                                    413,155
                                                               56,000  HongKong Electric Holdings                           277,344
                                                                                                                       ------------
                                                                                                                            690,499
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                  94,328  Johnson Electric Holdings Ltd.                        89,418
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                        104,240  Hong Kong & China Gas                                222,501
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%         24,990  Shangri-La Asia Ltd.                                  41,738
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                    16,560  Techtronic Industries Co.                             39,405
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%             113,176  Hutchison Whampoa Ltd.                             1,077,964
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                 34,025  SCMP Group Ltd.                                       12,616
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.5%                           76,735  Cheung Kong Holdings Ltd.                            787,287
                                                               12,000  Hang Lung Properties Ltd.                             18,727
                                                               32,491  Henderson Land Development Co., Ltd.                 152,952
                                                               92,800  The Link REIT (a)                                    175,940
                                                               48,484  New World Development Ltd.                            66,596
                                                               48,421  Sino Land Co.                                         58,703
                                                               68,324  Sun Hung Kai Properties Ltd.                         665,303
                                                               57,577  Swire Pacific Ltd. Class A                           516,842
                                                               56,107  Wharf Holdings Ltd.                                  198,275
                                                                                                                       ------------
                                                                                                                          2,640,625
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                           24,500  MTR Corp.                                             48,188
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                5,004  ASM Pacific Technology                                28,235
                  Equipment - 0.1%                            430,000  Solomon Systech International Ltd.                   178,854
                                                                                                                       ------------
                                                                                                                            207,089
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                      52,000  Esprit Holdings Ltd.                                 369,534
                                                              132,394  Giordano International Ltd.                           74,277
                                                                                                                       ------------
                                                                                                                            443,811
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%      65,353  Texwinca Holdings Ltd.                                47,201
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%         18,465  Hopewell Holdings                                     46,320
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                   47,000  Hutchison Telecommunications
                  Services - 0.0%                                      International Ltd. (a)                                67,891
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Hong Kong                   6,621,238
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.8%    Airlines - 0.1%                              27,680  Ryanair Holdings Plc (a)                        $    270,995
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.0%                             10,134  C&C Group Plc                                         64,549
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                      44,953  Allied Irish Banks Plc                               957,090
                                                               47,958  Bank of Ireland                                      752,624
                                                               15,198  Depfa Bank Plc                                       223,906
                                                                                                                       ------------
                                                                                                                          1,933,620
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                   936  CRH Plc                                               27,425
                                                               26,953  CRH Plc                                              790,042
                                                                                                                       ------------
                                                                                                                            817,467
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                38,588  Eircom Group Plc                                      90,123
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                         22,780  Greencore Group Plc                                   90,284
                                                                4,710  Kerry Group Plc                                      103,947
                                                                                                                       ------------
                                                                                                                            194,231
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                    61,080  Waterford Wedgewood                                    4,323
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%               3,189  DCC Plc                                               68,085
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                             12,684  Irish Life & Permanent Plc                           258,234
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                 21,817  Independent News & Media Plc                          65,365
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                       15,345  Elan Corp. Plc (a)                                   206,342
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%       2,786  Grafton Group Plc                                     30,233
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Ireland                     4,003,567
- ---------------------------------------------------------------------------------------------------------------------------------
Italy - 3.6%      Aerospace & Defense - 0.1%                   15,618  Finmeccanica SpA                                     301,203
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.1%                           38,723  Fiat SpA (a)                                         336,174
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                       10,234  Banca Fideuram SpA                                    55,408
                                                               26,990  Mediobanca SpA                                       513,516
                                                               17,230  Mediolanum SpA                                       113,203
                                                                                                                       ------------
                                                                                                                            682,127
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.2%                       7,027  Banca Antonveneta SpA                                217,910
                                                              132,677  Banca Intesa SpA                                     700,334
                                                               36,404  Banca Intesa SpA Registered Shares                   179,233
                                                               52,096  Banca Monte dei Paschi di Siena SpA                  242,420
                                                               85,292  Banca Nazionale del Lavoro SpA (a)                   280,088
                                                               16,065  Banca Popolare di Milano Scrl                        175,207
                                                               16,381  Banche Popolari Unite Scrl                           357,848
                                                               13,238  Banco Popolare di Verona e Novara Scrl               266,859
                                                               72,957  Capitalia SpA                                        420,816
                                                               59,514  Sanpaolo IMI SpA                                     927,761
                                                              366,124  UniCredito Italiano SpA                            2,512,141
                                                                                                                       ------------
                                                                                                                          6,280,617
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                 5,565  Italcementi SpA                                 $    103,472
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%         4,347  FinecoGroup SpA                                       41,656
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               444,028  Telecom Italia SpA                                 1,288,434
                  Services - 0.4%                             258,085  Telecom Italia SpA Registered Shares                 637,769
                                                                                                                       ------------
                                                                                                                          1,926,203
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                   205,245  Enel SpA                                           1,605,587
                                                              112,507  Terna SpA                                            276,563
                                                                                                                       ------------
                                                                                                                          1,882,150
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                         69,090  Snam Rete Gas SpA                                    283,033
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          4,473  Autogrill SpA                                         60,987
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%             119,974  Pirelli & C SpA                                      109,816
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.3%                             30,165  Alleanza Assicurazioni SpA                           371,218
                                                               42,265  Assicurazioni Generali SpA                         1,471,184
                                                                                                                       ------------
                                                                                                                          1,842,402
                  -----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.0%          47,194  Telecom Italia Media SpA (a)                          24,883
                                                               29,933  Tiscali SpA (a)                                       94,412
                                                                                                                       ------------
                                                                                                                            119,295
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  5,198  Arnoldo Mondadori Editore SpA                         48,161
                                                               13,547  Gruppo Editoriale L'Espresso SpA                      71,188
                                                               37,098  Mediaset SpA                                         391,643
                                                              171,874  Seat Pagine Gialle SpA (a)                            79,837
                                                                                                                       ------------
                                                                                                                            590,829
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.7%          116,248  ENI SpA                                            3,212,733
                                                                1,875  ENI SpA (b)                                          261,487
                                                                                                                       ------------
                                                                                                                          3,474,220
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%       5,296  Benetton Group SpA                                    60,095
                                                                9,894  Bulgari SpA                                          110,053
                                                                4,858  Luxottica Group SpA                                  122,799
                                                                                                                       ------------
                                                                                                                            292,947
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%         19,690  Autostrade SpA                                       470,546
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Italy                      18,797,677
- ---------------------------------------------------------------------------------------------------------------------------------
Japan - 23.6%     Air Freight & Logistics - 0.1%               23,000  Yamato Transport Co., Ltd.                           381,157
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                              28,000  Japan Airlines Corp.                                  76,150
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.5%                        9,900  Aisin Seiki Co., Ltd.                                363,187
                                                               26,000  Bridgestone Corp.                                    540,795
                                                               20,600  Denso Corp.                                          710,345
                                                                1,000  NGK Spark Plug Co., Ltd.                              21,605
                                                                7,000  NOK Corp.                                            189,782
                                                               29,000  Sanden Corp.                                         134,398

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                7,000  Stanley Electric Co., Ltd.                      $    113,691
                                                                1,000  Toyoda Gosei Co., Ltd.                                19,487
                                                                8,000  Toyota Industries Corp.                              287,385
                                                                                                                       ------------
                                                                                                                          2,380,675
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 2.0%                           35,000  Honda Motor Co., Ltd.                              1,995,679
                                                               97,700  Nissan Motor Co., Ltd.                               989,168
                                                              137,300  Toyota Motor Corp.                                 7,119,173
                                                                9,000  Yamaha Motor Co., Ltd.                               234,856
                                                                                                                       ------------
                                                                                                                         10,338,876
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              9,000  Asahi Breweries Ltd.                                 109,726
                                                               25,000  Kirin Brewery Co., Ltd.                              291,240
                                                               27,000  Sapporo Holdings Ltd.                                151,207
                                                               13,000  Takara Holdings, Inc.                                 77,099
                                                                                                                       ------------
                                                                                                                            629,272
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.3%                     42,000  Asahi Glass Co., Ltd.                                541,947
                                                                2,000  Central Glass Co., Ltd.                               11,065
                                                               14,300  Daikin Industries Ltd.                               417,987
                                                               11,000  JS Group Corp.                                       219,944
                                                               24,000  Nippon Sheet Glass Co., Ltd.                         104,719
                                                               30,000  Sanwa Shutter Corp.                                  185,038
                                                                9,000  Toto Ltd.                                             76,023
                                                                                                                       ------------
                                                                                                                          1,556,723
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.8%                       93,000  Daiwa Securities Group, Inc.                       1,053,469
                                                                   54  E*Trade Securities Co., Ltd.                         416,792
                                                                1,100  Jafco Co., Ltd.                                       98,136
                                                               11,400  Matsui Securities Co., Ltd.                          158,111
                                                                7,000  Mitsubishi UFJ Securities Co.                         87,774
                                                               28,000  Nikko Cordial Corp.                                  443,142
                                                              100,800  Nomura Holdings, Inc.                              1,930,086
                                                                  200  Softbank Investments Corporation                     135,220
                                                                                                                       ------------
                                                                                                                          4,322,730
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 1.2%                             53,000  Asahi Kasei Corp.                                    358,333
                                                                3,000  Daicel Chemical Industries Ltd.                       21,554
                                                               30,000  Dainippon Ink and Chemicals, Inc.                    129,882
                                                                3,000  Denki Kagaku Kogyo Kabushiki Kaisha                   13,242
                                                                2,500  Hitachi Chemical Co., Ltd.                            66,085
                                                               63,000  Ishihara Sangyo Kaisha Ltd.                          112,090
                                                                4,000  JSR Corp.                                            105,058
                                                               13,000  Kaneka Corp.                                         156,952

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               25,000  Kuraray Co., Ltd.                               $    258,833
                                                               61,500  Mitsubishi Chemical Holdings Corp.                   387,143
                                                               18,000  Mitsubishi Gas Chemical Co., Inc.                    170,042
                                                               49,000  Mitsubishi Rayon Co., Ltd.                           323,816
                                                               13,000  Mitsui Chemicals, Inc.                                87,342
                                                               31,000  Nippon Kayaku Co., Ltd.                              264,484
                                                               12,000  Nissan Chemical Industries Ltd.                      170,601
                                                                7,910  Nitto Denko Corp.                                    615,885
                                                               21,600  Shin-Etsu Chemical Co., Ltd.                       1,147,437
                                                               18,000  Showa Denko KK                                        70,152
                                                               14,000  Sumitomo Bakelite Co., Ltd.                          115,530
                                                               54,000  Sumitomo Chemical Co., Ltd.                          370,584
                                                               52,000  Teijin Ltd.                                          329,984
                                                               54,000  Toray Industries, Inc.                               440,125
                                                               38,000  Tosoh Corp.                                          166,771
                                                               57,000  Ube Industries Ltd.                                  154,537
                                                                                                                       ------------
                                                                                                                          6,036,462
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 2.8%                      12,000  The 77 Bank Ltd.                                      91,095
                                                               31,000  The Bank of Fukuoka Ltd.                             265,009
                                                               41,000  The Bank of Yokohama Ltd.                            335,211
                                                               31,000  The Chiba Bank Ltd.                                  259,756
                                                               13,000  The Gunma Bank Ltd.                                   96,043
                                                               46,000  Hokuhoku Financial Group, Inc.                       214,742
                                                               23,000  The Joyo Bank Ltd.                                   136,796
                                                                  350  Mitsubishi Tokyo Financial Group, Inc.             4,744,556
                                                               23,000  Mitsui Trust Holdings, Inc.                          275,930
                                                                  453  Mizuho Financial Group, Inc.                       3,592,375
                                                               17,000  The Nishi-Nippon City Bank Ltd.                      101,398
                                                                  223  Resona Holdings, Inc. (a)                            897,441
                                                               69,000  Shinsei Bank Ltd.                                    398,695
                                                               26,000  The Shizuoka Bank Ltd.                               260,374
                                                                  219  Sumitomo Mitsui Financial Group, Inc.              2,319,326
                                                               48,000  The Sumitomo Trust & Banking Co., Ltd.               490,045
                                                                4,000  Suruga Bank Ltd.                                      50,394
                                                                                                                       ------------
                                                                                                                         14,529,186
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.3%        26,000  Dai Nippon Printing Co., Ltd.                        462,594
                                                                5,000  Kokuyo Co., Ltd.                                      74,049
                                                                  500  Meitec Corp.                                          16,182

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               12,000  Secom Co., Ltd.                                 $    627,298
                                                               15,000  Toppan Printing Co., Ltd.                            175,125
                                                                                                                       ------------
                                                                                                                          1,355,248
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               8,000  Uniden Corp.                                         155,554
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.5%               97,000  Fujitsu Ltd.                                         737,999
                                                               13,000  Mitsumi Electric Company, Ltd.                       146,929
                                                              110,000  NEC Corp.                                            684,063
                                                                4,300  Seiko Epson Corp.                                    108,019
                                                              168,000  Toshiba Corp.                                      1,002,050
                                                                                                                       ------------
                                                                                                                          2,679,060
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.4%             9,457  COMSYS Holdings Corp.                                135,169
                                                               15,000  Chiyoda Corp.                                        344,404
                                                               16,000  JGC Corp.                                            304,329
                                                               46,000  Kajima Corp.                                         264,238
                                                                9,000  Kinden Corp.                                          81,208
                                                               41,000  Nishimatsu Construction Co., Ltd.                    168,127
                                                               25,000  Obayashi Corp.                                       184,063
                                                               15,000  Okumura Corp.                                         84,258
                                                               16,000  Shimizu Corp.                                        117,529
                                                               54,000  Taisei Corp.                                         244,768
                                                                3,000  Toda Corp.                                            16,470
                                                                                                                       ------------
                                                                                                                          1,944,563
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                34,000  Sumitomo Osaka Cement Co., Ltd.                       99,093
                                                               47,000  Taiheiyo Cement Corp.                                190,740
                                                                                                                       ------------
                                                                                                                            289,833
                  -----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.5%                       3,100  Acom Co., Ltd.                                       199,085
                                                                  500  Aeon Credit Service Co., Ltd.                         47,276
                                                                2,750  Aiful Corp.                                          229,497
                                                                8,200  Credit Saison Co., Ltd.                              409,201
                                                                4,100  ORIX Corp.                                         1,043,845
                                                                3,550  Promise Co., Ltd.                                    236,105
                                                                5,620  Takefuji Corp.                                       381,396
                                                                                                                       ------------
                                                                                                                          2,546,405
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                 5,000  Toyo Seikan Kaisha Ltd.                               81,378
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services - 0.0%          2,000  Benesse Corp.                                         69,982
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                   239  Nippon Telegraph & Telephone Corp.                 1,085,351
                  Services - 0.2%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.7%                    26,500  Chubu Electric Power Co., Inc.                       630,899
                                                                6,000  Hokkaido Electric Power Co., Inc.                    122,003
                                                               33,100  The Kansai Electric Power Co., Inc.                  710,908

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               16,400  Kyushu Electric Power Co., Inc.                 $    355,706
                                                               17,600  Tohoku Electric Power Co., Inc.                      357,875
                                                               57,300  The Tokyo Electric Power Co., Inc.                 1,390,871
                                                                                                                       ------------
                                                                                                                          3,568,262
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                  21,000  Fujikura Ltd.                                        170,092
                                                               45,000  Furukawa Electric Co., Ltd.                          351,521
                                                               13,873  Matsushita Electric Works Ltd.                       129,527
                                                               68,000  Mitsubishi Electric Corp.                            481,064
                                                               29,000  Sumitomo Electric Industries Ltd.                    440,049
                                                                3,000  Ushio, Inc.                                           70,025
                                                                                                                       ------------
                                                                                                                          1,642,278
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                       12,000  Alps Electric Co., Ltd.                              167,042
                  Instruments - 1.0%                           19,000  Anritsu Corp.                                        108,015
                                                               16,200  Citizen Watch Co., Ltd.                              134,508
                                                               15,000  Dainippon Screen Manufacturing Co., Ltd.             125,434
                                                                1,500  Hirose Electric Co., Ltd.                            199,907
                                                              129,000  Hitachi Ltd.                                         868,889
                                                               16,800  Hoya Corp.                                           603,508
                                                                4,600  Ibiden Co., Ltd.                                     246,310
                                                                1,000  Keyence Corp.                                        284,250
                                                                8,900  Kyocera Corp.                                        648,479
                                                                1,200  Mabuchi Motor Co., Ltd.                               66,593
                                                                8,400  Murata Manufacturing Co., Ltd.                       538,033
                                                                3,800  Nidec Corp.                                          322,918
                                                                6,000  Nippon Electric Glass Co.                            130,899
                                                               33,000  Oki Electric Industry Co., Ltd.                      120,503
                                                               10,000  Omron Corp.                                          230,450
                                                                7,600  TDK Corp.                                            523,494
                                                                3,000  Yokogawa Electric Corp.                               51,089
                                                                                                                       ------------
                                                                                                                          5,370,321
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.6%              32,000  Aeon Co., Ltd.                                       813,353
                                                                3,900  FamilyMart Co., Ltd.                                 131,839
                                                                2,400  Lawson, Inc.                                          98,822
                                                                3,200  Matsumotokiyoshi Co., Ltd.                           101,127
                                                               40,600  Seven & I Holdings Co. Ltd.                        1,737,101
                                                                4,000  UNY Co., Ltd.                                         63,069
                                                                                                                       ------------
                                                                                                                          2,945,311
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.2%                         32,000  Ajinomoto Co., Inc.                                  327,239
                                                                4,700  Ariake Japan Co., Ltd.                               115,678

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                3,000  Kikkoman Corp.                                  $     29,103
                                                               40,000  Nichirei Corp.                                       166,737
                                                                2,000  Nippon Meat Packers, Inc.                             20,978
                                                               12,000  Nisshin Seifun Group, Inc.                           126,680
                                                                5,300  Nissin Food Products Co., Ltd.                       153,122
                                                                3,000  Yakult Honsha Co., Ltd.                               62,272
                                                                7,000  Yamazaki Baking Co., Ltd.                             56,935
                                                                                                                       ------------
                                                                                                                          1,058,744
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.2%                         86,000  Osaka Gas Co., Ltd.                                  296,552
                                                              159,000  Tokyo Gas Co., Ltd.                                  705,888
                                                                                                                       ------------
                                                                                                                          1,002,440
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%       6,000  Olympus Corp.                                        157,587
                                                                5,600  Terumo Corp.                                         165,585
                                                                                                                       ------------
                                                                                                                            323,172
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%         200  Nichii Gakkan Co.                                      5,083
                                                                1,000  Suzuken Co., Ltd.                                     31,941
                                                                                                                       ------------
                                                                                                                             37,024
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          1,900  Oriental Land Co., Ltd.                              103,508
                                                                2,000  Skylark Co., Ltd.                                     31,856
                                                                                                                       ------------
                                                                                                                            135,364
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 1.2%                     2,000  Casio Computer Co., Ltd.                              33,449
                                                                2,000  Daito Trust Construction Co., Ltd.                   103,363
                                                               13,000  Daiwa House Industry Co., Ltd.                       203,101
                                                                1,000  Makita Corp.                                          24,570
                                                               97,000  Matsushita Electric Industrial Co., Ltd.           1,869,652
                                                               11,800  Pioneer Corp.                                        163,558
                                                              171,000  Sanyo Electric Co., Ltd.                             463,611
                                                               20,000  Sekisui Chemical Co., Ltd.                           135,220
                                                               24,000  Sekisui House Ltd.                                   301,754
                                                               54,000  Sharp Corp.                                          820,774
                                                               49,200  Sony Corp.                                         2,009,184
                                                                                                                       ------------
                                                                                                                          6,128,236
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                    28,000  Kao Corp.                                            749,640
                                                                2,400  Uni-Charm Corp.                                      107,769
                                                                                                                       ------------
                                                                                                                            857,409
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.2%                            3,100  CSK Holdings Corp.                                   154,698
                                                                  400  Itochu Techno-Science Corp.                           19,148
                                                                   47  NET One Systems Co., Ltd.                            113,488
                                                                   57  NTT Data Corp.                                       283,479

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                1,500  Nomura Research Institute Ltd.                  $    183,640
                                                                  100  Obic Co., Ltd.                                        22,011
                                                                  400  TIS, Inc.                                             12,336
                                                                                                                       ------------
                                                                                                                            788,800
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy          7,800  Electric Power Development Co.                       267,644
                  Traders - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.6%                                 74  Millea Holdings, Inc.                              1,272,727
                                                               70,000  Mitsui Sumitomo Insurance Co., Ltd.                  855,799
                                                               34,000  Sompo Japan Insurance, Inc.                          459,459
                                                                9,250  T&D Holdings, Inc.                                   612,853
                                                                                                                       ------------
                                                                                                                          3,200,838
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.0%                130  Rakuten, Inc. (a)                                    125,561
                  -----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.4%             201  eAccess Ltd.                                         142,197
                                                               36,000  Softbank Corp.                                     1,518,936
                                                                  248  Yahoo! Japan Corp.                                   376,108
                                                                                                                       ------------
                                                                                                                          2,037,241
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.3%          28,600  Fuji Photo Film Co., Ltd.                            945,014
                                                               12,100  Namco Bandai Holdings, Inc.                          176,738
                                                                6,000  Nikon Corp.                                           94,603
                                                                1,400  Sankyo Co., Ltd. (Gunma)                              81,013
                                                                5,432  Sega Sammy Holdings, Inc.                            181,788
                                                                3,500  Shimano, Inc.                                         91,926
                                                                6,600  Yamaha Corp.                                         109,655
                                                                                                                       ------------
                                                                                                                          1,680,737
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 1.0%                             20,000  Amada Co., Ltd.                                      176,226
                                                               15,000  Amano Corp.                                          285,944
                                                               22,000  Ebara Corp.                                          118,733
                                                                8,200  Fanuc Ltd.                                           695,433
                                                                5,000  Hino Motors Ltd.                                      31,645
                                                               92,000  Ishikawajima-Harima Heavy Industries Co., Ltd.       290,740
                                                                8,000  JTEKT Corp. (e)                                      148,776
                                                               26,000  Kawasaki Heavy Industries Ltd.                        94,722
                                                               54,000  Komatsu Ltd.                                         892,604
                                                               47,000  Kubota Corp.                                         394,620
                                                                3,000  Kurita Water Industries Ltd.                          57,062
                                                               25,000  Minebea Co., Ltd.                                    133,229
                                                              157,000  Mitsubishi Heavy Industries Ltd.                     691,689
                                                               50,000  Mitsui Engineering & Shipbuilding Co., Ltd.          162,671
                                                                3,000  NGK Insulators Ltd.                                   44,582
                                                               14,000  NSK Ltd.                                              95,603

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               15,000  NTN Corp.                                       $    118,444
                                                                1,400  SMC Corp.                                            199,864
                                                               32,000  Sumitomo Heavy Industries Ltd.                       268,406
                                                                3,700  THK Co., Ltd.                                         96,552
                                                                9,000  Takuma Co., Ltd.                                      60,086
                                                                                                                       ------------
                                                                                                                          5,057,631
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.2%                                42,000  Kawasaki Kisen Kaisha Ltd.                           263,323
                                                               75,000  Mitsui OSK Lines Ltd.                                653,859
                                                               49,000  Nippon Yusen Kabushiki Kaisha                        335,440
                                                                                                                       ------------
                                                                                                                          1,252,622
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                    600  Asatsu-DK, Inc.                                       19,063
                                                                   33  Dentsu, Inc.                                         107,363
                                                                   64  Fuji Television Network, Inc.                        161,044
                                                                5,000  Toho Co., Ltd.                                       111,836
                                                                4,000  Tokyo Broadcasting System, Inc.                      108,447
                                                                                                                       ------------
                                                                                                                            507,753
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.9%                       40,000  DAIDO STEEL CO., LTD.                                381,937
                                                                7,000  Dowa Mining Co., Ltd.                                 75,794
                                                               27,600  JFE Holdings, Inc.                                   926,002
                                                               98,000  Kobe Steel Ltd.                                      317,174
                                                               86,000  Mitsubishi Materials Corp.                           439,363
                                                               22,000  Mitsui Mining & Smelting Co., Ltd.                   138,117
                                                              337,000  Nippon Steel Corp.                                 1,199,187
                                                               40,000  Nisshin Steel Co., Ltd.                              129,120
                                                              218,000  Sumitomo Metal Industries Ltd.                       838,533
                                                               32,000  Sumitomo Metal Mining Co., Ltd.                      395,560
                                                                                                                       ------------
                                                                                                                          4,840,787
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.1%                       9,000  Daimaru, Inc.                                        129,781
                                                                6,000  Hankyu Department Stores                              52,360
                                                                1,000  Isetan Co., Ltd.                                      21,308
                                                                7,000  Marui Co., Ltd.                                      137,296
                                                               16,000  Mitsukoshi Ltd.                                      104,380
                                                                1,800  Ryohin Keikaku Co., Ltd.                             156,926
                                                                4,000  Takashimaya Co., Ltd.                                 63,848
                                                                                                                       ------------
                                                                                                                            665,899
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.6%                    34,800  Canon, Inc.                                        2,034,398
                                                               26,000  Konica Minolta Holdings, Inc.                        264,560
                                                               37,000  Ricoh Co., Ltd.                                      647,335
                                                                                                                       ------------
                                                                                                                          2,946,293
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%           21,000  Nippon Mining Holdings, Inc.                    $    149,276
                                                               66,000  Nippon Oil Corp.                                     511,650
                                                                6,000  Showa Shell Sekiyu KK                                 71,575
                                                               17,000  Teikoku Oil Co., Ltd.                                222,384
                                                               10,000  TonenGeneral Sekiyu KK                               107,430
                                                                                                                       ------------
                                                                                                                          1,062,315
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                   39  Nippon Paper Group, Inc.                             155,960
                                                               31,000  OJI Paper Co., Ltd.                                  183,064
                                                                                                                       ------------
                                                                                                                            339,024
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.1%                      6,100  Aderans Co., Ltd.                                    182,953
                                                               10,000  Shiseido Co., Ltd.                                   186,393
                                                                                                                       ------------
                                                                                                                            369,346
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.1%                       27,600  Astellas Pharma Inc.                               1,075,659
                                                               17,300  Chugai Pharmaceutical Co., Ltd.                      370,829
                                                               35,500  Daiichi Sankyo Co. Ltd.                              684,254
                                                               10,000  Eisai Co., Ltd.                                      419,385
                                                               11,000  Kaken Pharmaceutical Co., Ltd.                        85,648
                                                               11,000  Kyowa Hakko Kogyo Co., Ltd.                           76,701
                                                                5,500  Santen Pharmaceutical Co., Ltd.                      148,649
                                                               18,000  Shionogi & Co., Ltd.                                 253,308
                                                                7,000  Taisho Pharmaceutical Co., Ltd.                      131,068
                                                               45,300  Takeda Pharmaceutical Co., Ltd.                    2,448,649
                                                                                                                       ------------
                                                                                                                          5,694,150
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.7%                               27  Japan Prime Realty Investment Corp.                   75,718
                                                                   14  Japan Real Estate Investment Corp.                   115,293
                                                                   13  Japan Retail Fund Investment Corp.                   100,890
                                                                2,300  Leopalace21 Corp.                                     83,403
                                                               61,000  Mitsubishi Estate Co., Ltd.                        1,266,204
                                                               46,000  Mitsui Fudosan Co., Ltd.                             933,407
                                                                   16  Nippon Building Fund, Inc.                           134,881
                                                                   24  Nomura Real Estate Office Fund, Inc.                 170,804
                                                               24,000  Sumitomo Realty & Development Co., Ltd.              521,562
                                                               24,000  Tokyo Tatemono Co., Ltd.                             238,922
                                                               26,000  Tokyu Land Corp.                                     259,714
                                                                                                                       ------------
                                                                                                                          3,900,798
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.8%                               95  Central Japan Railway Co.                            909,515
                                                                  175  East Japan Railway Co.                             1,202,448
                                                               15,000  Keihin Electric Express Railway Co., Ltd.            118,190
                                                               19,000  Keio Electric Railway Co., Ltd.                      113,488

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               38,000  Keisei Electric Railway Co., Ltd.               $    259,171
                                                               72,000  Kintetsu Corp.                                       287,927
                                                               37,000  Nippon Express Co., Ltd.                             225,392
                                                               25,000  Odakyu Electric Railway Co., Ltd.                    148,691
                                                               42,000  Tobu Railway Co., Ltd.                               219,910
                                                               41,000  Tokyu Corp.                                          289,706
                                                                   98  West Japan Railway Co.                               408,506
                                                                                                                       ------------
                                                                                                                          4,182,944
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                4,700  Advantest Corp.                                      473,464
                  Equipment - 0.3%                              4,500  Elpida Memory, Inc. (a)                              134,203
                                                                1,200  NEC Electronics Corp.                                 39,346
                                                                4,000  Rohm Co., Ltd.                                       434,805
                                                                8,000  Sanken Electric Co., Ltd.                            128,984
                                                                9,200  Tokyo Electron Ltd.                                  577,582
                                                                                                                       ------------
                                                                                                                          1,788,384
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.2%                               4,400  Fuji Soft ABC, Inc.                                  147,251
                                                                7,300  Hitachi Software Engineering Co., Ltd.               152,766
                                                                3,600  Konami Corp.                                          79,149
                                                                5,400  Nintendo Co., Ltd.                                   651,953
                                                                  900  Oracle Corp. Japan                                    44,684
                                                                5,500  Trend Micro, Inc. (a)                                207,828
                                                                                                                       ------------
                                                                                                                          1,283,631
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                       2,800  Aoyama Trading Co., Ltd.                              94,654
                                                                4,500  Autobacs Seven Co., Ltd.                             235,999
                                                                3,500  Fast Retailing Co., Ltd.                             341,905
                                                                  600  Shimachu Co., Ltd.                                    18,199
                                                                  600  Shimamura Co., Ltd.                                   82,962
                                                                  700  USS Co., Ltd.                                         44,599
                                                                4,200  Yamada Denki Co., Ltd.                               525,222
                                                                                                                       ------------
                                                                                                                          1,343,540
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.1%      36,000  Gunze Ltd.                                           239,126
                                                                1,000  Nisshinbo Industries, Inc.                            10,921
                                                                8,000  Onward Kashiyama Co., Ltd.                           157,248
                                                                2,000  Toyobo Co., Ltd.                                       6,693
                                                                5,000  Wacoal  Holdings Corp.                                67,695
                                                                                                                       ------------
                                                                                                                            481,683
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                   49  Japan Tobacco, Inc.                                  714,056
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.7%      53,000  Itochu Corp.                                         441,854
                                                               80,000  Marubeni Corp.                                       429,043

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               58,000  Mitsubishi Corp.                                $  1,282,555
                                                               60,000  Mitsui & Co., Ltd.                                   770,143
                                                               23,100  Sojitz Corp. (a)                                     136,999
                                                               38,000  Sumitomo Corp.                                       490,977
                                                                4,000  Toyota Tsusho Corporation                             90,824
                                                                                                                       ------------
                                                                                                                          3,642,395
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          2,000  Kamigumi Co., Ltd.                                    17,741
                                                                8,000  Mitsubishi Logistics Corp.                           134,610
                                                                                                                       ------------
                                                                                                                            152,351
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                      115  KDDI Corp.                                           662,543
                  Services - 0.3%                                 685  NTT DoCoMo, Inc.                                   1,044,650
                                                                                                                       ------------
                                                                                                                          1,707,193
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Japan                     123,560,782
- ---------------------------------------------------------------------------------------------------------------------------------
Netherlands -     Air Freight & Logistics - 0.1%               21,474  TNT NV                                               668,704
3.1%              -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                             11,714  Heineken NV                                          370,026
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                             11,211  Akzo Nobel NV                                        517,718
                                                               10,240  DSM NV                                               416,712
                                                                                                                       ------------
                                                                                                                            934,430
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                      82,104  ABN AMRO Holding NV                                2,139,325
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%         1,086  Randstad Holdings NV                                  47,000
                                                                7,896  Vedior NV                                            116,608
                                                                                                                       ------------
                                                                                                                            163,608
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.6%         6,281  Euronext NV                                          325,986
                                                               85,166  ING Groep NV CVA                                   2,943,410
                                                                                                                       ------------
                                                                                                                          3,269,396
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               105,076  Royal KPN NV                                       1,049,793
                  Services - 0.2%
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%              228  IHC Caland NV                                         18,355
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%              85,361  Koninklijke Ahold NV (a)                             637,353
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%                          6,433  Royal Numico NV (a)                                  265,430
                                                               27,472  Unilever NV                                        1,874,608
                                                                                                                       ------------
                                                                                                                          2,140,038
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.4%                    61,680  Koninklijke Philips Electronics NV                 1,909,811
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            3,377  Getronics NV                                          45,251
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.2%                             60,535  Aegon NV                                             981,807
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.2%                                 39,460  Reed Elsevier NV                                     549,232
                                                               13,508  VNU NV                                               446,294
                                                                8,647  Wolters Kluwer NV                                    174,209
                                                                                                                       ------------
                                                                                                                          1,169,735
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.0%                       194  OCE NV                                                 2,789
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                            1,655  Corio NV                                        $     89,604
                                                                1,648  Rodamco Europe NV                                    136,656
                                                                  332  Wereldhave NV                                         31,192
                                                                                                                       ------------
                                                                                                                            257,452
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor               28,130  ASML Holding NV (a)                                  560,755
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%      56,138  Hagemeyer NV (a)                                     181,436
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the Netherlands            16,500,064
- ---------------------------------------------------------------------------------------------------------------------------------
New Zealand -     Commercial Services & Supplies - 0.0%        23,708  Waste Management NZ Ltd.                              98,977
0.2%              -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                20,926  Fletcher Building Ltd.                               107,600
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                68,034  Telecom Corp. of New Zealand Ltd.                    278,471
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                    22,289  Contact Energy Ltd.                                  100,643
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%      45,575  Fisher & Paykel Healthcare Corp.                     117,948
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                    30,232  Fisher & Paykel Appliances Holdings Ltd.              71,446
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              9,996  Tower Ltd. (a)                                        14,160
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                      16,257  Warehouse Group Ltd.                                  39,305
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                    1  Tenon Ltd.                                                 2
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%         64,800  Auckland International Airport Ltd.                   87,381
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in New Zealand                   915,933
- ---------------------------------------------------------------------------------------------------------------------------------
Norway - 0.7%     Airlines - 0.0%                               2,392  SAS AB (a)                                            30,733
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                              8,336  Yara International ASA                               120,954
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                      19,915  DNB NOR ASA                                          211,760
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%        25,729  Tomra Systems ASA                                    183,528
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               9,463  Tandberg ASA                                          57,718
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                15,995  Telenor ASA                                          156,495
                  Services - 0.1%                               8,900  Telenor ASA (b)                                      261,660
                                                                                                                       ------------
                                                                                                                            418,155
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%            3,691  Smedvig ASA Class A                                  107,384
                                                                7,800  Stolt Offshore SA (a)                                 90,426
                                                                                                                       ------------
                                                                                                                            197,810
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                          8,570  Orkla ASA                                            353,748
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              8,611  Storebrand ASA                                        74,076
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  3,568  Schibsted ASA                                        105,914
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.4%            3,444  Frontline Ltd.                                       131,224
                                                                7,859  Norsk Hydro ASA                                      804,325
                                                               37,653  Statoil ASA                                          861,911
                                                                                                                       ------------
                                                                                                                          1,797,460
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                3,089  Norske Skogindustrier ASA                             48,927
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Norway                      3,600,783
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.2%   Commercial Banks - 0.1%                      25,668  Banco BPI SA                                    $    116,868
                                                               88,715  Banco Comercial Portugues SA Registered Shares       243,820
                                                                6,793  Banco Espirito Santo SA Registered Shares            108,973
                                                                                                                       ------------
                                                                                                                            469,661
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                15,305  Cimpor Cimentos de Portugal SA                        83,947
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                31,051  Portugal Telecom SGPS SA Registered Shares           313,154
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                    57,220  Energias de Portugal SA                              175,484
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%               4,098  Jeronimo Martins                                      61,389
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%              38,364  Sonae SGPS SA                                         53,398
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  4,230  PT Multimedia Servicos de Telecomunicacoes e
                                                                       Multimedia SGPS SA                                    48,149
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          7,477  Brisa-Auto Estradas de Portugal SA Private
                                                                       Shares                                                63,148
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Portugal                    1,268,330
- ---------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.8%  Aerospace & Defense - 0.0%                   56,213  Singapore Technologies Engineering Ltd.               96,686
                  -----------------------------------------------------------------------------------------------------------------
                  Air Freight & Logistics - 0.0%              138,954  Singapore Post Ltd.                                   96,101
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                              17,582  Singapore Airlines Ltd.                              131,114
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                      58,109  DBS Group Holdings Ltd.                              576,617
                                                               87,834  Oversea-Chinese Banking Corp.                        353,914
                                                               64,572  United Overseas Bank Ltd.                            566,966
                                                                                                                       ------------
                                                                                                                          1,497,497
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                5,907  Creative Technology Ltd.                              48,313
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                           3,331  Jardine Cycle & Carriage Ltd.                         22,236
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%        82,000  Singapore Exchange Ltd.                              143,012
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               266,803  Singapore Telecommunications Ltd.                    417,181
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%     5,000  Venture Corp. Ltd.                                    41,496
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%      83,000  Parkway Holdings Ltd.                                105,322
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%         29,535  City Developments Ltd.                               154,531
                                                                2,631  Overseas Union Enterprise Ltd.                        17,247
                                                                                                                       ------------
                                                                                                                            171,778
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%               3,836  Fraser and Neave Ltd.                                 42,679
                                                                1,766  Haw Par Corp. Ltd.                                     5,470
                                                               41,914  Keppel Corp. Ltd.                                    277,276
                                                               22,704  SembCorp Industries Ltd.                              37,412
                                                                                                                       ------------
                                                                                                                            362,837
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                            107,427  SembCorp Marine Ltd.                                 178,313
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                50,501  Cosco Corp. Singapore Ltd.                            65,601
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                 87,116  Singapore Press Holdings Ltd.                        225,282
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                          126,833  CapitaLand Ltd.                                      262,392
                                                                2,398  MCL Land Ltd.                                          2,481

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                6,457  United Overseas Land Ltd.                       $      9,747
                                                                                                                       ------------
                                                                                                                            274,620
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                          104,816  ComfortDelgro Corp. Ltd.                             100,857
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor               89,002  Chartered Semiconductor Manufacturing Ltd. (a)        69,583
                  Equipment - 0.0%                              1,120  Chartered Semiconductor Manufacturing
                                                                       Ltd. (a)(b)                                            8,546
                                                                                                                       ------------
                                                                                                                             78,129
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%         36,085  SembCorp Logistics Ltd.                               36,892
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Singapore                   4,093,267
- ---------------------------------------------------------------------------------------------------------------------------------
South             Beverages - 0.1%                             35,782  SABMiller Plc                                        651,755
Africa - 0.1%     -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in South Africa                  651,755
- ---------------------------------------------------------------------------------------------------------------------------------
Spain - 3.5%      Airlines - 0.0%                              31,929  Iberia Lineas Aereas de Espana                        86,246
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.0%                         15,416  Zeltia SA                                            106,922
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.4%                     160,382  Banco Bilbao Vizcaya Argentaria SA                 2,852,816
                                                               48,525  Banco Popular Espanol SA                             589,549
                                                              275,554  Banco Santander Central Hispano SA                 3,624,085
                                                                                                                       ------------
                                                                                                                          7,066,450
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%            17,092  ACS Actividades de Construccion y Servicios, SA      548,578
                                                                  446  Acciona SA                                            49,688
                                                                2,428  Fomento de Construcciones y Contratas SA             137,183
                                                                3,360  Grupo Ferrovial SA                                   231,853
                                                                5,086  Sacyr Vallehermoso SA                                123,583
                                                                                                                       ------------
                                                                                                                          1,090,885
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               212,112  Telefonica SA                                      3,180,004
                  Services - 0.6%                               1,124  Telefonica SA (b)                                     50,602
                                                                                                                       ------------
                                                                                                                          3,230,606
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.5%                    47,745  Endesa SA                                          1,251,379
                                                               35,281  Iberdrola SA                                         960,908
                                                                8,894  Union Fenosa SA                                      329,730
                                                                                                                       ------------
                                                                                                                          2,542,017
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                  12,694  Gamesa Corp. Tecnologica SA                          185,069
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                          7,543  Gas Natural SDG SA                                   210,511
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          7,812  NH Hoteles SA                                        122,094
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                           11,782  Indra Sistemas SA                                    229,447
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              8,309  Corporacion Mapfre SA                                136,722
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  6,752  Antena 3 de Television SA                            160,402
                                                                  664  Sogecable SA (a)                                      26,520
                                                               10,902  Telefonica Publicidad e Informacion, SA               92,202
                                                                                                                       ------------
                                                                                                                            279,124
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                       10,980  Acerinox SA                                          159,174
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%           48,466  Repsol YPF SA                                   $  1,410,338
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                            1,852  Metrovacesa SA                                       112,066
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                       7,341  Inditex SA                                           238,558
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                               15,199  Altadis SA                                           687,001
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%          6,724  Abertis Infraestructuras SA                          168,620
                                                                6,800  Cintra Concesiones de Infraestructuras de
                                                                       Transporte SA                                         78,365
                                                                                                                       ------------
                                                                                                                            246,985
                  -----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.0%                        3,530  Sociedad General de Aguas de Barcelona SA
                                                                       Class A                                               74,949
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Spain                      18,215,164
- ---------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.2%     Airlines - 0.0%                               1,680  SAS AB (a)                                            22,184
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.1%                     18,498  Assa Abloy AB B                                      290,535
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.5%                     121,451  Nordea Bank AB                                     1,258,979
                                                               31,353  Skandinaviska Enskilda Banken AB Class A             644,110
                                                               28,812  Svenska Handelsbanken Class A                        713,186
                                                                                                                       ------------
                                                                                                                          2,616,275
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%        18,496  Securitas AB                                         306,772
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.5%             709,013  Telefonaktiebolaget LM Ericsson                    2,432,093
                                                                1,407  Telefonaktiebolaget LM Ericsson (b)                   48,401
                                                                                                                       ------------
                                                                                                                          2,480,494
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%            17,922  Skanska AB Class B                                   272,480
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%         1,010  OMX AB                                                14,023
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                18,966  Tele2 AB                                             203,158
                  Services - 0.1%                              53,260  TeliaSonera AB                                       285,754
                                                                                                                       ------------
                                                                                                                            488,912
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%       2,151  Getinge AB Class B                                    29,595
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%       4,167  Gambro AB Class A                                     45,421
                                                                3,981  Gambro AB Class B                                     43,268
                                                                                                                       ------------
                                                                                                                             88,689
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                    15,168  Electrolux AB Series B                               393,561
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            4,275  WM-data AB Class B                                    13,644
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                             55,968  Skandia Forsakrings AB                               334,742
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.5%                              5,967  Alfa Laval AB                                        128,958
                                                               13,962  Atlas Copco AB Class A                               310,516
                                                                8,016  Atlas Copco AB Class B                               159,643
                                                               26,500  SKF AB Class B                                       371,265
                                                               11,547  Sandvik AB                                           536,827
                                                                3,295  Scania AB Class B                                    119,030
                                                                6,944  Trelleborg AB Class B                                138,294
                                                                3,880  Volvo AB Class A                                     177,702

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               12,629  Volvo AB Class B                                $    594,270
                                                                                                                       ------------
                                                                                                                          2,536,505
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  5,496  Eniro AB                                              69,057
                                                                2,810  Modern Times Group AB Class B (a)                    117,045
                                                                                                                       ------------
                                                                                                                            186,102
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                  277  Billerud AB                                            3,620
                                                                  945  Holmen AB Class B                                     31,169
                                                               10,718  Svenska Cellulosa AB Class B                         399,976
                                                                                                                       ------------
                                                                                                                            434,765
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                            1,700  Kungsleden AB                                         49,129
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                      22,682  Hennes & Mauritz AB B Shares                         769,500
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.0%                               20,550  Swedish Match AB                                     241,428
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Sweden                     11,569,335
- ---------------------------------------------------------------------------------------------------------------------------------
Switzerland -     Biotechnology - 0.0%                            317  Serono SA                                            251,830
6.7%              -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                         52  Geberit AG Registered Shares                          41,033
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.6%                       61,454  Credit Suisse Group                                3,124,108
                                                               52,538  UBS AG Registered Shares                           4,986,914
                                                                                                                       ------------
                                                                                                                          8,111,022
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.3%                              3,021  Ciba Specialty Chemicals AG Registered Shares        194,837
                                                                8,553  Clariant AG                                          125,574
                                                                  156  Givaudan                                             105,405
                                                                2,022  Lonza Group AG Registered Shares                     123,350
                                                                6,337  Syngenta AG                                          786,145
                                                                                                                       ------------
                                                                                                                          1,335,311
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         4,254  Adecco SA Registered Shares                          195,601
                                                                  184  SGS SA                                               154,689
                                                                                                                       ------------
                                                                                                                            350,290
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                3,811  Logitech International SA (a)                        178,557
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                10,848  Holcim Ltd.                                          736,671
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 1,287  Swisscom AG                                          405,010
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%                  84,393  ABB Ltd. (a)                                         816,428
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                        2,023  Kudelski SA                                           59,940
                  Instruments - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 1.2%                         20,490  Nestle SA Registered Shares                        6,109,921
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%         732  Nobel Biocare Holding AG                             160,513
                                                                2,246  Phonak Holding AG Registered Shares                   96,456
                                                                   88  Straumann Holding AG Registered Shares                20,332
                                                                1,894  Synthes, Inc.                                        212,113
                                                                                                                       ------------
                                                                                                                            489,414
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.6%                             17,809  Swiss Reinsurance Registered Shares             $  1,299,917
                                                                7,587  Zurich Financial Services AG                       1,611,867
                                                                                                                       ------------
                                                                                                                          2,911,784
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                229  Sulzer AG                                            120,933
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                   500  Kuehne & Nagel International AG                      140,559
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.2%                      117,458  Novartis AG Registered Shares                      6,153,856
                                                               36,591  Roche Holding AG                                   5,477,753
                                                                                                                       ------------
                                                                                                                         11,631,609
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                            1,898  PSP Swiss Property AG                                 82,087
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                1,083  Micronas Semiconductor Holding AG Registered
                  Equipment - 0.0%                                     Shares (a)                                            35,745
                                                                  703  Unaxis Holding AG (a)                                105,561
                                                                                                                       ------------
                                                                                                                            141,306
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%      22,558  Compagnie Financiere Richemont AG                    979,034
                                                                1,398  The Swatch Group Ltd. B Shares                       206,844
                                                                1,415  The Swatch Group Ltd. Registered Shares               42,677
                                                                                                                       ------------
                                                                                                                          1,228,555
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Switzerland                35,142,260
- ---------------------------------------------------------------------------------------------------------------------------------
United            Aerospace & Defense - 0.3%                  157,764  BAE Systems Plc                                    1,033,930
Kingdom - 22.8%                                                35,280  Cobham Plc                                           102,660
                                                                5,374  Meggitt Plc                                           33,397
                                                               85,217  Rolls-Royce Group Plc                                625,412
                                                                                                                       ------------
                                                                                                                          1,795,399
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                              29,636  British Airways Plc (a)                              169,930
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.0%                       26,018  GKN Plc                                              128,638
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.0%                            1,025  TI Automotive Ltd. A (a)                                   0
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.5%                            151,553  Diageo Plc                                         2,191,990
                                                               29,507  Scottish & Newcastle Plc                             246,440
                                                                                                                       ------------
                                                                                                                          2,438,430
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                     53,235  Pilkington Plc                                       136,172
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.3%                       26,336  3i Group Plc                                         383,172
                                                               42,114  Amvescap Plc                                         319,560
                                                                2,797  Close Brothers Group Plc                              43,576
                                                               12,596  ICAP Plc                                              87,577
                                                               16,296  Man Group Plc                                        534,341
                                                                4,105  Schroders Plc                                         66,948
                                                                                                                       ------------
                                                                                                                          1,435,174
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                             29,337  BOC Group Plc                                        603,360
                                                               55,975  Imperial Chemical Industries Plc                     319,033

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                8,117  Johnson Matthey Plc                             $    196,759
                                                                                                                       ------------
                                                                                                                          1,119,152
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 4.3%                     329,477  Barclays Plc                                       3,455,973
                                                              185,053  HBOS Plc                                           3,154,637
                                                              539,814  HSBC Holdings Plc                                  8,646,291
                                                              274,279  Lloyds TSB Group Plc                               2,300,177
                                                                2,530  Lloyds TSB Group Plc (b)                              85,514
                                                              154,077  Royal Bank of Scotland Group Plc                   4,642,148
                                                                                                                       ------------
                                                                                                                         22,284,740
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.2%        44,302  Brambles Industries Plc                              317,149
                                                               24,611  Capita Group Plc                                     176,080
                                                               26,991  Group 4 Securicor Plc                                 74,602
                                                               64,193  Hays Plc                                             138,304
                                                                1,493  Intertek Group Plc                                    17,865
                                                              127,293  Rentokil Initial Plc                                 357,295
                                                                2,405  Serco Group Plc                                       12,975
                                                                                                                       ------------
                                                                                                                          1,094,270
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%              24,239  Marconi Corp. Plc (a)                                160,934
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%            12,050  Amec Plc                                              71,059
                                                               24,840  Balfour Beatty Plc                                   151,812
                                                                                                                       ------------
                                                                                                                            222,871
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                18,796  BPB Plc                                              249,269
                                                               45,271  Hanson Plc                                           496,621
                                                                                                                       ------------
                                                                                                                            745,890
                  -----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.0%                       7,713  Cattles Plc                                           43,597
                                                               14,009  Provident Financial Plc                              131,673
                                                                                                                       ------------
                                                                                                                            175,270
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                20,343  Rexam Plc                                            177,412
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                           1,845  Inchcape Plc                                          72,248
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%        16,913  London Stock Exchange Plc                            180,018
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               387,170  BT Group Plc                                       1,480,551
                  Services - 0.4%                                 900  BT Group Plc (b)                                      34,542
                                                              157,694  Cable & Wireless Plc                                 322,833
                                                                                                                       ------------
                                                                                                                          1,837,926
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                    51,032  Scottish & Southern Energy Plc                       888,351
                                                               95,951  Scottish Power Plc                                   895,268
                                                                  993  Scottish Power Plc (b)                                37,118
                                                                                                                       ------------
                                                                                                                          1,820,737
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                       18,858  Electrocomponents Plc                           $     90,972
                  Instruments - 0.0%                            4,902  Premier Farnell Plc                                   14,538
                                                                                                                       ------------
                                                                                                                            105,510
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.6%              42,893  Boots Group Plc                                      445,498
                                                               56,272  J Sainsbury Plc                                      304,545
                                                              388,059  Tesco Plc                                          2,208,439
                                                                                                                       ------------
                                                                                                                          2,958,482
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.5%                         95,046  Cadbury Schweppes Plc                                896,614
                                                               24,308  Tate & Lyle Plc                                      234,943
                                                              126,668  Unilever Plc                                       1,253,633
                                                                                                                       ------------
                                                                                                                          2,385,190
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%       3,902  SSL International Plc                                 20,465
                                                               57,863  Smith & Nephew Plc                                   531,942
                                                                                                                       ------------
                                                                                                                            552,407
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%       6,950  Alliance Unichem Plc                                  95,510
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.6%          9,132  Carnival Plc                                         517,349
                                                              121,886  Compass Group Plc                                    461,388
                                                               13,810  Enterprise Inns Plc                                  222,382
                                                               97,913  Hilton Group Plc                                     611,011
                                                               27,519  Intercontinental Hotels Group Plc                    396,604
                                                               30,006  Mitchells & Butlers Plc                              215,322
                                                                6,594  Punch Taverns Plc                                     96,108
                                                               21,215  Rank Group Plc                                       111,356
                                                                9,436  Whitbread Plc                                        153,730
                                                               22,125  William Hill Plc                                     203,398
                                                                                                                       ------------
                                                                                                                          2,988,648
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.2%                     9,646  Barratt Developments  Plc                            163,278
                                                                  788  Bellway Plc                                           15,273
                                                                2,907  Berkeley Group Holdings Plc (a)                       55,445
                                                               19,003  Persimmon Plc                                        410,399
                                                               38,566  Taylor Woodrow Plc                                   251,920
                                                               20,870  Wimpey George Plc                                    171,976
                                                                                                                       ------------
                                                                                                                          1,068,291
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                    34,002  Reckitt Benckiser Plc                              1,120,753
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                           45,298  LogicaCMG Plc                                        137,838
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy         84,659  International Power Plc                              348,083
                  Traders - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%              30,357  Smiths Group Plc                                     545,123
                                                               44,450  Tomkins Plc                                          228,736
                                                                                                                       ------------
                                                                                                                            773,859
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.7%                            125,408  Aviva Plc                                       $  1,517,814
                                                               70,102  Friends Provident Plc                                228,057
                                                              249,729  Legal & General Group Plc                            523,038
                                                              129,136  Prudential Plc                                     1,219,310
                                                              106,903  Royal & Sun Alliance Insurance Group                 230,782
                                                                                                                       ------------
                                                                                                                          3,719,001
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.2%             45,752  GUS Plc                                              810,576
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                              9,108  FKI Plc                                               18,138
                                                               11,268  IMI Plc                                               97,301
                                                              206,804  Invensys Plc (a)                                      65,680
                                                                                                                       ------------
                                                                                                                            181,119
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.9%                                 82,068  Aegis Group Plc                                      171,885
                                                               65,694  British Sky Broadcasting Plc                         559,950
                                                               11,034  Daily Mail & General Trust                           149,267
                                                               42,821  EMI Group Plc                                        178,268
                                                                9,612  Emap Plc                                             142,406
                                                              235,932  ITV Plc                                              455,663
                                                               39,399  Pearson Plc                                          465,010
                                                               72,639  Reed Elsevier Plc                                    680,874
                                                               75,204  Reuters Group Plc                                    555,800
                                                               11,407  Trinity Mirror Plc                                   112,210
                                                               15,879  United Business Media Plc                            173,647
                                                               69,018  WPP Group Plc                                        745,276
                                                               25,811  Yell Group Plc                                       237,727
                                                                                                                       ------------
                                                                                                                          4,627,983
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 1.3%                       70,654  Anglo American Plc                                 2,400,417
                                                              114,489  BHP Billiton Plc                                   1,866,220
                                                              194,761  Corus Group Plc                                      197,269
                                                               55,854  Rio Tinto Plc Registered Shares                    2,545,792
                                                                                                                       ------------
                                                                                                                          7,009,698
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.5%                      200,818  Centrica Plc                                         878,256
                                                              142,440  National Grid Plc                                  1,390,165
                                                               35,960  United Utilities Plc                                 414,234
                                                                                                                       ------------
                                                                                                                          2,682,655
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.3%                     100,767  Marks & Spencer Group Plc                            873,602
                                                               15,628  Next Plc                                             411,828
                                                                                                                       ------------
                                                                                                                          1,285,430
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 4.3%          197,100  BG Group Plc                                       1,943,930
                                                              985,820  BP Plc                                            10,475,924

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                3,849  BP Plc (b)                                      $    247,183
                                                              192,586  Royal Dutch Shell Plc                              5,855,276
                                                              131,492  Royal Dutch Shell Plc Class B                      4,194,200
                                                                                                                       ------------
                                                                                                                         22,716,513
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.1%                       81,162  AstraZeneca Plc                                    3,941,756
                                                              281,413  GlaxoSmithKline Plc                                7,096,922
                                                                  800  GlaxoSmithKline Plc (b)                               40,384
                                                                                                                       ------------
                                                                                                                         11,079,062
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.4%                           30,295  British Land Co. Plc                                 554,412
                                                               11,899  Hammerson Plc                                        208,769
                                                               29,699  Land Securities Group Plc                            847,887
                                                                9,912  Liberty International Plc                            166,845
                                                               18,432  Slough Estates Plc                                   189,383
                                                                                                                       ------------
                                                                                                                          1,967,296
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                           16,203  Firstgroup Plc                                       111,752
                                                                2,119  National Express Group Plc                            31,303
                                                               33,050  Stagecoach Group Plc                                  65,533
                                                                                                                       ------------
                                                                                                                            208,588
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor               84,638  ARM Holdings Plc                                     175,815
                  Equipment - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                              21,437  Misys Plc                                             87,864
                                                               66,142  Sage Group Plc                                       292,955
                                                                                                                       ------------
                                                                                                                            380,819
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.3%                      72,099  Dixons Group Plc                                     202,682
                                                                3,700  HMV Group Plc                                         11,481
                                                               54,796  Kesa Electricals Plc                                 244,583
                                                              145,635  Kingfisher Plc                                       593,166
                                                               24,999  MFI Furniture Plc                                     34,333
                                                               79,661  Signet Group Plc                                     147,014
                                                                2,201  Travis Perkins Plc                                    52,900
                                                                                                                       ------------
                                                                                                                          1,286,159
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%      16,226  Burberry Group Plc                                   119,710
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.7%                               81,300  British American Tobacco Plc                       1,814,421
                                                               22,911  Gallaher Group Plc                                   345,140
                                                               40,838  Imperial Tobacco Group Plc                         1,217,779
                                                                                                                       ------------
                                                                                                                          3,377,340
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.2%      21,500  Bunzl Plc                                            235,485
                                                               33,240  Wolseley Plc                                         699,039
                                                                                                                       ------------
                                                                                                                            934,524
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.2%         11,911  Associated British Ports Holdings Plc                120,030
                                                                58,413  BAA Plc                                             628,755

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                               Shares
Country           Industry                                       Held  Common Stocks                                       Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               12,221  BBA Group Plc                                   $     68,920
                                                               41,000  The Peninsular and Oriental Steam
                                                                       Navigation Co.                                       328,000
                                                                                                                       ------------
                                                                                                                          1,145,705
                  -----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.1%                       15,133  Kelda Group Plc                                      201,080
                                                               12,768  Severn Trent Plc                                     237,605
                                                                                                                       ------------
                                                                                                                            438,685
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                2,928,868  Vodafone Group Plc                                 6,310,265
                  Services - 1.3%                              12,490  Vodafone Group Plc (b)                               268,160
                                                                                                                       ------------
                                                                                                                          6,578,425
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the United Kingdom        119,254,885
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks
                                                                       (Cost - $386,849,112) - 93.2%                    487,792,927
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                       Exchange-Traded Funds
- ---------------------------------------------------------------------------------------------------------------------------------
United                                                          6,000  iShares MSCI EAFE Index Fund                         356,760
States - 0.1%     -----------------------------------------------------------------------------------------------------------------
                                                                       Total Exchange-Traded Funds
                                                                       (Cost - $232,840) - 0.1%                             356,760
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                       Preferred Stocks
- ---------------------------------------------------------------------------------------------------------------------------------
Germany - 0.2%    Automobiles - 0.1%                              540  Porsche AG                                           386,614
                                                                5,476  Volkswagen AG, 4.35%                                 209,925
                                                                                                                       ------------
                                                                                                                            596,539
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                              2,828  Henkel KGaA, 1.75%                                   283,541
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%         542  Fresenius Medical Care AG, 2.30%                      50,410
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  5,512  ProSieben SAT.1 Media AG, 2.24%                      106,303
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.0%                        2,033  RWE AG, 3.50%                                        130,549
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Preferred Stocks (Cost - $918,283) - 0.2%    1,167,342
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                       Rights
- ---------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.0%   Industrial Conglomerates - 0.0%              38,364  Sonae SGPS SA (a)(d)                                  19,635
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Rights  (Cost - $9,286) - 0.0%                  19,635
- ---------------------------------------------------------------------------------------------------------------------------------

                                                          Beneficial
                                                            Interest   Short-Term Securities
- ---------------------------------------------------------------------------------------------------------------------------------
                                                      USD  20,328,875  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                       Series I (c)                                      20,328,875
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Short-Term Securities
                                                                       (Cost - $20,328,875) - 3.9%                       20,328,875
                  -----------------------------------------------------------------------------------------------------------------
                                                                       Total Investments
                                                                       (Cost - $408,338,396*) - 97.4%                   509,665,539

                                                                       Other Assets Less Liabilities - 2.6%              13,489,756
                                                                                                                       ------------
                                                                       Net Assets - 100.0%                             $523,155,295
                                                                                                                       ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 413,870,049
                                                                  =============
      Gross unrealized appreciation                               $ 105,929,208
      Gross unrealized depreciation                                 (10,133,718)
                                                                  -------------
      Net unrealized appreciation                                 $  95,795,490
                                                                  =============

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------
                                                                             Net          Interest
      Affiliate                                                           Activity         Income
      --------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I           $ 17,567,968      $318,391
      --------------------------------------------------------------------------------------------

(d)   The rights may be excercised until 1/06/2006.
(e)   Security, or a portion of security, is on loan.

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      ----------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
      Number of                                                         Expiration                              Appreciation
      Contracts       Issue                             Exchange           Date            Face Value          (Depreciation)
      ----------------------------------------------------------------------------------------------------------------------
           1          DAX Index 25 Euro Future          Eurex           March 2006         $   161,643         $      (1,283)
         238          DJ Euro Stoxx 50                  Eurex           March 2006         $ 9,967,799               104,909
          57          FTSE 100 Index Future             LIFFE           March 2006         $ 5,422,304                73,181
          22          Hang Seng Index Future            Hong Kong       January 2006       $ 2,171,898               (66,823)
          66          OMX Stock Index Future            Tokyo           January 2006       $   788,615                 9,163
           1          S&P/MIB Index                     Eurex           March 2006         $   206,779                 4,331
          35          SPI 200 Index Future              Sydney          March 2006         $ 2,954,551                79,511
          74          TOPIX Index Future                Tokyo           March 2006         $ 9,941,069               363,006
      ----------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation - Net                                                                      $     565,995
                                                                                                               =============

Master International Index Series
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

o Forward foreign exchange contracts as of December 31, 2005 were as follows:

      -------------------------------------------------------------------------------------------------------
                                                                                                 Unrealized
      Foreign Currency                                      Settlement                          Appreciation
      Purchased                                                Date                            (Depreciation)
      -------------------------------------------------------------------------------------------------------
      AUD    1,705,000                                     January 2006                          $ (16,989)
      CHF    2,710,000                                     January 2006                            (20,958)
      EUR    7,065,000                                     January 2006                            (17,042)
      GBP    3,200,000                                     January 2006                            (74,021)
      JPY  693,000,000                                     January 2006                             70,653
      SEK    5,945,000                                     January 2006                              1,362
      -------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts -
      Net (USD Commitment - $23,829,444)                                                        $  (56,995)
                                                                                                ==========

      -------------------------------------------------------------------------------------------------------
                                                                                                Unrealized
      Foreign Currency                                      Settlement                         Appreciation
      Sold                                                     Date                           (Depreciation)
      -------------------------------------------------------------------------------------------------------
      AUD      480,000                                     January 2006                          $  (1,561)
      EUR      320,000                                     January 2006                              6,285
      GBP      320,000                                     January 2006                              7,334
      JPY  161,000,000                                     January 2006                            (27,800)
      SEK    1,415,000                                     January 2006                               (110)
      -------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts -
      Net (USD Commitment - $2,807,661)                                                          $ (15,852)
                                                                                                ==========

o     Currency Denominations

      AUD       Australian Dollar
      CHF       Swiss Franc
      EUR       Euro
      GBP       British Pound
      JPY       Japanese Yen
      SEK       Swedish Krona
      USD       U.S. Dollar

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Small Cap Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 23, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.6%                               10,035   Advo, Inc.                                   $     282,786
                                                          19,200   aQuantive, Inc. (a)                                484,608
                                                          15,200   Catalina Marketing Corp.                           385,320
                                                           8,100   Greenfield Online, Inc. (a)                         47,466
                                                           4,500   Marchex, Inc. Class B (a)(e)                       101,205
                                                          15,600   Valassis Communications, Inc. (a)                  453,492
                                                          23,000   ValueClick, Inc. (a)                               416,530
                                                           6,700   Ventiv Health, Inc. (a)                            158,254
                                                                                                                -------------
                                                                                                                    2,329,661
- -----------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.5%                                           1,800   ARGON ST, Inc. (a)                                  55,764
                                                           7,534   Curtiss-Wright Corp.                               411,356
                                                           8,626   Heico Corp. (e)                                    223,241
                                                           5,300   K&F Industries Holdings, Inc. (a)                   81,408
                                                           4,300   MTC Technologies, Inc. (a)                         117,734
                                                          11,113   Moog, Inc. Class A (a)                             315,387
                                                          16,235   Orbital Sciences Corp. (a)                         208,457
                                                          10,734   Teledyne Technologies, Inc. (a)                    312,359
                                                           3,900   United Industrial Corp.                            161,343
                                                                                                                -------------
                                                                                                                    1,887,049
- -----------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching - 0.2%                     3,200   The Andersons, Inc.                                137,856
                                                           1,100   Alico, Inc.                                         49,709
                                                          11,628   Delta & Pine Land Co.                              267,560
                                                          17,900   Gold Kist, Inc. (a)                                267,605
                                                                                                                -------------
                                                                                                                      722,730
- -----------------------------------------------------------------------------------------------------------------------------
Air Transport - 1.0%                                      11,868   AAR Corp. (a)                                      284,239
                                                          14,700   ABX Air, Inc. (a)                                  115,101
                                                          26,520   Airtran Holdings, Inc. (a)                         425,116
                                                           8,199   Alaska Air Group, Inc. (a)                         292,868
                                                           9,800   Aviall, Inc. (a)                                   282,240
                                                          29,180   Continental Airlines, Inc. Class B (a)(e)          621,534
                                                          10,695   EGL, Inc. (a)                                      401,811
                                                          10,800   ExpressJet Holdings, Inc. (a)                       87,372
                                                          11,855   Frontier Airlines, Inc. (a)                        109,540
                                                             100   MAIR Holdings, Inc. (a)                                471
                                                           8,856   Mesa Air Group, Inc. (a)                            92,634
                                                           6,985   Offshore Logistics, Inc. (a)                       203,962
                                                          10,100   Pinnacle Airlines Corp. (a)                         67,367
                                                           2,700   Republic Airways Holdings, Inc. (a)                 41,040
                                                          19,700   Skywest, Inc.                                      529,142
                                                           5,500   World Air Holdings, Inc. (a)                        52,910
                                                                                                                -------------
                                                                                                                    3,607,347
- -----------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.1%                                            9,000   Aleris International, Inc. (a)                     290,160
                                                           8,402   Century Aluminum Co. (a)                           220,216
                                                                                                                -------------
                                                                                                                      510,376
- -----------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market - 0.2%                            8,643   Aftermarket Technology Corp. (a)                   168,020
                                                           5,750   Commercial Vehicle Group, Inc. (a)                 107,985
                                                           5,800   Keystone Automotive Industries, Inc. (a)           182,584
                                                           1,000   R&B, Inc. (a)                                        9,480
                                                           3,300   Standard Motor Products, Inc.                       30,459
                                                           6,699   Superior Industries International, Inc. (e)        149,120
                                                                                                                -------------
                                                                                                                      647,648
- -----------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment - 0.3%                     11,200   American Axle & Manufacturing Holdings, Inc.       205,296
                                                          21,900   ArvinMeritor, Inc.                                 315,141
                                                          17,200   Hayes Lemmerz International, Inc. (a)               60,544

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           2,200   Noble International Ltd.                     $      45,848
                                                          19,500   Quantum Fuel Systems Technologies
                                                                   Worldwide, Inc. (a)(e)                              52,260
                                                           2,273   Sauer-Danfoss, Inc.                                 42,755
                                                             800   Strattec Security Corp. (a)                         32,336
                                                          13,100   Tenneco, Inc. (a)                                  256,891
                                                          39,300   Visteon Corp. (a)                                  246,018
                                                                                                                -------------
                                                                                                                    1,257,089
- -----------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.2%                                1,200   Accuride Corp. (a)                                  15,480
                                                          12,094   Modine Manufacturing Co.                           394,143
                                                           9,245   Wabash National Corp.                              176,117
                                                                                                                -------------
                                                                                                                      585,740
- -----------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.0%                                5,300   Signature Bank (a)                                 148,771
- -----------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City - 7.7%                        3,540   1st Source Corp.                                    89,031
                                                           3,821   Alabama National Bancorp.                          247,448
                                                           8,318   Amcore Financial, Inc.                             252,950
                                                           5,150   AmericanWest Bancorp (a)                           121,694
                                                           3,600   Ameris Bancorp                                      71,424
                                                           1,500   Ames National Corp.                                 39,030
                                                           2,704   Arrow Financial Corp.                               70,710
                                                             900   The Banc Corp. (a)                                  10,269
                                                           1,200   BancTrust Financial Group, Inc.                     24,120
                                                           1,845   Bancfirst Corp.                                    145,755
                                                           2,715   The Bancorp Inc. (a)                                46,155
                                                          24,300   Bancorpsouth, Inc.                                 536,301
                                                           3,986   Bank of Granite Corp.                               73,861
                                                           3,100   Bank of the Ozarks, Inc.                           114,390
                                                           7,800   BankFinancial Corp. (a)                            114,504
                                                           3,113   Banner Corp.                                        97,126
                                                          12,633   Boston Private Financial Holdings, Inc.            384,296
                                                          13,560   CVB Financial Corp.                                275,404
                                                           1,600   Camden National Corp.                               52,608
                                                           3,221   Capital City Bank Group, Inc.                      110,448
                                                           2,700   Capital Corp. of the West                           87,615
                                                           3,100   Capital Crossing Bank (a)                          103,540
                                                           2,600   Capitol Bancorp Ltd.                                97,344
                                                          11,900   Cardinal Financial Corp.                           130,900
                                                           5,300   Cascade Bancorp                                    122,854
                                                          15,244   Cathay General Bancorp                             547,869
                                                          19,300   Centennial Bank Holdings, Inc. (a)                 238,741
                                                           5,100   Center Financial Corp.                             128,316
                                                           3,482   Central Coast Bancorp (a)                           86,145
                                                           9,348   Central Pacific Financial Corp.                    335,780
                                                           7,348   Chemical Financial Corp.                           233,372
                                                          13,882   Chittenden Corp.                                   386,058
                                                           1,616   Citizens & Northern Corp.                           42,339
                                                          15,200   Citizens Banking Corp.                             421,800
                                                           7,093   City Holding Co.                                   254,993
                                                           2,299   CityBank                                            80,649
                                                           1,800   Clifton Savings Bancorp, Inc.                       18,108
                                                           3,926   CoBiz, Inc.                                         71,571
                                                             500   Colony Bankcorp, Inc.                               12,490
                                                             600   Columbia Bancorp                                    24,750
                                                           6,441   Columbia Banking System, Inc.                      183,891
                                                             500   Commercial Bankshares, Inc.                         17,685
                                                           3,000   Community Bancorp (a)                               94,830

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           8,100   Community Bank System, Inc.                  $     182,655
                                                           5,442   Community Banks, Inc.                              152,376
                                                           3,623   Community Trust Bancorp, Inc.                      111,407
                                                           4,552   Corus Bankshares, Inc.                             256,141
                                                          23,700   Doral Financial Corp.                              251,220
                                                             700   Enterprise Financial Services Corp.                 15,876
                                                           1,600   EuroBancshares, Inc. (a)                            22,672
                                                           1,900   FNB Corp.                                           58,273
                                                           1,785   Farmers Capital Bank Corp.                          55,335
                                                           1,700   Financial Institutions, Inc.                        33,354
                                                          19,600   First BanCorp.                                     243,236
                                                           3,036   First Bancorp                                       61,206
                                                           4,014   First Busey Corp.                                   83,852
                                                           8,923   First Charter Corp.                                211,118
                                                           1,847   First Citizens BancShares, Inc. Class A            322,154
                                                          20,540   First Commonwealth Financial Corp.                 265,582
                                                           5,100   First Community Bancorp, Inc.                      277,287
                                                           2,894   First Community Bancshares, Inc.                    90,177
                                                           9,887   First Financial Bancorp                            173,220
                                                           5,353   First Financial Bankshares, Inc.                   187,676
                                                           4,244   First Financial Corp.                              114,588
                                                           5,346   First Merchants Corp.                              138,996
                                                          12,600   First Midwest Bancorp, Inc.                        441,756
                                                           1,150   First Oak Brook Bancshares, Inc.                    32,142
                                                           1,300   First Regional Bancorp (a)                          87,815
                                                             400   First South Bancorp, Inc.                           14,128
                                                           6,300   First State Bancorp                                151,137
                                                           9,100   Franklin Bank Corp. (a)                            163,709
                                                           6,911   Frontier Financial Corp.                           221,152
                                                           2,200   GB&T Bancshares, Inc.                               47,102
                                                           8,643   Glacier Bancorp, Inc.                              259,722
                                                          15,922   Gold Banc Corp., Inc.                              290,099
                                                          13,300   Greater Bay Bancorp                                340,746
                                                           6,454   Hancock Holding Co.                                244,026
                                                          15,404   Hanmi Financial Corp.                              275,115
                                                           8,578   Harleysville National Corp.                        163,840
                                                           3,000   Heartland Financial USA, Inc.                       65,100
                                                           6,000   Heritage Commerce Corp.                            129,000
                                                          13,900   Hudson United Bancorp                              579,352
                                                           4,445   Independent Bank Corp./MA                          126,816
                                                           8,705   Independent Bank Corp./MI                          237,037
                                                           4,774   Integra Bank Corp.                                 101,877
                                                           4,900   Interchange Financial Services Corp.                84,525
                                                          16,400   Investors Bancorp, Inc. (a)                        180,892
                                                           5,248   Irwin Financial Corp.                              112,412
                                                           4,197   Lakeland Bancorp, Inc.                              61,696
                                                           1,700   Lakeland Financial Corp.                            68,646
                                                           6,150   MB Financial, Inc.                                 217,710
                                                           3,477   MBT Financial Corp.                                 56,327
                                                           3,078   Macatawa Bank Corp.                                111,978
                                                           4,356   Main Street Banks, Inc.                            118,614
                                                           6,266   MainSource Financial Group, Inc.                   111,848
                                                           3,629   Mercantile Bank Corp.                              139,717
                                                               1   Mercantile Bankshares Corp.                             56

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           7,550   Mid-State Bancshares                         $     201,962
                                                           1,580   Midwest Banc Holdings, Inc.                         35,155
                                                           2,029   NBC Capital Corp.                                   48,270
                                                           9,513   NBT Bancorp, Inc.                                  205,386
                                                           7,100   Nara Bancorp, Inc.                                 126,238
                                                          12,377   National Penn Bancshares, Inc.                     235,782
                                                           1,200   Northern Empire Bancshares (a)                      28,392
                                                          21,695   Old National Bancorp                               469,480
                                                           5,776   Old Second Bancorp, Inc.                           176,572
                                                           2,541   Omega Financial Corp.                               70,818
                                                           9,218   Oriental Financial Group                           113,934
                                                          15,762   Pacific Capital Bancorp                            560,812
                                                           3,715   Park National Corp.                                381,308
                                                           2,198   Peapack Gladstone Financial Corp.                   61,324
                                                             200   Pennsylvania Commerce Bancorp, Inc. (a)              6,370
                                                           4,210   Peoples Bancorp, Inc.                              120,111
                                                           4,300   Pinnacle Financial Partners, Inc. (a)              107,414
                                                           6,000   Piper Jaffray Cos. (a)                             242,400
                                                           1,250   Placer Sierra Bancshares                            34,637
                                                             400   Preferred Bank                                      17,800
                                                           1,700   Premierwest Bancorp                                 23,885
                                                           6,696   PrivateBancorp, Inc.                               238,177
                                                           4,600   Prosperity Bancshares, Inc.                        132,204
                                                          11,924   Provident Bankshares Corp.                         402,673
                                                          11,011   R-G Financial Corp. Class B                        145,345
                                                           2,432   Renasant Corp.                                      76,924
                                                          28,059   Republic Bancorp, Inc.                             333,902
                                                           2,608   Republic Bancorp, Inc. Class A                      55,942
                                                           1,371   Royal Bancshares of Pennsylvania Class A            31,750
                                                           7,663   S&T Bancorp, Inc.                                  282,152
                                                           2,446   SCBT Financial Corp.                                81,745
                                                           9,700   SVB Financial Group (a)                            454,348
                                                           2,800   SY Bancorp, Inc.                                    70,056
                                                           4,314   Sandy Spring Bancorp, Inc.                         150,472
                                                           1,603   Santander BanCorp                                   40,267
                                                           3,458   Seacoast Banking Corp. of Florida                   79,361
                                                           1,400   Security Bank Corp.                                 32,606
                                                             100   Sierra Bancorp                                       2,279
                                                           4,300   Simmons First National Corp. Class A               119,110
                                                           2,975   Southside Bancshares, Inc.                          60,095
                                                           6,300   Southwest Bancorp, Inc.                            126,000
                                                           2,601   State Bancorp, Inc.                                 43,541
                                                          17,776   Sterling Bancshares, Inc.                          274,461
                                                           8,502   Sterling Financial Corp.                           168,340
                                                           3,400   Suffolk Bancorp                                    114,818
                                                           1,100   Summit Bancshares, Inc.                             19,778
                                                             400   Summit Financial Group, Inc.                         9,080
                                                           5,757   Sun Bancorp, Inc. (a)                              113,701
                                                          16,716   Susquehanna Bancshares, Inc.                       395,835
                                                             200   Taylor Capital Group, Inc.                           8,080
                                                           9,261   Texas Capital Bancshares, Inc. (a)                 207,539
                                                          14,576   Texas Regional Bancshares, Inc. Class A            412,501
                                                           2,782   Tompkins Trustco, Inc.                             124,634

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           3,400   Trico Bancshares                             $      79,526
                                                          22,061   TrustCo Bank Corp. NY                              273,998
                                                          16,627   Trustmark Corp.                                    456,744
                                                          24,900   UCBH Holdings, Inc.                                445,212
                                                           5,576   UMB Financial Corp.                                356,362
                                                           3,496   USB Holding Co., Inc.                               75,723
                                                          16,050   Umpqua Holdings Corp.                              457,907
                                                           2,500   Union Bankshares Corp.                             107,750
                                                          13,200   United Bankshares, Inc.                            465,168
                                                           9,000   United Community Banks, Inc.                       239,940
                                                             600   United Security Bancshares                          16,086
                                                           2,850   Univest Corp. of Pennsylvania                       69,170
                                                           7,019   Unizan Financial Corp.                             186,425
                                                           4,100   Vineyard National Bancorp                          126,444
                                                           2,912   Virginia Commerce Bancorp (a)                       84,710
                                                           2,100   Virginia Financial Group, Inc.                      75,663
                                                           4,200   Washington Trust Bancorp, Inc.                     109,956
                                                           8,863   WesBanco, Inc.                                     269,524
                                                           4,590   West Bancorporation, Inc.                           85,833
                                                           4,300   West Coast Bancorp                                 113,735
                                                           8,983   Westamerica Bancorp                                476,728
                                                           1,920   Western Sierra Bancorp (a)                          69,869
                                                           4,400   Wilshire Bancorp, Inc.                              75,636
                                                           8,200   Wintrust Financial Corp.                           450,180
                                                           3,600   Yardville National Bancorp                         124,740
                                                                                                                -------------
                                                                                                                   28,512,452
- -----------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries) - 0.0%                        4,800   Boston Beer Co., Inc. Class A (a)                  120,000
- -----------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks - 0.2%                                 987   Coca-Cola Bottling Co. Consolidated                 42,441
                                                           1,710   Farmer Bros. Co.                                    33,071
                                                             600   Green Mountain Coffee Roasters, Inc. (a)            24,360
                                                           4,200   Hansen Natural Corp. (a)(e)                        333,900
                                                           2,290   National Beverage Corp. (a)                         22,373
                                                           4,200   Peet's Coffee & Tea, Inc. (a)                      127,470
                                                                                                                -------------
                                                                                                                      583,615
- -----------------------------------------------------------------------------------------------------------------------------
Biotechnology Research & Production - 2.4%                36,300   Aastrom Biosciences, Inc. (a)                       76,956
                                                          24,700   Abgenix, Inc. (a)                                  531,297
                                                           2,300   Acadia Pharmaceuticals, Inc. (a)                    22,655
                                                           8,887   Albany Molecular Research, Inc. (a)                107,977
                                                          10,180   Alexion Pharmaceuticals, Inc. (a)                  206,145
                                                           8,813   Antigenics, Inc. (a)(e)                             41,950
                                                          21,800   Applera Corp. - Celera Genomics Group (a)          238,928
                                                          13,900   Arena Pharmaceuticals, Inc. (a)                    197,658
                                                          17,119   Ariad Pharmaceuticals, Inc. (a)                    100,146
                                                          13,700   Arqule, Inc. (a)                                    83,844
                                                           5,600   Array Biopharma, Inc. (a)                           39,256
                                                           6,120   Arthrocare Corp. (a)                               257,897
                                                           7,900   Barrier Therapeutics, Inc. (a)                      64,780
                                                           9,100   Bioenvision, Inc. (a)                               59,423
                                                           4,000   Caliper Life Sciences, Inc. (a)                     23,520
                                                          18,924   Cell Genesys, Inc. (a)(e)                          112,219
                                                           9,031   Cell Therapeutics, Inc. (a)(e)                      19,688
                                                           2,200   Coley Pharmaceutical Group, Inc. (a)                33,352
                                                           2,200   Cotherix, Inc. (a)                                  23,364

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          17,967   Cubist Pharmaceuticals, Inc. (a)             $     381,799
                                                          12,800   CuraGen Corp. (a)                                   39,424
                                                           9,500   Curis, Inc. (a)                                     33,820
                                                           8,900   Cypress Bioscience, Inc. (a)                        51,798
                                                           4,624   Digene Corp. (a)                                   134,882
                                                          15,600   Discovery Laboratories, Inc. (a)                   104,208
                                                           6,778   Diversa Corp. (a)                                   32,534
                                                           6,000   Dov Pharmaceutical, Inc. (a)                        88,080
                                                          15,900   deCODE genetics, Inc. (a)(e)                       131,334
                                                          17,296   Encysive Pharmaceuticals, Inc. (a)                 136,465
                                                          16,900   Enzon Pharmaceuticals, Inc. (a)                    125,060
                                                          21,718   Exelixis, Inc. (a)                                 204,584
                                                          10,900   Genitope Corp. (a)                                  86,655
                                                          15,129   Geron Corp. (a)                                    130,261
                                                          37,700   Human Genome Sciences, Inc. (a)                    322,712
                                                          18,300   ICOS Corp. (a)                                     505,629
                                                           2,800   Idenix Pharmaceuticals Inc. (a)                     47,908
                                                          30,324   Incyte Corp. (a)                                   161,930
                                                           4,900   Integra LifeSciences Holdings Corp. (a)            173,754
                                                          10,014   InterMune, Inc. (a)(e)                             168,235
                                                          10,600   Introgen Therapeutics, Inc. (a)(e)                  55,862
                                                           1,400   Kensey Nash Corp. (a)                               30,842
                                                          10,400   Keryx Biopharmaceuticals, Inc. (a)                 152,256
                                                          18,205   Lexicon Genetics, Inc. (a)                          66,448
                                                           5,650   MannKind Corp. (a)(e)                               63,619
                                                             300   Marshall Edwards, Inc. (a)                           1,875
                                                           8,500   Martek Biosciences Corp. (a)(e)                    209,185
                                                           6,701   Maxygen, Inc. (a)                                   50,325
                                                           3,600   Momenta Pharmaceuticals Inc. (a)                    79,344
                                                          28,300   Monogram Biosciences, Inc. (a)                      52,921
                                                           4,300   Myogen, Inc. (a)                                   129,688
                                                           9,700   Myriad Genetics, Inc. (a)                          201,760
                                                          12,723   NPS Pharmaceuticals, Inc. (a)                      150,640
                                                          20,854   Nabi Biopharmaceuticals (a)                         70,487
                                                          19,200   Nanogen, Inc. (a)(e)                                50,304
                                                           6,700   Nastech Pharmaceutical Co., Inc. (a)                98,624
                                                          10,300   Neurocrine Biosciences, Inc. (a)                   646,119
                                                           5,400   Neurogen Corp. (a)                                  35,586
                                                           6,800   Northfield Laboratories, Inc. (a)                   91,120
                                                          11,000   Nuvelo, Inc. (a)                                    89,210
                                                           5,300   Orchid Cellmark, Inc. (a)                           40,280
                                                           4,400   PRA International Inc. (a)                         123,860
                                                           4,600   Progenics Pharmaceuticals, Inc. (a)                115,046
                                                           8,770   Rigel Pharmaceuticals, Inc. (a)                     73,317
                                                          26,800   Savient Pharmaceuticals, Inc. (a)                  100,232
                                                           7,600   Seattle Genetics, Inc. (a)                          35,872
                                                           9,472   Serologicals Corp. (a)                             186,977
                                                          24,800   StemCells, Inc. (a)(e)                              85,560
                                                           8,045   Tanox, Inc. (a)                                    131,697
                                                          16,432   Telik, Inc. (a)                                    279,180
                                                             900   Tercica, Inc. (a)                                    6,453
                                                           3,338   Trimeris, Inc. (a)                                  38,354

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,300   ViaCell, Inc. (a)                            $      24,166
                                                           7,100   Zymogenetics, Inc. (a)                             120,771
                                                                                                                -------------
                                                                                                                    8,990,107
- -----------------------------------------------------------------------------------------------------------------------------
Building Materials - 0.8%                                  2,500   Ameron International Corp.                         113,950
                                                           2,900   BlueLinx Holdings, Inc.                             32,625
                                                           3,900   Building Material Holding Corp.                    266,019
                                                          19,600   Hughes Supply, Inc.                                702,660
                                                           1,600   Huttig Building Products, Inc. (a)                  13,440
                                                           3,312   LSI Industries, Inc.                                51,866
                                                           4,968   NCI Building Systems, Inc. (a)                     211,041
                                                          11,732   Simpson Manufacturing Co., Inc.                    426,458
                                                           6,545   Texas Industries, Inc.                             326,203
                                                           4,709   Trex Co., Inc. (a)                                 132,087
                                                           7,665   Watsco, Inc.                                       458,444
                                                           4,700   Zoltek Cos., Inc. (a)(e)                            41,266
                                                                                                                -------------
                                                                                                                    2,776,059
- -----------------------------------------------------------------------------------------------------------------------------
Building: Air Conditioning - 0.1%                         13,735   Lennox International, Inc.                         387,327
- -----------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.2%                                    5,078   Eagle Materials, Inc.                              621,344
- -----------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing - 0.1%                        1,800   Aaon, Inc. (a)                                      32,256
                                                           3,700   Interline Brands Inc. (a)                           84,175
                                                          20,150   Jacuzzi Brands, Inc. (a)                           169,260
                                                                                                                -------------
                                                                                                                      285,691
- -----------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%                             4,000   Builders FirstSource, Inc. (a)                      85,480
                                                           9,100   Comfort Systems USA, Inc.                           83,720
                                                           4,400   Drew Industries, Inc. (a)                          124,036
                                                          10,947   Griffon Corp. (a)                                  260,648
                                                                                                                -------------
                                                                                                                      553,884
- -----------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard - 0.1%                       4,300   Beacon Roofing Supply, Inc. (a)                    123,539
                                                           6,651   ElkCorp                                            223,873
                                                                                                                -------------
                                                                                                                      347,412
- -----------------------------------------------------------------------------------------------------------------------------
Cable Television Services - 0.1%                          70,400   Charter Communications, Inc. Class A (a)(e)         85,888
                                                           5,498   Crown Media Holdings, Inc. Class A (a)              50,417
                                                          20,894   TiVo, Inc. (a)(e)                                  106,977
                                                                                                                -------------
                                                                                                                      243,282
- -----------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.6%                                 14,900   Alliance Gaming Corp. (a)                          193,998
                                                           8,000   Ameristar Casinos, Inc.                            181,600
                                                          11,091   Aztar Corp. (a)                                    337,055
                                                           1,632   Churchill Downs, Inc.                               59,943
                                                           2,815   Dover Downs Gaming & Entertainment, Inc.            39,832
                                                           6,375   Isle of Capri Casinos, Inc. (a)                    155,295
                                                          10,500   MTR Gaming Group, Inc. (a)                         109,305
                                                          11,500   Magna Entertainment Corp. Class A (a)(e)            82,110
                                                          13,100   Mikohn Gaming Corp. (a)                            129,297
                                                           1,600   Monarch Casino & Resort, Inc. (a)                   36,160
                                                           8,800   Multimedia Games, Inc. (a)(e)                       81,400
                                                          12,164   Pinnacle Entertainment, Inc. (a)                   300,572
                                                           1,600   Riviera Holdings Corp. (a)                          26,224
                                                           9,200   Shuffle Master, Inc. (a)(e)                        231,288
                                                           6,212   WMS Industries, Inc. (a)                           155,859
                                                                                                                -------------
                                                                                                                    2,119,938
- -----------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%                                           3,000   American Vanguard Corp.                             70,500
                                                           6,256   Arch Chemicals, Inc.                               187,054
                                                           1,200   Balchem Corp.                                       35,772
                                                          13,200   CF Industries Holdings, Inc.                       201,300

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           6,900   Cabot Microelectronics Corp. (a)             $     202,377
                                                          15,801   Calgon Carbon Corp.                                 89,908
                                                          10,485   Cambrex Corp.                                      196,803
                                                          13,200   EnerSys (a)                                        172,128
                                                           5,164   Energy Conversion Devices, Inc. (a)                210,433
                                                           9,637   Georgia Gulf Corp.                                 293,158
                                                          39,500   Hercules, Inc. (a)                                 446,350
                                                           8,467   MacDermid, Inc.                                    236,229
                                                           5,641   Medis Technologies Ltd. (a)(e)                      82,979
                                                           2,534   NL Industries, Inc.                                 35,704
                                                           4,200   NewMarket Corp. (a)                                102,732
                                                           4,765   Nuco2, Inc. (a)                                    132,848
                                                           9,300   OM Group, Inc. (a)                                 174,468
                                                           3,500   Octel Corp.                                         56,945
                                                           2,000   Pioneer Cos., Inc. (a)                              59,940
                                                          28,967   PolyOne Corp. (a)                                  186,258
                                                           6,500   Rockwood Holdings, Inc. (a)                        128,245
                                                          11,106   Schulman A, Inc.                                   239,001
                                                           5,900   Senomyx, Inc. (a)                                   71,508
                                                           1,555   Stepan Co.                                          41,814
                                                           5,500   Tronox, Inc. Class A                                71,885
                                                          11,800   UAP Holding Corp.                                  240,956
                                                           6,400   Ultralife Batteries, Inc. (a)                       76,800
                                                          12,300   Valence Technology, Inc. (a)(e)                     18,450
                                                          19,600   WR Grace & Co. (a)                                 184,240
                                                           3,050   Westlake Chemical Corp.                             87,871
                                                                                                                -------------
                                                                                                                    4,334,656
- -----------------------------------------------------------------------------------------------------------------------------
Coal - 0.2%                                                8,600   Alpha Natural Resources, Inc. (a)                  165,206
                                                           6,900   Foundation Coal Holdings, Inc.                     262,200
                                                           4,800   James River Coal Co. (a)                           183,360
                                                                                                                -------------
                                                                                                                      610,766
- -----------------------------------------------------------------------------------------------------------------------------
Commercial Information Services - 0.3%                     8,958   Arbitron, Inc.                                     340,225
                                                         144,800   CMGI, Inc. (a)                                     220,096
                                                          13,161   infoUSA, Inc.                                      143,850
                                                           6,400   LECG Corp. (a)                                     111,232
                                                           7,374   ProQuest Co. (a)                                   205,808
                                                           6,553   Sourcecorp (a)                                     157,141
                                                                                                                -------------
                                                                                                                    1,178,352
- -----------------------------------------------------------------------------------------------------------------------------
Communications & Media - 0.1%                             21,400   Entravision Communications Corp. Class A (a)       152,368
                                                          74,600   Gemstar-TV Guide International, Inc. (a)           194,706
                                                                                                                -------------
                                                                                                                      347,074
- -----------------------------------------------------------------------------------------------------------------------------
Communications Technology - 2.6%                         107,300   3Com Corp. (a)                                     386,280
                                                          18,800   Adtran, Inc.                                       559,112
                                                          16,300   Airspan Networks, Inc. (a)                          92,747
                                                           7,222   Anaren, Inc. (a)                                   112,880
                                                           8,372   Anixter International, Inc.                        327,513
                                                           2,000   Arbinet-Thexchange Inc. (a)                         14,020
                                                           8,900   Atheros Communications Inc. (a)                    115,700
                                                          16,500   Avocent Corp. (a)                                  448,635
                                                           3,159   Bel Fuse, Inc.                                     100,456
                                                           6,188   Black Box Corp.                                    293,187
                                                          15,050   Broadwing Corp. (a)                                 91,052
                                                          82,300   Brocade Communications Systems, Inc. (a)           334,961
                                                          17,700   CSG Systems International Inc. (a)                 395,064

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           1,672   Catapult Communications Corp. (a)            $      24,729
                                                         163,200   Ciena Corp. (a)                                    484,704
                                                             133   ClearOne Communications Inc. (a)                       318
                                                          16,588   CommScope, Inc. (a)                                333,916
                                                           5,725   Comtech Telecommunications Corp. (a)               174,841
                                                               8   CycleLogic, Inc. (a)                                     0
                                                          10,100   Digi International, Inc. (a)                       105,949
                                                          11,800   Ditech Communications Corp. (a)                     98,530
                                                           8,813   Echelon Corp. (a)                                   69,006
                                                          23,800   Entrust, Inc. (a)                                  115,192
                                                          35,700   Extreme Networks Inc. (a)                          169,575
                                                          38,500   Finisar Corp. (a)(e)                                80,080
                                                          36,500   Foundry Networks, Inc. (a)                         504,065
                                                          27,100   Glenayre Technologies, Inc. (a)                     88,075
                                                          23,696   Harmonic, Inc. (a)                                 114,926
                                                           6,900   InPhonic, Inc. (a)(e)                               59,961
                                                           8,377   Inter-Tel, Inc.                                    163,938
                                                          11,100   InterVoice, Inc. (a)                                88,356
                                                           9,229   Ixia (a)                                           136,405
                                                           6,600   j2 Global Communications, Inc. (a)(e)              282,084
                                                           8,300   Netgear, Inc. (a)                                  159,775
                                                           6,800   Novatel Wireless, Inc. (a)                          82,348
                                                           4,302   Oplink Communications, Inc. (a)                     62,379
                                                           4,383   Optical Communication Products, Inc. (a)            10,125
                                                           9,800   Redback Networks, Inc. (a)                         137,788
                                                          10,308   Seachange International, Inc. (a)                   81,433
                                                          12,388   Secure Computing Corp. (a)                         151,877
                                                          78,300   Sonus Networks, Inc. (a)                           291,276
                                                           7,810   Standard Microsystems Corp. (a)                    224,069
                                                          51,700   Sycamore Networks, Inc. (a)                        223,344
                                                           5,100   Syniverse Holdings, Inc. (a)                       106,590
                                                          61,800   TIBCO Software, Inc. (a)                           461,646
                                                           4,680   Talx Corp.                                         213,923
                                                          16,400   Tekelec (a)                                        227,960
                                                          14,200   Telkonet, Inc. (a)(e)                               58,930
                                                           7,830   Terremark Worldwide, Inc. (a)                       36,410
                                                           2,640   Ulticom, Inc. (a)                                   25,898
                                                          34,500   Utstarcom, Inc. (a)(e)                             278,070
                                                           6,301   Viasat, Inc. (a)                                   168,426
                                                           9,731   WebEx Communications, Inc. (a)                     210,482
                                                          15,800   Westell Technologies, Inc. Class A (a)              71,100
                                                          25,175   Zhone Technologies, Inc. (a)(e)                     50,602
                                                                                                                -------------
                                                                                                                    9,700,708
- -----------------------------------------------------------------------------------------------------------------------------
Computer Services Software & Systems - 4.7%               20,600   AMICAS, Inc. (a)                                   102,176
                                                          24,300   Acxiom Corp.                                       558,900
                                                          16,402   Agile Software Corp. (a)                            98,084
                                                           8,800   Altiris, Inc. (a)                                  148,632
                                                           4,000   American Reprographics Co. (a)                     101,640
                                                           1,000   Ansoft Corp. (a)                                    34,050
                                                          10,232   Ansys, Inc. (a)                                    436,804
                                                           8,300   Anteon International Corp. (a)                     451,105
                                                          12,800   Applied Digital Solutions, Inc. (a)(e)              33,408
                                                          19,380   Ariba, Inc. (a)                                    142,443
                                                          14,297   AsiaInfo Holdings, Inc. (a)                         56,902

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          15,808   Aspen Technology, Inc. (a)                   $     124,093
                                                           8,100   Audible, Inc. (a)(e)                               104,004
                                                          55,000   BearingPoint, Inc. (a)                             432,300
                                                             926   Blackbaud, Inc.                                     15,816
                                                           7,400   Blackboard, Inc. (a)                               214,452
                                                           2,700   Blue Coat Systems, Inc. (a)                        123,444
                                                          26,267   Borland Software Corp. (a)                         171,524
                                                           6,900   Bottomline Technologies, Inc. (a)                   76,038
                                                           2,500   COMSYS IT Partners, Inc. (a)                        27,625
                                                          16,002   Ciber, Inc. (a)                                    105,613
                                                           3,300   Click Commerce, Inc. (a)(e)                         69,366
                                                           7,800   Concur Technologies, Inc. (a)                      100,542
                                                           2,000   Constellation 3D, Inc. (a)                               0
                                                           8,100   Covansys Corp. (a)                                 110,241
                                                          12,764   Dendrite International, Inc. (a)                   183,929
                                                          10,900   Digital River, Inc. (a)                            324,166
                                                          30,007   Digitas, Inc. (a)                                  375,688
                                                           1,845   EPIQ Systems, Inc. (a)                              34,206
                                                          14,339   Electronics for Imaging Inc. (a)                   381,561
                                                           3,000   Emageon, Inc. (a)                                   47,700
                                                          18,500   Epicor Software Corp. (a)                          261,405
                                                           4,500   Equinix, Inc. (a)                                  183,420
                                                           5,100   eCollege.com, Inc. (a)                              91,953
                                                          18,979   Gartner, Inc. Class A (a)                          244,829
                                                           8,600   Infocrossing, Inc. (a)(e)                           74,046
                                                          29,600   Informatica Corp. (a)                              355,200
                                                           1,800   Integral Systems, Inc.                              33,948
                                                          13,800   Internet Capital Group, Inc. (a)                   113,436
                                                          13,700   Internet Security Systems Inc. (a)                 287,015
                                                           5,100   Intervideo, Inc. (a)                                53,805
                                                          17,425   Interwoven, Inc. (a)                               147,590
                                                           4,300   iGate Corp. (a)                                     20,898
                                                           9,708   JDA Software Group, Inc. (a)                       165,133
                                                           5,900   Jupitermedia Corp. (a)                              87,202
                                                           6,400   Kanbay International, Inc. (a)                     101,696
                                                          15,658   Keane, Inc. (a)                                    172,395
                                                           8,938   Keynote Systems, Inc. (a)                          114,853
                                                          24,800   Lawson Software, Inc. (a)                          182,280
                                                          17,500   Lionbridge Technologies Inc. (a)                   122,850
                                                           5,774   MRO Software, Inc. (a)                              81,067
                                                          14,100   Macrovision Corp. (a)                              235,893
                                                           8,000   Magma Design Automation, Inc. (a)                   67,280
                                                           8,939   Manhattan Associates, Inc. (a)                     183,071
                                                           4,500   Mantech International Corp. Class A (a)            125,370
                                                           6,000   Mapinfo Corp. (a)                                   75,660
                                                          15,597   Matrixone, Inc. (a)                                 77,829
                                                          22,700   Mentor Graphics Corp. (a)                          234,718
                                                           7,156   Mercury Computer Systems, Inc. (a)                 147,628
                                                           7,100   Merge Technologies, Inc. (a)                       177,642
                                                           4,100   MicroStrategy, Inc. Class A (a)                    339,234
                                                          25,900   Micromuse, Inc. (a)                                256,151
                                                          10,598   Micros Systems, Inc. (a)                           512,095
                                                          11,500   Motive, Inc. (a)                                    35,535
                                                           3,200   Ness Technologies, Inc. (a)                         34,464

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          16,374   NetIQ Corp. (a)                              $     201,236
                                                           4,985   Netscout Systems, Inc. (a)                          27,168
                                                          30,395   Nuance Communications, Inc. (a)                    231,914
                                                           4,300   Open Solutions, Inc. (a)                            98,556
                                                          26,533   Openwave Systems, Inc. (a)                         463,532
                                                          20,100   Opsware, Inc. (a)                                  136,479
                                                           1,800   PAR Technology Corp. (a)                            49,968
                                                           3,900   PDF Solutions, Inc. (a)                             63,375
                                                          10,307   Packeteer, Inc. (a)                                 80,085
                                                          89,400   Parametric Technology Corp. (a)                    545,340
                                                           1,400   Pegasystems, Inc. (a)                               10,234
                                                          13,208   Progress Software Corp. (a)                        374,843
                                                           3,500   QAD, Inc.                                           26,740
                                                          18,600   Quest Software, Inc. (a)                           271,374
                                                          32,400   RealNetworks, Inc. (a)                             251,424
                                                           4,900   RightNow Technologies, Inc. (a)                     90,454
                                                           4,200   SI International, Inc. (a)                         128,394
                                                           3,989   SPSS, Inc. (a)                                     123,380
                                                             500   SSA Global Techonologies, Inc. (a)                   9,095
                                                          11,061   SYKES Enterprises, Inc. (a)                        147,886
                                                           1,100   SYNNEX Corp. (a)                                    16,621
                                                           7,199   SafeNet, Inc. (a)                                  231,952
                                                          25,992   Sapient Corp. (a)                                  147,894
                                                           8,797   Serena Software, Inc. (a)                          206,202
                                                          21,741   SonicWALL, Inc. (a)                                172,189
                                                           6,500   Stellent, Inc. (a)                                  64,545
                                                          18,600   SupportSoft, Inc. (a)                               78,492
                                                           1,583   Syntel, Inc.                                        32,974
                                                          12,385   Transaction Systems Architects, Inc.
                                                                   Class A (a)                                        356,564
                                                          12,608   Trizetto Group (a)                                 214,210
                                                          10,400   Tyler Technologies, Inc. (a)                        91,312
                                                           9,300   Ultimate Software Group, Inc. (a)                  177,351
                                                          10,700   Vasco Data Security International Inc. (a)         105,395
                                                           7,200   VeriFone Holdings, Inc. (a)                        182,160
                                                           5,100   Verint Systems, Inc. (a)                           175,797
                                                           7,380   Vignette Corp. (a)                                 120,368
                                                           6,451   Websense, Inc. (a)                                 423,444
                                                          22,200   Wind River Systems, Inc. (a)                       327,894
                                                           7,600   Witness Systems, Inc. (a)                          149,492
                                                          16,820   webMethods, Inc. (a)                               129,682
                                                          10,508   Zoran Corp. (a)                                    170,335
                                                                                                                -------------
                                                                                                                   17,490,393
- -----------------------------------------------------------------------------------------------------------------------------
Computer Technology - 1.8%                                37,400   Adaptec, Inc. (a)                                  217,668
                                                           3,700   Advanced Analogic Technologies, Inc. (a)            51,245
                                                          21,534   Advanced Digital Information Corp. (a)             210,818
                                                           4,300   Cyberguard Corp. (a)(e)                             37,969
                                                          16,700   Dot Hill Systems Corp. (a)                         115,731
                                                          25,100   Emulex Corp. (a)                                   496,729
                                                           9,609   FalconStor Software, Inc. (a)(e)                    71,011
                                                           5,400   Fargo Electronics, Inc. (a)                        103,950
                                                          13,982   Filenet Corp. (a)                                  361,435
                                                          80,600   Gateway, Inc. (a)                                  202,306
                                                           6,417   Hutchinson Technology, Inc. (a)                    182,564
                                                          11,800   Imation Corp.                                      543,626

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           7,296   Intergraph Corp. (a)                         $     363,414
                                                           7,800   Komag, Inc. (a)                                    270,348
                                                          24,074   Lexar Media, Inc. (a)                              197,648
                                                          80,700   Maxtor Corp. (a)                                   560,058
                                                          46,600   McData Corp. (a)                                   177,080
                                                           6,200   Mobility Electronics, Inc. (a)                      59,892
                                                          11,694   Palm, Inc. (a)(e)                                  371,869
                                                          23,900   Perot Systems Corp. Class A (a)                    337,946
                                                          11,300   Phoenix Technologies Ltd. (a)                       70,738
                                                          51,800   Quantum Corp. (a)                                  157,990
                                                          25,062   RSA Security, Inc. (a)                             281,446
                                                           9,500   Radiant Systems, Inc. (a)                          115,520
                                                           5,742   Radisys Corp. (a)                                   99,566
                                                           4,200   Rimage Corp. (a)                                   121,716
                                                           4,300   Stratasys, Inc. (a)                                107,543
                                                           5,400   Synaptics, Inc. (a)(e)                             133,488
                                                          14,200   Trident Microsystems, Inc. (a)                     255,600
                                                          15,309   UNOVA, Inc. (a)                                    517,444
                                                                                                                -------------
                                                                                                                    6,794,358
- -----------------------------------------------------------------------------------------------------------------------------
Construction - 0.4%                                        4,351   Brookfield Homes Corp.                             216,375
                                                           4,618   EMCOR Group, Inc. (a)                              311,854
                                                          12,071   Granite Construction, Inc.                         433,470
                                                           3,900   Perini Corp. (a)                                    94,185
                                                           6,900   Washington Group International, Inc.               365,493
                                                                                                                -------------
                                                                                                                    1,421,377
- -----------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.9%                               13,467   Alloy, Inc. (a)                                     38,920
                                                           7,453   Atari Inc. (a)                                       8,049
                                                          42,900   CNET Networks, Inc. (a)                            630,201
                                                           4,500   DTS, Inc. (a)                                       66,600
                                                          43,400   Earthlink, Inc. (a)                                482,174
                                                           9,600   Infospace, Inc. (a)                                247,872
                                                          12,800   Ipass, Inc. (a)                                     83,968
                                                          10,600   iVillage, Inc. (a)                                  85,012
                                                           4,300   Jamdat Mobile, Inc. (a)                            114,294
                                                           2,700   Lifeline Systems, Inc. (a)                          98,712
                                                           6,900   LoJack Corp. (a)                                   166,497
                                                           7,474   Midway Games, Inc. (a)(e)                          141,782
                                                           9,300   NIC, Inc. (a)                                       57,288
                                                           7,500   Navarre Corp. (a)(e)                                41,475
                                                          12,600   NetFlix, Inc. (a)(e)                               340,956
                                                           7,200   Sohu.com, Inc. (a)                                 132,048
                                                          16,737   THQ, Inc. (a)                                      399,177
                                                          18,450   United Online, Inc.                                262,359
                                                           4,086   Universal Electronics, Inc. (a)                     70,402
                                                           1,400   WebSideStory, Inc. (a)                              25,382
                                                                                                                -------------
                                                                                                                    3,493,168
- -----------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.8%                                   5,600   Blyth, Inc.                                        117,320
                                                           3,000   CNS, Inc.                                           65,730
                                                           1,891   CSS Industries, Inc.                                58,110
                                                           2,300   Citi Trends, Inc. (a)                               98,187
                                                          19,100   Jarden Corp. (a)                                   575,865
                                                           5,700   Mannatech, Inc.                                     78,717
                                                           9,373   Matthews International Corp. Class A               341,271
                                                           9,763   Nautilus, Inc.                                     182,178

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          10,200   Oakley, Inc.                                 $     149,838
                                                          10,176   Playtex Products, Inc. (a)                         139,106
                                                           5,200   RC2 Corp. (a)                                      184,704
                                                          15,891   The Topps Co., Inc.                                118,070
                                                          14,674   Tupperware Corp.                                   328,698
                                                           2,700   USANA Health Sciences, Inc. (a)                    103,572
                                                           1,900   Water Pik Technologies, Inc. (a)                    40,793
                                                          15,883   Yankee Candle Co., Inc.                            406,605
                                                                                                                -------------
                                                                                                                    2,988,764
- -----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metals & Glass - 0.2%              4,375   Greif, Inc.                                        289,975
                                                           3,571   Mobile Mini, Inc. (a)                              169,265
                                                           6,400   Silgan Holdings, Inc.                              231,168
                                                                                                                -------------
                                                                                                                      690,408
- -----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Paper & Plastic - 0.0%            18,700   Graphic Packaging Corp. (a)                         42,636
                                                           7,652   Myers Industries, Inc.                             111,566
                                                                                                                -------------
                                                                                                                      154,202
- -----------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                                             10,782   Mueller Industries, Inc.                           295,642
- -----------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.2%                                           7,393   Elizabeth Arden, Inc. (a)                          148,304
                                                           1,700   Inter Parfums, Inc.                                 30,532
                                                          20,126   Nu Skin Enterprises, Inc. Class A                  353,815
                                                             700   Parlux Fragrances, Inc. (a)(e)                      21,371
                                                          41,883   Revlon, Inc. Class A (a)                           129,837
                                                                                                                -------------
                                                                                                                      683,859
- -----------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.6%                      8,100   Euronet Worldwide, Inc. (a)                        225,180
                                                          16,000   F.N.B. Corp.                                       277,760
                                                           4,800   Greenhill & Co., Inc.                              269,568
                                                             900   Huron Consulting Group, Inc. (a)                    21,591
                                                          10,708   Jones Lang LaSalle, Inc.                           539,148
                                                          15,500   The Nasdaq Stock Market, Inc. (a)                  545,290
                                                          11,600   USI Holdings Corp. (a)                             159,732
                                                                                                                -------------
                                                                                                                    2,038,269
- -----------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing - 0.8%                 15,460   Acuity Brands, Inc.                                491,628
                                                           9,316   Armor Holdings, Inc. (a)                           397,327
                                                           4,257   Barnes Group, Inc.                                 140,481
                                                          12,594   Brady Corp.                                        455,651
                                                          16,310   Clarcor, Inc.                                      484,570
                                                          17,862   Hexcel Corp. (a)                                   322,409
                                                          21,514   Olin Corp.                                         423,396
                                                           8,245   Tredegar Corp.                                     106,278
                                                                                                                -------------
                                                                                                                    2,821,740
- -----------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains - 0.5%                           432   Arden Group, Inc. Class A                           39,308
                                                          12,907   Casey's General Stores, Inc.                       320,094
                                                           4,531   Great Atlantic & Pacific Tea Co. (a)               143,995
                                                           5,464   Ingles Markets, Inc. Class A                        85,512
                                                           9,283   Longs Drug Stores Corp.                            337,808
                                                           2,977   Nash Finch Co.                                      75,854
                                                          17,942   Pathmark Stores, Inc. (a)                          179,241
                                                          10,569   Ruddick Corp.                                      224,908
                                                           3,929   Smart & Final, Inc. (a)                             50,606
                                                           8,700   Spartan Stores, Inc. (a)                            90,654
                                                           4,300   Weis Markets, Inc.                                 185,072
                                                          11,429   Wild Oats Markets, Inc. (a)                        138,062
                                                                                                                -------------
                                                                                                                    1,871,114
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 3.0%                            28,600   AVANIR Pharmaceuticals Class A (a)           $      98,384
                                                           2,600   Adams Respiratory Therapeutics, Inc. (a)           105,716
                                                          10,300   Adolor Corp. (a)                                   150,380
                                                          30,000   Alkermes, Inc. (a)                                 573,600
                                                          10,825   Alpharma, Inc. Class A                             308,621
                                                          32,500   Amylin Pharmaceuticals, Inc. (a)                 1,297,400
                                                          19,800   Andrx Corp. (a)                                    326,106
                                                          12,300   Atherogenics Inc. (a)(e)                           246,123
                                                           4,000   Bentley Pharmaceuticals, Inc. (a)                   65,640
                                                          21,248   BioMarin Pharmaceuticals, Inc. (a)                 229,053
                                                          13,300   CV Therapeutics, Inc. (a)                          328,909
                                                           1,300   Caraco Pharmaceutical Laboratories Ltd. (a)         11,674
                                                           4,400   Chattem, Inc. (a)                                  160,116
                                                          11,602   Connetics Corp. (a)                                167,649
                                                          22,800   Dendreon Corp. (a)(e)                              123,576
                                                          14,900   Durect Corp. (a)(e)                                 75,543
                                                           7,000   Dusa Pharmaceuticals, Inc. (a)                      75,390
                                                           7,495   Enzo Biochem, Inc. (a)                              93,088
                                                           9,900   First Horizon Pharmaceutical Corp. (a)             170,775
                                                             300   GTx, Inc. (a)                                        2,268
                                                           2,500   Hi-Tech Pharmacal Co., Inc. (a)                    110,725
                                                          12,827   Immunogen, Inc. (a)                                 65,803
                                                          12,600   Inspire Pharmaceuticals, Inc. (a)                   64,008
                                                          21,489   Isis Pharmaceuticals, Inc. (a)                     112,602
                                                           6,400   Ista Pharmaceuticals, Inc. (a)                      40,704
                                                          10,600   KV Pharmaceutical Co. Class A (a)                  218,360
                                                          23,700   MGI Pharma, Inc. (a)                               406,692
                                                          34,300   Medarex, Inc. (a)                                  475,055
                                                          17,327   Medicines Co. (a)                                  302,356
                                                          17,100   Medicis Pharmaceutical Corp. Class A               548,055
                                                          24,300   Nektar Therapeutics (a)(e)                         399,978
                                                           6,045   Neopharm, Inc. (a)                                  65,226
                                                           1,100   New River Pharmaceuticals, Inc. (a)                 57,068
                                                           6,700   NitroMed, Inc. (a)(e)                               93,465
                                                           8,131   Noven Pharmaceuticals, Inc. (a)                    123,022
                                                          11,100   Onyx Pharmaceuticals, Inc. (a)                     319,236
                                                           9,300   Pain Therapeutics, Inc. (a)                         62,868
                                                           9,900   Par Pharmaceutical Cos., Inc. (a)                  310,266
                                                           8,500   Penwest Pharmaceuticals Co. (a)                    165,920
                                                          29,015   Perrigo Co.                                        432,614
                                                           8,800   Pharmion Corp. (a)                                 156,376
                                                           8,000   Pozen, Inc. (a)                                     76,720
                                                          10,219   Regeneron Pharmaceuticals, Inc. (a)                162,993
                                                           6,900   Renovis, Inc. (a)                                  105,570
                                                           4,650   SFBC International, Inc. (a)(e)                     74,447
                                                          11,900   Salix Pharmaceuticals Ltd. (a)                     209,202
                                                          20,182   SuperGen, Inc. (a)                                 101,919
                                                           6,546   United Therapeutics Corp. (a)                      452,460
                                                          30,700   Vertex Pharmaceuticals, Inc. (a)                   849,469
                                                                                                                -------------
                                                                                                                   11,173,190
- -----------------------------------------------------------------------------------------------------------------------------
Education Services - 0.5%                                  7,904   Bright Horizons Family Solutions, Inc. (a)         292,843
                                                          31,100   Corinthian Colleges, Inc. (a)                      366,358
                                                          17,500   DeVry, Inc. (a)                                    350,000
                                                           3,400   Educate, Inc. (a)                                   40,120

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,830   Learning Tree International, Inc. (a)        $      61,969
                                                           2,249   Renaissance Learning, Inc.                          42,529
                                                           4,220   Strayer Education, Inc.                            395,414
                                                           7,900   Universal Technical Institute, Inc. (a)            244,426
                                                                                                                -------------
                                                                                                                    1,793,659
- -----------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%                           12,586   Benchmark Electronics, Inc. (a)                    423,267
                                                           2,200   LeCroy Corp. (a)                                    33,638
                                                           6,400   OSI Systems, Inc. (a)                              117,696
                                                          12,798   Plexus Corp. (a)                                   291,027
                                                           8,632   Power Integrations, Inc. (a)                       205,528
                                                          11,700   TTM Technologies, Inc. (a)                         109,980
                                                           9,607   Universal Display Corp. (a)(e)                     100,970
                                                                                                                -------------
                                                                                                                    1,282,106
- -----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components - 0.9%                   6,881   AO Smith Corp.                                     241,523
                                                          12,800   American Superconductor Corp. (a)(e)               100,736
                                                           9,771   Baldor Electric Co.                                250,626
                                                          11,008   CTS Corp.                                          121,748
                                                           8,518   Cohu, Inc.                                         194,807
                                                           2,100   Color Kinetics, Inc. (a)                            30,219
                                                           6,260   Franklin Electric Co., Inc.                        247,520
                                                          13,190   General Cable Corp. (a)                            259,843
                                                           8,616   Genlyte Group, Inc. (a)                            461,559
                                                           8,560   Littelfuse, Inc. (a)                               233,260
                                                           9,900   MKS Instruments, Inc. (a)                          177,111
                                                           2,031   Powell Industries, Inc. (a)                         36,477
                                                          19,100   Power-One, Inc. (a)                                114,982
                                                           7,100   Sonic Solutions, Inc. (a)                          107,281
                                                           5,300   Spatialight, Inc. (a)(e)                            18,709
                                                          22,600   Taser International, Inc. (a)(e)                   157,522
                                                          11,961   Technitrol, Inc.                                   204,533
                                                           5,979   Triumph Group, Inc. (a)                            218,891
                                                                                                                -------------
                                                                                                                    3,177,347
- -----------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance - 0.1%                    25,100   Maytag Corp.                                       472,382
                                                           1,450   National Presto Industries, Inc.                    64,307
                                                                                                                -------------
                                                                                                                      536,689
- -----------------------------------------------------------------------------------------------------------------------------
Electronics - 0.5%                                        21,812   Aeroflex, Inc. (a)                                 234,479
                                                          11,563   Agilysys, Inc.                                     210,678
                                                           4,299   Daktronics, Inc.                                   127,121
                                                           6,672   II-VI, Inc. (a)                                    119,229
                                                          22,000   Kopin Corp. (a)                                    117,700
                                                          34,766   MRV Communications, Inc. (a)(e)                     71,270
                                                          11,180   Methode Electronics, Inc.                          111,465
                                                           1,300   Multi-Fineline Electronix, Inc. (a)                 62,621
                                                           6,449   Park Electrochemical Corp.                         167,545
                                                          19,600   Semtech Corp. (a)                                  357,896
                                                           4,267   Supertex, Inc. (a)                                 188,815
                                                                                                                -------------
                                                                                                                    1,768,819
- -----------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments, Gauges & Meters - 0.2%           3,400   Faro Technologies, Inc. (a)                         68,000
                                                           7,882   Itron, Inc. (a)                                    315,595
                                                           3,801   Keithley Instruments, Inc.                          53,138
                                                           2,500   Measurement Specialties, Inc. (a)                   60,875
                                                           5,200   Metrologic Instruments, Inc. (a)                   100,152
                                                                                                                -------------
                                                                                                                      597,760
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems - 1.1%                        4,572   Analogic Corp.                               $     218,770
                                                           6,000   Aspect Medical Systems, Inc. (a)                   206,100
                                                           5,887   Bruker BioSciences Corp. (a)                        28,611
                                                           6,200   Candela Corp. (a)                                   89,528
                                                           4,170   Datascope Corp.                                    137,818
                                                          10,700   EPIX Pharmaceuticals, Inc. (a)                      43,228
                                                          14,750   eResearch Technology, Inc. (a)                     222,725
                                                           6,300   Greatbatch, Inc. (a)                               163,863
                                                           7,572   Haemonetics Corp. (a)                              369,968
                                                          13,600   HealthTronics, Inc. (a)                            104,040
                                                          11,800   Hologic, Inc. (a)                                  447,456
                                                           8,900   Illumina, Inc. (a)                                 125,490
                                                           1,200   IntraLase Corp. (a)                                 21,396
                                                          10,281   Intuitive Surgical, Inc. (a)                     1,205,653
                                                           6,851   Luminex Corp. (a)                                   79,609
                                                           2,900   Neurometrix, Inc. (a)                               79,112
                                                           1,800   Quality Systems, Inc.                              138,168
                                                           4,400   Somanetics Corp. (a)                               136,400
                                                           6,932   TriPath Imaging, Inc. (a)                           41,869
                                                           4,261   Zoll Medical Corp. (a)                             107,335
                                                                                                                -------------
                                                                                                                    3,967,139
- -----------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/ Components - 2.9%           11,600   AMIS Holdings, Inc. (a)                            123,540
                                                           9,516   Actel Corp. (a)                                    121,139
                                                          33,200   Amkor Technology, Inc. (a)(e)                      185,920
                                                          93,800   Applied Micro Circuits Corp. (a)                   241,066
                                                         126,800   Atmel Corp. (a)                                    391,812
                                                          12,200   Bell Microproducts, Inc. (a)                        93,330
                                                          30,900   Cirrus Logic, Inc. (a)                             206,412
                                                         141,200   Conexant Systems, Inc. (a)                         319,112
                                                          37,200   Cypress Semiconductor Corp. (a)                    530,100
                                                          10,783   DSP Group, Inc. (a)                                270,222
                                                           6,075   Diodes, Inc. (a)                                   188,629
                                                           8,627   Exar Corp. (a)                                     108,010
                                                           3,173   Excel Technology, Inc. (a)                          75,454
                                                          37,800   Fairchild Semiconductor
                                                                   International, Inc. (a)                            639,198
                                                          10,000   Formfactor, Inc. (a)                               244,300
                                                           9,700   Genesis Microchip, Inc. (a)                        175,473
                                                           5,693   IXYS Corp. (a)                                      66,551
                                                          55,730   Integrated Device Technology, Inc. (a)             734,521
                                                          15,338   Integrated Silicon Solutions, Inc. (a)              98,777
                                                          11,000   International DisplayWorks, Inc. (a)(e)             65,340
                                                          33,200   Lattice Semiconductor Corp. (a)                    143,424
                                                           2,700   Leadis Technology, Inc. (a)                         13,905
                                                          10,300   MIPS Technologies, Inc. (a)                         58,504
                                                          19,900   Micrel, Inc. (a)                                   230,840
                                                          19,090   Microsemi Corp. (a)                                528,029
                                                          21,000   Microtune, Inc. (a)                                 87,570
                                                           2,900   Monolithic Power Systems, Inc. (a)                  43,471
                                                           4,300   Netlogic Microsystems, Inc. (a)                    117,132
                                                          43,700   ON Semiconductor Corp. (a)                         241,661
                                                          16,900   Omnivision Technologies, Inc. (a)                  337,324
                                                           6,800   PLX Technology, Inc. (a)                            58,480
                                                          60,000   PMC-Sierra, Inc. (a)                               462,600
                                                          12,793   Pericom Semiconductor Corp. (a)                    101,960

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          13,564   Pixelworks, Inc. (a)                         $      68,905
                                                           3,300   Portalplayer, Inc. (a)                              93,456
                                                          57,600   RF Micro Devices, Inc. (a)                         311,616
                                                          31,300   Rambus, Inc. (a)(e)                                506,747
                                                          12,600   Sigmatel, Inc. (a)                                 165,060
                                                          24,276   Silicon Image, Inc. (a)                            219,698
                                                          12,400   Silicon Laboratories, Inc. (a)                     454,584
                                                          25,758   Silicon Storage Technology, Inc. (a)               130,078
                                                          12,100   Sirf Technology Holdings, Inc. (a)                 360,580
                                                          49,333   Skyworks Solutions, Inc. (a)                       251,105
                                                           2,400   Sunpower Corp. Class A (a)                          81,576
                                                          13,800   Tessera Technologies, Inc. (a)                     356,730
                                                          39,100   Transwitch Corp. (a)(e)                             71,553
                                                          40,536   Triquint Semiconductor, Inc. (a)                   180,385
                                                           2,200   Virage Logic Corp. (a)                              21,736
                                                          68,800   Vitesse Semiconductor Corp. (a)                    132,096
                                                           3,200   Volterra Semiconductor Corp. (a)                    48,000
                                                                                                                -------------
                                                                                                                   10,757,711
- -----------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.7%                             2,700   3D Systems Corp. (a)                                48,600
                                                           2,100   American Science & Engineering, Inc. (a)           130,977
                                                          10,123   Checkpoint Systems, Inc. (a)                       249,532
                                                          10,980   Coherent, Inc. (a)                                 325,886
                                                           4,452   Cubic Corp.                                         88,862
                                                           7,174   DRS Technologies, Inc.                             368,887
                                                           6,726   EDO Corp.                                          182,006
                                                           4,600   Essex Corp. (a)                                     78,430
                                                           6,150   Herley Industries, Inc. (a)                        101,536
                                                          34,030   Identix, Inc. (a)                                  170,490
                                                           2,850   Innovative Solutions & Support, Inc. (a)            36,423
                                                          10,284   Intermagnetics General Corp. (a)                   328,060
                                                           4,700   Ionatron, Inc. (a)(e)                               47,517
                                                          25,300   Kemet Corp. (a)                                    178,871
                                                           4,200   LaBarge, Inc. (a)                                   60,354
                                                           3,100   Scansource, Inc. (a)                               169,508
                                                           1,500   Sypris Solutions, Inc.                              14,970
                                                                                                                -------------
                                                                                                                    2,580,909
- -----------------------------------------------------------------------------------------------------------------------------
Energy Equipment - 0.0%                                    8,700   Global Power Equipment Group, Inc. (a)              39,324
                                                          18,826   Plug Power, Inc. (a)(e)                             96,577
                                                                                                                -------------
                                                                                                                      135,901
- -----------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.6%                                3,500   Alon USA Energy, Inc. (a)                           68,775
                                                           2,800   Crosstex Energy, Inc.                              176,568
                                                           8,600   Evergreen Solar, Inc. (a)                           91,590
                                                          11,826   FuelCell Energy, Inc. (a)(e)                       100,166
                                                           5,900   Holly Corp.                                        347,333
                                                          17,600   KFX, Inc. (a)(e)                                   301,136
                                                             200   Markwest Hydrocarbon, Inc.                           4,402
                                                           5,258   Penn Virginia Corp.                                301,809
                                                          13,200   Syntroleum Corp. (a)(e)                            119,196
                                                           8,936   Tetra Technologies, Inc. (a)                       272,727
                                                          11,197   Veritas DGC, Inc. (a)                              397,382
                                                                                                                -------------
                                                                                                                    2,181,084
- -----------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting                                  3,800   Clean Harbors, Inc. (a)                            109,478
Services - 0.4%                                           13,802   Dycom Industries, Inc. (a)                         303,644
                                                           2,000   Infrasource Services, Inc. (a)                      26,160

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           2,900   Layne Christensen Co. (a)                    $      73,747
                                                          38,700   Quanta Services, Inc. (a)                          509,679
                                                          12,677   URS Corp. (a)                                      476,782
                                                                                                                -------------
                                                                                                                    1,499,490
- -----------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.2%                                       1,100   Carmike Cinemas, Inc.                               27,896
                                                           4,840   Dover Motorsports, Inc.                             29,572
                                                          11,955   Gaylord Entertainment Co. (a)                      521,118
                                                           3,472   Lodgenet Entertainment Corp. (a)                    48,400
                                                           9,415   Movie Gallery, Inc. (e)                             52,818
                                                           4,155   Speedway Motorsports, Inc.                         144,054
                                                                                                                -------------
                                                                                                                      823,858
- -----------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.1%                                        34,500   Terra Industries, Inc. (a)(e)                      193,200
- -----------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.2%                                   4,400   Accredited Home Lenders Holding Co. (a)            218,152
                                                           3,900   Asta Funding, Inc.                                 106,626
                                                             800   Delta Financial Corp.                                6,704
                                                           2,300   International Securities Exchange, Inc. (a)         63,296
                                                           1,400   United PanAm Financial Corp. (a)                    36,218
                                                           7,500   World Acceptance Corp. (a)                         213,750
                                                                                                                -------------
                                                                                                                      644,746
- -----------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%                                21,200   Advance America, Cash Advance Centers, Inc.        262,880
                                                           2,450   Collegiate Funding Services LLC (a)                 48,387
                                                           4,800   Encore Capital Group, Inc. (a)                      83,280
                                                             200   QC Holdings, Inc. (a)                                2,306
                                                                                                                -------------
                                                                                                                      396,853
- -----------------------------------------------------------------------------------------------------------------------------
Financial Data Processing Services & Systems - 0.9%        7,800   Advent Software, Inc. (a)                          225,498
                                                             995   CCC Information Services Group (a)                  26,089
                                                           6,989   CompuCredit Corp. (a)                              268,937
                                                           7,800   Cybersource Corp. (a)                               51,480
                                                           9,130   Digital Insight Corp. (a)                          292,343
                                                          14,888   eFunds Corp. (a)                                   348,975
                                                           8,423   eSpeed, Inc. Class A (a)                            64,941
                                                          15,500   Hypercom Corp. (a)                                  99,045
                                                           4,700   iPayment, Inc. (a)                                 195,144
                                                          21,200   Jack Henry & Associates, Inc.                      404,496
                                                           8,982   John H. Harland Co.                                337,723
                                                          10,849   Kronos, Inc. (a)                                   454,139
                                                           8,164   NDCHealth Corp.                                    156,994
                                                           5,500   Online Resources Corp. (a)                          60,775
                                                          22,413   PRG-Schultz International, Inc. (a)                 13,672
                                                           1,200   TNS, Inc. (a)                                       23,016
                                                           5,900   TradeStation Group, Inc. (a)                        73,042
                                                          11,800   Wright Express Corp. (a)                           259,600
                                                                                                                -------------
                                                                                                                    3,355,909
- -----------------------------------------------------------------------------------------------------------------------------
Financial Information Services - 0.2%                      4,100   Bankrate, Inc. (a)                                 121,032
                                                           9,050   Factset Research Systems, Inc.                     372,498
                                                          43,100   Homestore, Inc. (a)                                219,810
                                                           1,800   Morningstar, Inc. (a)                               62,352
                                                          23,422   S1 Corp. (a)                                       101,886
                                                             400   Value Line, Inc.                                    13,972
                                                                                                                -------------
                                                                                                                      891,550
- -----------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.9%                             5,000   ACE Cash Express, Inc. (a)                         116,750
                                                           7,500   Advanta Corp. Class B                              243,300
                                                           1,400   Asset Acceptance Capital Corp. (a)                  31,444
                                                           9,219   Cash America International, Inc.                   213,789

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                             400   Enstar Group, Inc. (a)                       $      26,500
                                                           4,500   Federal Agricultural Mortgage Corp. Class B        134,685
                                                           4,167   Financial Federal Corp.                            185,223
                                                           5,500   First Cash Financial Services, Inc. (a)            160,380
                                                           4,700   Global Cash Access, Inc. (a)                        68,573
                                                           7,600   Harris & Harris Group, Inc.                        105,640
                                                           4,599   LandAmerica Financial Group, Inc.                  286,978
                                                          29,200   MoneyGram International, Inc.                      761,536
                                                           3,700   Portfolio Recovery Associates, Inc. (a)            171,828
                                                           3,800   Sanders Morris Harris Group, Inc.                   62,282
                                                          13,536   Sotheby's Holdings Inc. Class A (a)                248,521
                                                           4,716   Sterling Bancorp                                    93,047
                                                           4,922   Stewart Information Services Corp.                 239,554
                                                           1,033   Stifel Financial Corp. (a)                          38,830
                                                           4,176   Triad Guaranty, Inc. (a)                           183,702
                                                           2,291   WSFS Financial Corp.                               140,324
                                                                                                                -------------
                                                                                                                    3,512,886
- -----------------------------------------------------------------------------------------------------------------------------
Foods - 0.9%                                               2,134   American Italian Pasta Co. Class A                  14,511
                                                          13,300   Chiquita Brands International, Inc.                266,133
                                                          16,184   Flowers Foods, Inc.                                446,031
                                                          11,857   Hain Celestial Group, Inc. (a)                     250,894
                                                           2,300   J&J Snack Foods Corp.                              136,643
                                                           2,300   John B. Sanfilippo & Son, Inc. (a)                  29,739
                                                           9,900   Lance, Inc.                                        184,437
                                                           3,100   M&F Worldwide Corp. (a)                             50,592
                                                             963   Maui Land & Pineapple Co., Inc. (a)                 32,675
                                                          17,300   NBTY, Inc. (a)                                     281,125
                                                           4,900   Natures Sunshine Prods, Inc.                        88,592
                                                           9,800   Performance Food Group Co. (a)                     278,026
                                                           3,200   Premium Standard Farms, Inc.                        47,872
                                                           1,500   Provide Commerce, Inc. (a)                          49,665
                                                           9,595   Ralcorp Holdings, Inc. (a)                         382,936
                                                           4,350   Sanderson Farms, Inc.                              132,806
                                                             112   Seaboard Corp.                                     169,232
                                                          14,657   Sensient Technologies Corp.                        262,360
                                                           6,800   Tootsie Roll Industries, Inc.                      196,724
                                                                                                                -------------
                                                                                                                    3,300,993
- -----------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.3%                                     3,209   Deltic Timber Corp.                                166,419
                                                          16,121   Longview Fibre Co.                                 335,478
                                                           8,197   Potlatch Corp.                                     417,883
                                                           5,434   Universal Forest Products, Inc.                    300,229
                                                                                                                -------------
                                                                                                                    1,220,009
- -----------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services - 0.1%                     10,800   Ennis, Inc.                                        196,236
                                                           4,945   The Standard Register Co.                           78,180
                                                                                                                -------------
                                                                                                                      274,416
- -----------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries - 0.1%                       15,300   Alderwoods Group, Inc. (a)                         242,811
                                                          31,024   Stewart Enterprises, Inc. Class A                  167,840
                                                                                                                -------------
                                                                                                                      410,651
- -----------------------------------------------------------------------------------------------------------------------------
Glass - 0.1%                                              11,600   Apogee Enterprises, Inc.                           188,152
- -----------------------------------------------------------------------------------------------------------------------------
Gold - 0.1%                                               64,800   Coeur d'Alene Mines Corp. (a)                      259,200
                                                           3,400   Royal Gold, Inc.                                   118,082
                                                                                                                -------------
                                                                                                                      377,282
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.9%                             11,000   American Healthways, Inc. (a)                $     497,750
                                                          37,026   Beverly Enterprises, Inc. (a)                      432,093
                                                           3,400   Brookdale Senior Living, Inc.                      101,354
                                                           4,800   Genesis HealthCare Corp. (a)                       175,296
                                                           8,000   Kindred Healthcare, Inc. (a)                       206,080
                                                           7,050   LCA-Vision, Inc.                                   334,945
                                                           2,100   Medcath Corp. (a)                                   38,955
                                                           1,900   National Healthcare Corp.                           71,022
                                                          17,000   PainCare Holdings, Inc. (a)(e)                      55,420
                                                           7,000   Psychiatric Solutions, Inc. (a)                    411,180
                                                           2,500   Radiation Therapy Services, Inc. (a)                88,275
                                                           4,200   Res-Care, Inc. (a)                                  72,954
                                                           1,824   Specialty Laboratories, Inc. (a)                    23,803
                                                           9,074   Sunrise Senior Living, Inc. (a)                    305,885
                                                          14,650   United Surgical Partners
                                                                   International, Inc. (a)                            470,998
                                                                                                                -------------
                                                                                                                    3,286,010
- -----------------------------------------------------------------------------------------------------------------------------
Health Care Management Services - 0.7%                     8,141   Allscripts Healthcare Solutions, Inc. (a)(e)       109,089
                                                           1,650   American Dental Partners, Inc. (a)                  29,832
                                                          11,100   Amsurg Corp. (a)                                   253,746
                                                           7,200   Bioscript, Inc. (a)                                 54,288
                                                          13,900   Centene Corp. (a)                                  365,431
                                                           1,900   Computer Programs & Systems, Inc.                   78,717
                                                           1,957   Corvel Corp. (a)                                    37,163
                                                          14,031   Eclipsys Corp. (a)                                 265,607
                                                          16,697   Hooper Holmes, Inc.                                 42,577
                                                           4,800   Horizon Health Corp. (a)                           108,624
                                                           4,400   Molina Healthcare, Inc. (a)                        117,216
                                                           7,000   Pediatrix Medical Group, Inc. (a)                  619,990
                                                           8,898   Per-Se Technologies, Inc. (a)                      207,857
                                                           9,700   Phase Forward, Inc. (a)                             94,575
                                                           1,900   Vital Images, Inc. (a)                              49,685
                                                           4,900   WellCare Health Plans, Inc. (a)                    200,165
                                                                                                                -------------
                                                                                                                    2,634,562
- -----------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.6%                                2,800   Adeza Biomedical Corp. (a)                          58,940
                                                           2,500   Alliance Imaging, Inc. (a)                          14,875
                                                           5,600   Allied Healthcare International, Inc. (a)           34,384
                                                           3,700   Amedisys, Inc. (a)                                 156,288
                                                           6,600   America Retirement Corp. (a)                       165,858
                                                          13,200   Apria Healthcare Group, Inc. (a)                   318,252
                                                           3,000   Bio-Reference Labs, Inc. (a)                        56,430
                                                           4,412   Gentiva Health Services, Inc. (a)                   65,033
                                                          10,525   Healthcare Services Group                          217,973
                                                           7,727   IDX Systems Corp. (a)                              339,370
                                                           7,400   Matria Healthcare, Inc. (a)                        286,824
                                                          10,100   Odyssey HealthCare, Inc. (a)                       188,264
                                                           3,900   Symbion, Inc. (a)                                   89,700
                                                           5,100   VistaCare, Inc. Class A (a)                         63,750
                                                           2,200   WebMD Health Corp. Class A (a)                      63,910
                                                                                                                -------------
                                                                                                                    2,119,851
- -----------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.2%                                        2,600   Comstock Homebuilding Cos., Inc. Class A (a)        36,686
                                                           4,760   Levitt Corp. Class A                               108,242
                                                           4,200   M/I Homes, Inc.                                    170,604
                                                             700   Orleans Homebuilders, Inc.                          12,845

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           6,462   Technical Olympic USA, Inc.                  $     136,284
                                                          10,200   WCI Communities, Inc. (a)                          273,870
                                                             700   William Lyon Homes, Inc. (a)                        70,630
                                                                                                                -------------
                                                                                                                      809,161
- -----------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%                                         7,000   Lodgian, Inc. (a)                                   75,110
                                                           5,779   Marcus Corp.                                       135,806
                                                                                                                -------------
                                                                                                                      210,916
- -----------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.5%                               4,400   American Woodmark Corp.                            109,076
                                                           3,200   Bassett Furniture Industries, Inc.                  59,200
                                                          11,200   The Bombay Co., Inc. (a)                            33,152
                                                           9,600   Ethan Allen Interiors, Inc.                        350,688
                                                          13,300   Furniture Brands International, Inc.               296,989
                                                           4,836   Haverty Furniture Cos., Inc.                        62,336
                                                           1,700   Hooker Furniture Corp.                              29,172
                                                          16,000   La-Z-Boy, Inc. (e)                                 216,960
                                                           6,288   Libbey, Inc.                                        64,263
                                                           2,300   Lifetime Brands, Inc.                               47,541
                                                          10,600   Select Comfort Corp. (a)                           289,910
                                                           5,800   Stanley Furniture Co., Inc.                        134,444
                                                                                                                -------------
                                                                                                                    1,693,731
- -----------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter Devices - 0.9%             8,912   Advanced Energy Industries, Inc. (a)               105,429
                                                          12,767   Artesyn Technologies, Inc. (a)                     131,500
                                                          16,341   Asyst Technologies Inc. (a)                         93,471
                                                           1,100   Badger Meter, Inc.                                  43,164
                                                           7,394   C&D Technologies, Inc.                              56,342
                                                          17,900   Crane Co.                                          631,333
                                                           7,932   ESCO Technologies, Inc. (a)                        352,895
                                                           6,700   Flanders Corp. (a)                                  81,472
                                                          15,300   Flowserve Corp. (a)                                605,268
                                                           1,875   The Gorman-Rupp Co.                                 41,456
                                                           8,526   Mine Safety Appliances Co.                         308,726
                                                          13,582   Paxar Corp. (a)                                    266,615
                                                           3,312   Robbins & Myers, Inc.                               67,399
                                                           3,000   Sun Hydraulics, Inc.                                57,990
                                                          10,427   Veeco Instruments, Inc. (a)                        180,700
                                                           5,496   Vicor Corp.                                         86,892
                                                           3,600   Viisage Technology, Inc. (a)                        63,396
                                                           7,436   Watts Water Technologies, Inc. Class A             225,236
                                                           9,617   X-Rite, Inc.                                        96,170
                                                                                                                -------------
                                                                                                                    3,495,454
- -----------------------------------------------------------------------------------------------------------------------------
Industrial Producers - 0.0%                                3,500   TAL International Group, Inc. (a)                   72,275
- -----------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                                    15,400   American Equity Investment Life
                                                                   Holding Co. (e)                                    200,970
                                                           6,500   Ceres Group, Inc. (a)                               33,605
                                                           8,355   Citizens, Inc. (a)                                  45,532
                                                           9,770   Delphi Financial Group Class A                     449,518
                                                           2,680   Great American Financial Resources, Inc.            53,171
                                                           1,142   Kansas City Life Insurance Co.                      57,545
                                                             662   National Western Life Insurance Co. Class A        136,974
                                                          27,900   The Phoenix Cos., Inc.                             380,556
                                                           5,893   Presidential Life Corp.                            112,203
                                                          10,000   Universal American Financial Corp. (a)             150,800
                                                                                                                -------------
                                                                                                                    1,620,874
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 0.6%                               9,540   Alfa Corp.                                   $     153,594
                                                           3,186   CNA Surety Corp. (a)                                46,420
                                                           6,809   Crawford & Co. Class B                              39,220
                                                             300   EMC Insurance Group, Inc.                            5,982
                                                           3,425   FBL Financial Group, Inc. Class A                  112,374
                                                           8,400   HealthExtras, Inc. (a)                             210,840
                                                           9,006   Hilb Rogal & Hobbs Co.                             346,821
                                                          16,068   Horace Mann Educators Corp.                        304,649
                                                           1,340   Independence Holding Co.                            26,197
                                                           3,400   KMG America Corp. (a)                               31,212
                                                           2,397   Pico Holdings, Inc. (a)                             77,327
                                                          11,639   UICI                                               413,301
                                                           6,655   Zenith National Insurance Corp.                    306,929
                                                                                                                -------------
                                                                                                                    2,074,866
- -----------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty - 1.4%                        8,500   21st Century Insurance Group                       137,530
                                                           5,250   Affirmative Insurance Holdings, Inc.                76,597
                                                           1,071   American Physicians Capital, Inc. (a)               49,041
                                                           8,866   Argonaut Group, Inc. (a)                           290,539
                                                           4,332   Baldwin & Lyons, Inc. Class B                      105,268
                                                           3,400   Bristol West Holdings, Inc.                         64,702
                                                          34,330   Covanta Holding Corp. (a)                          517,010
                                                           3,100   Direct General Corp.                                52,390
                                                           2,533   Donegal Group, Inc. Class A                         58,867
                                                           4,400   FPIC Insurance Group, Inc. (a)                     152,680
                                                           3,700   First Acceptance Corp. (a)                          38,073
                                                          20,200   Fremont General Corp.                              469,246
                                                           5,462   Harleysville Group, Inc.                           144,743
                                                           8,000   Infinity Property & Casualty Corp.                 297,680
                                                           2,258   The Midland Co.                                     81,378
                                                           2,600   Navigators Group, Inc. (a)                         113,386
                                                           2,000   Odyssey Re Holdings Corp.                           50,160
                                                          21,415   Ohio Casualty Corp.                                606,473
                                                           9,306   PMA Capital Corp. Class A (a)                       84,964
                                                           8,223   ProAssurance Corp. (a)                             399,967
                                                           6,554   RLI Corp.                                          326,848
                                                           4,900   Safety Insurance Group, Inc.                       197,813
                                                           9,954   Selective Insurance Group                          528,557
                                                           3,312   State Auto Financial Corp.                         120,756
                                                           7,600   Tower Group, Inc.                                  167,048
                                                           4,100   United Fire & Casualty Co.                         165,763
                                                                                                                -------------
                                                                                                                    5,297,479
- -----------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.6%                    22,490   Apollo Investment Corp.                            403,245
                                                           9,686   Ares Capital Corp.                                 155,654
                                                           5,200   Calamos Asset Management, Inc. Class A             163,540
                                                             500   Capital Southwest Corp.                             45,250
                                                           1,500   Cohen & Steers, Inc.                                27,945
                                                           2,996   GAMCO Investors, Inc. Class A                      130,416
                                                          17,700   MCG Capital Corp.                                  258,243
                                                           2,923   NGP Capital Resources Co.                           38,379
                                                           9,600   National Financial Partners Corp.                  504,480
                                                           2,100   Technology Investment Capital Corp.                 31,710
                                                          26,400   Waddell & Reed Financial, Inc. Class A             553,608
                                                                                                                -------------
                                                                                                                    2,312,470
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones - 0.1%                        4,820   Charles & Colvard Ltd.                       $      97,364
                                                          17,200   Fossil, Inc. (a)                                   369,972
                                                           4,400   Movado Group, Inc.                                  80,520
                                                                                                                -------------
                                                                                                                      547,856
- -----------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.4%                                       26,700   Callaway Golf Co.                                  369,528
                                                           1,400   Escalade, Inc.                                      16,478
                                                          10,000   Great Wolf Resorts, Inc. (a)                       103,100
                                                          12,800   K2, Inc. (a)                                       129,408
                                                           6,400   Life Time Fitness, Inc. (a)                        243,776
                                                          11,600   Majesco Entertainment Co. (a)(e)                    13,572
                                                          23,700   Six Flags, Inc. (a)                                182,727
                                                           2,100   Steinway Musical Instruments Inc. (a)               53,571
                                                           9,978   Sturm Ruger & Co., Inc.                             69,946
                                                           8,456   Vail Resorts, Inc. (a)                             279,302
                                                           1,500   West Marine, Inc. (a)                               20,970
                                                                                                                -------------
                                                                                                                    1,482,378
- -----------------------------------------------------------------------------------------------------------------------------
Machine Tools - 0.1%                                      12,792   Lincoln Electric Holdings, Inc.                    507,331
- -----------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering - 0.1%                             8,760   Applied Industrial Technologies, Inc.              295,124
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.2%                            26,600   AGCO Corp. (a)                                     440,762
                                                             400   Alamo Group, Inc.                                    8,200
                                                           4,350   Gehl Co. (a)                                       114,187
                                                           5,313   Lindsay Manufacturing Co.                          102,169
                                                                                                                -------------
                                                                                                                      665,318
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling - 0.3%                  7,000   ASV, Inc. (a)(e)                                   174,860
                                                           6,017   Astec Industries, Inc. (a)                         196,515
                                                           9,011   Manitowoc Co.                                      452,532
                                                           1,387   NACCO Industries, Inc. Class A                     162,487
                                                          10,124   Stewart & Stevenson Services Inc.                  213,920
                                                                                                                -------------
                                                                                                                    1,200,314
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.2%                                 15,100   Briggs & Stratton Corp.                            585,729
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty - 0.7%                     8,000   Actuant Corp. Class A                              446,400
                                                           6,100   EnPro Industries, Inc. (a)                         164,395
                                                           9,057   Gardner Denver, Inc. (a)                           446,510
                                                           3,370   Kadant, Inc. (a)                                    62,345
                                                          10,503   Kennametal, Inc.                                   536,073
                                                           2,200   Middleby Corp. (a)                                 190,300
                                                           8,010   Nordson Corp.                                      324,485
                                                           5,828   Tecumseh Products Co. Class A                      133,519
                                                           2,637   Tennant Co.                                        137,124
                                                           2,993   Woodward Governor Co.                              257,428
                                                                                                                -------------
                                                                                                                    2,698,579
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment & Services - 1.6%            5,602   CARBO Ceramics, Inc.                               316,625
                                                          22,074   Cal Dive International, Inc. (a)                   792,236
                                                           1,688   Dril-Quip, Inc. (a)                                 79,674
                                                          27,500   Global Industries Ltd. (a)                         312,125
                                                           3,717   Gulf Island Fabrication, Inc.                       90,360
                                                          28,343   Hanover Compressor Co. (a)                         399,920
                                                           4,340   Hornbeck Offshore Services, Inc. (a)               141,918
                                                           6,449   Hydril Co. (a)                                     403,707
                                                          19,746   Input/Output, Inc. (a)                             138,814
                                                           3,600   Lufkin Industries, Inc.                            179,532
                                                          29,920   Newpark Resources, Inc. (a)                        228,290
                                                           6,804   Oceaneering International, Inc. (a)                338,703
                                                          11,900   Oil States International, Inc. (a)                 376,992

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          29,681   Parker Drilling Co. (a)                      $     321,445
                                                           6,900   RPC, Inc.                                          181,746
                                                           4,692   SEACOR Holdings, Inc. (a)                          319,525
                                                          23,905   Superior Energy Services Inc. (a)                  503,200
                                                           2,100   Superior Well Services, Inc. (a)                    49,896
                                                           5,426   Universal Compression Holdings, Inc. (a)           223,117
                                                          10,357   W-H Energy Services, Inc. (a)                      342,610
                                                                                                                -------------
                                                                                                                    5,740,435
- -----------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.5%                                4,900   Applied Films Corp. (a)                            101,773
                                                           7,200   Bucyrus International, Inc.                        379,440
                                                           3,700   Cascade Corp.                                      173,567
                                                          11,387   Engineered Support Systems, Inc.                   474,155
                                                          15,998   JLG Industries, Inc.                               730,469
                                                           4,741   Semitool, Inc. (a)                                  51,582
                                                           4,700   TurboChef Technologies, Inc. (a)(e)                 67,492
                                                                                                                -------------
                                                                                                                    1,978,478
- -----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%                               23,127   Champion Enterprises, Inc. (a)                     314,990
                                                           4,205   Palm Harbor Homes, Inc. (a)(e)                      79,054
                                                           1,501   Skyline Corp.                                       54,636
                                                                                                                -------------
                                                                                                                      448,680
- -----------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                                      16,359   Federal Signal Corp.                               245,549
                                                           3,931   Standex International Corp.                        109,125
                                                                                                                -------------
                                                                                                                      354,674
- -----------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies - 2.7%             4,500   Abaxis, Inc. (a)                                    74,160
                                                           3,800   Abiomed, Inc. (a)                                   35,112
                                                          15,800   Align Technology, Inc. (a)                         102,226
                                                          21,400   American Medical Systems Holdings, Inc. (a)        381,562
                                                           1,900   Angiodynamics, Inc. (a)                             48,507
                                                           2,900   Animas Corp. (a)                                    70,035
                                                           5,608   Arrow International, Inc.                          162,576
                                                           5,000   Bio-Rad Laboratories, Inc. Class A (a)             327,200
                                                           4,349   Biosite, Inc. (a)                                  244,805
                                                           2,300   Cantel Medical Corp. (a)                            41,262
                                                          13,000   Cepheid, Inc. (a)                                  114,140
                                                          11,028   Conmed Corp. (a)                                   260,922
                                                           2,500   Conor Medsystems, Inc. (a)                          48,375
                                                           5,369   Cyberonics, Inc. (a)                               173,419
                                                           5,600   DJ Orthopedics, Inc. (a)                           154,448
                                                             100   DexCom, Inc. (a)                                     1,492
                                                           6,900   Diagnostic Products Corp.                          334,995
                                                           8,200   Encore Medical Corp. (a)                            40,590
                                                           3,200   ev3, Inc. (a)                                       47,168
                                                           3,600   FoxHollow Technologies Inc. (a)(e)                 107,244
                                                           8,000   I-Flow Corp. (a)                                   116,960
                                                           5,550   ICU Medical, Inc. (a)                              217,615
                                                           5,800   IRIS International, Inc. (a)                       126,788
                                                          12,762   Immucor, Inc. (a)                                  298,120
                                                          10,822   Invacare Corp.                                     340,785
                                                           4,440   Inverness Medical Innovations, Inc. (a)            105,272
                                                           9,900   Kyphon, Inc. (a)                                   404,217
                                                           2,678   Landauer, Inc.                                     123,429
                                                           7,200   Laserscope (a)                                     161,712
                                                          10,500   Lifecell Corp. (a)                                 200,235
                                                           9,444   Mentor Corp.                                       435,180

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           3,100   Meridian Bioscience, Inc.                    $      62,434
                                                           9,810   Merit Medical Systems, Inc. (a)                    119,093
                                                           6,937   Molecular Devices Corp. (a)                        200,687
                                                           6,800   NuVasive, Inc. (a)                                 123,080
                                                          17,059   OraSure Technologies, Inc. (a)                     150,460
                                                          12,398   Owens & Minor, Inc.                                341,317
                                                          23,373   PSS World Medical, Inc. (a)                        346,855
                                                           6,300   Palomar Medical Technologies, Inc. (a)             220,752
                                                           8,629   PolyMedica Corp.                                   288,813
                                                           4,415   SonoSite, Inc. (a)                                 154,569
                                                           1,000   Stereotaxis, Inc. (a)                                8,610
                                                          21,600   Steris Corp.                                       540,432
                                                           5,583   SurModics, Inc. (a)                                206,515
                                                          12,300   Sybron Dental Specialties, Inc. (a)                489,663
                                                           2,500   Symmetry Medical, Inc. (a)                          48,475
                                                          10,500   ThermoGenesis Corp. (a)                             48,720
                                                          14,047   Thoratec Corp. (a)                                 290,632
                                                          10,960   Ventana Medical Systems Inc. (a)                   464,156
                                                           9,100   Viasys Healthcare, Inc. (a)                        233,870
                                                           1,624   Vital Signs, Inc.                                   69,540
                                                           8,476   West Pharmaceutical Services, Inc.                 212,154
                                                           6,900   Wright Medical Group, Inc. (a)                     140,760
                                                             600   Young Innovations, Inc.                             20,448
                                                                                                                -------------
                                                                                                                   10,082,586
- -----------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.2%                                    4,900   America Service Group, Inc. (a)                     77,714
                                                           9,900   Magellan Health Services, Inc. (a)                 311,355
                                                           3,471   Option Care, Inc.                                   46,373
                                                          10,297   Parexel International Corp. (a)                    208,617
                                                           5,895   RehabCare Group, Inc. (a)                          119,079
                                                           5,500   US Physical Therapy, Inc. (a)                      101,585
                                                                                                                -------------
                                                                                                                      864,723
- -----------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 1.4%                                   3,500   CIRCOR International, Inc.                          89,810
                                                          19,156   Commercial Metals Co.                              719,116
                                                             200   Dynamic Materials Corp.                              6,120
                                                           4,550   Encore Wire Corp. (a)                              103,558
                                                           9,226   Kaydon Corp.                                       296,524
                                                           8,658   Lone Star Technologies Inc. (a)                    447,272
                                                          12,863   Maverick Tube Corp. (a)                            512,719
                                                           5,365   NN, Inc.                                            56,869
                                                           6,655   NS Group, Inc. (a)                                 278,246
                                                           8,007   Quanex Corp.                                       400,110
                                                           2,800   RBC Bearings, Inc. (a)                              45,500
                                                           8,013   RTI International Metals, Inc. (a)                 304,093
                                                           9,947   Reliance Steel & Aluminum Co.                      607,961
                                                           5,400   Roanoke Electric Steel Corp.                       127,440
                                                           6,493   Ryerson, Inc.                                      157,910
                                                          22,000   The Shaw Group, Inc. (a)                           639,980
                                                           7,600   Superior Essex, Inc. (a)                           153,216
                                                           4,158   Valmont Industries, Inc.                           139,127
                                                                                                                -------------
                                                                                                                    5,085,571
- -----------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous - 0.6%                     1,600   AM Castle & Co. (a)                                 34,944
                                                           6,273   AMCOL International Corp.                          128,722
                                                           5,311   Brush Engineered Materials, Inc. (a)                84,445
                                                           7,218   Cleveland-Cliffs, Inc. (e)                         639,298

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,800   Compass Minerals International, Inc.         $     117,792
                                                          29,644   GrafTech International Ltd. (a)                    184,386
                                                          40,600   Hecla Mining Co. (a)                               164,836
                                                           7,153   Minerals Technologies, Inc.                        399,781
                                                          11,864   Stillwater Mining Co. (a)                          137,266
                                                           3,000   Titanium Metals Corp. (a)(e)                       189,780
                                                                                                                -------------
                                                                                                                    2,081,250
- -----------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing - 0.2%                  23,378   Corn Products International, Inc.                  558,500
- -----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples - 0.0%                      3,300   Reddy Ice Holdings, Inc.                            71,973
- -----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities - 0.2%               6,750   Ceradyne, Inc. (a)                                 295,650
                                                           9,579   Symyx Technologies Inc. (a)                        261,411
                                                           6,089   WD-40 Co.                                          159,897
                                                                                                                -------------
                                                                                                                      716,958
- -----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing - 0.2%                8,638   Insituform Technologies, Inc. Class A (a)          167,318
                                                           7,500   Metal Management, Inc.                             174,450
                                                           5,255   Rogers Corp. (a)                                   205,891
                                                          26,659   USEC, Inc.                                         318,575
                                                           1,900   Xerium Technologies, Inc.                           15,979
                                                                                                                -------------
                                                                                                                      882,213
- -----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables - 0.2%                    25,000   BE Aerospace, Inc. (a)                             550,000
                                                          11,700   Blount International, Inc. (a)                     186,381
                                                                                                                -------------
                                                                                                                      736,381
- -----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology - 0.0%                            4,700   IHS, Inc. Class A (a)                               96,444
- -----------------------------------------------------------------------------------------------------------------------------
Multi - Sector Companies - 0.5%                           15,671   GenCorp, Inc. (a)                                  278,160
                                                           7,094   Kaman Corp. Class A                                139,681
                                                           6,499   Lancaster Colony Corp.                             240,788
                                                           4,500   Raven Industries, Inc.                             129,825
                                                           1,465   Sequa Corp. Class A (a)                            101,158
                                                          11,450   Trinity Industries, Inc.                           504,602
                                                             300   United Capital Corp. (a)                             7,401
                                                          12,002   Walter Industries, Inc.                            596,739
                                                                                                                -------------
                                                                                                                    1,998,354
- -----------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business Equipment - 0.1%               6,974   Kimball International, Inc. Class B                 74,134
                                                           3,300   Knoll, Inc.                                         56,463
                                                          10,440   Presstek, Inc. (a)                                  94,378
                                                                                                                -------------
                                                                                                                      224,975
- -----------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.1%                                   3,427   Atwood Oceanics, Inc. (a)                          267,409
                                                           1,900   Bois d'Arc Energy, Inc. (a)                         30,134
                                                           2,900   Hercules Offshore, Inc. (a)                         82,389
                                                                                                                -------------
                                                                                                                      379,932
- -----------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 3.0%                                6,800   ATP Oil & Gas Corp. (a)                            251,668
                                                           4,200   Atlas America, Inc. (a)                            252,924
                                                           4,701   Berry Petroleum Co. Class A                        268,897
                                                           3,900   Bill Barrett Corp. (a)                             150,579
                                                          12,200   Brigham Exploration Co. (a)                        144,692
                                                           1,700   Bronco Drilling Co., Inc. (a)                       39,117
                                                          16,111   Cabot Oil & Gas Corp. Class A                      726,606
                                                           5,900   Callon Petroleum Co. (a)                           104,135
                                                           4,500   Carrizo Oil & Gas, Inc. (a)                        111,195
                                                          15,300   Cheniere Energy, Inc. (a)                          569,466
                                                          24,693   Cimarex Energy Co.                               1,062,046
                                                           2,800   Clayton Williams Energy, Inc. (a)                  116,872

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          12,957   Comstock Resources, Inc. (a)                 $     395,318
                                                           3,400   Edge Petroleum Corp. (a)                            84,694
                                                          16,600   Encore Acquisition Co. (a)                         531,864
                                                          10,800   Endeavour International Corp. (a)                   35,640
                                                           8,700   Energy Partners Ltd. (a)                           189,573
                                                          12,200   FX Energy, Inc. (a)(e)                              97,356
                                                          15,930   Frontier Oil Corp.                                 597,853
                                                          13,200   Gasco Energy, Inc. (a)                              86,196
                                                           4,300   Goodrich Petroleum Corp. (a)                       108,145
                                                          64,843   Grey Wolf, Inc. (a)                                501,236
                                                          13,400   Harvest Natural Resources, Inc. (a)                118,992
                                                           7,983   Houston Exploration Co. (a)                        421,502
                                                           7,200   McMoRan Exploration Co. (a)(e)                     142,344
                                                          25,311   Meridian Resource Corp. (a)                        106,306
                                                          12,200   Parallel Petroleum Corp. (a)                       207,522
                                                          16,642   PetroHawk Energy Corp. (a)                         220,007
                                                           5,800   Petroleum Development Corp. (a)                    193,372
                                                           8,400   Petroquest Energy, Inc. (a)                         69,552
                                                           4,000   Pioneer Drilling Co. (a)                            71,720
                                                           8,020   Remington Oil & Gas Corp. (a)                      292,730
                                                           6,649   Resource America, Inc. Class A                     113,365
                                                          17,952   St. Mary Land & Exploration Co.                    660,813
                                                           6,378   Stone Energy Corp. (a)                             290,390
                                                           8,717   Swift Energy Co. (a)                               392,875
                                                          13,200   Todco Class A                                      502,392
                                                           5,300   Toreador Resources Corp. (a)(e)                    111,671
                                                           4,900   Tri-Valley Corp. (a)(e)                             38,122
                                                           3,800   W&T Offshore, Inc.                                 111,720
                                                           5,200   Warren Resources, Inc. (a)                          82,264
                                                          10,910   Whiting Petroleum Corp. (a)                        436,400
                                                                                                                -------------
                                                                                                                   11,010,131
- -----------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic - 0.2%                           11,600   Delta Petroleum Corp. (a)(e)                       252,532
                                                           3,600   Giant Industries, Inc. (a)                         187,056
                                                          14,800   KCS Energy, Inc. (a)                               358,456
                                                                                                                -------------
                                                                                                                      798,044
- -----------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.1%                                  13,276   Ferro Corp.                                        249,058
                                                           6,940   H.B. Fuller Co.                                    222,566
                                                           1,793   Kronos Worldwide, Inc.                              52,015
                                                                                                                -------------
                                                                                                                      523,639
- -----------------------------------------------------------------------------------------------------------------------------
Paper - 0.5%                                               8,226   Albany International Corp. Class A                 297,452
                                                          15,100   Bowater, Inc.                                      463,872
                                                           7,198   Buckeye Technologies, Inc. (a)                      57,944
                                                          10,774   Caraustar Industries, Inc. (a)                      93,626
                                                           4,892   Chesapeake Corp.                                    83,066
                                                          13,600   Mercer International, Inc.-Sbi (a)                 106,896
                                                           3,300   Neenah Paper, Inc.                                  92,400
                                                          16,501   P.H. Glatfelter Co.                                234,149
                                                           7,380   Rock-Tenn Co. Class A                              100,737
                                                          14,242   Wausau Paper Corp.                                 168,768
                                                                                                                -------------
                                                                                                                    1,698,910
- -----------------------------------------------------------------------------------------------------------------------------
Plastics - 0.1%                                           12,454   Spartech Corp.                                     273,365
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental Services - 0.2%          5,200   American Ecology Corp.                       $      75,036
                                                          15,900   Darling International, Inc. (a)                     63,123
                                                           4,100   Duratek, Inc. (a)                                   61,213
                                                          13,346   Headwaters, Inc. (a)                               472,982
                                                                                                                -------------
                                                                                                                      672,354
- -----------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment - 0.1%                        9,251   Regal-Beloit Corp.                                 327,485
- -----------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services - 0.1%                        13,582   Bowne & Co., Inc.                                  201,557
                                                          13,200   Cenveo, Inc. (a)                                   173,712
                                                           2,400   Schawk, Inc.                                        49,800
                                                           4,300   TRM Corp. (a)                                       32,035
                                                                                                                -------------
                                                                                                                      457,104
- -----------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment - 1.4%                     4,300   ADE Corp. (a)                                      103,458
                                                          13,157   ATMI, Inc. (a)                                     368,001
                                                           7,900   August Technology Corp. (a)                         86,821
                                                          30,600   Axcelis Technologies, Inc. (a)                     145,962
                                                          24,678   Brooks Automation, Inc. (a)                        309,215
                                                          14,156   Cognex Corp.                                       425,954
                                                          25,268   Credence Systems Corp. (a)                         175,865
                                                          11,200   Cymer, Inc. (a)                                    397,712
                                                           7,331   Dionex Corp. (a)                                   359,805
                                                          11,061   Electro Scientific Industries, Inc. (a)            267,123
                                                          16,800   Emcore Corp. (a)                                   124,656
                                                          35,599   Entegris, Inc. (a)                                 335,343
                                                           7,290   Esterline Technologies Corp. (a)                   271,115
                                                           6,955   FEI Co. (a)                                        133,327
                                                           4,300   Intevac, Inc. (a)                                   56,760
                                                          17,956   Kulicke & Soffa Industries, Inc. (a)               158,731
                                                          22,303   LTX Corp. (a)                                      100,363
                                                           6,600   MTS Systems Corp.                                  228,624
                                                          10,899   Mattson Technology, Inc. (a)                       109,644
                                                           5,862   Photon Dynamics, Inc. (a)                          107,157
                                                          12,479   Photronics, Inc. (a)                               187,934
                                                           4,400   Rofin-Sinar Technologies, Inc. (a)                 191,268
                                                           4,273   Rudolph Technologies, Inc. (a)                      55,036
                                                           5,190   Ultratech, Inc. (a)                                 85,220
                                                          10,842   Varian Semiconductor Equipment
                                                                   Associates, Inc. (a)                               476,289
                                                                                                                -------------
                                                                                                                    5,261,383
- -----------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous - 0.5%                           8,794   Banta Corp.                                        437,941
                                                           4,400   Consolidated Graphics, Inc. (a)                    208,296
                                                           1,950   Courier Corp.                                       66,963
                                                           5,382   Martha Stewart Living Omnimedia, Inc.
                                                                   Class A (a)(e)                                      93,808
                                                           5,207   Playboy Enterprises, Inc. Class B (a)               72,325
                                                          43,200   Primedia, Inc. (a)                                  69,552
                                                          30,400   The Reader's Digest Association, Inc.
                                                                   Class A                                            462,688
                                                           8,560   Scholastic Corp. (a)                               244,046
                                                           6,000   Thomas Nelson, Inc.                                147,900
                                                                                                                -------------
                                                                                                                    1,803,519
- -----------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers - 0.2%                             23,329   Hollinger International, Inc. Class A              209,028
                                                           4,600   Journal Communications, Inc. Class A                64,170
                                                          12,033   Journal Register Co.                               179,893
                                                           5,500   Media General, Inc. Class A                        278,850
                                                                                                                -------------
                                                                                                                      731,941
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters - 0.7%                             1,633   Beasley Broadcasting Group, Inc. Class A     $      22,062
                                                          17,500   Citadel Broadcasting Corp.                         235,200
                                                          10,000   Cox Radio, Inc. Class A (a)                        140,800
                                                          19,800   Cumulus Media, Inc. Class A (a)                    245,718
                                                           7,700   Emmis Communications Corp. Class A (a)             153,307
                                                          10,700   Entercom Communications Corp. (a)                  317,469
                                                           1,500   Fisher Communications, Inc. (a)                     62,145
                                                          12,800   Gray Television, Inc.                              125,696
                                                           4,854   Liberty Corp.                                      227,216
                                                          11,600   Lin TV Corp. Class A (a)                           129,224
                                                           5,100   Outdoor Channel Holdings, Inc. (a)                  68,850
                                                          29,900   Radio One, Inc. Class D (a)                        309,465
                                                           9,971   Regent Communications, Inc. (a)                     46,265
                                                           4,833   Saga Communications, Inc. Class A (a)               52,535
                                                           2,883   Salem Communications Corp. Class A (a)              50,424
                                                          18,264   Sinclair Broadcast Group, Inc. Class A             168,029
                                                          14,284   Spanish Broadcasting System, Inc.
                                                                   Class A (a)                                         72,991
                                                           2,800   WPT Enterprises, Inc. (a)(e)                        16,632
                                                          10,396   World Wrestling Entertainment, Inc.                152,613
                                                           3,900   WorldSpace, Inc. Class A (a)                        56,589
                                                                                                                -------------
                                                                                                                    2,653,230
- -----------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%                                  1,700   Freightcar America, Inc.                            81,736
                                                           2,800   Greenbrier Cos., Inc.                               79,520
                                                          16,539   Westinghouse Air Brake Technologies Corp.          444,899
                                                                                                                -------------
                                                                                                                      606,155
- -----------------------------------------------------------------------------------------------------------------------------
Railroads - 0.4%                                          11,281   Florida East Coast Industries, Inc.                477,976
                                                           5,850   Genesee & Wyoming, Inc. Class A (a)                219,667
                                                          22,876   Kansas City Southern (a)                           558,861
                                                          10,102   RailAmerica, Inc. (a)                              111,021
                                                                                                                -------------
                                                                                                                    1,367,525
- -----------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.3%                                         1,500   Avatar Holdings, Inc. (a)(e)                        82,380
                                                           5,500   Bluegreen Corp. (a)                                 86,900
                                                           3,700   California Coastal Communities, Inc. (a)           145,151
                                                           1,700   Consolidated-Tomoka Land Co.                       120,530
                                                           4,100   Housevalues, Inc. (a)(e)                            53,423
                                                           4,600   Newkirk Realty Trust, Inc.                          71,300
                                                           8,000   Sunterra Corp. (a)                                 113,760
                                                           2,215   Tejon Ranch Co. (a)                                 88,423
                                                           9,800   Trammell Crow Co. (a)                              251,370
                                                                                                                -------------
                                                                                                                    1,013,237
- -----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT) - 6.3%                7,540   AMLI Residential Properties Trust                  286,897
                                                          12,100   Aames Investment Corp.                              78,166
                                                          10,101   Acadia Realty Trust                                202,525
                                                           2,300   Affordable Residential Communities                  21,919
                                                           1,100   Agree Realty Corp.                                  31,790
                                                             567   Alexander's, Inc. (a)                              139,199
                                                           7,156   Alexandria Real Estate Equities, Inc.              576,058
                                                           6,250   American Campus Communities, Inc.                  155,000
                                                          13,387   American Home Mortgage Investment Corp.            436,015
                                                          15,900   Anthracite Capital, Inc.                           167,427
                                                          13,900   Anworth Mortgage Asset Corp.                       101,470
                                                           5,700   Arbor Realty Trust, Inc.                           147,744
                                                          14,600   Ashford Hospitality Trust, Inc.                    153,154
                                                           5,699   Bedford Property Investors Inc.                    125,036

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           3,800   Bimini Mortgage Management, Inc. Class A     $      34,390
                                                          13,550   BioMed Realty Trust, Inc.                          330,620
                                                           8,900   Boykin Lodging Co. (a)                             108,758
                                                          19,147   Brandywine Realty Trust                            534,393
                                                          10,200   Capital Lease Funding, Inc.                        107,406
                                                           2,500   Capital Trust, Inc.                                 73,200
                                                           3,200   Cedar Shopping Centers, Inc.                        45,024
                                                           3,300   CentraCore Properties Trust                         88,671
                                                          12,484   Colonial Properties Trust                          524,078
                                                           4,500   Columbia Equity Trust, Inc.                         72,675
                                                          15,275   Commercial Net Lease Realty                        311,152
                                                          10,600   Corporate Office Properties Trust                  376,724
                                                          11,500   Cousins Properties, Inc.                           325,450
                                                           3,900   CRIIMI MAE, Inc. (a)                                77,220
                                                           8,000   Deerfield Triarc Capital Corp.                     109,600
                                                          10,400   DiamondRock Hospitality Co.                        124,384
                                                             300   Digital Realty Trust, Inc.                           6,789
                                                          16,700   ECC Capital Corp.                                   37,742
                                                           7,227   Eastgroup Properties Inc.                          326,371
                                                           5,800   Education Realty Trust, Inc.                        74,762
                                                           9,180   Entertainment Properties Trust                     374,085
                                                          15,740   Equity Inns, Inc.                                  213,277
                                                           5,994   Equity Lifestyle Properties, Inc.                  266,733
                                                          10,500   Equity One, Inc.                                   242,760
                                                          11,350   Extra Space Storage, Inc.                          174,790
                                                          15,170   FelCor Lodging Trust, Inc.                         261,076
                                                          19,300   Fieldstone Investment Corp.                        228,898
                                                          11,800   First Industrial Realty Trust, Inc.                454,300
                                                           3,400   First Potomac Realty Trust                          90,440
                                                          11,790   GMH Communities Trust                              182,863
                                                           5,000   Getty Realty Corp.                                 131,450
                                                           6,839   Glenborough Realty Trust, Inc.                     123,786
                                                          13,156   Glimcher Realty Trust                              319,954
                                                           9,900   Government Properties Trust, Inc.                   92,367
                                                           2,550   Gramercy Capital Corp.                              58,089
                                                           8,000   Heritage Property Investment Trust                 267,200
                                                           9,600   Hersha Hospitality Trust                            86,496
                                                           9,500   Highland Hospitality Corp.                         104,975
                                                          15,100   Highwoods Properties, Inc.                         429,595
                                                           8,220   Home Properties, Inc.                              335,376
                                                          12,800   HomeBanc Corp.                                      95,744
                                                          21,500   IMPAC Mortgage Holdings, Inc. (e)                  202,315
                                                          24,300   Inland Real Estate Corp.                           359,397
                                                          12,592   Innkeepers USA Trust                               201,472
                                                          13,300   Investors Real Estate Trust                        122,759
                                                           4,000   JER Investors Trust, Inc.                           67,800
                                                           9,978   Kilroy Realty Corp.                                617,638
                                                           4,640   Kite Realty Group Trust                             71,781
                                                           5,000   LTC Properties, Inc.                               105,150
                                                          63,600   La Quinta Corp. (a)                                708,504
                                                           8,820   LaSalle Hotel Properties                           323,870
                                                          18,442   Lexington Corporate Properties Trust               392,815
                                                          17,000   Luminent Mortgage Capital, Inc.                    127,670
                                                          25,500   MFA Mortgage Investments, Inc.                     145,350

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          12,700   Maguire Properties, Inc.                     $     392,430
                                                           4,200   Medical Properties Trust, Inc.                      41,076
                                                          24,058   Meristar Hospitality Corp. (a)                     226,145
                                                           7,029   Mid-America Apartment Communities, Inc.            340,907
                                                           8,450   MortgageIT Holdings, Inc.                          115,427
                                                           6,729   National Health Investors, Inc.                    174,685
                                                             200   National Health Realty, Inc.                         3,714
                                                          20,959   Nationwide Health Properties, Inc.                 448,523
                                                          15,500   Newcastle Investment Corp.                         385,175
                                                           2,600   NorthStar Realty Finance Corp.                      26,494
                                                           6,300   Novastar Financial, Inc. (e)                       177,093
                                                          15,200   Omega Healthcare Investors, Inc.                   191,368
                                                           4,700   One Liberty Properties, Inc.                        86,527
                                                           5,000   Origen Financial, Inc.                              35,600
                                                           4,408   PS Business Parks, Inc.                            216,874
                                                           3,104   Parkway Properties, Inc.                           124,595
                                                          11,332   Pennsylvania Real Estate Investment Trust          423,364
                                                          13,686   Post Properties, Inc.                              546,756
                                                          12,550   Prentiss Properties Trust                          510,534
                                                           8,600   RAIT Investment Trust                              222,912
                                                           4,300   Ramco-Gershenson Properties Trust                  114,595
                                                           5,695   Redwood Trust, Inc.                                234,976
                                                           4,122   Saul Centers, Inc.                                 148,804
                                                          14,200   Saxon Capital Inc.                                 160,886
                                                          21,414   Senior Housing Properties Trust                    362,111
                                                           2,800   Sizeler Property Investors, Inc.                    35,980
                                                           4,404   Sovran Self Storage, Inc.                          206,856
                                                          19,900   Spirit Finance Corp.                               225,865
                                                          14,700   Strategic Hotel Capital, Inc.                      302,526
                                                           6,643   Sun Communities, Inc.                              208,590
                                                           5,700   Sunstone Hotel Investors, Inc.                     151,449
                                                           9,422   Tanger Factory Outlet Centers, Inc.                270,788
                                                           1,975   Tarragon Corp. (a)                                  40,725
                                                          17,408   Taubman Centers, Inc.                              604,928
                                                           6,363   The Town & Country Trust                           215,133
                                                          19,400   Trustreet Properties, Inc.                         283,628
                                                          12,270   U-Store-It Trust                                   258,284
                                                           4,327   Universal Health Realty Income Trust               135,608
                                                           5,800   Urstadt Biddle Properties, Inc. Class A             94,018
                                                          12,765   Washington Real Estate Investment Trust            387,418
                                                           6,855   Winston Hotels, Inc.                                67,865
                                                                                                                -------------
                                                                                                                   23,493,816
- -----------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats - 0.3%                       5,943   Arctic Cat, Inc.                                   119,217
                                                           4,207   Coachmen Industries, Inc.                           49,685
                                                          14,199   Fleetwood Enterprises, Inc. (a)                    175,358
                                                           2,175   Marine Products Corp.                               22,816
                                                           8,624   Monaco Coach Corp.                                 114,699
                                                          11,284   Thor Industries, Inc.                              452,150
                                                           8,790   Winnebago Industries, Inc.                         292,531
                                                                                                                -------------
                                                                                                                    1,226,456
- -----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Commercial - 0.3%               3,753   Electro Rent Corp. (a)                              55,957
                                                          12,800   GATX Corp.                                         461,824
                                                             900   Interpool, Inc.                                     16,992
                                                           1,900   Marlin Business Services, Inc. (a)                  45,391

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,710   McGrath RentCorp                             $     130,938
                                                          18,500   United Rentals, Inc. (a)                           432,715
                                                           4,700   Williams Scotsman International, Inc. (a)           81,357
                                                                                                                -------------
                                                                                                                    1,225,174
- -----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Consumer - 0.3%                11,393   Aaron Rents, Inc.                                  240,164
                                                           4,000   Amerco, Inc. (a)                                   288,200
                                                           7,995   Dollar Thrifty Automotive Group (a)                288,380
                                                           7,678   Rent-Way, Inc. (a)                                  49,062
                                                           9,258   WESCO International, Inc. (a)                      395,594
                                                                                                                -------------
                                                                                                                    1,261,400
- -----------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.5%                                        10,000   AFC Enterprises Inc.                               151,200
                                                           3,300   BJ's Restaurants, Inc. (a)                          75,438
                                                          13,180   Bob Evans Farms, Inc.                              303,931
                                                           3,325   Buffalo Wild Wings, Inc. (a)                       110,423
                                                           9,850   CEC Entertainment, Inc. (a)                        335,294
                                                          17,300   CKE Restaurants, Inc.                              233,723
                                                           7,400   California Pizza Kitchen, Inc. (a)                 236,578
                                                           2,200   Dave & Buster's, Inc. (a)                           38,742
                                                          26,100   Denny's Corp. (a)                                  103,878
                                                           8,650   Domino's Pizza, Inc.                               209,330
                                                           6,148   IHOP Corp.                                         288,403
                                                          11,618   Jack in the Box, Inc. (a)                          405,817
                                                          15,800   Krispy Kreme Doughnuts, Inc. (a)(e)                 90,692
                                                           3,096   Landry's Restaurants, Inc.                          82,694
                                                           7,354   Lone Star Steakhouse & Saloon, Inc.                174,584
                                                           9,000   Luby's, Inc. (a)                                   119,700
                                                             400   McCormick & Schmick's Seafood
                                                                   Restaurants, Inc. (a)                                9,044
                                                           9,684   O'Charleys, Inc. (a)                               150,199
                                                           6,708   PF Chang's China Bistro, Inc. (a)                  332,918
                                                           2,248   Papa John's International, Inc. (a)                133,329
                                                          12,777   Rare Hospitality International, Inc. (a)           388,293
                                                           3,600   Red Robin Gourmet Burgers, Inc. (a)                183,456
                                                          19,700   Ruby Tuesday, Inc.                                 510,033
                                                           4,300   Ruth's Chris Steak House, Inc. (a)                  77,830
                                                          14,600   Ryan's Restaurant Group, Inc. (a)                  176,076
                                                           6,828   The Steak n Shake Co. (a)                          115,735
                                                          11,400   Texas Roadhouse, Inc. Class A (a)                  177,270
                                                          11,350   Triarc Cos.                                        168,548
                                                                                                                -------------
                                                                                                                    5,383,158
- -----------------------------------------------------------------------------------------------------------------------------
Retail - 4.4%                                              1,700   1-800 Contacts, Inc. (a)                            19,907
                                                          11,024   1-800-FLOWERS.COM, Inc. Class A (a)                 70,774
                                                          12,500   99 Cents Only Stores (a)                           130,750
                                                           6,100   AC Moore Arts & Crafts, Inc. (a)                    88,755
                                                          16,450   Aeropostale, Inc. (a)                              432,635
                                                           4,750   America's Car Mart, Inc. (a)                        78,470
                                                           2,600   Asbury Automotive Group, Inc. (a)                   42,796
                                                           5,400   Big 5 Sporting Goods Corp.                         118,206
                                                          39,100   Big Lots, Inc. (a)                                 469,591
                                                             846   Blair Corp.                                         32,943
                                                          51,400   Blockbuster, Inc. Class A (e)                      192,750
                                                           3,900   Blue Nile, Inc. (a)(e)                             157,209
                                                           3,600   The Bon-Ton Stores, Inc.                            68,868
                                                           5,779   Brown Shoe Co., Inc.                               245,203
                                                           1,449   The Buckle, Inc.                                    46,716

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,000   Build-A-Bear Workshop, Inc. (a)(e)           $     118,560
                                                           5,292   Burlington Coat Factory Warehouse Corp.            212,791
                                                          16,534   CSK Auto Corp. (a)                                 249,333
                                                           7,900   Cabela's, Inc. Class A (a)(e)                      131,140
                                                           4,850   Cache, Inc. (a)                                     84,002
                                                           9,600   Casual Male Retail Group, Inc. (a)(e)               58,848
                                                           9,395   The Cato Corp. Class A                             201,523
                                                           4,500   Central Garden and Pet Co. (a)                     206,730
                                                           2,100   Charlotte Russe Holding, Inc. (a)                   43,743
                                                          40,740   Charming Shoppes, Inc. (a)                         537,768
                                                           5,885   The Children's Place Retail Stores, Inc. (a)       290,837
                                                          11,928   Christopher & Banks Corp.                          224,008
                                                          11,345   Coldwater Creek, Inc. (a)                          346,363
                                                             600   Conn's, Inc. (a)(e)                                 22,122
                                                           4,376   Cost Plus, Inc. (a)                                 75,048
                                                             500   DEB Shops, Inc.                                     14,865
                                                           6,200   Design Within Reach, Inc. (a)                       32,860
                                                           8,445   Dress Barn, Inc. (a)                               326,061
                                                           6,733   dELiA*s, Inc. (a)                                   55,888
                                                          15,400   drugstore.com, Inc. (a)                             43,890
                                                           4,000   FTD Group, Inc. (a)                                 41,560
                                                          15,035   Fred's, Inc.                                       244,619
                                                           8,900   GSI Commerce, Inc. (a)                             134,301
                                                          15,757   GameStop Corp. Class A (a)(e)                      501,388
                                                              16   Gander Mountain Co. (a)                                 95
                                                           6,838   Genesco, Inc. (a)                                  265,246
                                                           7,600   Global Imaging Systems, Inc. (a)                   263,188
                                                           5,332   Group 1 Automotive, Inc. (a)                       167,585
                                                           7,039   Guitar Center, Inc. (a)                            352,020
                                                          12,158   Gymboree Corp. (a)                                 284,497
                                                          11,481   HOT Topic, Inc. (a)                                163,604
                                                           5,561   Handleman Co.                                       69,068
                                                          12,175   Hibbett Sporting Goods, Inc. (a)                   346,744
                                                          17,498   Insight Enterprises, Inc. (a)                      343,136
                                                           8,062   The J. Jill Group, Inc. (a)                        153,420
                                                           6,705   Jo-Ann Stores, Inc. (a)                             79,119
                                                           3,287   Jos. A. Bank Clothiers, Inc. (a)                   142,689
                                                           1,647   Lawson Products, Inc.                               62,158
                                                          12,118   Linens 'N Things, Inc. (a)                         322,339
                                                           6,600   Lithia Motors, Inc. Class A                        207,504
                                                           2,600   MarineMax, Inc. (a)                                 82,082
                                                           2,600   New York & Co. (a)                                  55,120
                                                           4,100   Overstock.com, Inc. (a)(e)                         115,415
                                                          13,810   PEP Boys-Manny, Moe & Jack                         205,631
                                                          21,100   Pacific Sunwear of California, Inc. (a)            525,812
                                                           6,200   The Pantry, Inc. (a)                               291,338
                                                          19,600   Payless Shoesource, Inc. (a)                       491,960
                                                          15,900   Petco Animal Supplies, Inc. (a)                    349,005
                                                          24,299   Pier 1 Imports, Inc.                               212,130
                                                           7,316   Priceline.com, Inc. (a)                            163,293
                                                           9,700   Restoration Hardware, Inc. (a)                      58,394
                                                           7,200   Retail Ventures, Inc. (a)                           89,568
                                                           9,000   Rush Enterprises Inc. Class A (a)                  133,920
                                                           3,547   Russ Berrie & Co., Inc.                             40,507

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           6,854   School Specialty, Inc. (a)                   $     249,760
                                                             700   Sharper Image Corp. (a)                              6,818
                                                           8,600   Sonic Automotive, Inc.                             191,608
                                                           6,426   The Sports Authority, Inc. (a)                     200,041
                                                           8,200   Stage Stores, Inc.                                 244,196
                                                           5,003   Stamps.com, Inc. (a)                               114,869
                                                           6,624   Stein Mart, Inc.                                   120,226
                                                           6,300   Talbots, Inc.                                      175,266
                                                          10,466   Too, Inc. (a)                                      295,246
                                                          11,200   Tractor Supply Co. (a)                             592,928
                                                           7,630   Trans World Entertainment Corp. (a)                 43,491
                                                           9,690   Tuesday Morning Corp.                              202,715
                                                           7,531   United Auto Group, Inc.                            287,684
                                                          12,780   United Natural Foods, Inc. (a)                     337,392
                                                           7,956   ValueVision Media, Inc. Class A (a)                100,246
                                                           1,500   Volcom Inc. (a)                                     51,015
                                                           9,700   The Wet Seal, Inc. Class A (a)(e)                   43,068
                                                           2,800   Wilsons The Leather Experts Inc. (a)                10,164
                                                          15,900   Zale Corp. (a)                                     399,885
                                                           1,800   Zumiez, Inc. (a)                                    77,796
                                                                                                                -------------
                                                                                                                   16,174,822
- -----------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 2.1%                                      6,637   Anchor Bancorp Wisconsin, Inc.                     201,367
                                                          11,350   BFC Financial Corp. (a)                             62,652
                                                          16,738   Bank Mutual Corp.                                  177,423
                                                          16,742   BankAtlantic Bancorp, Inc. Class A                 234,388
                                                           5,373   BankUnited Financial Corp. Class A                 142,761
                                                           2,400   Berkshire Hills Bancorp, Inc.                       80,400
                                                           1,900   Beverly Hills Bancorp, Inc.                         19,703
                                                          22,487   Brookline Bancorp, Inc.                            318,641
                                                             500   Charter Financial Corp.                             17,855
                                                           4,702   Coastal Financial Corp.                             59,950
                                                          15,926   Commercial Capital Bancorp, Inc.                   272,653
                                                          10,149   Dime Community Bancshares, Inc.                    148,277
                                                           8,722   Fidelity Bankshares, Inc.                          285,209
                                                           1,220   First Defiance Financial Corp.                      33,050
                                                           4,026   First Financial Holdings, Inc.                     123,679
                                                           3,240   First Indiana Corp.                                111,391
                                                          39,553   First Niagara Financial Group, Inc.                572,332
                                                           3,000   First Place Financial Corp.                         72,150
                                                           8,250   First Republic Bank                                305,332
                                                           4,100   FirstFed Financial Corp. (a)                       223,532
                                                           8,250   Flagstar Bancorp, Inc.                             118,800
                                                           4,975   Flushing Financial Corp.                            77,461
                                                           3,078   Great Southern Bancorp, Inc.                        84,984
                                                           6,817   Harbor Florida Bancshares, Inc.                    252,570
                                                           3,000   Horizon Financial Corp.                             65,520
                                                           1,850   IBERIABANK Corp.                                    94,368
                                                           2,700   ITLA Capital Corp. (a)                             131,895
                                                           7,900   KNBT Bancorp, Inc.                                 128,691
                                                           6,300   Kearny Financial Corp.                              76,860
                                                           9,860   MAF Bancorp, Inc.                                  408,007
                                                             300   NASB Financial, Inc.                                11,703
                                                          17,511   Netbank, Inc.                                      125,729
                                                          39,100   NewAlliance Bancshares, Inc.                       568,514

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                           4,467   Northwest Bancorp, Inc.                      $      94,968
                                                           2,696   OceanFirst Financial Corp.                          61,361
                                                          10,065   Ocwen Financial Corp. (a)                           87,565
                                                           6,911   PFF Bancorp, Inc.                                  210,924
                                                          19,928   Partners Trust Financial Group, Inc.               240,132
                                                           2,700   Pennfed Financial Services, Inc.                    49,734
                                                           1,450   Provident Financial Holdings, Inc.                  38,135
                                                          21,358   Provident Financial Services, Inc.                 395,337
                                                          10,089   Provident New York Bancorp                         111,080
                                                           4,100   Rockville Financial, Inc. (a)                       53,505
                                                           2,400   Sound Federal Bancorp, Inc.                         45,840
                                                           8,053   Sterling Financial Corp.                           201,164
                                                           6,700   TierOne Corp.                                      197,047
                                                           7,861   United Community Financial Corp.                    92,838
                                                          32,933   W Holding Co., Inc.                                271,039
                                                             400   Westfield Financial, Inc.                            9,604
                                                                                                                -------------
                                                                                                                    7,768,120
- -----------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers - 0.2%                   12,635   Newport Corp. (a)                                  171,078
                                                          11,535   Varian, Inc. (a)                                   458,978
                                                                                                                -------------
                                                                                                                      630,056
- -----------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services - 0.7%                    10,250   Archipelago Holdings, Inc. (a)(e)                  510,142
                                                           2,900   BKF Capital Group, Inc.                             54,955
                                                          13,345   CharterMac                                         282,647
                                                             700   GFI Group, Inc. (a)                                 33,201
                                                           5,200   Gladstone Investment Corp.                          70,668
                                                           5,900   IntercontinentalExchange, Inc. (a)                 214,465
                                                          13,200   Investment Technology Group, Inc. (a)              467,808
                                                          38,200   Knight Capital Group, Inc. Class A (a)             377,798
                                                          16,800   LaBranche & Co., Inc. (a)                          169,848
                                                          10,000   MarketAxess Holdings, Inc. (a)                     114,300
                                                           9,061   NCO Group, Inc. (a)                                153,312
                                                           6,000   optionsXpress Holdings, Inc.                       147,300
                                                           4,604   SWS Group, Inc.                                     96,408
                                                             200   ZipRealty, Inc. (a)                                  1,684
                                                                                                                -------------
                                                                                                                    2,694,536
- -----------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 3.3%                                3,963   4Kids Entertainment, Inc. (a)                       62,179
                                                          11,870   ABM Industries, Inc.                               232,058
                                                           5,605   AMN Healthcare Services, Inc. (a)                  110,867
                                                           5,461   Administaff, Inc.                                  229,635
                                                           6,900   The Advisory Board Co. (a)                         328,923
                                                           4,800   Ambassadors Group, Inc.                            109,872
                                                           3,000   Angelica Corp.                                      49,620
                                                          12,300   Autobytel, Inc. (a)                                 60,762
                                                          17,853   CBIZ, Inc. (a)                                     107,475
                                                           3,801   CDI Corp.                                          104,147
                                                           2,500   CRA International, Inc. (a)                        119,225
                                                           8,778   Casella Waste Systems, Inc. (a)                    112,271
                                                           7,572   Chemed Corp.                                       376,177
                                                           4,600   Clark, Inc.                                         60,950
                                                           6,050   CoStar Group, Inc. (a)                             261,178
                                                           8,800   Cogent, Inc. (a)                                   199,584
                                                           9,692   Coinstar, Inc. (a)                                 221,268
                                                          12,394   Corrections Corp. of America (a)                   557,358
                                                           8,800   Cross Country Healthcare, Inc. (a)                 156,464

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          12,000   DiamondCluster International, Inc.
                                                                   Class A (a)                                  $      95,280
                                                           2,000   Escala Group, Inc. (a)(e)                           40,560
                                                           2,402   Exponent, Inc. (a)                                  68,169
                                                          12,141   FTI Consulting, Inc. (a)                           333,149
                                                           3,881   Forrester Research, Inc. (a)                        72,769
                                                           6,077   G&K Services, Inc. Class A                         238,522
                                                           2,900   The Geo Group, Inc. (a)                             66,497
                                                          10,100   Gevity HR, Inc.                                    259,772
                                                          14,900   Harris Interactive, Inc. (a)                        64,219
                                                           7,158   Heidrick & Struggles International, Inc. (a)       229,414
                                                           8,800   Hudson Highland Group, Inc. (a)                    152,768
                                                          34,500   IKON Office Solutions, Inc.                        359,145
                                                          11,100   Jackson Hewitt Tax Service, Inc.                   307,581
                                                           5,568   Kelly Services, Inc. Class A                       145,993
                                                           6,600   Kforce, Inc. (a)                                    73,656
                                                          10,668   Korn/Ferry International (a)                       199,385
                                                          17,422   Labor Ready, Inc. (a)                              362,726
                                                           5,204   MAXIMUS, Inc.                                      190,935
                                                          32,305   MPS Group, Inc. (a)                                441,609
                                                           5,542   Midas, Inc. (a)                                    101,751
                                                           2,900   Monro Muffler, Inc.                                 87,928
                                                          14,723   Navigant Consulting, Inc. (a)                      323,612
                                                           3,717   Netratings, Inc. (a)                                45,831
                                                           8,300   Nutri/System, Inc. (a)                             298,966
                                                          13,964   PHH Corp. (a)                                      391,271
                                                           8,539   Pegasus Solutions, Inc. (a)                         76,595
                                                           3,660   Pre-Paid Legal Services, Inc.                      139,849
                                                           4,400   The Providence Service Corp. (a)                   126,676
                                                          15,300   Regis Corp.                                        590,121
                                                          15,932   Resources Connection, Inc. (a)                     415,188
                                                           9,202   Rollins, Inc.                                      181,371
                                                           4,500   Sirva, Inc. (a)                                     36,000
                                                          13,300   Source Interlink Cos., Inc. (a)                    147,896
                                                          20,629   Spherion Corp. (a)                                 206,496
                                                           4,540   Startek, Inc.                                       81,720
                                                          12,089   TeleTech Holdings, Inc. (a)                        145,672
                                                          16,531   Tetra Tech, Inc. (a)                               259,041
                                                             700   Travelzoo, Inc. (a)(e)                              15,400
                                                           2,800   Unifirst Corp.                                      87,080
                                                           2,400   Vertrue, Inc. (a)                                   84,792
                                                           5,600   Viad Corp.                                         164,248
                                                           1,759   Volt Information Sciences, Inc. (a)                 33,456
                                                          12,818   Waste Connections, Inc. (a)                        441,708
                                                          13,000   Waste Services, Inc. (a)                            43,290
                                                          12,515   Watson Wyatt Worldwide, Inc.                       349,169
                                                          13,713   Wireless Facilities, Inc. (a)                       69,936
                                                           7,200   World Fuel Services Corp.                          242,784
                                                                                                                -------------
                                                                                                                   12,350,009
- -----------------------------------------------------------------------------------------------------------------------------
Shipping - 0.2%                                            6,300   Gulfmark Offshore, Inc. (a)                        186,606
                                                           4,500   Horizon  Lines, Inc. Class A                        54,585
                                                           6,830   Kirby Corp. (a)                                    356,321
                                                           2,500   Maritrans, Inc.                                     65,050
                                                                                                                -------------
                                                                                                                      662,562
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Shoes - 0.4%                                               3,800   DSW, Inc. Class A (a)                        $      99,636
                                                           1,900   Deckers Outdoor Corp. (a)(e)                        52,478
                                                          15,166   The Finish Line, Inc. Class A                      264,192
                                                           6,796   K-Swiss, Inc. Class A                              220,462
                                                           3,592   Kenneth Cole Productions, Inc. Class A              91,596
                                                           3,700   Shoe Carnival, Inc. (a)                             81,104
                                                           6,455   Skechers U.S.A., Inc. Class A (a)                   98,891
                                                           5,412   Steven Madden Ltd.                                 158,193
                                                          12,735   Stride Rite Corp.                                  172,687
                                                             300   Weyco Group, Inc.                                    5,730
                                                          18,408   Wolverine World Wide, Inc.                         413,444
                                                                                                                -------------
                                                                                                                    1,658,413
- -----------------------------------------------------------------------------------------------------------------------------
Steel - 0.7%                                              37,427   AK Steel Holding Corp. (a)                         297,545
                                                           7,526   Carpenter Technology Corp.                         530,357
                                                           5,545   Chaparral Steel Co. (a)                            167,736
                                                           7,034   Gibraltar Industries, Inc.                         161,360
                                                          10,700   Oregon Steel Mills, Inc. (a)                       314,794
                                                           5,350   Schnitzer Steel Industries, Inc. Class A           163,657
                                                          11,097   Steel Dynamics, Inc.                               394,054
                                                           4,900   Steel Technologies, Inc.                           137,151
                                                           4,300   Wheeling-Pittsburgh Corp. (a)                       38,786
                                                          24,000   Worthington Industries, Inc.                       461,040
                                                                                                                -------------
                                                                                                                    2,666,480
- -----------------------------------------------------------------------------------------------------------------------------
Synthetic Fibers - 0.0%                                    4,318   Wellman, Inc.                                       29,276
- -----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment - 0.9%                        1,700   Applied Signal Technology, Inc.                     38,590
                                                          31,000   Arris Group, Inc. (a)                              293,570
                                                           6,685   Audiovox Corp. Class A (a)                          92,654
                                                          15,361   Belden CDT, Inc.                                   375,269
                                                          14,434   C-COR, Inc. (a)                                     70,149
                                                          16,600   Interdigital Communications Corp. (a)              304,112
                                                           5,500   Mastec, Inc. (a)                                    57,585
                                                          14,799   Plantronics, Inc.                                  418,812
                                                          32,800   Polycom, Inc. (a)                                  501,840
                                                          27,977   Powerwave Technologies, Inc. (a)                   351,671
                                                             200   Preformed Line Products Co.                          8,558
                                                          28,150   SBA Communications Corp. Class A (a)               503,885
                                                           8,780   Spectralink Corp.                                  104,219
                                                          18,100   Symmetricom, Inc. (a)                              153,307
                                                          22,476   Terayon Corp. (a)                                   51,920
                                                                                                                -------------
                                                                                                                    3,326,141
- -----------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.1%                                    7,200   DHB Industries, Inc. (a)                            32,184
                                                           5,100   Dixie Group, Inc. (a)                               70,278
                                                          21,000   Innovo Group, Inc. (a)                              21,420
                                                          13,821   Interface, Inc. Class A (a)                        113,609
                                                                                                                -------------
                                                                                                                      237,491
- -----------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers - 0.6%                      5,500   Carter's, Inc. (a)                                 323,675
                                                           2,500   Cherokee, Inc.                                      85,975
                                                           6,285   Guess?, Inc. (a)                                   223,746
                                                           4,700   Hartmarx Corp. (a)                                  36,707
                                                           6,182   Kellwood Co.                                       147,626
                                                           4,200   Maidenform Brands, Inc. (a)                         53,172
                                                           4,142   Oxford Industries, Inc.                            226,567
                                                           4,600   Perry Ellis International, Inc. (a)                 87,400
                                                          10,554   Phillips-Van Heusen Corp.                          341,950

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          13,017   Russell Corp.                                $     175,209
                                                           3,500   Under Armour, Inc. Class A (a)                     134,085
                                                          13,200   The Warnaco Group, Inc. (a)                        352,704
                                                                                                                -------------
                                                                                                                    2,188,816
- -----------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%                                      3,374   Bandag, Inc.                                       143,969
                                                          17,700   Cooper Tire & Rubber Co.                           271,164
                                                           2,000   Titan International, Inc.                           34,500
                                                                                                                -------------
                                                                                                                      449,633
- -----------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                                            32,755   Alliance One International, Inc.                   127,744
                                                           5,520   Schweitzer-Mauduit International, Inc.             136,786
                                                          11,600   Star Scientific, Inc. (a)(e)                        27,260
                                                           7,856   Universal Corp.                                    340,636
                                                          10,713   Vector Group Ltd.                                  194,655
                                                                                                                -------------
                                                                                                                      827,081
- -----------------------------------------------------------------------------------------------------------------------------
Toys - 0.1%                                               10,030   Jakks Pacific, Inc. (a)                            210,028
                                                           7,500   Leapfrog Enterprises, Inc. (a)(e)                   87,375
                                                                                                                -------------
                                                                                                                      297,403
- -----------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous - 0.2%                        1,600   Dynamex, Inc. (a)                                   30,496
                                                           6,900   HUB Group, Inc. Class A (a)                        243,915
                                                          14,000   Odyssey Marine Exploration, Inc. (a)                49,560
                                                          10,700   Pacer International, Inc.                          278,842
                                                           6,481   SCS Transportation, Inc. (a)                       137,721
                                                           4,700   US Xpress Enterprises, Inc. Class A (a)             81,686
                                                                                                                -------------
                                                                                                                      822,220
- -----------------------------------------------------------------------------------------------------------------------------
Truckers - 0.6%                                            6,041   Arkansas Best Corp.                                263,871
                                                           4,700   Covenant Transport, Inc. Class A (a)                65,706
                                                          11,532   Forward Air Corp.                                  422,648
                                                           2,000   Frozen Food Express Industries, Inc. (a)            22,060
                                                          15,180   Heartland Express, Inc.                            308,002
                                                          16,462   Knight Transportation, Inc.                        341,268
                                                           1,950   Marten Transport Ltd. (a)                           35,529
                                                          11,025   Old Dominion Freight Line Inc. (a)                 297,454
                                                           1,200   PAM Transportation Services (a)                     21,348
                                                           3,000   USA Truck, Inc. (a)                                 87,390
                                                           1,700   Universal Truckload Services, Inc. (a)              39,100
                                                          12,400   Werner Enterprises, Inc.                           244,280
                                                                                                                -------------
                                                                                                                    2,148,656
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio - 0.0%                        18,100   Mediacom Communications Corp. Class A (a)           99,369
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.4%                               9,066   Allete, Inc.                                       398,904
                                                          17,875   Avista Corp.                                       316,566
                                                           8,700   Black Hills Corp.                                  301,107
                                                           4,889   CH Energy Group, Inc.                              224,405
                                                           3,803   Central Vermont Public Service Corp.                68,492
                                                          14,967   Cleco Corp.                                        312,062
                                                          20,600   Duquesne Light Holdings, Inc.                      336,192
                                                          17,408   El Paso Electric Co. (a)                           366,264
                                                           9,068   The Empire District Electric Co.                   184,352
                                                          11,400   IDACORP, Inc.                                      334,020
                                                           4,200   ITC Holdings Corp.                                 117,978
                                                           5,445   MGE Energy, Inc.                                   184,640
                                                          12,900   NorthWestern Corp.                                 400,803
                                                           8,286   Otter Tail Corp.                                   240,128
                                                           4,300   Pike Electric Corp. (a)                             69,746

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
                                                          53,177   Sierra Pacific Resources (a)                 $     693,428
                                                           4,400   UIL Holdings Corp.                                 202,356
                                                           8,883   Unisource Energy Corp.                             277,150
                                                                                                                -------------
                                                                                                                    5,028,593
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors - 0.8%                         5,622   Cascade Natural Gas Corp.                          109,685
                                                           2,700   EnergySouth, Inc.                                   72,306
                                                           6,148   The Laclede Group, Inc.                            179,583
                                                           8,174   New Jersey Resources Corp.                         342,409
                                                          12,300   Nicor, Inc.                                        483,513
                                                           9,999   Northwest Natural Gas Co.                          341,766
                                                          10,200   Peoples Energy Corp.                               357,714
                                                           9,132   South Jersey Industries, Inc.                      266,106
                                                          13,490   Southwest Gas Corp.                                356,136
                                                          16,700   WGL Holdings, Inc.                                 502,002
                                                                                                                -------------
                                                                                                                    3,011,220
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Pipelines - 0.0%                           14,631   Transmontaigne, Inc. (a)                            96,565
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%                          127,400   Aquila, Inc. (a)                                   458,640
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications - 1.2%                       2,000   Alaska Communications Systems Group, Inc.           20,320
                                                           5,455   CT Communications, Inc.                             66,224
                                                           4,726   Centennial Communications Corp. (a)                 73,348
                                                          74,400   Cincinnati Bell, Inc. (a)                          261,144
                                                           4,833   Commonwealth Telephone Enterprises, Inc.           163,210
                                                           4,900   Consolidated Communications Holdings, Inc.          63,651
                                                          38,500   Dobson Communications Corp. Class A (a)            292,985
                                                          11,000   FairPoint Communications, Inc.                     113,960
                                                          16,239   General Communication Inc. Class A (a)             167,749
                                                          12,300   GlobeTel Communications Corp. (a)(e)                45,387
                                                           5,592   Golden Telecom, Inc. (f)                           145,168
                                                          20,000   IDT Corp. Class B (a)                              234,000
                                                           5,600   Intrado, Inc. (a)                                  128,912
                                                           9,800   Iowa Telecommunications Services, Inc.             151,802
                                                         227,400   Level 3 Communications, Inc. (a)(e)                652,638
                                                           7,700   NeuStar, Inc. Class A (a)                          234,773
                                                           4,321   North Pittsburgh Systems, Inc.                      81,537
                                                          21,200   Premiere Global Services, Inc. (a)                 172,356
                                                          13,989   Price Communications Corp. (a)                     208,016
                                                           6,100   RCN Corp. (a)                                      143,045
                                                           1,600   Shenandoah Telecom Co.                              63,744
                                                           4,300   SureWest Communications                            113,391
                                                          11,533   Talk America Holdings, Inc. (a)                     99,530
                                                          19,400   Time Warner Telecom, Inc. Class A (a)              191,090
                                                           7,820   USA Mobility, Inc.                                 216,770
                                                          27,000   Ubiquitel, Inc. (a)                                267,030
                                                          12,800   Valor Communications Group, Inc. (e)               145,920
                                                                                                                -------------
                                                                                                                    4,517,700
- -----------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.2%                                    4,785   American States Water Co.                          147,378
                                                           4,996   California Water Service Group                     190,997
                                                           2,389   Connecticut Water Service, Inc.                     58,554
                                                           3,382   Middlesex Water Co.                                 58,644
                                                           1,974   SJW Corp.                                           89,817
                                                           3,184   Southwest Water Co.                                 45,557
                                                                                                                -------------
                                                                                                                      590,947
- -----------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade - 0.1%                     6,450   Central European Distribution Corp. (a)            258,903
- -----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

                                                          Shares
Industry                                                    Held   Common Stocks                                    Value
- -----------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.3%                                         6,650   Brightpoint, Inc. (a)                        $     184,404
                                                           3,000   Earle M. Jorgensen Holding Company, Inc. (a)        27,690
                                                           5,600   LKQ Corp. (a)                                      193,872
                                                           8,200   Prestige Brands Holdings, Inc. (a)                 102,500
                                                          10,069   United Stationers, Inc. (a)                        488,347
                                                                                                                -------------
                                                                                                                      996,813
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks
                                                                   (Cost - $291,937,655) - 99.7%                  368,885,577
- -----------------------------------------------------------------------------------------------------------------------------

                                                                   Mutual Funds
- -----------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.0%                     4,700   Gladstone Capital Corp. (e)                        100,486
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Mutual Funds
                                                                   (Cost - $99,942) - 0.0%                            100,486
- -----------------------------------------------------------------------------------------------------------------------------

                                                                   Rights
- -----------------------------------------------------------------------------------------------------------------------------
Retail - 0.0%                                                777   dELiA*s, Inc. (g)                                      777
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Rights
                                                                   (Cost - $0) - 0.0%                                     777
- -----------------------------------------------------------------------------------------------------------------------------

                                                      Beneficial
                                                        Interest   Other Interests (b)
- -----------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 0.0%                          $       500   PetroCorp Inc. (Escrow Shares)                           0
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Other Interests
                                                                   (Cost - $0) - 0.0%                                       0
- -----------------------------------------------------------------------------------------------------------------------------

                                                                   Short-Term Securities
- -----------------------------------------------------------------------------------------------------------------------------
                                                     $   641,675   Merrill Lynch Liquidity Series, LLC                641,675
                                                                   Cash Sweep Series I (c)

                                                      13,465,055   Merrill Lynch Liquidity Series, LLC             13,465,055
                                                                   Money Market Series (c)(d)
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Short-Term Securities
                                                                   (Cost - $14,106,730) - 3.8%                     14,106,730
- -----------------------------------------------------------------------------------------------------------------------------
                                                                   Total Investments
                                                                   (Cost - $306,144,327*) - 103.5%                383,093,570

                                                                   Liabilities in Excess of Other
                                                                   Assets - (3.5%)                                (12,948,221)
                                                                                                                -------------
                                                                   Net Assets - 100.0%                          $ 370,145,349
                                                                                                                =============

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 309,875,971
                                                                  =============
      Gross unrealized appreciation                               $  98,880,176
      Gross unrealized depreciation                                 (25,662,577)
                                                                  -------------
      Net unrealized appreciation                                 $  73,217,599
                                                                  =============

(a)   Non-income producing security.
(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------------------
                                                                                   Net             Interest
      Affiliate                                                                 Activity            Income
      -----------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                 $ (8,347,915)       $ 464,626
      Merrill Lynch Liquidity Series, LLC Money Market Series                 $  1,812,667        $ 210,148
      -----------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2005

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Depositary receipts.
(g)   The rights may be exercised until 1/27/2006.

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts          Issue              Date         Value      Depreciation
      --------------------------------------------------------------------------
          4       Russell 2000 Index     March 2006   $ 1,357,448      $ (848)
      --------------------------------------------------------------------------

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 8, 2006


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: March 8, 2006